As filed with the U.S. Securities and Exchange Commission on December 13, 2019

1933 Act Registration No. [ ]

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐	Pre-Effective Amendment No. ____
☐	Post-Effective Amendment No. ____
(Check appropriate box or boxes.)

NORTH SQUARE INVESTMENTS TRUST
(Exact name of registrant as specified in charter)

10 South LaSalle Street, Suite 1925
Chicago, IL 60603
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (313) 857-2160

Alan E. Molotsky, Esq.
North Square Investments Trust
10 South LaSalle Street, Suite 1925
Chicago, IL 60603
(Name and Address of Agent for Service)

Copy to:
Robert M. Kurucza, Esq.
Lauren Michnick, Esq.
Seward & Kissel LLP
901 K Street N.W.
Washington, DC 20001

Approximate Date of Proposed Public Offering:	As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933, as amended.

It is proposed that this filing will become effective on January 12, 2019 pursuant to Rule 488.

Title of Securities Being Offered:
North Square Strategic Income Fund
North Square Advisory Research All Cap Value Fund

No filing fee is due because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of securities.

The information in this combined proxy statement and prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the U.S. Securities and Exchange Commission is effective. This combined proxy statement and prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

COMBINED PROXY STATEMENT AND PROSPECTUS

For the Reorganization of

Advisory Research Strategic Income Fund
Advisory Research All Cap Value Fund
each a series of Investment Managers Series Trust (“IMST”)

P.O. Box 2175
Milwaukee, Wisconsin 53201
1-888-665-1414

into

North Square Strategic Income Fund
North Square Advisory Research All Cap Value Fund
each a series of North Square Investments Trust

10 South LaSalle Street, Suite 1925
Chicago, Illinois 60603
1-312-857-2160

[ ], 2019

Advisory Research Strategic Income Fund
Advisory Research All Cap Value Fund
each a series of Investment Managers Series Trust

[ ], 2019

Dear Valued Shareholder:

A Special Meeting of Shareholders of the Advisory Research Strategic Income Fund and the Advisory Research All Cap Value Fund (each, a “Target Fund” and together, the “Target Funds”), each a series of Investment Managers Series Trust (“IMST”), has been scheduled for January 31, 2020 (the “Meeting”), to consider an Agreement and Plan of Reorganization (the “Reorganization Agreement”) by and among IMST, on behalf of the Target Funds, North Square Investments Trust, on behalf of the North Square Strategic Income Fund and the North Square Advisory Research All Cap Value Fund (each, an “Acquiring Fund,” together, the “Acquiring Funds,” and together with the Target Funds, the “Funds”), each a newly created series of North Square Investments Trust, North Square Investments, LLC (“NSI”), the adviser for each of the Acquiring Funds, and Advisory Research, Inc. (“ARI”), the adviser for each of the Target Funds. In addition, at the Meeting, shareholders will also be asked to approve a new investment advisory agreement between IMST, on behalf of the Target Funds, and ARI, under which ARI has been managing the Target Funds since September 27, 2019 (the “New Advisory Agreement”). The Meeting will be held at the offices of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, CA 91740  on January 31, 2020, at 11:00 AM Pacific Time.
If the Reorganization Agreement is approved by shareholders, the proposed transactions would be accomplished by (i) the transfer of all of the assets of each Target Fund to the corresponding Acquiring Fund (as set forth below) in exchange for the issuance by each Acquiring Fund to the corresponding Target Fund of Class I shares of that Acquiring Fund, and the Acquiring Fund's assumption of all of the liabilities of the corresponding Target Fund, followed by (ii) the distribution of the shares of each Acquiring Fund pro rata to the shareholders of the corresponding Target Fund in liquidation of each Target Fund (each such transaction, a “Reorganization” and together, the “Reorganizations”).

Target Fund	Acquiring Fund
Advisory Research Strategic Income Fund	North Square Strategic Income Fund
Advisory Research All Cap Value Fund	North Square Advisory Research All Cap Value Fund
Each Reorganization generally is not expected to result in the recognition of gain or loss by a Target Fund or its shareholders for federal income tax purposes. No sales charges or redemption fees will be imposed in connection with the Reorganizations. If the shareholders of each Target Fund do not approve the proposed Reorganization, then the Reorganization will not be implemented and the Board of Trustees of IMST (the "Board") will consider what other actions, if any, may be appropriate.
If the Reorganizations are approved by shareholders of the Target Funds, ARI will continue to serve as the investment adviser for each of the Target Funds until the closing of the Reorganization, at which time the Target Funds will be reorganized into the Acquiring Funds and NSI will serve as the investment adviser for each of the Acquiring Funds. ARI will transition from investment adviser to the Advisory Research All Cap Value Fund to sub-adviser of the North Square Advisory Research All Cap Value Fund. ARI will cease its advisory role with the Advisory Research Strategic Income Fund, and Red Cedar Investment Management, LLC (“Red Cedar”) will sub-advise the North Square Strategic Income Fund. The investment objective of each Acquiring Fund will be the same as that of the corresponding Target Funds. The investment strategy of the North Square Advisory Research All Cap Value Fund will be identical to that of the Advisory Research All Cap Value Fund and the investment strategy of the North Square Strategic Income Fund will be substantially similar to that of the Advisory Research Strategic Income Fund. The fundamental and non-fundamental investment policies of each of the Acquiring Funds will be materially the same as those of the corresponding Target Funds (with the Acquiring Funds adopting a non-fundamental policy with respect to investments in other investment companies).
ARI has served as the investment adviser of each of the Target Funds since its inception. Prior to September 27, 2019, ARI was a wholly-owned subsidiary of Piper Jaffray Companies. On September 27, 2019, Piper Jaffray Companies sold its interest in ARI to Ostara LLC, Ostara LLC subsequently became Ostara Inc. on October 1, 2019, Ostara Inc. is owned by a partner group comprised of current management members of ARI. Under the Investment Company Act of 1940, as amended (the “1940 Act”), this transaction resulted in an assignment and termination of the investment advisory agreement between ARI and IMST, on behalf of the Target Funds. The 1940

Act requires a new investment advisory agreement of a registered investment company to be approved by a majority vote of the outstanding voting securities of that investment company. The 1940 Act provides a temporary exemption from this shareholder approval requirement for an interim period of up to 150 days after termination of an advisory agreement, provided certain requirements are met. As a result, unless approved by shareholders of each Target Fund, the New Advisory Agreement will only remain in effect with respect to the Target Fund for a period of up to 150 days unless extended by the Securities and Exchange Commission (“SEC”) or its staff.
After careful consideration, for the reasons discussed in the attached Proxy Statement/Prospectus, and based on the recommendation of the Target Funds’ investment adviser, ARI, the IMST Board has approved the New Advisory Agreement between IMST and ARI, the Reorganization Agreement and the solicitation of the Target Funds’ shareholders with respect to the New Advisory Agreement and Reorganization Agreement.
Shareholders of record of each Target Fund at the close of business on November 29, 2019, will be asked to vote, with respect to their Target Fund, to approve the New Advisory Agreement and the Reorganization Agreement. If approved by shareholders, the Reorganization is expected to close in the first quarter of 2020.
Please read the enclosed materials carefully and cast your vote. The IMST Board has reviewed and approved the proposals and recommends that you vote FOR the applicable proposals. The Proxy Statement/Prospectus provides more information on the Reorganization Agreement and New Advisory Agreement. Please read it carefully and return your completed and signed proxy card in the enclosed addressed, postage-paid envelope; or take advantage of the telephonic or internet voting procedures described in the Proxy Statement/Prospectus. YOUR VOTE IS IMPORTANT. If we do not hear from you after a reasonable period of time, you may receive a telephone call from a representative from our proxy solicitor, Broadridge Financial Solutions, Inc., reminding you to vote your shares.

Very truly yours,
Maureen Quill
President
Investment Managers Series Trust

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD January 31, 2020

Investment Manager Series Trust
Advisory Research Strategic Income Fund
Advisory Research All Cap Value Fund
(each, a “Target Fund” and, together, the “Target Funds”)

A Special Meeting of Shareholders (the “Meeting”) of each of the Target Funds listed above will be held at 11:00 AM Pacific Time on January 31, 2020, at offices of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, CA 91740.  At the Meeting, shareholders will consider the following proposals with respect to each Target Fund which they own:

Approval of the new investment advisory agreement (the “New Advisory Agreement”) - Proposal 1 and Proposal 2
To approve a new investment advisory agreement between Investment Managers Series Trust (“IMST”), on behalf of each Target Fund, and Advisory Research, Inc. (“ARI”).
Approval of the Reorganizations - Proposal 3 and Proposal 4
To approve an Agreement and Plan of Reorganization (“Reorganization Agreement”) by and among IMST, on behalf of each Target Fund, North Square Investments Trust, on behalf of, North Square Strategic Income Fund and North Square Advisory Research All Cap Value Fund (each, an “Acquiring Fund” and, together, the “Acquiring Funds”) ARI, and North Square Investments, LLC (“NSI”), pursuant to which each Target Fund will (i) transfer all of its assets to the corresponding Acquiring Fund, in exchange solely for (A) Class I shares of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund, and (B) the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, and (ii) distribute the Class I shares of the Acquiring Fund to the shareholders of the Target Fund on a pro rata basis in redemption of all outstanding shares of the Target Fund and in complete liquidation of the Target Fund (each such transaction, a “Reorganization” and, together, the “Reorganizations”).

Target Fund	Acquiring Fund	Proposal #
Advisory Research Strategic Income Fund	North Square Strategic Income Fund	3
Advisory Research All Cap Value Fund	North Square Advisory Research All Cap Value Fund	4
Shareholders of each Target Fund will vote separately on the New Agreement and the respective Reorganization. Approval of the New Agreement by shareholders of a Target Fund is not dependent upon the approval of the New Agreement by shareholders of the other Fund. The Reorganization of each Target Fund into the corresponding Acquiring Fund, however, is conditioned upon receipt of shareholder approval of the Reorganization relating to the other Target Fund. Accordingly, if shareholders of one Target Fund approve its Reorganization, but shareholders of the other Target Fund do not approve that Target Fund’s Reorganization, the Reorganization of the first Target Fund may not take place as described in this Proxy Statement/Prospectus unless that condition is waived by IMST, North Square Investments Trust, ARI and NSI.

HOW TO VOTE YOUR SHARES

YOUR VOTE IS IMPORTANT
NO MATTER HOW MANY SHARES YOU OWN

We urge you to vote your shares. Your prompt vote may save the Target Fund the necessity of further solicitations to ensure a quorum at the Special Meeting. You may cast your vote by mail, by the internet, and by automated touchtone as set forth below:

•
Mail: To vote your proxy by mail, check the appropriate voting box on your proxy card, sign and date the card and return it in the enclosed postage-prepaid envelope. If you sign, date, and return the proxy card but give no voting instructions, the proxies will vote FOR the proposals.

The options below are available 24 hours a day / 7 days a week.

•	Internet: The web address and instructions for voting online can be found on the enclosed proxy card. You will be required to provide your control number found on your proxy card.

•	Automated Touchtone: The toll-free number for automated touchtone telephone voting can be found on the enclosed proxy card. You must have the control number found on your proxy card.
If you have any questions regarding the proposals, the proxy card, or need assistance voting your shares, please contact the Target Fund’s proxy solicitor, Broadridge Financial Solutions, Inc., at [ ]. If the Target Fund does not receive your voting instructions after our original mailing, you may be contacted by us or by Broadridge Financial Solutions, Inc., in either case, to remind you to vote.
If you can attend the Special Meeting and wish to vote your shares in person at that time, you will be able to do so. If you hold your shares in “street name” through a broker, bank or other nominee, you should contact your nominee about voting in person at the Special Meeting.

Investment Manager Series Trust
Advisory Research Strategic Income Fund
Advisory Research All Cap Value Fund

QUESTIONS AND ANSWERS
Dated: [ ], 2019
Question 1: What is this document and why are we sending it to you?
The attached Combined Proxy Statement and Prospectus is a proxy statement for the Advisory Research Strategic Income Fund and Advisory Research All Cap Value Fund (each, a “Target Fund” and, together, the “Target Funds”), each a series of Investment Managers Series Trust (“IMST”), and a prospectus for the shares of the North Square Strategic Income Fund and North Square Advisory Research All Cap Value Fund (each, an “Acquiring Fund” and, together, the “Acquiring Funds”), each a newly created series of North Square Investments Trust (collectively, the “Proxy Statement/Prospectus”). You are receiving this document because you own shares of one or both Target Funds as of November 29, 2019 (the “Record Date”).  This Proxy Statement/Prospectus contains information the shareholders of the Target Funds should know before voting on the proposals before them, as described below.  This Proxy Statement/Prospectus should be retained for future reference.
Question 2: What is being proposed?
Shareholders of each of the Target Funds are being asked to approve the proposed Agreement and Plan of Reorganization (the “Reorganization Agreement”) whereby each Target Fund will be reorganized into a corresponding Acquiring Fund, which is a newly-formed series of North Square Investments Trust, as follows (each, a “Reorganization,” and together the “Reorganizations”):

Target Fund	Acquiring Fund
Advisory Research Strategic Income Fund	North Square Strategic Income Fund
Advisory Research All Cap Value Fund	North Square Advisory Research All Cap Value Fund
More specifically, each Target Fund will transfer all of its assets to the corresponding Acquiring Fund in exchange solely for Class I shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund. Each Acquiring Fund will issue Class I shares of such Acquiring Fund that have an aggregate net asset value equal to the aggregate net asset value of the shares of the corresponding Target Fund immediately before the Reorganization. Each shareholder of a Target Fund at the time of the Reorganization will receive Class I shares of the corresponding Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of that shareholder’s shares in the Target Fund immediately before the Reorganization. The Target Funds and the Acquiring Funds are referred to individually or collectively as a “Fund” or the “Funds.” Please see “General Information about the Reorganizations-Terms of Each Reorganization” for more information.
In addition, shareholders are being asked to approve a new investment advisory agreement between Advisory Research, Inc. (“ARI”), the Target Funds’ current investment advisor, and IMST, on behalf of each Target Fund (the “New Advisory Agreement”). Prior to September 27, 2019, ARI was a wholly-owned subsidiary of Piper Jaffray Companies. On September 27, 2019, Piper Jaffray Companies sold its interest in ARI to Ostara LLC. Ostara LLC subsequently became Ostara Inc. on October 1, 2019. Ostara Inc. is owned by a partner group comprised of current management members of ARI. Under the Investment Company Act of 1940, as amended (the “1940 Act”), this transaction resulted in an assignment and termination of the investment advisory agreement between ARI and IMST, on behalf of the Target Funds. The 1940 Act requires a new investment advisory agreement of a registered investment company to be approved by a majority vote of the outstanding voting securities of that investment company. Rule 15a-4 under the 1940 Act provides a temporary exemption from the shareholder approval requirement for an interim period of up to 150 days after termination of an advisory contract provided that: the advisory compensation paid during the interim period is no greater than the compensation paid under the previous advisory agreement; compensation earned under the new agreement will be escrowed until shareholders approve the new agreement; and the investment company’s board of trustees, including a majority of the independent trustees, has approved the new agreement. In order to continue the current advisory arrangement until the closing of the Transaction and the closing of the Reorganization with minimal effect, the Board of Trustees of IMST (the “IMST Board”) has approved, and recommends that you approve, the New Advisory Agreement between ARI and IMST, with respect to each Target Fund. Shareholder approval of the New Advisory Agreement will ensure that ARI can receive the full amount of the escrowed advisory fees it earns and will also ensure continuous management of each Target Fund in the event its Reorganization is not approved by shareholders or does not close for any other reason.
Question 3: How has ownership of Advisory Research, Inc. changed?
Prior to September 27, 2019, ARI was a wholly-owned subsidiary of Piper Jaffray Companies. Effective September 27, 2019, Piper Jaffray Companies has completely divested from ownership in ARI. Ostara Inc., (formerly, Ostara LLC), which is owned by a partner group comprised of current management members of ARI, purchased Piper Jaffray Companies’ interest in ARI.
Question 4: Are there any material differences between the prior investment advisory agreement and the New Advisory Agreement?
The terms of the New Advisory Agreement, including fees payable, are the same as those of the previous advisory agreement with ARI except that, as required under the 1940 Act, the New Advisory Agreement will terminate with respect to each Target Fund 150 days after its effective date unless it is approved by a majority of the shareholders of the respective Target Fund (provided, however, that the term of the New Advisory Agreement may be extended without shareholder approval if permitted by regulatory or other action by the SEC or its staff), and compensation earned under the New Advisory Agreement will be escrowed until shareholders approve the New Advisory Agreement.
Question 5: Who will manage the Target Funds upon approval of the New Advisory Agreement?
The Target Funds will continue to be managed by ARI and the same portfolio management teams until the Reorganizations are consummated, assuming the approval of the shareholders of each Fund. The Target Funds’ investment strategies, advisory fees, and other terms will not change as a result of the New Advisory Agreement.
Question 6: How will the Reorganizations work?
Subject to the approval of the shareholders of the respective Target Fund, the Reorganization Agreement provides for: (i) the transfer of all of the assets of each Target Fund to the corresponding Acquiring Fund in exchange solely for (a) shares of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of the Acquiring Fund and (b) the assumption by the Acquiring Fund of all the Target Fund’s liabilities; (ii) the distribution of the shares of the Acquiring Fund pro rata to the shareholders of the Target Fund; and (iii) the termination, dissolution and complete liquidation of the Target Fund as soon as practicable after the closing.
Question 7: Why are the Reorganizations being proposed?
The purpose of the Reorganizations is to transition each Target Fund to North Square Investments Trust. Each Acquiring Fund is a newly created series of North Square Investments Trust that is substantially similar to its corresponding Target Fund and was created specifically for the purpose of acquiring the assets and liabilities of its corresponding Target Fund.
ARI has recommended that each Target Fund be reconstituted as a series of North Square Investments Trust. ARI has indicated that it no longer considers acting as primary investment adviser to mutual funds to be part of its long term strategic plan, and that it believes that continuing the Target Funds as new series of North Square Investments Trust may benefit each Target Fund and its shareholders by providing the ability to continue to invest in a mutual fund with a similar investment strategy that is part of an expanding fund family. In addition, ARI believes a transition of the Target Funds to new series of the North Square Investments Trust will result in more customized growth and distribution support for the Acquiring Funds, thereby resulting in the potential for increased assets and decreased operating expenses over the long term. As a result of North Square Investments, LLC’s (“NSI”) focused growth strategy for its business, which includes partnering with investment teams and money managers specializing in niche asset classes, either through direct ownership or through strategic operating partnerships, such as sub-advisory relationships and fund adoptions, NSI expects to grow the Target Funds and to expand the number of fund offerings it provides. With respect to the North Square Strategic Income Fund, ARI and NSI have determined that the Target Fund could benefit from the services expected to be offered in connection with the Acquiring Fund’s relationship with Red Cedar Investment Management, LLC (“Red Cedar”), which will serve as investment sub-adviser to the Acquiring Fund. Red Cedar is an experienced provider of investment advisory services, with approximately $1.3 billion in assets under management. Finally, following the Reorganization, the annual advisory fees and expense limitations with respect to each Acquiring Fund will be the same as or lower than those of the corresponding Target Fund.
Therefore, upon the recommendation of ARI, the IMST Board has approved the reorganization of each Target Fund into a new series of North Square Investments Trust.

Question 8: How will the Reorganizations affect my investment?
Your investment will not be affected by the Reorganizations. Following the Reorganizations, you will be a shareholder of the applicable Acquiring Fund, which has an identical investment objective and substantially similar principal investment strategies as the corresponding Target Fund. The primary differences will be: (1) NSI, and not ARI, will serve as investment adviser to the Acquiring Funds (with (a) ARI serving as the sub-adviser to the North Square Advisory Research All Cap Value Fund); and (b) Red Cedar serving as sub-adviser to the North Square Strategic Income Fund with a new portfolio management team providing day-to-day portfolio management services to the North Square Strategic Income Fund); (2) the North Square Strategic Income Fund will include the following additional investment types as part of its principal investment strategies: real estate investment trusts, exchange-traded funds, mortgage- and asset-backed securities, futures and swaps; (3) each Acquiring Fund will be subject to a shareholder service fee of up to 0.15% of its average daily net assets; (4) new service providers will provide custody, administrative, transfer agent, distribution and other general support services to the Acquiring Funds; (5) the Acquiring Funds will be series of the North Square Investments Trust instead of IMST; and (6) the Acquiring Funds will be governed by a different board than the Target Funds. The total net asset value of the shares of each Acquiring Fund you receive will equal the total net asset value of the shares of the corresponding Target Fund that you hold at the time of the applicable Reorganization. The Reorganizations will not affect the value of your investment at the time of the Reorganizations and your interest in the applicable Target Fund(s) will not be diluted.
Question 9: Will there be any changes to the investment objectives, strategies, and policies of the Funds as a result of the Reorganizations?
The investment objectives of each Target Fund and its corresponding Acquiring Fund are identical. The investment strategies of the Advisory Research All Cap Value Fund are the same as the North Square Advisory Research All Cap Value Fund and the investment strategies of the Advisory Research Strategic Income Fund are substantially similar to the strategies of the North Square Strategic Income Fund. As noted above, the North Square Strategic Income Fund will include the following additional permissible investments as part of its principal investment strategies: real estate investment trusts, mortgage- and asset-backed securities, futures and swaps. The fundamental investment restrictions are materially the same. The Acquiring Funds have one additional non-fundamental investment restriction relating to investments in other investment companies; this restriction will adhere the Acquiring Funds to a specific restriction to which the Target Funds currently follow.
Question 10: Who will manage the Acquiring Funds following the Reorganizations?
If the Reorganizations are approved and consummated, each Target Fund’s current investment adviser, ARI, will be replaced by NSI, which will serve as investment adviser to each Acquiring Fund. ARI will serve as the sub-adviser to the North Square Advisory Research All Cap Value Fund. The North Square Strategic Income Fund will be sub-advised by Red Cedar. In summary, the investment advisers and sub-advisers to the Target Funds and Acquiring Funds will be as follows:

Target Fund	Acquiring Fund
Advisory Research All Cap Value Fund	North Square Advisory Research All Cap Value Fund
Investment Adviser: ARI	Investment Adviser: NSI
Sub-adviser: None	Sub-adviser: ARI
Advisory Research Strategic Income Fund	North Square Strategic Income Fund
Investment Adviser: ARI	Investment Adviser: NSI
Sub-adviser: None	Sub-adviser: Red Cedar
[NSI and the North Square Investments Trust have applied for an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”) pursuant to which NSI would operate the Acquiring Funds under a “manager of managers” structure (the “Order”). If granted by the SEC, the Order would permit NSI to hire or replace a sub-adviser, and modify any existing or future sub-advisory agreement with a sub-adviser, without obtaining shareholder approval (though a shareholder vote would still be required to replace NSI with another investment adviser), subject to the terms and conditions of the Order. The Target Funds do not have a similar exemptive order.]

Question 11: How will the Reorganizations affect the fees and expenses I pay as a shareholder of a Target Fund?
Following the Reorganization, the North Square Advisory Research All Cap Value Fund will pay a lower annual advisory fee rate to NSI than currently paid by the Advisory Research All Cap Value Fund to ARI, and the North Square Strategic Income Fund will pay the same annual advisory fee rate to NSI that the Advisory Research Strategic Income Fund currently pays to ARI. The fees paid to the sub-adviser for each Acquiring Fund will be paid by NSI from its advisory fee and not by the Acquiring Fund. Unlike the Target Funds, each Acquiring Fund may pay a fee at an annual rate of up to 0.15% of its average daily net assets to shareholder servicing agents to provide non-distribution administrative and support services. However, NSI has contractually agreed, for a period of two years from the closing date of the applicable Reorganization, to cap the fees and expenses (excluding certain types of expenses described below) of the North Square Advisory Research All Cap Value Fund at a level that is lower than the current fee and expense cap for the Advisory Research All Cap Value Fund, and to cap the fees and expenses (excluding certain types of expenses described below) of the North Square Strategic Income Fund at the same level as the current fee and expense cap for the Advisory Research Strategic Income Fund. Therefore, following each Reorganization, the shareholders of the applicable Target Fund will not experience an increase in fees and expenses with respect to their investment in the corresponding Acquiring Fund for at least two years (not including any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses).
Question 12: Will I own the same number of shares of the Acquiring Fund as I currently own of the Target Fund?
Although the number of shares of the applicable Acquiring Fund you receive may differ from the number of shares of the corresponding Target Fund you hold, you will receive shares of the Acquiring Fund with a net asset value equal to the net asset value of your Target Fund shares immediately prior to the Reorganization.
Question 13: Will I have to pay any sales charge, contingent deferred sales charges or redemption/exchange fees in connection with a Reorganization?
No. You will not have to pay any front-end sales charges, contingent deferred sales charges (“CDSCs”) or redemption/exchange fees in connection with either Reorganization.
Question 14: How do the share purchase, redemption and exchange procedures of the Acquiring Funds compare to those of the Target Funds?
The share purchase, redemption and exchange procedures of the Acquiring Funds will be substantially the same as those of the Target Funds. For more information concerning the share purchase, redemption and exchange procedures of the Target Funds and the Acquiring Funds, please see the section entitled “Additional Information about the Funds” below.
Question 15: Are there costs or tax consequences of the Reorganizations?
You will not pay any expenses or sales charges in connection with the Reorganizations. All costs relating to the Reorganizations will generally be borne by ARI and/or NSI.  Each Reorganization is expected to be a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, for U.S. federal income tax purposes. Accordingly, it is expected that Target Fund shareholders will not, and the Target Funds generally will not, recognize any gain or loss as a direct result of the Reorganizations.
Question 16: If approved, when will the Reorganizations happen?
The Reorganizations will take place as soon as practicable following shareholder approval, and are expected to close in the first quarter of 2020.
Question 17: What happens if a Reorganization is not approved?
The Reorganization of each Target Fund into the corresponding Acquiring Fund is conditioned upon receipt of shareholder approval of the Reorganization relating to the other Target Fund. Accordingly, if shareholders of one Target Fund approve its Reorganization, but shareholders of the other Target Fund do not approve that Target Fund’s Reorganization, the Reorganization of the first Target Fund may not take place as described in this Proxy Statement/Prospectus unless that condition is waived by IMST, North Square Investments Trust, ARI and NSI. If shareholders of a Target Fund fail to approve its Reorganization, the IMST Board will consider what other actions, if any, may be appropriate.

Question 18: Who will benefit from the Reorganizations?
If the shareholders of a Target Fund approve its Reorganization, NSI will replace ARI as investment adviser and NSI will receive investment advisory fees for serving as the investment adviser of the corresponding Acquiring Fund. ARI and Red Cedar will serve as sub-advisers to the North Square Advisory Research All Cap Value Fund and North Square Strategic Income Fund, respectively, and will provide the day-to-day portfolio management of those Acquiring Funds. ARI and Red Cedar will each receive fees for serving as an investment sub-adviser, which fees will be paid by NSI.
Question 19: How does the Investment Managers Series Trust Board recommend that I vote?
After careful consideration, the IMST Board recommends that you vote FOR the New Advisory Agreement and FOR the Reorganization of your Target Fund(s).  In approving the proposed New Advisory Agreement and Reorganizations, and recommending their approval by shareholders, the IMST Board considered a number of factors which are discussed in greater detail in the enclosed Proxy Statement/Prospectus.
Question 20: How do I vote?
You can vote in one of four ways: (1) by telephone (call the toll free number listed on your proxy card); (2) by internet (log on to the internet website listed on your proxy card); (3) by mail (using the enclosed postage prepaid envelope); or (4) in person at the shareholder meeting scheduled to occur at 11:00 AM Pacific Time on January 31, 2020, at the offices of offices of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, California 91740.
Question 21: Is my vote important?
Your vote is extremely important no matter how many shares you own. While the IMST Board has reviewed the proposed Reorganization of each Target Fund and recommends that you approve it, these proposals cannot go forward without the approval of shareholders. Until sufficient votes have been obtained to approve or disapprove the proposals, the applicable Target Fund will continue to contact shareholders asking them to vote.  We encourage you to read the enclosed Proxy Statement/Prospectus to obtain a more detailed understanding of the issues relating to each proposed Reorganization and the New Agreement.
Question 22: Whom should I call if I have questions?
If you have questions about any of the proposals described in the Proxy Statement/Prospectus, please call the Target Funds’ proxy solicitor, toll free at [ ]. If you have any questions about voting procedures, please call the number listed on your proxy card.

COMBINED PROXY STATEMENT AND PROSPECTUS FOR:

Advisory Research All Cap Value Fund
Advisory Research Strategic Income Fund
each a series of Investment Managers Series Trust
P.O. Box 2175
Milwaukee, Wisconsin 53201
(888) 665-1414

PROSPECTUS FOR:

North Square Advisory Research All Cap Value Fund
North Square Strategic Income Fund
each a series of North Square Investments Trust
10 South LaSalle Street, Suite 1925
Chicago, Illinois 60603
(312) 857-2160

[ ], 2019
_________________________________

This Combined Proxy Statement and Prospectus (the “Proxy Statement”) is being sent to you in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Investment Managers Series Trust (“IMST”) for use at a Special Meeting of Shareholders (the “Special Meeting”) of the Advisory Research All Cap Value Fund and Advisory Research Strategic Income Fund, each a series of IMST (each a “Target Fund” and together the “Target Funds”), at the offices of Mutual Fund Administration, LLC, located at 2220 E. Route 66, Suite 226, Glendora, California 91740 on January 31, 2020, at 11:00 AM Pacific Time. At the Special Meeting, record shareholders of each Target Fund as of November 29, 2019 will be asked to consider and vote on the applicable Proposals:
Proposal 1
To approve a New Investment Advisory Agreement between Advisory Research, Inc. (“ARI”) and IMST, on behalf of the Advisory Research Strategic Income Fund.
Proposal 2
To approve a New Investment Advisory Agreement between ARI and IMST, on behalf of the Advisory Research All Cap Value Fund.
Proposal 3
To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) which provides for the reorganization of the Advisory Research Strategic Income Fund into the North Square Strategic Income Fund (an “Acquiring Fund”), a newly created series of North Square Investments Trust (a “Reorganization”).
Proposal 4
To approve the Reorganization Agreement which provides for the reorganization of the Advisory Research All Cap Value Fund into the North Square Advisory Research All Cap Value Fund (an “Acquiring Fund”), a newly created series of North Square Investments Trust (a “Reorganization”).
After careful consideration and upon the recommendation of Advisory Research, Inc., the Target Funds’ investment adviser, the Board unanimously recommends that shareholders vote “FOR” the proposals.
The Reorganization Agreement provides that each Target Fund will transfer all of its assets to the corresponding newly created series of North Square Investments Trust (each such series an “Acquiring Fund” and together the “Acquiring Funds”), in exchange solely for shares of beneficial interest (“shares”) of the Acquiring Fund and the Acquiring Fund’s assumption of all of the Target Fund’s liabilities. Shareholders of each Target Fund will receive shares of the corresponding Acquiring Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of their shares of the Target Fund held immediately prior to the applicable Reorganization in complete liquidation and termination of the Target Fund. After each Reorganization, shareholders will no longer be shareholders of the applicable Target Fund, but will become shareholders of the Acquiring Fund.

Those present and the appointed proxies also will transact such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof.
This Proxy Statement sets forth concisely the basic information you should know before voting on a proposal. You should read it and keep it for future reference.
The following documents containing additional information about the Target Funds and Acquiring Funds, having been filed with the Securities and Exchange Commission (“SEC”), are incorporated by reference into (legally considered to be part of) this Proxy Statement:

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the Prospectus and Statement of Additional Information of the Target Funds, each dated March 1, 2019, as amended and supplemented (the “Target Fund Prospectus” and the “Target Fund SAI”) (on file with the SEC (http://www.sec.gov) (File Nos. 811-21719, 333-122901) (Accession No. 0001398344-19-003449));

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the Semi-Annual Report for the Target Funds for the period from November 1, 2018 to April 30, 2019 (the “Target Funds Semi-Annual Report”) (on file with the SEC (http://www.sec.gov) (File No. 811-21719) (Accession No. 0001398344-19-011733)); and

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the Annual Report for the Target Funds for the fiscal year ended October 31, 2018 (the “Target Funds Annual Report”) (on file with the SEC (http://www.sec.gov) (File Nos. 811-21719) (Accession No. 0001398344-19-000392)).

The Target Funds’ Prospectus and Annual and Semi-Annual Reports have previously been delivered to Target Fund shareholders. Additional information about each Acquiring Fund that will be included in the Acquiring Funds’ Prospectus, when available, is included in Appendix E to this Proxy Statement. Each Acquiring Fund is newly-organized and currently has no assets and no liabilities. Each Acquiring Fund has been created in connection with the applicable Reorganization for the purpose of acquiring the assets and assuming the liabilities of the corresponding Target Fund and will not commence operations until the date of the Reorganization.
Copies of the Proxy Statement, Proxy Statement SAI, and any of the foregoing documents relating to each Target Fund are available upon request and without charge by calling the Target Fund at (888) 665-1414; visiting www.advisoryresearch.com; or writing to the Target Fund at Advisory Research Funds, P.O. Box 2175, Milwaukee, Wisconsin 53201. Copies of documents relating to the Acquiring Funds, when available, may be obtained upon request and without charge by writing to North Square Funds c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701; or by calling (toll-free) at (855) 551-5521; or visiting www.northsquareinvest.com. The Target Funds expect that this Proxy Statement will be sent to shareholders on or about [ ], 2019.

No person has been authorized to give any information or make any representation not contained in this Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS IT PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

An investment in a Target Fund or an Acquiring Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in any fund involves investment risk, including the possible loss of principal.

PROPOSALS 1 AND 2 - TO APPROVE THE NEW INVESTMENT ADVISORY AGREEMENT

OVERVIEW OF THE NEW INVESTMENT ADVISORY AGREEMENT
Shareholders of the Target Funds are being asked to approve an investment advisory agreement between ARI, the Target Funds’ current investment adviser, and IMST, on behalf of the Target Funds. Prior to September 27, 2019, ARI was a wholly-owned subsidiary of Piper Jaffray Companies. On September 27, 2019, Piper Jaffray Companies sold its interest in ARI to Ostara LLC. Ostara LLC subsequently became Ostara Inc. on October 1, 2019. Ostara Inc. is owned by a partner group comprised of current management members of ARI (the “ARI Transaction”). Under the Investment Company Act of 1940, as amended (the “1940 Act”), the ARI Transaction resulted in an assignment and termination of the investment advisory agreement between ARI and IMST, on behalf of the Target Funds (the “Prior Advisory Agreement”). The 1940 Act requires a new investment advisory agreement of a registered investment company to be approved by a majority vote of the outstanding voting securities of that investment company.
In connection with these events, at a meeting of the Board of Trustees of IMST (the “Board”) held on September 19, 2019, the Board, including a majority of Trustees who are not “interested persons” of IMST as that term is defined in the 1940 Act, voted to approve the proposed new investment advisory agreement (“New Advisory Agreement”) between ARI and IMST, on behalf of the Target Funds, effective September 27, 2019, thereby allowing ARI to continue to serve as investment adviser to each of the Target Funds. The Board also voted to recommend that shareholders vote to approve the New Advisory Agreement.
Rule 15a-4 under the 1940 Act, in relevant part, permits the appointment of an investment adviser on an interim basis, without shareholder approval where such approval would otherwise be required, subject to certain conditions. The terms of the New Advisory Agreement are the same as the Prior Advisory Agreement, except for differences reflecting certain requirements of Rule 15a-4, such as the date of execution, duration of the agreement, termination, and compensation conditions. Unless approved by shareholders of each Target Fund, the New Advisory Agreement will only remain in effect with respect to the Target Fund for a period of up to 150 days. In addition, all compensation earned under the New Advisory Agreement will be held in an interest-bearing escrow account pending shareholder approval of the New Advisory Agreement. If shareholders of a Target Fund do not approve the New Advisory Agreement, ARI will receive for its services provided to such Target Fund during the interim period under the New Advisory Agreement, the lesser of (i) the costs ARI incurred in performing such services (plus interest earned on that amount) or (ii) the amount in the escrow account (plus interest earned). Shareholder approval of the New Advisory Agreement will ensure that ARI can receive the full amount of the escrowed advisory fees it earns and will also ensure continuous management of each Target Fund in the event its Reorganization is not approved by shareholders or does not close for any other reason.
The investment advisory fee for the Target Funds will not change under the New Advisory Agreement, nor will the services provided. Under both the Prior Advisory Agreement and the New Advisory Agreement, the management fee with respect to the Advisory Research Strategic Income Fund is 0.70% of the average daily net assets and the management fee with respect to the Advisory Research All Cap Value Fund is 0.75% of the average daily net assets. Pursuant to the Prior Advisory Agreement, ARI earned $73,828 and $98,490 for the Advisory Research Strategic Income Fund and Advisory Research All Cap Value Fund, respectively, for the fiscal year ended October 31, 2018; however, ARI waived all management fees earned for each Target Fund for the fiscal year ended October 31, 2018. The current advisory agreement is dated December 16, 2013.
Prior to the change of control, ARI was a wholly owned subsidiary of Piper Jaffray Asset Management Inc., located at 800 Nicollet Mall, Suite 1000, Minneapolis, MN 55402, which is a wholly owned subsidiary of Piper Jaffray Companies, also located at 800 Nicollet Mall, Suite 1000, Minneapolis, MN 55402. ARI is now wholly owned by Ostara Inc., which in turn is owned by members of the partner group. Matthew K. Swaim, Chief Executive Officer and Director of ARI, owns a controlling interest in Ostara Inc. Ostara Inc. is located at 180 North Stetson, Suite 5500, Chicago, IL 60601Set forth below is a list of the current executive officers and directors of ARI:

NAME	TITLE
Matthew K. Swaim	Chief Executive Officer and Director
Ellen D. Freeman	Chief Operating Officer and Director
Bruce M. Zessar	Corporate Secretary and Director
ARI, subject to the oversight of the IMST Board, and in accordance with the investment objectives, policies and limitations of each Target Fund, will manage the Target Fund for the period and on such terms as set forth in the New Advisory Agreement or until the date of the Reorganization, whichever comes first. It is the responsibility of ARI to manage the investment of the assets of the Target Funds, to continuously review, supervise and administer the investment program of the Target Funds, and to determine, in its discretion, the securities to be purchased or sold and the portion of the Target Funds to be held uninvested. ARI provides IMST with records concerning ARI’s activities, which IMST is required to maintain, renders regular reports to IMST’s officers and the IMST Board concerning ARI’s discharge of its responsibilities under the New Advisory Agreement, and pays all expenses involved in the performance of its duties.
Like the Prior Advisory Agreement, the New Advisory Agreement provides that ARI shall not be liable for any error of judgment or mistake of law or for any loss suffered by IMST in connection with the performance of the New Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under the New Advisory Agreement. The New Advisory Agreement provides for termination with respect to each Target Fund automatically upon assignment and at any time without penalty by (i) the Board or a vote of a majority of the Target Fund’s outstanding shares on not less than 60 days’ written notice to ARI; (ii) ARI on 60 days’ written notice to IMST; or (iii) during the interim period, by the IMST Board or a vote of a majority of a Target Fund’s outstanding shares upon 10 days’ written notice to ARI.
BOARD CONSIDERATIONS FOR THE NEW ADVISORY AGREEMENT
The IMST Board, a majority of whom who are not “interested persons” of IMST (the “Independent Trustees”) as defined in the 1940 Act, approved the New Advisory Agreement at an in-person meeting held on September 19, 2019. In approving the New Advisory Agreement, the IMST Board determined that such approval was in the best interests of each Target Fund and its shareholders.
In advance of the meeting, the IMST Board received information about the Target Funds and the New Advisory Agreement from ARI and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., IMST’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about ARI’s organization and financial condition; information regarding the background, experience, and compensation structure of relevant personnel who would be providing services to the Target Funds; information about ARI’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the profitability of ARI’s overall relationship with the Target Funds; reports comparing the performance of each Target Fund with the returns of a benchmark index, and a group of comparable funds (the “Peer Group”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”) from Morningstar, Inc.’s relevant fund universe (the “Fund Universe”) for the one-, three-, and five-year periods ended June 30, 2019; and reports comparing the investment advisory fee and total expenses of each Target Fund with those of its Peer Group and Fund Universe. The IMST Board also received a memorandum from legal counsel to IMST discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed approval of the New Advisory Agreement. No representatives of ARI were present during the IMST Board’s consideration of the New Advisory Agreement, and the Independent Trustees were represented by their legal counsel with respect to the matters considered.
In approving the New Advisory Agreement, the IMST Board considered a variety of factors, including those discussed below. In their considerations, the IMST Board and the Independent Trustees did not identify any single factor that was controlling and each Trustee may have attributed different weights to various factors.
Nature, Extent, and Quality of Services. With respect to the performance results of each Target Fund, the meeting materials indicated as follows:

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The Advisory Research All Cap Value Fund’s annualized performance for the one-, three- and five-year periods was above the Russell 3000 Value Index return, and the Peer Group and Large Blend Fund Universe median returns.

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The Advisory Research Strategic Income Fund’s annualized total returns for the five-year period was above the Barclays US Intermediate Credit Index return, and the Peer Group and Multisector Bond Fund Universe median returns, but below the BofAML Preferred Stock Fixed Rate Index return by 2.77%. The Fund’s total return for the three-year period was above the Barclays US Intermediate Credit Index return, but below the BofAML Preferred Stock Fixed Rate Index return, and the Peer Group and Multisector Bond Fund Universe median returns by 1.55%, 0.55% and 1.15%, respectively. The Fund’s total return for the one-year period was the same as the Peer Group median return, but below the Multisector Bond Fund Universe median return, the BofAML Preferred Stock Fixed Rate Index return and the Barclays US Intermediate Credit Index return by 0.53%, 0.75% and 1.91%, respectively. The IMST Board considered ARI’s observations that the largest detractor from the Fund’s performance had been fixed-rate preferred securities, to which the Fund had recently lowered its exposure due to the current interest rate environment; that the Fund’s recent underperformance was also a result of its lower allocations to intermediate Treasuries and corporate bonds, which performed well during the one-year period; and that the Fund’s underperformance compared to the Peer Group was largely explained by the Peer Group funds’ allocation of greater percentages of their portfolios to preferred securities, high yield securities, and leveraged loan securities than the Fund, and that each of these classes performed exceptionally well relative to the overall fixed income universe during the relevant time periods.

The IMST Board also considered the overall quality of services provided by ARI to the Target Funds. In doing so, the IMST Board considered ARI’s specific responsibilities in day-to-day management and oversight of the Target Funds, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Target Funds. The IMST Board also considered the overall quality of the organization and operations of ARI, as well as its compliance structure. The IMST Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by ARI to the Target Funds were satisfactory.

Advisory Fees and Expense Ratios. With respect to the advisory fees and expenses paid by the Funds, the meeting materials indicated the following:

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The Advisory Research All Cap Value Fund’s annual investment advisory fee (gross of fee waivers) was the same as the Peer Group median, but above the Large Blend Fund Universe median by 0.075%. The IMST Board noted that the Fund’s advisory fee is lower than or the same as the fee ARI charges to certain institutional clients to manage separate account assets with similar objectives and policies as the Fund up to the $20 million level, and above ARI’s fee for those clients above that level. The IMST Board observed, however, that management of mutual fund assets requires compliance with certain requirements under the 1940 Act that do not apply to ARI’s institutional clients. The Trustees considered that the Fund’s advisory fee was within the range of advisory fees paid by other series of the Trust managed by ARI.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were above both the Peer Group and Fund Universe medians by 0.04% and 0.18%. The Trustees noted, however, that the average net assets of the Fund were significantly lower than the average net assets of the corresponding classes of funds in the Peer Group Fund Universe, and that certain of those other funds also had significant assets in other classes.

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The Advisory Research Strategic Income Fund’s annual investment advisory fee (gross of fee waivers) was above both the Peer Group and Multisector Bond Fund Universe medians by 0.10%. The IMST Board considered ARI’s observations that while the Fund primarily invests in fixed income securities, it also invests in preferred and common stock, and that most of the funds in the Peer Group invest only in fixed income securities. The IMST Board noted that the Fund’s advisory fee is lower than the fee ARI charges to certain institutional clients to manage separate account assets with similar objectives and policies as the Fund, and above ARI’s fees for certain similar clients. The IMST Board observed, however, that management of mutual fund assets requires compliance with certain requirements under the 1940 Act that do not apply to ARI’s institutional clients. The Trustees considered that the Fund’s advisory fee was within the range of advisory fees paid by other series of the Trust managed by ARI.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were higher than the Fund Universe and Peer Group medians by 0.11% and 0.09%, respectively. The Trustees considered, however, that much of the difference was attributable to the Fund’s higher advisory fee, and that the average net assets of the Fund were significantly lower than the average net assets of the corresponding classes of funds in the Peer Group Fund Universe, and that certain of those other funds also had significant assets in other classes.
The IMST Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to ARI under the Prior and New Advisory Agreements was fair and reasonable in light of the nature and quality of the services ARI provides to the Target Funds.
Profitability and Economics of Scale. The IMST Board next considered information prepared by ARI relating to its estimated costs and profits with respect to each Target Fund. The information included ARI’s actual costs and profits for the year ended June 30, 2019, adjusted to reflect the expected effects of the ARI Transaction. The IMST Board noted that similar to ARI’s actual results during the period, ARI expected that it would have waived its entire advisory fee and subsidized certain of the operating expenses for the Advisory Research Strategic Income Fund; would have waived a significant portion of its advisory fee for the Advisory Research All Cap Value Fund; and would not have realized a profit with respect to either Target Fund.
The IMST Board also considered the benefits received and to be received by ARI as a result of ARI’s relationship with the Target Funds, other than the receipt of its investment advisory fees, including any research received from broker-dealers providing execution services to the Target Funds, the beneficial effects from the review by the IMST Chief Compliance Officer of ARI’s compliance program, and the intangible benefits of ARI’s association with the Target Funds generally and any favorable publicity arising in connection with a Target Fund’s performance. The IMST Board also noted that although there were no advisory fee breakpoints, the asset level of each Target Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the assets of the Target Fund grow.
Conclusion. Based on these and other factors, the IMST Board and the Independent Trustees concluded that approval of the New Advisory Agreement was in the best interests of each Target Fund and its shareholders and, accordingly, approved the New Advisory Agreement with respect to each Target Fund.
SECTION 15(F) SAFE HARBOR
Section 15(f) of the 1940 Act provides a non-exclusive safe harbor for an investment adviser or any of its affiliated persons to receive any amount or benefit in connection with a sale of securities of, or any other interest in, such adviser which results in an assignment of an investment advisory contract with an investment company as long as two conditions are met.

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First, for a two-year period following the transaction, no “unfair burden” may be imposed on an investment company as a result of the transaction, or any express or implied terms, conditions or understandings applicable to the transaction. As defined in the 1940 Act, the term “unfair burden” includes any arrangement during the two-year period after the date on which the transaction occurs whereby the investment adviser (or its predecessor or successor) or any interested person of any such adviser receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company. IMST is not aware of any circumstances relating to the sale of Piper Jaffray Companies’ interest in ARI that might result in the imposition of an “unfair burden” on the Target Funds as a result of the sale.
Second, during the three-year period immediately following the transaction, at least 75% of the investment company’s board of directors must not be “interested persons” of the investment adviser or the predecessor investment adviser within the meaning of the 1940 Act. The IMST Board and North Square Investments Trust Board both currently satisfy this condition.

PROPOSALS 3 AND 4 – TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION
OVERVIEW OF THE PROPOSED REORGANIZATIONS
Based on the recommendation and request of ARI, the investment adviser for each Target Fund, the IMST Board has called the Special Meeting to ask shareholders of each Target Fund to consider and vote on the proposed respective Reorganization. The IMST Board (including a majority of the independent trustees, meaning those trustees who are not “interested persons” of IMST as that term is defined in the 1940 Act) believes that each Reorganization is in the best interests of the applicable Target Fund and its shareholders. The IMST Board considered and approved the Plan for each Reorganization at a meeting held on September 19, 2019, subject to the approval of the applicable Target Fund’s shareholders. See “Board Considerations” for a summary of the factors considered and conclusions drawn by the Board in approving the Reorganization Agreement and authorizing the submission of the Reorganization to shareholders for approval. A form of the Reorganization Agreement is attached to this Proxy Statement as Appendix B.
ARI has recommended that each Target Fund be reconstituted as a series of North Square Investments Trust. ARI has indicated that it no longer considers acting as primary investment adviser to mutual funds to be part of its long term strategic plan, and that it believes that continuing the Target Funds as new series of North Square Investments Trust may benefit each Target Fund and its shareholders by providing the ability to continue to invest in a mutual fund with a similar investment strategy that is part of an expanding fund family. In addition, ARI believes a transition of the Target Funds to new series of the North Square Investments Trust will result in more customized growth and distribution support for the Acquiring Funds, thereby resulting in the potential for increased assets and decreased operating expenses over the long term. As a result of NSI’s focused growth strategy for its business, which includes partnering with investment teams and money managers specializing in niche asset classes, either through direct ownership or through strategic operating partnerships, such as sub-advisory relationships and fund adoptions, NSI expects to grow the Target Funds and to expand the number of fund offerings it provides. With respect to the North Square Strategic Income Fund, ARI and NSI have determined that the Target Fund could potentially benefit from the services expected to be offered in connection with the Acquiring Fund’s relationship with Red Cedar Investment Management, LLC (“Red Cedar”), which will serve as investment sub-adviser to the Acquiring Fund. Red Cedar is an experienced provider of investment advisory services, with approximately $1.3 billion in assets under management. Finally, following the Reorganization, the annual advisory fees and expense limitations with respect to each Acquiring Fund will be the same as or lower than those of the corresponding Target Fund.
To reorganize the Target Funds into series of North Square Investments Trust, the Acquiring Funds, each of which has the same or substantially similar strategies and investment policies as the corresponding Target Fund, have been created as new series of North Square Investments Trust. If the shareholders of the Target Funds approve the Reorganization Agreement, each Reorganization will have these primary steps:

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All of the assets of the applicable Target Fund will be transferred to the corresponding Acquiring Fund in exchange solely for Class I shares of the Acquiring Fund and the Acquiring Fund’s assumption of all of the Target Fund’s liabilities;

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Immediately after the transfer of the Target Fund’s assets as provided for in the Reorganization Agreement, the Target Fund will distribute the Acquiring Fund shares received by the Target Fund pro rata to its shareholders in redemption of the outstanding shares of the Target Fund; and

•	The Target Fund will be liquidated and terminated.
Acquiring Fund shares issued in connection with the Reorganization will have an aggregate NAV equal to the aggregate value of the assets that the applicable Target Fund transferred to the corresponding Acquiring Fund, less the Target Fund’s liabilities that the Acquiring Fund assumes. As a result of each Reorganization, existing shareholders of the applicable Target Fund will become shareholders of the corresponding Acquiring Fund. Shareholders of the applicable Target Fund will receive shares of the corresponding Acquiring Fund with an aggregate NAV equal to the aggregate NAV of their shares of the Target Fund held immediately prior to the Reorganization. No commission or other transaction fees will be charged to a Target Fund’s shareholders in connection with the Reorganization.
Each Reorganization is expected to be a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), for federal income tax purposes. Accordingly, it is expected that the Target Funds generally will not, and the shareholders of the Target Funds will not, recognize any gain or loss as a direct result of the Reorganizations. North Square Investments Trust and IMST will receive an opinion from tax counsel to North Square Investments Trust confirming such tax treatment.
EFFECT OF THE REORGANIZATIONS
The primary purpose of each Reorganization is to transition the investment portfolio and shareholders presently associated with each Target Fund to the North Square Investments Trust.
Certain basic information about the Target Funds and Acquiring Funds is provided in the table below. The Target Funds and Acquiring Funds may be referred to together as the “Funds.”

Target Fund	Acquiring Fund
Advisory Research All Cap Value Fund, a series of Investment Managers Series Trust (an open-end management investment company registered with the SEC)	North Square Advisory Research All Cap Value Fund, a series of North Square Investments Trust (an open-end management investment company registered with the SEC)
Ticker: ADVGX	Class I Ticker: ADVGX
Fiscal year end: October 31	Fiscal year end: Same
Form of Organization: series of a Delaware statutory trust	Form of Organization: Same
Diversification status: Diversified	Diversification status: Same
Advisory Research Strategic Income Fund, a series of Investment Managers Series Trust (an open-end management company registered with the SEC)	North Square Strategic Income Fund, a series of North Square Investments Trust (an open-end management investment company registered with the SEC)
Ticker: ADVNX	Class I Ticker: ADVGX
Fiscal year end: October 31	Fiscal year end: Same
Form of Organization: series of a Delaware statutory trust	Form of Organization: Same
Diversification status: Diversified	Diversification status: Same
The Reorganizations will shift management responsibility for the Target Fund from ARI to NSI. After the Reorganizations, ARI will serve as sub-adviser to the North Square Advisory Research All Cap Value Fund and Red Cedar will serve as sub-adviser to the North Square Strategic Income Fund. The investment objective and the investment strategies of the Acquiring Funds will be the same or substantially similar to those of the Target Funds, as described in more detail below. The Acquiring Funds and the Target Funds are each diversified for purposes of the 1940 Act.
The Advisory Research All Cap Value Fund and Advisory Research Strategic Income Fund currently pay ARI a management fee on a monthly basis of 0.75% and 0.70%, respectively, of each Target Fund’s average daily net assets. Following the Reorganization, the management fee paid to NSI by the North Square Advisory Research All Cap Value Fund will be reduced to 0.70% and the management fee paid to NSI by the North Square Strategic Income Fund will remain the same.
ARI and Red Cedar will each receive fees for serving as an investment sub-adviser, which fees will be paid by NSI. Unlike the Target Funds, the Acquiring Funds have adopted a Shareholder Service Plan under which Class I shares may pay a fee at an annual rate up to 0.15% of its average daily net assets. In addition, Acquiring Fund shareholders will not be subject to a redemption fee; currently, Target Fund shareholders are subject to a 2% redemption fee on shares redeemed within 90 days of purchase.
The gross total expense ratio of the North Square Advisory Research All Cap Value Fund is expected to be lower than the gross total expense ratio of the Advisory Research All Cap Value Fund, and the gross total expense ratio of the North Square Strategic Income Fund is expected to be the same as the gross total expense ratio of the Advisory Research Strategic Income Fund. In addition, following the Reorganization, NSI has agreed, with respect to the North Square Advisory Research All Cap Value Fund, to reduce the expense limitation currently in place for the Advisory Research All Cap Value Fund from 1.00% to 0.95% of the Acquiring Fund’s average daily net assets (excluding certain types of expenses described below), and, with respect to the North Square Strategic Income Fund, to maintain the same expense limitation arrangement currently in place for the Advisory Research Strategic Income Fund. Each expense limitation will be in place for a period of at least two years from the date of the applicable Reorganization.
IMST is a multiple series trust that offers a number of portfolios managed by separate investment advisers and/or sub-advisers. As of September 30, 2019, IMST consisted of 57 portfolios representing approximately $17.9 billion in assets, managed by 36 advisers and sub-advisers. North Square Investments Trust is a multiple series trust that offers a number of portfolios managed by NSI and/or sub-advisers. As of November 30, 2019, North Square Investments Trust consisted of 7 portfolios representing approximately $328 million in assets, managed by NSI and three sub-advisers. IMST is not affiliated with North Square Investments Trust or NSI. IMST and North Square Investments Trust have different Boards of Trustees. Custody, administration, accounting, transfer agency, distribution and certain compliance services (“Third Party Service Arrangements”)

are provided to North Square Investments Trust by U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services (“Fund Services”) (fund administration, transfer agency, fund accounting and dividend distribution), U.S. Bank N.A. (“USB”) (custody) and Compass Distributors, LLC (distribution). Third Party Service Arrangements are provided to IMST by Mutual Fund Administration, LLC (“MFAC”) (co-administration), UMB Fund Services, Inc. (“UMBFS”) (co-administration, fund accounting and transfer agency), UMB Bank, n.a. (“UMB”) (custody), and IMST Distributors, LLC (distribution). Each of Compass Distributors, LLC and IMST Distributors, LLC is a wholly-owned subsidiary of Foreside Distributors, LLC.
[NSI and North Square Investments Trust have applied for an exemptive order from the SEC for the Acquiring Funds pursuant to which NSI would operate the Acquiring Funds under a “manager of managers” structure (the “Order”). If granted by the SEC, the Order would permit NSI, subject to the approval of the Board of Trustees of the North Square Investments Trust, to hire or replace sub-advisers that are not affiliated with NSI and certain sub-advisers that may be affiliated with NSI, and modify any existing or future sub-advisory agreement with such sub-advisers without obtaining shareholder approval (though shareholder approval would still be required to replace NSI as investment adviser or to materially amend its advisory agreement). The Target Funds do not have such an exemptive order. Currently, the IMST Board may terminate the investment adviser or sub-adviser to a Target Fund without shareholder approval, but the IMST Board may not replace or engage an investment adviser or sub-adviser or materially amend a sub-advisory agreement without shareholder approval. The sole initial shareholder of each Acquiring Fund will have approved the operation of the Acquiring Fund under any manager of managers structure prior to the closing of the Reorganization, and Acquiring Fund shareholders, including in their ultimate capacities as shareholders of an Acquiring Fund, are not being asked to vote on this matter.]
Shareholders will continue to be able to make additional purchases or sales of Target Fund shares through their financial intermediary up to and including the day of the Reorganization. If the Reorganizations are approved, Target Fund shares will automatically be converted to Acquiring Fund shares at the Closing (as defined in the Reorganization Agreement).
SUMMARY COMPARISON OF THE FUNDS
Fees and Expenses
The table below describes the fees and expenses that you pay if you buy and hold shares of the Target Funds and the pro forma fees and expenses that you may pay if you buy and hold shares of the Acquiring Funds after giving effect to the Reorganizations. Expenses for the Target Funds are based on operating expenses of the Target Funds for the six-month period ended April 30, 2019. Expenses for the Acquiring Funds are pro forma operating expenses of the Acquiring Funds for the six-month period ended April 30, 2019, assuming the Reorganization had occurred prior to the start of the period. Unlike the Target Funds, the Acquiring Funds have adopted a Shareholder Service Plan under which Class I shares may pay a fee at an annual rate up to 0.15% of its average daily net assets. In addition, Acquiring Fund shareholders will not be subject to a redemption fee; currently, Target Fund shareholders are subject to a 2% redemption fee on shares redeemed within 90 days of purchase.
Following the Reorganization, NSI has contractually agreed, for a period of at least two years from the closing date of the applicable Reorganization, to cap the fees and expenses (excluding certain types of expenses described below) of the North Square Advisory Research All Cap Value Fund at an annual rate that is 0.05% lower than the current fee and expense cap for the Advisory Research All Cap Value Fund, and to cap fees and expenses (excluding certain types of expenses described below) of the North Square Strategic Income Fund at the same level as the current fee and expense cap for the Advisory Research Strategic Income Fund. Therefore, following each Reorganization, the shareholders of the applicable Target Fund will not experience an increase in fees and expenses with respect to their investment in the corresponding Acquiring Fund for at least two years (not including any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses). Following the expiration of the expense cap, it is possible that the total annual fund operating expenses of an Acquiring Fund may be higher than the current total net operating expenses of the corresponding Target Fund, based in part on the asset size of the Acquiring Fund at that time, if the expense cap is not extended by NSI.

Proposal 3 - Reorganization of Advisory Research Strategic Income Fund into North Square Strategic Income Fund

Fees and Expenses	Target Fund Shares	Acquiring Fund Shares (pro forma)
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None	None
Maximum deferred sales charge (load)	None	None
Redemption fee if redeemed within 90 days of purchase (as a percentage of amount redeemed)	2.00%	None
Wire fee	$20	$20
Overnight check delivery fee	$25	$25
Retirement account fees (annual maintenance fee)	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.70%	0.70%
Distribution (12b-1) Fees	None	None
Other Expenses	1.02%	0.89%(1)
Shareholder servicing fee	None	0.15%
Total Annual Fund Operating Expenses	1.72%	1.74%
Fees waived and/or expenses reimbursed	-0.82%	-0.84%
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	0.90%(2)	0.90%(3)

(1)	Based on estimated amounts for the current fiscal year.

(2)
ARI, the Target Fund’s investment adviser, has contractually agreed to waive its fees and/or pay for operating expenses of the Target Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.90% of the average daily net assets of the Target Fund. This agreement is in effect until February 29, 2020 and it may be terminated before that date only by the IMST Board. ARI is permitted to seek reimbursement from the Target Fund, subject to certain limitations, of fees waived or payments made to the Target Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Target Fund if the reimbursement will not cause the Target Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement.

(3)
NSI, the Acquiring Fund’s investment adviser, has contractually agreed to waive its fees and/or pay for operating expenses of the Acquiring Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.90% of the average daily net assets of the Acquiring Fund. This agreement is in effect until February 28, 2022 and it may be terminated before that date only by the North Square Investments Trust’s Board. NSI is permitted to seek reimbursement from the Acquiring Fund, subject to certain limitations, of fees waived or payments made to the Acquiring Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Acquiring Fund if the reimbursement will not cause the Acquiring Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement.

Example
The Example below is intended to help you compare the cost of investing in shares of the Target Fund with the cost of investing in shares of the Acquiring Fund on a pro forma basis. The Example assumes that you invest $10,000 in each Fund and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Target Fund shares	$92	$462	$856	$1,962
Acquiring Fund shares – (pro forma)	$92	$379	$781	$1,907

Proposal 4 - Reorganization of Advisory Research All Cap Value Fund into North Square Advisory Research All Cap Value Fund

Fees and Expenses	Target Fund Shares	Acquiring Fund Shares (pro forma)
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None	None
Maximum deferred sales charge (load)	None	None
Redemption fee if redeemed within 90 days of purchase (as a percentage of amount redeemed)	2.00%	None
Wire fee	$20	$20
Overnight check delivery fee	$25	$25
Retirement account fees (annual maintenance fee)	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%	0.70%
Distribution (12b-1) Fees	None	None
Other Expenses	0.93%	0.89%(1)
Shareholder servicing fee	None	0.15%
Total Annual Fund Operating Expenses	1.68%	1.74%
Fees waived and/or expenses reimbursed	-0.68%	-0.79%
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	1.00%(2)	0.95%(3)

(1)	Based on estimated amounts for the current fiscal year.

(2)
ARI, the Target Fund’s investment adviser, has contractually agreed to waive its fees and/or pay for operating expenses of the Target Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.00% of the average daily net assets of the Target Fund. This agreement is in effect until February 29, 2020 and it may be terminated before that date only by the IMST Board. ARI is permitted to seek reimbursement from the Target Fund, subject to certain limitations, of fees waived or payments made to the Target Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Target Fund if the reimbursement will not cause the Target Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement.

(3)
NSI, the Acquiring Fund’s investment adviser, has contractually agreed to waive its fees and/or pay for operating expenses of the Acquiring Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.95% of the average daily net assets of the Acquiring Fund. This agreement is in effect until February 28, 2022 and it may be terminated before that date only by the North Square Investments Trust’s Board. NSI is permitted to seek reimbursement from the Acquiring Fund, subject to certain limitations, of fees waived or payments made to the Acquiring Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Acquiring Fund if the reimbursement will not cause the Acquiring Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement.

Example
The Example below is intended to help you compare the cost of investing in shares of the Target Fund with the cost of investing in shares of the Acquiring Fund on a pro forma basis. The Example assumes that you invest $10,000 in each Fund and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Target Fund shares	$102	$463	$849	$1,930
Acquiring Fund shares – (pro forma)	$97	$389	$791	$1,916

Performance Information
The following performance information indicates some of the risks of investing in the Funds. The Acquiring Funds will not commence operations until after the closing of the Reorganizations. At that time, each Acquiring Fund will adopt the performance history of the corresponding Target Fund.
The bar charts show the Target Funds’ performance for the calendar year ended December 31, 2018. The tables illustrate how the Target Funds’ average annual returns for the 1-year, 5-year, and 10-year (or since inception for the Advisory Research All Cap Value Fund) periods compared with one or more broad measures of market performance. The tables illustrate each Target Fund’s past performance, before and after taxes, and does not necessarily indicate how it will perform in the future. Updated performance information is also available on the Target Funds’ website at www.advisoryresearch.com or by calling the Target Funds toll free at (888) 665-1414.
Proposal 3 - Reorganization of Advisory Research Strategic Income Fund into North Square Strategic Income Fund
Calendar Year Total Return

Highest Calendar Quarter Return at NAV	15.25%	Quarter Ended 06/30/2009
Lowest Calendar Quarter Return at NAV	-5.69%	Quarter Ended 03/31/2009

Average Annual Total Returns for the Period Ended December 31, 2018

Target Fund	One Year	Five Years	Ten Years
Return Before Taxes	-1.99%	3.24%	7.09%
Return After Taxes on Distributions*	-3.21%	1.70%	6.11%
Return After Taxes on Distributions and Sale of Shares*	-0.87%	2.06%	5.46%
Bloomberg Barclays Intermediate Credit Index (reflects no deduction for fees, expenses, or taxes)	0.01%	2.47%	4.84%
*After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts. In certain cases, Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other return figures for the same period. This will occur when a capital loss is realized upon the sale of Fund shares or provides an assumed tax benefit that increases the return.
Proposal 4 - Reorganization of Advisory Research All Cap Value Fund into North Square Advisory Research All Cap Value Fund
Calendar Year Total Return

Highest Calendar Quarter Return at NAV	12.17%	Quarter Ended 03/31/2013
Lowest Calendar Quarter Return at NAV	-14.33%	Quarter Ended 09/30/2011

Average Annual Total Returns for the Period Ended December 31, 2018

Target Fund	One Year	Five Years	Since Inception (11/16/09)
Return Before Taxes	-2.58%	6.30%	10.12%
Return After Taxes on Distributions*	-9.8%	2.52%	7.68%
Return After Taxes on Distributions and Sale of Shares*	2.88%	4.54%	7.99%
Russell 3000 Value Index (reflects no deduction for fees, expenses, or taxes)	-8.58%	5.77%	10.14%
*After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts. In certain cases, Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other return figures for the same period. This will occur when a capital loss is realized upon the sale of Fund shares or provides an assumed tax benefit that increases the return.

Portfolio Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect a Fund’s performance. Because the Acquiring Funds are newly organized, no portfolio turnover data is available. The portfolio turnover for the Target Funds is as follows:

TARGET FUND	PORTFOLIO TURNOVER
Advisory Research Strategic Income Fund
For the fiscal year ended October 31, 2019	35.70%
Advisory Research All Cap Value Fund
For the fiscal year ended October 31, 2019	25.60%

Principal Investment Objectives, Strategies, and Policies
Proposal 3 - Reorganization of Advisory Research Strategic Income Fund into North Square Strategic Income Fund
The investment objectives of the Target Fund and Acquiring Fund are the same: each Fund seeks to achieve high current income and long term capital appreciation. Each Fund’s investment objectives are non-fundamental and may be changed by the respective Board without shareholder approval, upon at least 60 days’ prior written notice to shareholders. The strategies of the Target Fund and Acquiring Fund are substantially similar. The Acquiring Fund will include the following additional investment types as part of its principal investment strategies: real estate investment trusts, exchange-traded funds, mortgage- and asset-backed securities, futures and swaps. These investments are currently part of the Target Fund’s non-principal investment strategies and Red Cedar, the sub-adviser to the Acquiring Fund, intends to invest a larger portion of the Acquiring Fund’s assets in these investments than the Target Fund has historically invested.

Principal Investment Strategies
Advisory Research Strategic Income Fund	North Square Strategic Income Fund
The Fund pursues its investment objectives primarily by investing in preferred securities and other income producing securities, including convertible securities, debt securities, common stocks, and securities of other investment companies such as closed-end funds.

The Fund pursues its investment objectives primarily by investing in preferred securities and other income producing securities, including convertible securities, debt securities, common stocks, derivatives, REITs and securities of other investment companies such as closed-end funds and exchange traded funds (ETFs).

Principal Investment Strategies
Advisory Research Strategic Income Fund	North Square Strategic Income Fund
Under normal market conditions, the Fund primarily invests in preferred and debt securities, but ARI retains broad discretion to allocate the Fund’s investments across various asset classes. Preferred securities in which the Fund may invest include traditional straight and convertible preferreds, and hybrid preferreds (i.e., preferred securities issued by trusts or other special purpose entities established by operating companies). From time to time, the Fund may have a significant portion of its assets in one or more market sectors such as the finance sector.

Under normal market conditions, the Fund invests primarily in preferred and debt securities. Red Cedar Investment Management, LLC (“Red Cedar” or a “Sub-Adviser”), the Fund’s sub-adviser, retains broad discretion to allocate the Fund’s investments across various asset classes. Preferred securities in which the Fund may invest include traditional and convertible preferreds, and hybrid preferreds. From time to time, the Fund may have a significant portion of its assets in one or more market sectors, such as the finance sector.

The Fund may invest in debt securities of any maturity. Debt securities in which the Fund may invest include U.S. Treasury and U.S. government agency securities, investment grade corporate debt instruments, investment grade municipal bonds and below investment grade securities. Investment grade securities are those rated at the time of acquisition Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”), or BBB- or higher by Standard & Poor’s, a division of McGraw Hill Companies Inc. (“S&P”), or Fitch Ratings Ltd. (“Fitch”) or, if unrated by S&P, Moody’s or Fitch, determined by ARI to be of comparable quality. Below investment grade securities are also known as “high yield” or “junk” securities.

The Fund may invest in debt securities of any maturity. Debt securities in which the Fund may invest include U.S. Treasury and U.S. government agency securities, investment grade corporate debt instruments, investment grade municipal bonds, mortgage and asset-backed (including collateralized mortgage backed-securities) securities and below investment grade securities. Investment grade securities are those rated at the time of acquisition Baa3 or higher by Moody’s, or BBB- or higher by S&P, or Fitch or, if unrated by S&P, Moody’s or Fitch, determined by the Fund’s sub-adviser to be of comparable quality. Below investment grade securities are also known as “high yield” or “junk” securities.

The Fund may write (sell) covered call options on securities the Fund holds in its portfolio.	The Fund utilize derivatives, including futures, options, swaps (including index credit default swaps (CDX)), and other various derivative products.
The Fund may invest up to 20% of its assets in securities of non-U.S. issuers. The Fund’s investments in foreign securities include non-U.S. Dollar denominated securities traded outside of the United States, U.S. Dollar denominated securities of foreign issuers traded in the United States and American Depository Receipts (“ADRs”). ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks.

The Fund may invest its assets in securities of non-U.S. issuers. The Fund’s investments in foreign securities include non-U.S. Dollar denominated securities traded outside of the United States, U.S. Dollar denominated securities of foreign issuers traded in the United States and American Depository Receipts (“ADRs”). ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks. The Fund may invest up to 20% of its net assets is securities of non-U.S. Dollar denominated securities.

Principal Investment Strategies
Advisory Research Strategic Income Fund	North Square Strategic Income Fund
ARI seeks to identify securities which it believes offer significantly higher yields than U.S. treasury securities of comparable maturity, while striving to maintain stability of principal and preserving good overall credit quality through extensive credit analysis and broad diversification across security types. ARI selects preferred securities based upon a review of yield characteristics, call provisions, credit quality and ratings, and ability to continue paying dividends. In evaluating and selecting debt securities, ARI balances various factors, including increased yield as compared to U.S. treasuries, maturity, call provisions and credit quality. Convertible preferred and debt securities are additionally evaluated on various features including conversion rights, conversion ratio, likelihood of conversion, and value of the underlying security into which the convertible security may convert. ARI selects common stocks based on the company’s business and financial strength and dividend history and policy, as well as ability to potentially grow dividend distributions. ARI selects closed-end funds based upon a review of yield, price relative to net asset value, composition of the underlying portfolio, and the nature of the distributions. The Fund will generally sell a security if its full valuation is realized, if better opportunities are identified, if news alters the Fund’s advisor’s investment thesis, if the security’s credit quality deteriorates, or if the Fund requires cash to meet redemption requests.

Red Cedar seeks to identify securities which it believes offer significantly higher yields than U.S. treasury securities of comparable maturity, while striving to maintain stability of principal and preserving good overall credit quality through extensive credit analysis and broad diversification across security types. Red Cedar selects preferred securities based upon a review of yield characteristics, call provisions, credit quality and ratings, and ability to continue paying dividends, among other features. In evaluating and selecting debt securities, Red Cedar balances various factors, including increased yield as compared to U.S. treasuries, maturity, call provisions and credit quality. Convertible preferred and debt securities are additionally evaluated on various features including conversion rights, conversion ratio, likelihood of conversion, and value of the underlying security into which the convertible security may convert, among others. Red Cedar selects common stocks based on the company’s business and financial strength and dividend history and policy, as well as ability to potentially grow dividend distributions. Red Cedar selects closed-end funds based upon a review of yield, price relative to net asset value, composition of the underlying portfolio, and the nature of the distributions. The Fund will generally sell a security if its full valuation is realized, if better opportunities are identified, if news alters the Fund’s advisor’s investment thesis, if the security’s credit quality deteriorates, or if the Fund requires cash to meet redemption requests.

Proposal 4 - Reorganization of Advisory Research All Cap Value Fund into North Square Advisory Research All Cap Value Fund
The investment objectives of the Target Fund and Acquiring Fund are the same: each Fund seeks long term capital appreciation. Each Fund’s investment objective is non-fundamental and may be changed by the respective Board without shareholder approval, upon at least 60 days’ prior written notice to shareholders. The strategies of the Target Fund and Acquiring Fund are also the same, as follows:
Under normal circumstances, the Fund will invest in equity securities of companies of any size including small, mid and large-capitalization companies. The Fund’s investments in equity securities may include common stock, preferred securities and convertible securities. While the Fund invests primarily in equity securities of U.S. issuers, it may invest in securities of foreign issuers, including those in emerging markets, in keeping with the Fund’s investment objective.
ARI uses a bottom-up approach that seeks to identify companies with attractive valuations relative to net asset value. The strategy invests in stocks that ARI believes are profitable, undervalued on an absolute value basis, and exhibit low levels of leverage. The Fund will invest in a portfolio of securities typically spread across many economic sectors, although from time to time, the Fund may have a significant portion of its assets in one or more market sectors such as the finance sector.
The Fund also may invest in ADRs, European Depository Receipts (“EDRs”), and Global Depository Receipts (“GDRs”). ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks. EDRs and GDRs have the same qualities as ADRs, except that they may be traded in several international trading markets.

Principal Risks
Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each Fund’s shares (the “Shares”) may be affected by its investment objective, principal investment strategies, and particular risk factors. The principal risks of investing in the Funds are discussed below. However, other factors may also affect each Fund’s NAV. There is no guarantee that a Fund will achieve its investment objective or that it will not lose principal value.

The principal risks of investing in the Funds are substantially similar and are set forth below. With respect to the Advisory Research Strategic Income Fund, the North Square Strategic Income Fund adds discussions related to the following: “Derivatives Risk,” “Emerging Market Risk,” “Mortgage-Backed and Asset-Backed Securities Risk,” and “Real Estate Investment Trust (“REIT”) Risk.” The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s NAV, trading price, yield, total return and/or ability to meet its objectives.

Proposal 3 - Reorganization of Advisory Research Strategic Income Fund into North Square Strategic Income Fund
Target Fund	Acquiring Fund
Closed-End Funds (“CEFs”) Risk. The Fund invests in shares of CEFs. Investments in CEFs are subject to various risks, including reliance on management’s ability to meet a CEF’s investment objective and to manage a CEF’s portfolio, and fluctuation in the market value of a CEF’s shares compared to the changes in the value of the underlying securities that the CEF owns. In addition, the Fund bears a pro rata share of the management fees and expenses of each underlying CEF in addition to the Fund’s management fees and expenses, which results in the Fund’s shareholders being subject to higher expenses than if they invested directly in the CEFs. There can be no guarantee that shares of a CEF held by the Fund will not trade at a persistent and ongoing discount.
Same
Convertible Securities Risk. Convertible securities are subject to market and interest rate risk and credit risk. When the market price of the equity security underlying a convertible security decreases the convertible security tends to trade on the basis of its yield and other fixed income characteristics, and is more susceptible to credit and interest rate risks. When the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features and be more exposed to market risk. Convertible securities are typically issued by smaller capitalized companies with stock prices that may be more volatile than those of other companies.
Same
Covered Call Options Risk. The Fund may write (sell) covered call options on securities the Fund holds in its portfolio. This strategy is designed to generate additional gains from option premiums, but also results in certain risks. With respect to portfolio holdings on which the Fund has written a covered call option, the Fund will forgo the opportunity to benefit from potential increases in the value of that security, but will continue to bear the risk of declines in the value of the security.
Removed and replaced with Derivatives Risk.
Credit Risk. If an issuer or guarantor of a debt security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of the Fund’s portfolio will typically decline.
Same
Currency Risk. The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.
Same
Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Fund’s advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected.
Same

Proposal 3 - Reorganization of Advisory Research Strategic Income Fund into North Square Strategic Income Fund
Target Fund	Acquiring Fund
None
Derivative Risk. The sub-adviser may make use of futures, forwards, options, swaps and other forms of derivative instruments. The use of derivative instruments exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include futures contracts, options (both written and purchased), swaps and forward currency exchange contracts. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Additionally, to the extent the Fund is required to segregate or “set aside” (often referred to as “asset segregation”) liquid assets or otherwise cover open positions with respect to certain derivative instruments, the Fund may be required to sell portfolio instruments to meet these asset segregation requirements. There is a possibility that segregation involving a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations. Opening derivative positions also exposes to the Fund to risk that the counterparty to the transaction defaults.

None
Emerging Market Risk. Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed economic, political and legal systems than those of more developed countries. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems.

Equity Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.
Same
Fixed Income Securities Risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, and longer-term and lower rated securities are more volatile than shorter-term and higher rated securities.
Same
Foreign Investment Risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include ADRs and GDRs. Unsponsored ADRs and GDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply. In addition, the issuing bank may deduct shareholder distribution, custody, foreign currency exchange, and other fees from the payment of dividends. Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.

Foreign Investment Risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include ADRs and GDRs. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from changes in share prices and payment of dividends.

High Yield (“Junk”) Bond Risk. High yield bonds are debt securities rated below investment grade (often called “junk bonds”). Junk bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.
Same

Proposal 3 - Reorganization of Advisory Research Strategic Income Fund into North Square Strategic Income Fund
Target Fund	Acquiring Fund
Interest Rate Risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

Interest Rate Risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term and lower rated securities being more volatile than shorter-term securities and higher rated securities. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times. Risks associated with rising interest rates are heightened given that interest rates in the U.S. have been at near historic lows. Interest rates have recently increased and are likely to continue to increase in the future with unpredictable effects on the financial markets and the Fund’s investments.

Management and Strategy Risk. The value of your investment depends on the judgment of the Fund’s adviser about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.

Management and Strategy Risk. The value of your investment depends on the judgment of the adviser or sub-adviser about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the adviser or sub-adviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments. To the extent that the Fund invests a significant percentage of its assets in any one underlying fund, the Fund will be subject to a greater degree to the risks particular to that underlying fund, and may experience greater volatility as a result.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.
Same
None
Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage-backed securities are subject to “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates). If the Fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the assets held by a pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Options Risk. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The Fund may not fully benefit from or may lose money on an option if changes in its value do not correspond as anticipated to changes in the value of the underlying securities. If the Fund is not able to sell an option held in its portfolio, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities. Ownership of options involves the payment of premiums, which may adversely affect the Fund’s performance. To the extent that the Fund invests in over-the-counter options, the Fund may be exposed to counterparty risk.
Removed and replaced with Derivatives Risk.

Proposal 3 - Reorganization of Advisory Research Strategic Income Fund into North Square Strategic Income Fund
Target Fund	Acquiring Fund
Preferred Stock Risk. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. The market value of preferred stock is subject to company-specific and market risks applicable generally to equity securities and is also sensitive to changes in the company’s creditworthiness, the ability of the company to make payments on the preferred stock, and changes in interest rates, typically declining in value if interest rates rise.

Preferred Securities Risk. Preferred securities represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. The market value of preferred securities is subject to company-specific and market risks applicable generally to equity securities and is also sensitive to changes in the company’s creditworthiness, the ability of the company to make payments on the preferred stock, and changes in interest rates, typically declining in value if interest rates rise.

None
Real Estate Investment Trust (“REIT”) Risk. The Fund’s investment in REITs will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses.

Sector Focus Risk. The Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors. For example, as of April 30, 2019, 44.1% of the Fund’s total assets was invested in the financial sector. Performance of companies in the financial sector may be adversely impacted by many factors, including, among others: government regulations of, or related to, the sector; governmental monetary and fiscal policies; economic, business or political conditions; credit rating downgrades; changes in interest rates; price competition; and decreased liquidity in credit markets. This sector has experienced significant losses and a high degree of volatility in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted.

Sector Focus Risk. The Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors. For example, as of April 30, 2019, 44.1% of the Fund’s assets were invested in the financial sector. Performance of companies in the financial sector may be adversely impacted by many factors, including, among others: government regulations of, or related to, the sector: governmental monetary and fiscal policies; economic, business or political conditions; credit rating downgrades; changes in interest rates; price competition; and decreased liquidity in credit markets. This sector has experienced significant losses and a high degree of volatility in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted.

None
Small-Cap and Mid-Cap Company Risk. The securities of small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Value-Oriented Investment Strategies Risk. Value stocks are those that are believed to be undervalued in comparison to their peers due to adverse business developments or other factors. Value investing is subject to the risk that the market will not recognize a security’s inherent value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. In addition, during some periods (which may be extensive) value stocks generally may be out of favor in the markets.
Same

Proposal 4 - Reorganization of Advisory Research All Cap Value Fund into North Square Advisory Research All Cap Value Fund
Target Fund	Acquiring Fund
Convertible Securities Risk. Convertible securities are subject to market and interest rate risk and credit risk. When the market price of the equity security underlying a convertible security decreases the convertible security tends to trade on the basis of its yield and other fixed income characteristics, and is more susceptible to credit and interest rate risks. When the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features and be more exposed to market risk. Convertible securities are typically issued by smaller capitalized companies with stock prices that may be more volatile than those of other companies.
Same

Proposal 4 - Reorganization of Advisory Research All Cap Value Fund into North Square Advisory Research All Cap Value Fund
Target Fund	Acquiring Fund
Currency Risk. The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.
Same
Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Fund’s advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected.
Same
Emerging Market Risk. Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed economic, political and legal systems than those of more developed countries. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems.
Same
Equity Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.
Same
Foreign Investment Risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include ADRs, EDRs and GDRs. Unsponsored ADRs and GDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply. In addition, the issuing bank may deduct shareholder distribution, custody, foreign currency exchange, and other fees from the payment of dividends.

Foreign Investment Risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include ADRs and GDRs. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from changes in share prices and payment of dividends.

Management and Strategy Risk. The value of your investment depends on the judgment of the Fund’s adviser about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.

Management and Strategy Risk. The value of your investment depends on the judgment of the adviser or sub-adviser about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the adviser or sub-adviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments. To the extent that the Fund invests a significant percentage of its assets in any one underlying fund, the Fund will be subject to a greater degree to the risks particular to that underlying fund, and may experience greater volatility as a result.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.
Same

Proposal 4 - Reorganization of Advisory Research All Cap Value Fund into North Square Advisory Research All Cap Value Fund
Target Fund	Acquiring Fund
Preferred Stock Risk. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. The market value of preferred stock is subject to company-specific and market risks applicable generally to equity securities and is also sensitive to changes in the company’s creditworthiness, the ability of the company to make payments on the preferred stock, and changes in interest rates, typically declining in value if interest rates rise.

Preferred Securities Risk. Preferred securities represent an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. The market value of preferred securities is subject to company-specific and market risks applicable generally to equity securities and is also sensitive to changes in the company’s creditworthiness, the ability of the company to make payments on the preferred securities, and changes in interest rates, typically declining in value if interest rates rise.

Sector Focus Risk. The Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors.	Sector Focus Risk. The Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors.
Small-Cap and Mid-Cap Company Risk. The securities of small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.
Same
Value-Oriented Investment Strategies Risk. Value stocks are those that are believed to be undervalued in comparison to their peers due to adverse business developments or other factors. Value investing is subject to the risk that the market will not recognize a security’s inherent value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. In addition, during some periods (which may be extensive) value stocks generally may be out of favor in the markets.
Same

Funds’ Investment Restrictions and Limitations
The investment restrictions adopted by the Target Funds and the Acquiring Funds as fundamental investment restrictions (i.e., cannot be changed by a Fund’s Board of Trustees without affirmative shareholder approval) and non-fundamental investment restrictions (i.e., can be changed without shareholder approval by a Fund’s Board of Trustees) are substantially similar, except that the Acquiring Funds have adopted a non-fundamental investment restriction related to investments in Other Investment Companies, which will become effective if each of the Reorganizations is approved. A comparison of the fundamental investment restrictions of the Target Funds and Acquiring Funds are below. Both Target Funds share the same investment restrictions and both Acquiring Funds share the same investment restrictions.
A fundamental restriction cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the applicable Fund; or (2) 67% of the shares present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares are present or represented. A non-fundamental limitation may be changed by the applicable Fund’s Board of Trustees without shareholder approval.

FUNDAMENTAL INVESTMENT RESTRICTIONS
Target Funds	Acquiring Funds
Fundamental Investment Limitation Borrowing and Issuing Senior Securities
[The Funds may not] issue senior securities, borrow money or pledge its assets, except that (i) a Fund may borrow from banks in amounts not exceeding one-third of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales and in investing in financial futures and reverse repurchase agreements.

[Each Fund may not] issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales or investing in financial futures, swaps, when-issued or delayed delivery securities, or reverse repurchase agreements.

Fundamental Investment Limitation Underwriting Activities
[The Funds may not] act as underwriter, except to the extent a Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio.	[Each Fund may not] act as underwriter, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio.
Fundamental Investment Limitation Industry Concentration
[The Funds may not] invest 25% or more of its total assets, calculated at the time of purchase, in any one industry (other than securities issued by the U.S. Government, its agencies and instrumentalities).

[Each Fund may not] invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry or group of industries (other than securities issued by the U.S. Government, its agencies or instrumentalities).

Fundamental Investment Limitation Purchase and Sale of Real Estate
[The Funds may not] purchase or sell real estate or interests in real estate or real estate limited partnerships (although a Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, such as real estate investment trusts (“REITs”).

[Each Fund may not] purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, such as REITs.

Fundamental Investment Limitation Making Loans
[The Funds may not] make loans of money, except (a) for purchases of debt securities consistent with the investment policies of a Fund, (b) by engaging in repurchase agreements or, (c) through the loan of portfolio securities in an amount up to 33 1/3% of the Fund’s net assets.

[Each Fund may not] make loans of money, except (a) for purchases of debt securities consistent with the investment policies of the Fund, (b) by engaging in repurchase agreements or, (c) through the loan of portfolio securities in an amount up to 33 1/3% of the Fund’s net assets.

Fundamental Investment Limitation Purchase and Sale of Commodities
[The Funds may not] purchase or sell commodities or commodity futures contracts (although a Fund may invest in financial futures and in companies involved in the production, extraction, or processing of agricultural, energy, base metals, precious metals, and other commodity-related products).

[Each Fund may not] purchase or sell commodities or commodity futures contracts (although the Fund may invest in financial futures and in companies involved in the production, extraction, or processing of agricultural, energy, base metals, precious metals, and other commodity-related products).

FUNDAMENTAL INVESTMENT RESTRICTIONS
Target Funds	Acquiring Funds
Fundamental Investment Limitation Diversification
Each Fund is classified as a diversified fund, which means it is subject to the diversification requirements under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, a diversified fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of one issuer (and in not more than 10% of the outstanding voting securities of an issuer), excluding cash, Government securities, and securities of other investment companies. Each Fund’s classification as a diversified fund may only be changed with the approval of the Fund’s shareholders.

[Each Fund may not] with respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS
Target Funds	Acquiring Funds
Non-Fundamental Investment Limitation Illiquid Securities
A Fund may not invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities that are not readily marketable, repurchase agreements with more than seven days to maturity, and securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities.

Each Fund may not invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities that are not readily marketable and repurchase agreements with more than seven days to maturity.

Non-Fundamental Investment Limitation Other Investment Companies
None
[Each Fund] may invest in shares of securities of registered open-end investment companies or registered UITs subject to the limits of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder.

Management
Boards of Trustees
The overall management of the business and affairs of IMST is vested with its Board. The Board is responsible for overseeing ARI and other service providers in the operations of IMST. IMST currently has six Trustees, two of whom are “interested persons,” as that term is defined under the 1940 Act. A list of the Trustees and officers of IMST, and their present positions and principal occupations, is provided under “Management of the Funds” in the Target Funds’ SAI, which is incorporated by reference into this Proxy Statement.
The business and affairs of North Square Investments Trust are managed by its officers under the oversight of its Board of Trustees (the North Square Board”). The North Square Board sets broad policies for the North Square Investments Trust and may appoint North Square Investments Trust’s officers. The North Square Board oversees the performance of NSI and North Square Investments Trust’s other service providers. North Square Investments Trust currently has four Trustees, one of whom is an “interested person,” as that term is defined under the 1940 Act. A list of the Trustees and officers of the North Square Investments Trust, and their present positions and principal occupations, is provided under the section entitled “Management of the Funds” in Appendix F to the Proxy Statement.
Investment Advisers/Sub-Advisers
ARI, located at Two Prudential Plaza, 180 N. Stetson Avenue, Chicago, Illinois 60601, is an investment adviser registered with the SEC and serves as the investment adviser to the Target Funds. ARI administers the affairs of the Target Funds, subject to the oversight of IMST’s Board of Trustees. ARI will serve as the investment sub-adviser to the North Square Advisory Research All Cap Value Fund and will have discretion to purchase and sell securities in accordance with the North Square Advisory Research All Cap Value Fund’s objective, policies, and restrictions, subject to the oversight of the North Square Board and NSI.
NSI, located at 10 South LaSalle Street, Suite 1900, Chicago, Illinois 60603, is an investment adviser registered with the SEC and will serve as the investment adviser to the Acquiring Funds. NSI is responsible for overseeing the management and business affairs of the Acquiring Funds and has discretion to purchase and sell securities in accordance with the Acquiring Funds’ objective, policies, and restrictions, subject to the oversight of the North Square Board.
Red Cedar Investment Management, LLC, located at 333 Bridge Street NW, Suite 601, Grand Rapids, Michigan 49504, is an investment adviser registered with the SEC and will serve as the investment sub-adviser to the North Square Strategic Income Fund. Red Cedar will have discretion to purchase and sell securities in accordance with the North Square Strategic Income Fund’s objective, policies, and restrictions, subject to the oversight of the North Square Board and NSI.
A summary of the changes in advisors between the Target Funds and Acquiring Funds is below:

Target Fund	Acquiring Fund
Advisory Research All Cap Value Fund	North Square Advisory Research All Cap Value Fund
Investment Adviser: ARI	Investment Adviser: NSI
Sub-adviser: None	Sub-adviser: ARI
Advisory Research Strategic Income Fund	North Square Strategic Income Fund
Investment Adviser: ARI	Investment Adviser: NSI
Sub-adviser: None	Sub-adviser: Red Cedar

Portfolio Managers
The following portfolio managers are jointly and primarily responsible for the day-to-day management of the Funds:
Proposal 3 - Reorganization of Advisory Research Strategic Income Fund into North Square Strategic Income Fund

Target Fund	Acquiring Fund
Bruce M. Zessar	John L. Cassady, III
Adam M. Dabrowski	David L. Withrow
Michael J. Martin
Jason M. Schwartz
Julia M. Batchenko
Bruce M. Zessar, CFA, has 17 years of investment experience and serves as a Managing Director of ARI. Prior to joining ARI in 2004, Mr. Zessar served as executive vice president and general counsel of Oasis Legal Finance, LLC, a specialty finance company from 2002 to 2004. He was formerly a partner in the law firm of Sidley Austin, where he practiced law from 1990 to 2002. Mr. Zessar holds an A.B. magna cum laude in Economics from Harvard University and a J.D. with distinction from Stanford Law School.
Adam M. Dabrowski, CFA, FRM, has 17 years of investment experience and serves as a Vice President of ARI. Prior to joining ARI, he served as a senior developer for a financial services and trading firm. Mr. Dabrowski holds a B.S. in computer science from the De Paul University and an M.B.A. in analytical finance from the University of Chicago.
John L. Cassady III is the Chief Investment Officer for Red Cedar Investment Management and has 28 years of investment experience. Prior to that, he was an investment professional for ClearArc Capital where he served in varying roles from 2001- 2018, including Director of Fixed Income and Senior Portfolio Manager. While at ClearArc Capital, Mr. Cassady managed Strategic Income Plus, Core Fixed Income, Core Plus Fixed Income and Asset Allocation. Before joining ClearArc Capital, he held a similar position at Lyon Street Asset Management, a subsidiary of Old Kent Bank, which was acquired by Fifth Third Bank (an affiliated company of ClearArc Capital). Previously, he was a fixed income Portfolio Manager at Atlantic Portfolio Analytics & Management (APAM) which has since been acquired by Semper Capital Management. He is a CFA® charterholder and member of the CFA Society West Michigan. Mr. Cassady graduated from Georgia Institute of Technology with a B.S. in Industrial Management.
David L. Withrow is the Director of Portfolio Management for Red Cedar Investment Management and has 29 years of investment experience. Previously, Mr. Withrow served as the President, Deputy Chief Investment Officer and Director of Taxable Fixed Income for ClearArc Capital where he also managed Strategic Income Plus, Core Fixed Income, Core Plus Fixed Income and Intermediate Government Credit Fixed Income. Prior to joining ClearArc Capital, he served in a Portfolio Management role beginning in 1999 for Fifth Third Bank Investment Advisors (an affiliated company). Before joining Fifth Third Bank Investment Advisors, he was a Portfolio Manager and Structured Product Analyst for Prime Capital Management in Indianapolis. He is a member of the Cincinnati Society of Financial Analysts and serves on the Finance Committee for the Cooperative for Education in Cincinnati, Ohio. Mr. Withrow graduated from Anderson University with a B.A. in Economics and is a CFA® charterholder.
Michael J. Martin is a Senior Portfolio Manager for Red Cedar and has 24 years of investment experience. Previously, he was the Director of Credit Research and Investment Risk Oversight for ClearArc Capital (a subsidiary of Fifth Third Bank). Prior to that, he served as the Director of Tax Free Fixed Income at Lyon Street Asset Management, a subsidiary of Old Kent Bank, which was acquired by Fifth Third Bank. He is a CFA® charterholder and member of the CFA Society West Michigan. Mr. Martin graduated from Michigan Technological University with a B.S. in Geological Engineering and received an MBA from Michigan State University.
Jason M. Schwartz is a Senior Portfolio Manager for Red Cedar and has 15 years of investment experience. Prior to joining Red Cedar, he served in various roles at ClearArc Capital including his latest position as Senior Portfolio Manager. His responsibilities comprised several investment strategies over time including Strategic Income Plus, Core Plus Fixed Income, Core Fixed Income and Intermediate Government Credit Fixed Income. In addition, Mr. Schwartz was head of securitized products research and trading responsible for oversight of the firm’s entire Asset-Backed Securities (ABS), Mortgage-Backed Securities (MBS) and Commercial Mortgage-Backed Securities (CMBS) portfolio. He also supported the risk management function by providing the firm with derivatives and hedging analysis. He is a member of the Cincinnati Society of Financial Analysts. Mr. Schwartz graduated summa cum laude from the University of Kentucky with a B.B.A. in Finance and is a CFA® charterholder.
Julia M. Batchenko, CFA, is a Portfolio Manager for Red Cedar and has ten years of investment experience. Prior to joining Red Cedar, she served as Portfolio Analyst at Bahl & Gaynor Investment Counsel working on small and medium cap income growth equity strategies. Previously, Mrs. Batchenko worked at ClearArc Capital (a wholly owned subsidiary of Fifth Third Bank) as an Investment Research Analyst covering large cap income growth equity strategies. Prior to joining ClearArc Capital, she worked as an Associate Wealth Management Advisor at Fifth Third Bank. Her prior experience also includes serving as a Plan Administrator at Great American Financial Resources and an Account Specialist at Union Center Insurance and Investment Company. Mrs. Batchenko is a CFA® charterholder and received a M.A. in Translation from Kent State University, as well as an MBA with a concentration in Finance from Xavier University.

Proposal 4 - Reorganization of Advisory Research All Cap Value Fund into North Square Advisory Research All Cap Value Fund

Target Fund	Acquiring Fund
Matthew K. Swaim	Matthew K. Swaim
Bruce M. Zessar	Bruce M. Zessar
Christopher R. Harvey	Christopher R. Harvey
Matthew K. Swaim, CFA, CPA, has 19 years of investment experience and serves as a Managing Director of ARI. Prior to joining ARI in 2005, Mr. Swaim worked in the assurance and business advisory group at PricewaterhouseCoopers LLP from 1998 to 2003. While pursuing his master’s degree in business, he worked as an equity analyst with a mutual fund company from 2004 to 2005. Mr. Swaim holds a B.S. in accounting and business administration from the University of Kansas and an M.B.A. from Indiana University’s Kelley School of Business.
Bruce M. Zessar, CFA, has 17 years of investment experience and serves as a Managing Director of ARI. Prior to joining ARI in 2004, Mr. Zessar served as executive vice president and general counsel of Oasis Legal Finance, LLC, a specialty finance company from 2002 to 2004. He was formerly a partner in the law firm of Sidley Austin, where he practiced law from 1990 to 2002. Mr. Zessar holds an A.B. magna cum laude in Economics from Harvard University and a J.D. with distinction from Stanford Law School.
Christopher R. Harvey, CFA, has 19 years of investment experience and serves as a Managing Director of ARI. Prior to joining ARI in 2015, Mr. Harvey served as the Director of Research and a member of the Investment Committee at Zuckerman Investment Group from 2011 to 2015. He was formerly a Vice President at Legg Mason Investment Counsel from 2008-2011 and senior equity analyst at William Harris Investors from 2005-2008. Mr. Harvey holds a B.A. from Clark University and an M.B.A. from the University of Chicago’s Booth School of Business.
The Target Funds’ SAI, which is incorporated by reference into this Proxy Statement, and Appendix F to the Proxy Statement provide additional information about the Funds’ portfolio managers’ compensation structure, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities of the Fund.
Investment Advisory Fees
Pursuant to an advisory agreement between IMST, on behalf of the Target Funds, and ARI (the “ARI Advisory Agreement”), each Target Fund pays ARI a management fee for the services it provides, payable on a monthly basis at an annual rate based on a percentage of the Target Fund’s average daily net assets, as shown in the following table:

Name of Fund	Management Fee
Advisory Research Strategic Income Fund	0.70% on net assets
Advisory Research All Cap Value Fund	0.75% on net assets
Pursuant to an investment advisory agreement between North Square Investments Trust, on behalf of the Acquiring Funds, and NSI (“NSI Advisory Agreement”), each Acquiring Fund pays NSI an annual advisory fee based on its average daily net assets for the services and facilities it provides payable at the annual rate of 0.70% of the Acquiring Fund’s average daily net assets.
Pursuant to investment sub-advisory agreements between NSI and Red Cedar (“Red Cedar Sub-Advisory Agreement”) and NSI and ARI (“ARI Sub-Advisory Agreement”), on behalf of the Acquiring Funds, NSI pays each sub-adviser an annual sub-advisory fee based on the respective Acquiring Fund’s average daily net assets for the services each provides payable at the annual rate of 0.35% of the North Square Strategic Income Fund’s average daily net assets and 0.35% of the North Square Advisory Research All Cap Value Fund’s average daily net assets.
A discussion regarding the basis for the Board’s approval of the ARI Advisory Agreement with respect to the Target Funds is available in the Target Funds’ Annual Report, which is incorporated by reference. A discussion regarding the basis for the North Square Investments Trust’s approval of the NSI Advisory Agreement and the ARI Sub-Advisory Agreement and Red Cedar Sub-Advisory Agreement with respect to the Acquiring Funds will be available in the Acquiring Funds’ first semi-annual or annual report to shareholders following the Reorganizations.
Expense Limitation Agreement
ARI and NSI have contractually agreed to waive their fees and/or pay for operating expenses of each Target Fund and Acquiring Fund, as applicable, to ensure that the total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed an annual percentage of the Fund’s average daily net assets as set forth in the table below.  The expense limitation agreements are in effect until February 29, 2020 for each Target Fund and two years from the closing date of the applicable Reorganization for each Acquiring Fund, prior to which dates the Target Funds’ expense limitation agreement can be terminated with respect to a Target Fund only by the IMST Board and the Acquiring Funds’ expense limitation agreement can be terminated with respect to an Acquiring Fund only by the North Square Investments Trust Board.

Target Fund	Annual Expense Limit	Acquiring Fund	Annual Expense Limit
Advisory Research Strategic Income Fund	0.90%	North Square Strategic Income Fund	0.90%
Advisory Research All Cap Value Fund	1.00%	North Square Advisory Research All Cap Value Fund	0.95%
Any reduction in advisory fees or payment of a Fund’s expenses made by the applicable adviser in a fiscal year may be reimbursed by the Fund for a period ending three full fiscal years after the date of reduction or payment if the adviser so requests. This reimbursement may be requested from a Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. However, the reimbursement amount may not exceed the total amount of fees waived and/or Fund expenses paid by the adviser and will not include any amounts previously reimbursed to the adviser by a Fund. Any such reimbursement is contingent upon the applicable Board’s subsequent review of the reimbursed amounts. A Fund must pay current ordinary operating expenses before the adviser is entitled to any reimbursement of fees and/or Fund expenses.
Other Service Providers
The following table identifies the principal service providers that service the Target Funds and that are expected to service the Acquiring Funds:

	Target Funds	Acquiring Funds
Administrator (or Co-Administrator)	Mutual Fund Administration, LLC	U.S. Bank Global Fund Services
Co-Administrator	UMB Fund Services, Inc.	None
Fund Accountant	UMB Fund Services, Inc.	U.S. Bank Global Fund Services
Transfer Agent	UMB Fund Services, Inc.	U.S. Bank Global Fund Services
Custodian	UMB Bank, n.a.	U.S. Bank N.A.
Distributor and Principal Underwriter	IMST Distributors, LLC	Compass Distributors, LLC
Auditor	Tait, Weller & Baker LLP	Tait, Weller & Baker LLP
Legal Counsel	Morgan, Lewis & Bockius LLP	Seward & Kissel LLP
Shareholder Service Plan
North Square Investments Trust, on behalf of the Acquiring Funds, has adopted a Shareholder Service Plan (the “Shareholder Service Plan”). Under the Shareholder Service Plan, each Acquiring Fund may pay a fee at an annual rate of up to 0.15% of its average daily net assets to shareholder servicing agents. Shareholder servicing agents provide non-distribution administrative and support services to their customers, which may include establishing and maintaining accounts and records relating to shareholders, processing dividend and distribution payments from the Acquiring Funds on behalf of shareholders, responding to routine inquiries from shareholders concerning their investments, assisting shareholders in changing dividend options, account designations and addresses, and other similar services.
The Target Funds are not subject to a shareholder service plan and do not pay fees to shareholder servicing agents.

Additional Payments to Broker-Dealers and Other Financial Intermediaries
ARI may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, some of which may be affiliates, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. ARI, out of its own resources, and without additional cost to the Target Funds or their shareholders, may provide additional cash payments or non-cash compensation to broker-dealers or intermediaries that sell shares of the Target Funds. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. ARI may pay cash compensation for inclusion of the Target Funds on a sales list, including a preferred or select sales list, or in other sales programs or may pay an expense reimbursement in cases where the intermediary provides shareholder services to the Target Funds’ shareholders. ARI may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.
NSI, out of its own resources, and without additional cost to the Acquiring Funds or their shareholders, may provide additional cash payments or non-cash compensation to broker-dealers or intermediaries that sell shares of the Acquiring Funds. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. NSI may pay cash compensation for inclusion of the Acquiring Funds on a sales list, including a preferred or select sales list, or in other sales programs, or may pay an expense reimbursement in cases where the intermediary provides shareholder services to the Acquiring Funds’ shareholders. NSI may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.
Purchase and Redemption of Shares

The following table highlights and compares the purchase, redemption, and exchange policies and procedures of the Target Funds and the Acquiring Funds (excluding investment minimums, which are highlighted in a separate chart below).  For a more complete discussion of each Fund’s purchase, redemption, and exchange policies and procedures, please see the applicable section of that Fund’s Prospectus.

	Target Funds	Acquiring Funds
Purchases
You may purchase shares on any day that the New York Stock Exchange is open for business.  The purchase price you will pay for an Fund’s shares will be at the next NAV calculated after the Transfer Agent or your authorized financial intermediary receives your request in good order. “Good order” means that your purchase request includes: (1) the name of the Fund, (2) the dollar amount of shares to be purchased, (3) your purchase application or investment stub, and (4) a check payable to Advisory Research Funds. All requests received in good order before 4:00 p.m. (Eastern Time) on any business day will be processed on that same day. Requests received at or after 4:00 p.m. (Eastern Time) will be transacted at the next business day’s NAV. Shares of a Fund may be purchased by check, by wire transfer of funds via a bank or through an approved financial intermediary (i.e., a supermarket, investment adviser, financial planner or consultant, broker, dealer or other investment professional and their agents) authorized by the Fund to receive purchase orders. Financial intermediaries may provide varying arrangements for their clients to purchase and redeem shares, which may include different sales charges, additional fees and different investment minimums.
Same.

	Target Funds	Acquiring Funds
Redemptions
You may redeem shares on any day that the New York Stock Exchange is open for business.  You may redeem shares of a Fund at a price equal to the NAV next determined after the Transfer Agent and/or authorized agent receives your redemption request in good order. Generally, your redemption request cannot be processed on days the NYSE is closed. Redemption proceeds for requests received in good order by the Transfer Agent and/or authorized agent before the close of the regular trading session of the NYSE (generally, 4:00 p.m. Eastern Time) will usually be sent to the address of record or the bank you indicate, or wired using the wire instructions on record, on the following business day. Payment of redemption proceeds may take longer than typically expected, but will be sent within seven calendar days after the Fund receives your redemption request, except as specified below.
A Fund generally pays sale (redemption) proceeds in cash. A Fund typically expects to satisfy redemption requests by selling portfolio assets or by using holdings of cash or cash equivalents. A Fund uses these methods during both normal and stressed market conditions. During conditions that make the payment of cash unwise and/or in order to protect the interests of a Fund’s remaining shareholders, a Fund may pay all or part of a shareholder’s redemption proceeds in portfolio securities with a market value equal to the redemption price (redemption-in-kind) in lieu of cash. A Fund may redeem shares in kind during both normal and stressed market conditions. Generally, in kind redemptions will be effected through a pro rata distribution of a Fund’s portfolio securities. If a Fund redeems your shares in kind, you will bear any market risks associated with investment in these securities, and you will be responsible for the costs (including brokerage charges) of converting the securities to cash.
Same.

	Target Funds	Acquiring Funds
Exchanges/Conversions
Shareholders may exchange shares of each Fund for shares of the other Fund. The amount of the exchange must be equal to or greater than the required minimum initial investment of the other Fund. You may realize either a gain or loss on those shares and will be responsible for paying the appropriate taxes. If you exchange shares through a broker, the broker may charge you a transaction fee. You may exchange shares by sending a written request to the Funds or by telephone. Be sure that your written request includes the dollar amount or number of shares to be exchanged, the name(s) on the account and the account number(s), and is signed by all shareholders on the account. In order to limit expenses, each Fund reserves the right to limit the total number of exchanges you can make in any year.
Same.
Redemption Fees	The Funds may charge a redemption fees of 2.00% of the value of the Fund shares being redeemed if redeemed within 90 days of purchase..	The Funds do not charge redemption fees.
Small Accounts
A Fund may redeem all of the shares held in your account if your balance falls below the Fund’s minimum initial investment amount due to your redemption activity. In these circumstances, the Fund will notify you in writing and request that you increase your balance above the minimum initial investment amount within 30 days of the date of the notice. If, within 30 days of an Fund’s written request, you have not increased your account balance, your shares will be automatically redeemed at the current NAV. An Fund will not require that your shares be redeemed if the value of your account drops below the investment minimum due to fluctuations of the Fund’s NAV.
Same.
In-Kind Redemptions
Each Fund reserves the right to accept payment for shares in the form of securities that are permissible investments for the Fund. Each Fund also reserves the right to pay redemptions by an “in-kind” distribution of portfolio securities (instead of cash) from the Fund. In-kind purchases and redemptions are taxable events and may result in the recognition of gain or loss for federal income tax purposes.
Same.

	Target Funds	Acquiring Funds
Dividends and Distributions
The Advisory Research All Cap Value Fund will make distributions of net investment income, if any, at least annually, typically in December. The Advisory Research Strategic Income Fund will make distributions of net investment income monthly. Each Fund makes distributions of its net capital gains, if any, at least annually. A Fund may make additional payments of dividends or distributions if it deems it desirable at any other time during the year. All dividends and distributions will be reinvested in Fund shares unless you choose one of the following options: (1) to receive net investment income dividends in cash, while reinvesting capital gain distributions in additional Fund shares; or (2) to receive all dividends and distributions in cash. If you wish to change your distribution option, please write to the Transfer Agent before the payment date of the distribution.
Same.
Frequent Trading
The Trust Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. The Trust discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm a Fund’s performance. The Trust takes steps to reduce the frequency and effect of these activities in the Funds. These steps may include monitoring trading activity and using fair value pricing. In addition, the Trust may take action, which may include using its best efforts to restrict a shareholder’s from making additional purchases in the Funds, if that shareholder has engaged in four or more “round trips” in an Fund during a 12-month period. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur. Further, while the Trust makes efforts to identify and restrict frequent trading, the Trust receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. The Trust seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that the Trust believes is consistent with the interest of Fund shareholders.
Same.

	Target Funds	Acquiring Funds
Net Asset Value
The offering price of a Fund’s shares is the net asset value per share (“NAV”). Each Fund’s NAVs are calculated as of 4:00 p.m. Eastern Time, the normal close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading. If for example, the NYSE closes at 1:00 p.m. New York time, each Fund’s NAV would still be determined as of 4:00 p.m. New York time. In this example, portfolio securities traded on the NYSE would be valued at their closing prices unless the Trust’s Valuation Committee determines that a “fair value” adjustment is appropriate due to subsequent events. The NAV of a Fund’s shares is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of outstanding shares of such class. A Fund’s NAVs may be calculated earlier if trading on the NYSE is restricted or if permitted by the SEC. The NYSE is closed on weekends and most U.S. national holidays. However, foreign securities listed primarily on non-U.S. markets may trade on weekends or other days on which the Funds do not value their shares, which may significantly affect the Funds’ NAVs on days when you are not able to buy or sell Fund shares.
Same.

	Target Funds	Acquiring Funds
Fair Valuation
The Funds’ securities generally are valued at market price. Securities are valued at fair value when market quotations are not readily available. The Trust Board has adopted procedures to be followed when a Fund must utilize fair value pricing, including when reliable market quotations are not readily available, when the Fund’s pricing service does not provide a valuation (or provides a valuation that, in the judgment of ARI, does not represent the security’s fair value), or when, in the judgment of ARI, events have rendered the market value unreliable. Valuing securities at fair value involves reliance on the judgment of ARI and the Trust Board (or a committee thereof), and may result in a different price being used in the calculation of a Fund’s NAVs from quoted or published prices for the same securities. Fair value determinations are made in good faith in accordance with procedures adopted by the Trust Board. There can be no assurance that a Fund will obtain the fair value assigned to a security if it sells the security.

In certain circumstances, the Funds employ fair value pricing to ensure greater accuracy in determining daily NAVs and to prevent dilution by frequent traders or market timers who seek to exploit temporary market anomalies. Fair value pricing may be applied to foreign securities held by a Fund upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the NYSE when the Fund’s NAV is determined. If the event may result in a material adjustment to the price of a Fund’s foreign securities once non-U.S. markets open on the following business day (such as, for example, a significant surge or decline in the U.S. market), the Fund may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Fund’s NAVs. Other types of portfolio securities that a Fund may fair value include, but are not limited to: (1) investments that are illiquid or traded infrequently, including “restricted” securities and private placements for which there is no public market; (2) investments for which, in the judgment of ARI, the market price is stale; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) fixed income securities for which there is no current market value quotation.

Pricing services generally value debt securities assuming orderly transactions of an institutional round lot size, but such securities may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots.
Same.
The table below highlights the difference in investment minimums between the Target Funds and Acquiring Funds. NSI reserves the right to waive investment minimums and will waive investment minimums for current shareholders of the Target Funds if they choose to acquire shares of Acquiring Funds after the reorganization:

	Target Funds		Acquiring Funds
Minimum Investments	To Open Your Account	To Add to Your Account	To Open Your Account	To Add to Your Account
All Accounts	$2,500	$500	$1,000,000	None

Tax Information
Distributions shareholders receive from a Fund are generally taxable to them as ordinary income for federal income tax purposes, except that distributions may be taxed to non-corporate shareholders at long-term capital gain rates to the extent reported by the Fund as “capital gain dividends” or “qualified dividend income,” and may also be subject to state or local taxes. Fund distributions may not be taxable to a shareholder if he/she/it is investing through a tax-advantaged retirement plan account or is a tax-exempt investor, although he/she/it may be taxed on withdrawals from his/her/its tax-advantaged account.
BOARD CONSIDERATIONS
At a meeting of the IMST Board held on September 19, 2019, ARI recommended that the IMST Board approve the Reorganization of each Target Fund. At the meeting, the IMST Board reviewed detailed information regarding each proposed Reorganization from the point of view of the interests of the applicable Target Fund and its shareholders. After careful consideration, the IMST Board (including all trustees who are not “interested persons” of the Target Funds, ARI or their affiliates) determined that the Reorganization of each Target Fund would be in the best interests of the Target Fund and its shareholders. The IMST Board unanimously approved the Reorganization Agreement and recommended that the shareholders of each Target Fund vote in favor of the Reorganization of the Target Fund by approving the Reorganization Agreement.
At the September meeting, ARI indicated that it no longer considers acting as primary investment adviser to mutual funds to be part of its long term strategic plan, and that it believes that continuing the Target Funds as new series of North Square Investments Trust may benefit each Target Fund and its shareholders by providing the ability to continue to invest in a mutual fund with a similar investment strategy that is part of an expanding fund family. In addition, ARI noted that it believes a transition of the Target Funds to new series of the North Square Investments Trust will result in more customized growth and distribution support for the Acquiring Funds, thereby resulting in the potential for increased assets and decreased operating expenses over the long term. ARI also noted the commitment of NSI and its parent company to expand distribution efforts with respect to the Acquiring Funds.
In recommending each proposed Reorganization, the IMST Board (with the advice and assistance of independent counsel) also considered, among other things:

•	the terms of the Reorganization;

•
the expectation that the Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code and that the applicable Target Fund and its shareholders are generally not expected to recognize gain or loss for U.S. federal income tax purposes as a result of the Reorganization;

•	that the investment objective, principal investment strategies, policies and risks of each Target Fund are the same or substantially similar to those of the corresponding Acquiring Fund;

•	with respect to the Advisory Research All Cap Value Fund, that the portfolio managers of the Target Fund will continue as portfolio managers of the corresponding Acquiring Fund;

•	with respect to the Advisory Research Strategic Income Fund, that Red Cedar is an experienced provider of investment advisory services;

•
that the advisory fees to be paid to NSI by each Acquiring Fund under the Acquiring Fund’s investment advisory agreement compared to those paid to ARI under the corresponding Target Fund’s investment advisory agreement: (i) would be lower with respect to the North Square Advisory Research All Cap Value Fund; and (ii) would be the same with respect to the North Square Strategic Income Fund;

•
that NSI had agreed to enter into an expense limitation agreement that, for at least a two-year period from the date of the Reorganization, would: (i) cap the North Square Advisory Research All Cap Value Fund’s net operating expenses at a level lower than the current expense cap for the Advisory Research All Cap Value Fund; and (ii) cap the North Square Strategic Income Fund’s net operating expenses at the same level as the current expense cap for the Advisory Research Strategic Income Fund;

•	that ARI will waive its contractual right to recoup any fees waived or to seek reimbursement for expenses paid before the Reorganization occurs;

•	that the Reorganization would allow Target Fund shareholders who wish to continue to invest in a mutual fund managed in substantially the same manner as the Target Fund to do so;

•	that the Reorganization would not result in the dilution of shareholders’ interests;

•	that ARI believes that NSI has the capacity and ability to sustain long-term growth in the Target Funds;

•	that ARI and NSI will bear the costs of each proposed Reorganization;

•	the satisfactory experience and background of North Square Investments Trust’s independent trustees;

•	the types of services expected to be provided to each Acquiring Fund by NSI and the other service providers retained by the North Square Investments Trust;

•	that each proposed Reorganization will be submitted to the shareholders of the Target Fund for their approval; and

•	that shareholders of a Target Fund who do not wish to become shareholders of the corresponding Acquiring Fund may redeem their Target Fund shares before the Reorganization.
Based on all of the foregoing, the IMST Board concluded that each Target Fund’s participation in the applicable proposed Reorganization would be in the best interests of the Target Fund and would not dilute the interests of the Target Fund’s existing shareholders. The IMST Board, including those Board members who are not “interested persons” of IMST, as defined in the 1940 Act, unanimously recommends that shareholders of each Target Fund approve the Reorganization Agreement for each Target Fund.

KEY INFORMATION ABOUT THE PROPOSED REORGANIZATIONS
General information About the Reorganizations
Terms of Each Reorganization
The terms and conditions under which the Reorganizations would be completed are contained in the Agreement and Plan of Reorganization (defined above as the “Reorganization Agreement”). The following summary thereof is qualified in its entirety by reference to the Reorganization Agreement, a copy of the form of which is attached to this Proxy Statement/Prospectus as Exhibit B.

•
Each Reorganization is expected to occur in the first quarter of 2020, subject to approval by Target Fund shareholders and satisfaction of any other conditions to closing. However, following such approvals, each Reorganization may happen at any time agreed to by the applicable Target Fund and the corresponding Acquiring Fund.

•
Each Target Fund will transfer all of its assets to the corresponding Acquiring Fund in exchange solely for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the Target Fund’s liabilities.

•
Each Acquiring Fund will issue shares of the Acquiring Fund that have an aggregate net asset value equal to the aggregate net asset value of the shares of the corresponding Target Fund outstanding immediately before the applicable Reorganization after the declaration and payment of any dividends and/or distributions. The Acquiring Fund shares received by each Target Fund will be distributed to Target Fund shareholders in proportion to their holdings of shares of the Target Fund, in liquidation of the Target Fund. Accordingly, each shareholder of the applicable Target Fund at the time of the Reorganization will receive the number of corresponding Acquiring Fund shares with an aggregate net asset value equal to the aggregate net asset value of the shares of the corresponding Target Fund held by that shareholder immediately before the Reorganization after the declaration and payment of any dividends and/or distributions.

•
All computations of value under the Reorganization Agreement shall be made by UMB Fund Services, Inc. in its capacity as each Fund’s accounting agent using the valuation procedures of the Target Fund in pricing the shares and assets of the Target Fund, shall be subject to confirmation by U.S. Bancorp Fund Services, LLC and shall be subject to adjustment by an amount, if any, agreed to by UMB Fund Services, Inc. and U.S. Bancorp Fund Services, LLC.

•
The net asset value of shares of each Target Fund and the shares of the corresponding Acquiring Fund will be computed as of the time set forth in their respective Prospectuses (normally the close of regular trading on the New York Stock Exchange) on the date of the closing of the applicable Reorganization.

Conditions to Closing For Each Reorganization
The completion of each Reorganization is subject to certain conditions described in the Reorganization Agreement, including:

•	A registration statement on Form N-14 relating to the Reorganization will have been filed with the SEC and become effective.

•	A post-effective amendment to the North Square Investments Trust’s N-1A relating to the applicable Acquiring Fund will have been filed with the SEC and become effective.

•	The shareholders of the corresponding Target Fund will have approved the Reorganization Agreement by the requisite vote.

•
The applicable Target Fund and corresponding Acquiring Fund will have received an opinion of Seward & Kissel LLP, in a form reasonably acceptable to the Target Fund and Acquiring Fund, substantially to the effect that, as described in more detail in the section entitled “Federal Income Tax Consequences of the Reorganizations,” the Target Fund generally will not recognize gain or loss, and the shareholders of the Target Fund will not recognize gain or loss for U.S. federal income tax purposes, upon the shareholders’ exchange of their Target Fund shares for shares of the corresponding Acquiring Fund in connection with the Reorganization.

•
The Reorganization of each Target Fund into the corresponding Acquiring Fund is conditioned upon receipt of shareholder approval of the Reorganization relating to the other Acquiring Fund. Accordingly, if, for example, shareholders of one Target Fund approve its Reorganization, but shareholders of the other Acquiring Fund do not approve that Acquiring Fund’s Reorganization, the Reorganization of the first Acquiring Fund may not take place as described in this Proxy Statement/Prospectus unless that condition is waived by the Funds, ARI and/or NSI, as applicable.

Termination of the Reorganization Agreement
The Reorganization Agreement and the transactions contemplated by it may be terminated and abandoned with respect to either Reorganization by mutual agreement of the applicable Target Fund and the corresponding Acquiring Fund at any time prior to the date of the closing thereof, or by either the Target Fund or the Acquiring Fund in the event of a material breach of the Reorganization Agreement by the other Fund, a failure of any condition precedent to the terminating Fund’s obligations under the Reorganization Agreement, any governmental authority prohibiting the

Reorganization Agreement or the contemplated transactions, the IMST Board or the North Square Investments Trust Board resolve to terminate the Reorganization Agreement after determining in good faith that changed circumstances would make proceeding with a Reorganization inadvisable, respectively, or the Fund Adoption Agreement by and between ARI and NSI relating to the Reorganizations, has been terminated by either ARI or NSI in accordance with the terms thereof. In the event of a termination, ARI and NSI will bear its own costs associated with the Reorganizations.
Federal Income Tax Consequences of the Reorganizations
The following is a general summary of the material federal income tax consequences of each Reorganization and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the Internal Revenue Service (“IRS”) and published judicial decisions, all of which are subject to change. This discussion is limited to U.S. persons who hold shares of beneficial interest of the Target Funds as capital assets for federal income tax purposes. Shareholders who are not U.S. persons are strongly urged to consult their own tax advisors with respect to the particular tax consequences of the Reorganizations and of an investment in the shares of the Acquiring Funds. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. Because the discussion only relates to the federal income tax consequences of each proposed Reorganization, shareholders should also consult their tax advisors as to state, local and foreign tax consequences, if any, of the proposed Reorganization.
Each Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. As a condition to the closing of each Reorganization, the applicable Target Fund and the corresponding Acquiring Fund will receive an opinion of Seward & Kissel LLP substantially to the effect that with respect to the Reorganization, based on certain assumptions, facts, the terms of the Reorganization Agreement and representations set forth in the Reorganization Agreement or otherwise provided by the Target Fund and the Acquiring Fund and on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

1.
The transfer by the Target Fund of all of its assets to the Acquiring Fund in exchange solely for the assumption of all the Target Fund’s liabilities and shares of the Acquiring Fund, and the distribution of such shares to the shareholders of the Target Fund, as provided in the Reorganization Agreement, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

2.
No gain or loss will be recognized by the Target Fund as a result of such transactions except with respect to certain contracts described in Section 1256(b) of the Code and stock in passive foreign investment companies, as defined in Section 1297(a) of the Code;

3.	No gain or loss will be recognized by the Acquiring Fund as a result of such transactions;

4.	No gain or loss will be recognized by the shareholders of the Target Fund upon the distribution to them by of the shares of the Acquiring Fund in exchange for their shares of the Target Fund;

5.
The aggregate tax basis of the shares of the Acquiring Fund received by each shareholder of the Target Fund will be the same as the aggregate tax basis of the shareholder’s shares of the Target Fund immediately prior to such transactions;

6.	The basis of each asset of the Target Fund received by the Acquiring Fund will be the same as the basis of such asset in the hands of the Target Fund immediately prior to such transactions;

7.
A shareholder’s holding period for the shares of the Acquiring Fund will be determined by including the period for which the shareholder held the shares of the Target Fund exchanged therefor, provided that the shareholder held such shares of the Target Fund as a capital asset;

8.
The holding period of the Acquiring Fund with respect to each asset of the Target Fund will include the period for which such asset of the Target Fund was held by the Target Fund, provided that the Target Fund held such asset as a capital asset;

9.	The taxable year of the Target Fund will not end as a result of the Reorganization; and

10.
The Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

No opinion will be expressed as to the effect of the Reorganizations on any Target Fund or Acquiring Fund shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.
An opinion of counsel is not binding on the IRS or the courts and neither the Target Funds nor the Acquiring Funds has sought a ruling with respect to the tax treatment of the Reorganizations. The opinion of counsel, if delivered, will be based on the Code, regulations issued by the Treasury Department under the Code, court decisions, and administrative pronouncements issued by the IRS with respect to all of the foregoing, all as in effect on the date of the opinion, and all of which may be repealed, revoked or modified thereafter, possibly on a retroactive basis.
Interest of Certain Persons in the Reorganizations

NSI may be deemed to have an interest in the Reorganizations because it will become investment adviser to the Acquiring Funds and will receive fees from the Acquiring Funds for its services as investment adviser. ARI and Red Cedar may each be deemed to have an interest in certain of the Reorganizations because each will become a sub-adviser to certain Acquiring Funds and will receive fees for its services as sub-adviser (which will be paid by NSI).
ADDITIONAL INFORMATION ABOUT THE FUNDS
Description of the Acquiring Funds’ Shares
Shares of each Acquiring Fund issued to the shareholders of the corresponding Target Fund pursuant to the Reorganization will be duly authorized, validly issued, fully paid, and non-assessable when issued in accordance with the Reorganization Agreement and will be transferable without restriction and will have no preemptive or conversion rights.
Capitalization
The capitalization of each Target Fund as of November 29, 2019 and the corresponding Acquiring Fund’s pro forma combined capitalization as of that date, after giving effect to the Reorganization are as follows:

(unaudited)	Advisory Research Strategic Income Fund Shares	Pro forma North Square Strategic Income Fund Shares
Net Assets	$10,581,689	$10,581,689
Shares Outstanding	1,114,910	1,114,910
Net Asset Value per Share	$9.49	$9.49

(unaudited)	Advisory Research All Cap Value Fund Shares	Pro forma North Square Advisory Research All Cap Value Fund Shares
Net Assets	$9,720,194	$9,720,194
Shares Outstanding	805,655	805,655
Net Asset Value per Share	$12.06	$12.06

General
For a general discussion of the operation and organization of the Target Funds, see “The Trust and The Funds” and “General Information” in the Target Funds SAI, which is incorporated by reference herein. For a general discussion of the operation and organization of the Acquiring Funds, see “The Trust and The Funds” and “General Information” in Appendix F attached to this Proxy Statement.
Organizational Documents and Rights of the Funds’ Shareholders
For a comparison of organizational documents and shareholder rights, see “Comparison of Organizational Documents and Shareholder Rights” in the Appendix G.
Pricing of Fund Shares
For information on how the NAV per share of each Fund is calculated, see “Share Price” in the Target Fund Prospectus and “Share Price” in Appendix E attached to this Proxy Statement.
Dividends, Other Distributions, and Taxes
The Advisory Research Strategic Income Fund and the North Square Strategic Income Fund intend to make distributions of net investment income monthly. The Advisory Research All Cap Value Fund and the North Square Advisory Research All Cap Value Fund will make distributions of net investment income, if any, at least annually, typically in December. Each Fund will make distributions of its net capital gains, if any, at least annually. A portion of the distributions made by a Fund may be treated as return of capital for federal income tax purposes.
For a discussion of the Target Funds’ policies with respect to dividends and distributions, and federal income tax considerations, see “Dividends and Distributions” and “Federal Income Tax Consequences” in the Target Funds’ Prospectus, which is incorporated by reference herein.

For a discussion of the Acquiring Funds’ policies with respect to dividends and distributions, and federal income tax considerations, see “Dividends and Distributions” and “Federal Income Tax Consequences” in Appendix E attached to this Proxy Statement.
Disclosure of Portfolio Holdings
For a description of each Target Fund’s policies and procedures with respect to the disclosure of its portfolio holdings, see “Portfolio Holdings Information” in the Target Funds’ Prospectus and “Portfolio Holdings Information” in the Target Funds’ SAI, which are incorporated by reference herein. For a description of the Acquiring Funds’ policies and procedures with respect to the disclosure of their portfolio holdings, see “Portfolio Holdings Information” in Appendix F attached to this Proxy Statement.
Frequent Purchases and Redemptions
For a discussion of each Target Fund’s policies with respect to frequent purchases and redemptions, see “Tools to Combat Frequent Transactions” in the Target Funds’ Prospectus, which is incorporated by reference herein. For a discussion of the Acquiring Funds’ policies with respect to frequent purchases and redemptions, see “Tools to Combat Frequent Transactions” in Appendix E attached to this Proxy Statement.
Purchases Through Broker-Dealers and Other Financial Intermediaries
If shareholders purchase shares of a Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Fund shares over another investment. Shareholders should ask their salespersons or visit their financial intermediary’s website for more information.
Financial Information
For certain financial information about each Target Fund, see “Financial Highlights” which is appended to this Proxy Statement as Appendix C.
VOTING INFORMATION
RECORD DATE, VOTING RIGHTS, AND VOTES REQUIRED
The Board has fixed the close of business on November 29, 2019 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Special Meeting and any adjournments thereof. Shareholders of record as of the Record Date will be entitled to one vote for each share held and to a proportionate fractional vote for each fractional share held. As of the Record Date, the total number of issued and outstanding shares of the Advisory Research Strategic Income Fund was 1,114,910 and the Advisory Research All Cap Value Fund was 805,655. Shareholders of record of each Target Fund who owned five percent or more of the shares of the Target Fund as of the Record Date are set forth on Appendix D to this Proxy Statement. For each Target Fund, approval of the New Advisory Agreement and Reorganization Agreement will require the affirmative vote of the lesser of: (a) 67% or more of the Target Fund’s voting shares present at the Special Meeting, if the holders of more than 50% of the Target Fund’s outstanding shares are present in person or represented by proxy; or (b) more than 50% of the Target Fund’s outstanding voting shares.
HOW TO VOTE
You can vote your shares in person at the Special Meeting or by mail, by the internet, and by automated touchtone as set forth below:

•
Mail: To vote your proxy by mail, check the appropriate voting box on your proxy card, sign and date the card and return it in the enclosed postage-prepaid envelope. If you sign, date, and return the proxy card but give no voting instructions, the proxies will vote FOR the proposal.

The options below are available 24 hours a day / 7 days a week.

•	Internet: The web address and instructions for voting online can be found on the enclosed proxy card. You will be required to provide your control number found on your proxy card.

•	Automated Touchtone: The toll-free number for automated touchtone telephone voting can be found on the enclosed proxy card. You must have the control number found on your proxy card.
PROXY STATEMENT DELIVERY
“Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Certain shareholders of the Target Funds who share a common address and who have not opted out of the householding process may receive a single copy of the Proxy Statement/Prospectus along with the proxy cards. If you received more than one copy of the Proxy Statement/Prospectus, you may elect to household in the future if permitted by your financial intermediary. Contact the financial intermediary through which you purchased your shares to determine whether householding is an option for your account. If you received a single copy of the Proxy Statement/Prospectus, you may opt out of householding in the future by contacting the Target Funds’ proxy solicitor or your financial intermediary.
An additional copy of this Proxy Statement/Prospectus may be obtained by calling the Target Funds’ proxy solicitor, toll free, at [______].

PROXIES
All proxies solicited by the Board that are properly executed and received by the Secretary prior to the Special Meeting, and are not revoked, will be voted at the Special Meeting. A proxy with respect to shares held in the name of two or more persons is valid if executed by any one of them unless at or prior to its use the applicable Target Fund receives written notification to the contrary from any one of such persons. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy, it will be voted “FOR” the matters specified on the proxy. All shares that are voted and votes to “ABSTAIN” will be counted towards establishing a quorum.
You may revoke a proxy once it is given. If you desire to revoke a proxy, you must submit a subsequent later dated proxy or a written notice of revocation to the applicable Target Fund. You may also give written notice of revocation in person at the Special Meeting. Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy.
QUORUM AND ADJOURNMENTS
One-third of the outstanding shares of a Target Fund will be considered a quorum for the transaction of business for each proposal. If a quorum of shareholders of a Target Fund is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the Reorganization described in this Proxy Statement are not received, the chairman of the Special Meeting may propose to adjourn the Special Meeting of the Target Fund one or more times to permit further solicitation of proxies. The chairman may propose the adjournment of the Special Meeting for one or more proposals. Any business that might have been transacted at the Special Meeting with respect to a Target Fund may be transacted at any such adjourned session(s) at which a quorum is present. A majority of the votes cast by shareholders of a Fund present in person or by proxy at the Special Meeting (whether or not sufficient to constitute a quorum) may adjourn the Special Meeting. The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Target Fund on questions of adjournment and any other proposals raised at the Special Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which timely notice was not received.

EFFECT OF ABSTENTIONS AND BROKER “NON-VOTES”
All shares represented at the Special Meeting in person or by proxy, including abstentions, will be counted toward establishing a quorum. Because each proposal is expected to “affect substantially” a shareholder’s rights or privileges, a broker may not vote shares if the broker has not received instructions from beneficial owners or persons entitled to vote, even if the broker has discretionary voting power (i.e., the proposal is non-discretionary). Because each proposal is non-discretionary, IMST does not expect to receive broker non-votes. Abstentions will have the same effect as votes against a proposal.
SOLICITATION OF PROXIES
Each Target Fund expects that the solicitation of proxies will be primarily by mail and telephone. The solicitation also may include facsimile, Internet, or oral communications. Broadridge Financial Solutions, Inc. (“Broadridge”) has been retained to aid in the solicitation of proxies, at an anticipated cost of approximately $9,000, exclusive of printing costs. ARI and NSI will generally bear the expenses relating to the Reorganization, including the costs of retaining Broadridge.
OTHER INFORMATION
OTHER BUSINESS
The Board knows of no other business to be brought before the Special Meeting. If any other matters come before the Special Meeting, the Board intends that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed proxy card.
APPRAISAL RIGHTS
Shareholders will have no appraisal rights in connection with the Reorganization.

NEXT MEETING OF SHAREHOLDERS/SHAREHOLDER PROPOSALS
The Target Funds do not hold regular meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of shareholders should send their written proposals to the Secretary of IMST, 2220 E. Route 66, Suite 226, Glendora, California 91740 within a reasonable time before the proxy materials for the next meeting are sent to shareholders. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of IMST within a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that the proposal will be included.
LEGAL MATTERS
Certain legal matters concerning the issuance of shares of the Acquiring Funds in connection with the Reorganizations and the federal income tax consequences of the Reorganizations will be passed upon by Seward & Kissel LLP.
INFORMATION FILED WITH THE SEC
The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, file reports and other information, including proxy materials, with the SEC. Reports and other information filed by IMST and North Square Investments Trust may be inspected without charge and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549, and at the following regional offices of the SEC: Northeast Regional Office, 3 World Financial Center, Suite 400, New York, New York 10281; Southeast Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Midwest Regional Office, 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Central Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202; and Pacific Regional Office, 5670 Wilshire Boulevard, Suite 1100, Los Angeles, California 90036. Copies of such materials may also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549 at prescribed rates.

APPENDIX A - NEW INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT BETWEEN
NORTH SQUARE INVESTMENTS TRUST AND
NORTH SQUARE INVESTMENTS, LLC

THIS INVESTMENT ADVISORY AGREEMENT (the “Agreement”), dated as of the ___ of August, 2018 is entered into by and between North Square Investments Trust, a Delaware statutory trust (the “Trust”), on behalf of its series listed in Appendix A, as may be amended from time to time (each a “Fund”), and North Square Investments, LLC, a Delaware Limited Liability Company (the “Adviser”).

WITNESSETH:

WHEREAS, each Fund is a series of the Trust having its own investment objective or objectives, policies, limitations and separate assets and liabilities; and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and engages in the business of providing investment management and other services; and

WHEREAS, the Trust, on behalf of each Fund, desires to retain the Adviser to render advice and services to each Fund pursuant to the terms and provisions of this Agreement, and the Adviser desires to furnish said advice and services; and

WHEREAS, the Adviser agrees to serve as the investment adviser for each Fund on the terms and conditions set forth herein; and

WHEREAS, the Adviser may retain one or more investment sub-advisers (the “Sub-Advisers”) and other parties to render portfolio management and other investment advisory and related services to the Funds pursuant to, in the case of the Sub-Advisers, investment sub-advisory agreements between the Adviser and each such Sub-Adviser (each, a “Sub-Advisory Agreement”);

NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

1.APPOINTMENT OF ADVISER. The Trust hereby appoints the Adviser, and the Adviser hereby accepts such appointment, to render investment advisory and related services to each Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust’s Board of Trustees (the “Board of Trustees” or “Board”).

2.DUTIES OF THE ADVISER.

(a)Subject to the provisions of this Agreement, and subject to the direction and control of the Board, the Adviser shall:

(i)        act as investment adviser for each Fund and supervise and manage the investment and reinvestment of each Fund’s assets and, in connection therewith, have complete discretion in purchasing and selling securities and other assets for the Fund and in voting, exercising consents and exercising all other rights pertaining to such securities and other assets on behalf of the Fund;

(ii)develop and provide the investment program for each Fund, including determining what portion of each Fund’s investment portfolio will be invested in securities and other assets and what portion, if any, will be uninvested, subject to the Fund’s investment objectives, strategies and policies as set forth in its then-current prospectus or statement of additional information, or as otherwise determined by the Board;

(iii)arrange, subject to the provisions of Section 4 hereof, for the purchase and sale of securities and other assets held in the investment portfolio of each Fund;

(iv)monitor the Fund’s compliance with its investment objectives, policies, and restrictions as set forth in its currently effective prospectus and statement of additional information;

(v)provide recommendations to the Board from time to time regarding each Fund’s investment objectives, strategies and policies, as the Adviser deems appropriate;

(vi)provide, as appropriate, investment research and prepare and make available to the Fund research and statistical data in connection therewith;

(vii)keep the Trust and Board fully informed with regard to each Fund’s investment performance and investment mandate compliance; and

(viii)furnish the Trust and Board with such other documents and information as the Trust may from time to time reasonably request.

(b)In addition to providing investment advisory and related services set forth in Section 2(a) of the Agreement, the Adviser shall provide administrative services and facilities relating to the business operations of each Fund that are not (1) provided by employees of, or other agents engaged by, the Trust or (2) required to be provided by any person pursuant to an agreement or arrangement with the Fund. Such administrative and management services include, but are not limited to the following:

(i)        Coordinating and supervising, together with the Trust’s Administrator, all aspects of the Trust’s operations, including matters relating to the functions of the custodians, depositories, transfer and pricing agents, accountants, underwriters, brokers and dealers, insurers, printers, Funds auditors, counsel and other parties performing services or operational functions for the Funds, as well as serving as the primary liaison between such service providers and the Board;

(ii)providing office space, equipment, office supplies and other facilities, including for Board and Board Committee meetings and records of the Funds;

(iii)coordinating and overseeing the preparation and filing with the Securities and Exchange Commission (“SEC”) of registration statements, notices, shareholder reports, proxy statements and other material for the Funds required to be filed under applicable law;

(iv)overseeing and assisting in the preparation of all general or routine shareholder communications;

(v)supervising and monitoring the pricing process, including calculating the Funds’ net asset value(s), assisting in the fair valuation of all assets of the Funds for which market quotations are not readily available or as otherwise required with the 1940 Act or the Trust’s valuation procedures, and monitoring valuation information received from the independent third-party pricing services and brokers];

(vi)arranging, as may be reasonably requested by the Board, for officers and employees of the Adviser to serve as Board members, officers, or agents of the Trust;

(vii)coordinating, preparing and distributing, as applicable, materials for Board and Board Committee meetings, including reports, evaluations, information, surveys, statistical analyses or other materials on corporate and legal and regulatory issues relevant to the Fund’s business as the Board may reasonably request from time to time, including in connection with the Board’s annual review of the Fund’s Investment Advisory Agreement, any Sub-Advisory Agreement, and related agreements;

(viii)overseeing and monitoring the Funds’ compliance with their policies and procedures and with applicable federal, state and foreign securities laws, and the rules and regulations thereunder, as applicable, including, without limitation, the 1940 Act, the Securities and Exchange Act of 1934, as amended (the “1934 Act”), and the Securities Act of 1933, as amended, and the rules promulgated under each of the foregoing;

(ix)administering the Funds’ code of ethics and reporting to the Board on compliance therewith;

(x)assisting, as relevant, the Funds in connection with regulatory examinations, inspections or investigations of the Funds;

(xi)monitoring, budgeting, approving and arranging for payment of expenses of the Funds;

(xii)monitoring Board compliance with personal trading guidelines;

(xiii)overseeing the Trust’s fidelity bond coverage and insurance coverage and administering claims thereunder, and filing any fidelity bonds and related notices with the Securities and Exchange Commission (the “SEC”) as required by the 1940 Act;

(xiv)assisting the Funds with their obligations under Section 302 and 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2 under the 1940 Act, including the establishment and maintenance of internal controls and procedures that are reasonably designed to ensure that information prepared or maintained in connection with administration services provided hereunder is properly recorded, processed, summarized, or reported by the Adviser or its affiliates on behalf of the Funds so that it may be included in financial information certified by Fund officers in applicable filings;

(xv)overseeing the maintenance of the Trust’s books and records in accordance with all applicable federal and state securities laws and regulations, subject to the provisions of Section 7 hereof;

(xvi)overseeing the administration and implementation of the Funds’ privacy policy (including any required distribution thereof) as required under Regulation S-P;

(xvii)implementing and maintaining a business continuation and disaster recovery program for the Funds;

(xviii)arranging for all meetings of shareholders, including collecting all information required for the preparation of proxy statements, preparing and filing with appropriate regulatory agencies such proxy statements, supervising the solicitation of shareholders and shareholder nominees in connection therewith, tabulating (or supervising the tabulation of) votes, responding to all inquiries regarding such meetings from shareholders, the public and the media, and retaining all minutes and all other records required to be kept in connection with such meetings;

(xix)maintaining and retaining all charter documents and filing all documents required to maintain the Fund’s organizational status under applicable state law and as a registered investment company;

(xx)performing due diligence on the Trust’s third-party service providers and negotiating service agreements with those third-parties; and

(xxi)providing such other services as the parties hereto may agree upon from time to time for the efficient operation of the Fund.

3.SUB-ADVISERS AND SUB-CONTRACTORS.

(a)The Adviser, with approval of the Board, may delegate some or all of its investment advisory duties under this Agreement to one or more Sub-Advisers that are registered under the Advisers Act, including but not limited to delegating the voting of proxies relating to the Fund’s portfolio securities in accordance with the proxy voting policies and procedures of such Sub-Adviser; provided, however, that any such delegation shall be pursuant to an agreement with terms agreed upon by the Trust and approved in a manner consistent with the requirements of the 1940 Act as such requirements may be modified by rule, regulation or order of the SEC; and provided, further, that no such delegation shall relieve the Adviser from its duties and obligations of management and supervision of the management of the Fund’s assets pursuant to this Agreement and under applicable law. In addition, the Adviser may engage other parties to assist it with any of the administrative and management services referenced in Section 2 hereof.
(b)To the extent the Adviser delegates any of its duties under this Agreement with respect to a Fund to one or more Sub-Advisers, each such Sub-Adviser shall perform its duties subject to the direction and control of the Adviser. The Adviser shall retain overall supervisory responsibility for the general management and investment of the assets of any sub-advised Fund. With respect to any sub-advised Fund, the Adviser’s responsibilities shall include evaluating and recommending the selection, retention, removal or replacement of one or more sub-advisers, and determining, as the Adviser deems appropriate, the portion of the Fund’s assets to be managed by any given Sub-Adviser and reallocating those assets as necessary from time to time, subject to Board approval. In addition, the Adviser’s responsibilities with respect to any sub-advised Fund shall include:

(i)Supervision of each Sub-Adviser in its performance of its duties under the Sub-Advisory Agreement or other arrangement;

(ii)Assessment of each Fund’s investment focus and investment strategy for each sub-advised portion (whole or in part) of the Fund;

(iii)Monitoring the investment performance of each Sub-Adviser and reviewing and reporting to the Board periodically on the performance of the investment adviser and recommending action(s) as appropriate;

(iv)Conducting periodic in-person or telephonic due diligence meetings as deemed necessary by the Adviser;

(v)Monitoring each Sub-Adviser to confirm its compliance with the investment objectives, strategies, policies and restrictions of a Fund, for any changes that may impact the Fund or the Sub-Adviser’s operations or overall business continuity, for the Sub-Adviser’s adherence to legal and compliance procedures, for any litigation enforcement or regulatory matters relating to the Sub-Adviser, and with respect to the Sub-Adviser’s brokerage practices and trading quality;

(vi)Analyzing/researching, selecting, and making recommendations to replace a Sub-Adviser or portfolio manager thereof, as the Adviser deems appropriate, and assisting in managing the transition process when any Sub-Adviser or portfolio manager thereof is appointed, terminated, or replaced;

(vii)Monitoring each Sub-Adviser’s voting of proxies with respect to the applicable Funds’ portfolio holdings;

(viii)Performing such other periodic monitoring and reporting functions as the Board shall reasonably request consistent with this Agreement and applicable law.

4.REPRESENTATIONS OF THE ADVISER. In the performance of its duties under this Agreement, the Adviser:

(a)shall, in all matters, give to the Trust and its Board the benefit of its best judgment, effort, advice and recommendations and shall at all times conform to, and use its best efforts to enable the Trust to conform to: (i) the provisions of the 1940 Act and all applicable rules and regulations of the SEC thereunder; (ii) all other applicable provisions of state and federal law; (iii) the provisions of the Agreement and Declaration of Trust and By-Laws of the Trust, as such documents may be amended from time to time; (iv) the investment objectives and policies of each Fund as set forth in its registration statement on Form N-1A in effect from time to time; and (v) compliance policies and procedures of the Trust as adopted by the Board;

(b)will, with respect to each Fund’s assets not managed by a Sub-Adviser, arrange for the placing of all orders for the purchase and sale of securities and other assets for the Fund’s account either directly with the issuer or with any broker or dealer. Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, the Adviser will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, the Adviser will consider not only available prices (including commissions), but also other relevant factors such as, without limitation, the experience and skill of the firm’s securities traders as well as the firm’s financial responsibility and administrative efficiency. To the extent permitted by law, and consistent with this obligation, the Adviser may select brokers on the basis of the research, statistical and pricing services they provide to the Fund and other clients of the Adviser. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser hereunder. Subject to Section 28(e) of the 1934 Act and any SEC staff interpretations thereof and such other conditions and limitations as may be established by the Board from time to time, if any, a commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term. In no instance, however, will the Fund’s securities be purchased from or sold to the Adviser, or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law. The Adviser may aggregate sales and purchase orders of the securities and other assets of a Fund with similar orders being made simultaneously for other accounts advised by the Adviser or its affiliates. Whenever the Adviser simultaneously places orders to purchase or sell the same security or other asset on behalf of a Fund and one or more other accounts advised by the Adviser or its affiliates, the Adviser will allocate the order as to price and amount among all such accounts in a manner the Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances;

(c)will treat confidentially and as proprietary information of each Fund all records and other information relative to the Fund, and the Fund’s prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund;

(d)will maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board in connection with its approval of this Agreement;

(e)will supply such information to the Trust and permit such compliance inspections by the Trust as shall be reasonably necessary to respond to the reasonable requests of the Board, including without limitation full copies of all letters received by the Adviser during the term of this Agreement from the staff of the SEC regarding its examination of the activities of the Adviser; and

(f)will use its best efforts to assist the Trust and each Fund in implementing the Trust’s disclosure controls and procedures, and will from time to time provide the Trust a written assessment of its compliance policies and procedures that is reasonably acceptable to the Trust to enable the Trust to fulfill its obligations under Rule 38a-1 under the 1940 Act.

5.REPRESENTATIONS OF THE TRUST. The Trust represents, warrants and agrees that it:

(a)has all requisite power and authority to enter into and perform its obligations under this

Agreement;

(b)has taken all necessary actions to authorize its execution, delivery and performance of this Agreement; and

(c)has furnished to the Adviser copies of each of the following documents: (i) the Agreement and Declaration of Trust of the Trust; (ii) the By-Laws of the Trust; (iii) the resolutions of the Board approving the engagement of the Adviser as investment adviser of the Funds and approving the form of this Agreement; and (iv) current copies of each Fund’s prospectus and statement of additional information. The Trust shall furnish the Adviser from time to time with copies of all material amendments of or material supplements to the foregoing, if any.

6.Services Not Exclusive. Nothing in this Agreement shall prevent the Adviser or any officer, employee or affiliate thereof from acting as investment adviser for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Adviser or any of its officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Adviser will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

7.Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that all records which it maintains for each Fund are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust’s request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act. Notwithstanding anything in this Agreement to the contrary, and to the extent permitted by applicable law, the Trust will not object to the Adviser maintaining copies of any such records, including the performance records of each Fund, and will not object to the Adviser using such performance records to promote its services to other accounts, including other fund accounts.

8.INDEPENDENT CONTRACTOR. The Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so in this Agreement or another writing by the Trust to the Adviser, have no authority to act for or represent the Trust or a Fund in any way, or in any way be deemed an agent for the Trust or for the Fund. It is expressly understood and agreed that the services to be rendered by the Adviser to the Fund under the provisions of this Agreement are not to be deemed exclusive, and that the Adviser may give advice and take action with respect to other clients, including affiliates of the Adviser, that may be of similar or different from that given to the Fund.

9.ADVISER’S PERSONNEL. The Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement.

10.EXPENSES. During the term of this Agreement, each Fund will bear all expenses not expressly assumed by the Adviser incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

(a)Each Fund shall pay (i) fees payable to the Adviser pursuant to this Agreement; (ii) the cost (including brokerage commissions, transaction fees or charges, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities and other investments and any losses in connection therewith; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) the Fund’s share of compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) fees or expenses of custodians, transfer agents, registrars, independent pricing vendors or other service providers (except sub-advisers); (vii) legal and accounting expenses, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of counsel to the Fund and counsel to the Trust’s non-interested Trustees; (viii) all federal, state and local taxes (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) the Fund’s share of expenses of shareholders’ meetings, meetings of the Board or any committee thereof, and other meetings of the Trust; (xii) expenses of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and the Adviser); (xiii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiv) any costs, expenses or losses arising out of any liability of or claim for damage or other relief asserted against the Fund for violation of any law; (xv) expenses of preparing, typesetting, printing and distributing prospectuses and statements of additional information and any supplements thereto, and reports, statements, notices and dividends to the Fund’s shareholders; (xvi) shareholder servicing fees; (xvii) interest; (xviii) governmental fees; (xix) costs, including interest expenses and loan commitment fees, of borrowing money; (xx) website costs; (xxi) the Fund’s share of compensation, fees and expenses of the Trust’s chief compliance officer and any employees of the Trust; (xxii) audit fees; and (xxiii) the Fund’s share of litigation expenses and any non- recurring or extraordinary expenses as may arise, including, without limitation, expenses relating to the Trust’s obligation to indemnify others; and

(b)the Adviser shall pay all expenses incurred by it in the performance of its duties under this Agreement, including all costs and expenses of its employees and any overhead incurred in connection with its duties hereunder, and all fees of any sub-advisers.

11.COMPENSATION. Each Fund agrees to pay to the Adviser and the Adviser agrees to accept as full compensation for all services rendered by the Adviser as such, a fee accrued daily and paid monthly in arrears at an annual rate listed in Appendix A with respect to the Fund’s average daily net assets. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be. The fee payable to the Adviser under this Agreement will be reduced to the extent required by any expense limitation agreement. The Adviser, in its sole discretion, may voluntarily absorb certain Fund expenses or waive all or a portion of its fee.

12.LIABILITY; STANDARD OF CARE; INDEMNIFICATION.

(a)The Adviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of the statements in each Fund’s offering materials (including the prospectus, statement of additional information, and advertising and sales materials), except for information supplied by the parties unaffiliated with the Adviser (including any Sub-Adviser) for inclusion therein. The Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by Adviser or by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

(b)The Adviser shall indemnify and hold harmless the Trust from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) resulting from the Adviser’s willful misfeasance, bad faith or gross negligence in connection with the performance of the Adviser’s obligations under this Agreement, or from the Adviser’s reckless disregard of its obligations and duties under this Agreement; provided, however, that the Adviser’s obligation under this Section 11 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Adviser, is caused by or is otherwise directly related to the Trust’s own willful misfeasance, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.

(c)The Trust shall indemnify and hold harmless the Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) resulting from the Trust’s willful misfeasance, bad faith or gross negligence in connection with the performance of the Adviser’s obligations under this Agreement, or from the Trust’s reckless disregard of its obligations and duties under this Agreement; provided, however, that the Trust’s obligation under this Section 11 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Adviser, is caused by or is otherwise directly related to the Adviser’s own willful misfeasance, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.

13.Duration and Termination. This Agreement shall become effective with respect to each Fund as of the corresponding effective date indicated in Appendix A and, unless sooner terminated with respect to a Fund as provided herein, shall continue in effect for a period of two years as to such Fund. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund for successive periods of 12 months, provided such continuance is specifically approved at least annually by both (a) the vote of a majority of the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund at the time outstanding and entitled to vote, and (b) the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Trust at any time as to a Fund, without the payment of any penalty, upon giving the Adviser 60 days’ notice (which notice may be waived by the Adviser), provided that such termination by the Trust shall be directed or approved by the vote of a majority of the Trustees of the Trust in office at the time or by the vote of the holders of a majority of the voting securities of the Fund at the time outstanding and entitled to vote, or by the Adviser on 60 days’ written notice (which notice may be waived by the Trust). This Agreement will also immediately terminate in the event of its assignment. As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested person” and “assignment” shall have the same meanings of such terms in the 1940 Act.

14.Notices. Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

15.Amendment of this Agreement. This Agreement may only be amended by an instrument in writing signed by the parties hereto. Any amendment of this Agreement shall be subject to the 1940 Act.

16.ADDITIONAL SERIES. The amendment of Appendix A of this Agreement for the sole purpose of adding one or more Funds shall not be deemed an amendment of this Agreement or an amendment affecting an already existing Fund and requiring the approval of shareholders of that Fund.

17.Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act.

18.Use of the Name AND BRAND FOR the Fund(s). The Adviser has consented to the use by each Fund of the name, brand, associated logo or trademark, or identifying word “North Square” in the name of the Fund. Such consent is conditioned upon the employment of the Adviser as the investment adviser to the Fund. The name and brand or identifying word “North Square” may be used from time to time in other connections and for other purposes by the Adviser and any of its affiliates. The Adviser may require any Fund to cease using “North Square” in the name of the Fund and in connection with the Fund’s operations if the Fund ceases to employ, for any reason, the Adviser, any successor thereto or any affiliate thereof as investment adviser.

19.Additional Limitation of Liability. The parties hereto are expressly put on notice that a Certificate of Trust, referring to the Trust’s Agreement and Declaration of Trust (the “Certificate”), is on file with the Secretary of the State of Delaware. The Certificate was executed by a trustee of the Trust on behalf of the Trust as trustee, and not individually, and, as provided in the Trust’s Agreement and Declaration of Trust, the obligations of the Trust are not binding on the Trust’s trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust, or the particular series in question, as the case may be.

20.Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.

21.Counterparts. This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

[Remainder of this page is left blank intentionally]

IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers, all as of the day and the year first above written.

THE TRUST:

NORTH SQUARE INVESTMENTS TRUST, on behalf of each Fund listed on Appendix A

By:
Name:
Title:

THE ADVISER:

NORTH SQUARE INVESTMENTS, LLC

By:
Name:
Title:

APPENDIX A

Fund	Advisory Fee	Effective Date
North Square-Oak Ridge Small Cap Growth Fund	0.85%	__/__/2018
North Square-Oak Ridge Disciplined Growth Fund	0.70%	__/__/2018
North Square-Oak Ridge Dividend Growth Fund	0.75%	__/__/2018
North Square Global Resources & Infrastructure Fund	1.00%	__/__/2018
North Square International Small Cap Fund	1.00%	__/__/2018
North Square Multi Strategy Fund	0.02%	__/__/2018
North Square Dynamic Small Cap Fund	0.90%	__/__/2018
North Square Advisory Research All Cap Value Fund 0.70% __/__/20__

North Square Red Cedar Strategic Income Fund             0.70%     __/__/20__

APPENDIX B - AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the “Agreement”) is made as of [______], 2019, by and between North Square Investments Trust, a Delaware statutory trust (the “North Square Trust”), on behalf of its separate investment series listed on Schedule A (each an “Acquiring Fund” and collectively the “Acquiring Funds”), and Investment Managers Series Trust, a Delaware statutory trust (“IMST”), on behalf of its separate investment series listed on Schedule A (each a “Target Fund” and collectively the “Target Funds” and, together with the Acquiring Funds, the “Funds”). North Square Investments, LLC (“NSI”), a Delaware limited liability company, and Advisory Research, Inc. (“ARI”), a Delaware corporation, are parties to this Agreement solely for purposes of paragraphs 1.8 and 8.2. All agreements, representations, actions and obligations described herein made or to be taken or undertaken by the Acquiring Funds are made and shall be taken or undertaken by the North Square Trust on behalf of the Acquiring Funds and all agreements, representations, actions and obligations described herein made or to be taken or undertaken by the Target Funds are made and shall be taken or undertaken by IMST on behalf of the Target Funds.

This Agreement is intended to be and is adopted as a “plan of reorganization” within the meaning of Treasury Regulations Section 1.368-2(g). It is intended that each reorganization contemplated by this Agreement constitute a “reorganization” as defined in Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations thereunder. Each reorganization will consist of (i) the transfer of all of the Assets (as defined in paragraph 1.2) of the applicable Target Fund to the corresponding Acquiring Fund in accordance with paragraph 1.2 hereof in exchange solely for (A) shares of beneficial interest of the corresponding Acquiring Fund (collectively, “Acquiring Fund Shares”), and (B) the assumption by the corresponding Acquiring Fund of all of the Liabilities (as defined in paragraph 1.3) of the Target Fund in accordance with paragraph 1.3 hereof, and (ii) the distribution of the Acquiring Fund Shares of that Acquiring Fund to the shareholders of the Target Fund in redemption of all outstanding Target Fund Shares (as defined below) and in complete liquidation of the Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement (each such transaction a “Reorganization” and, together, the “Reorganizations”).

This Agreement provides for multiple Reorganizations and each Reorganization between a Target Fund and its corresponding Acquiring Fund shall be treated as if it had been the subject of a separate agreement. Each Target Fund and IMST acting for itself and on behalf of each Target Fund, and each corresponding Acquiring Fund and the North Square Trust acting for itself and on behalf of each corresponding Acquiring Fund, is acting separately from all of the other parties and their series, and not jointly or jointly and severally with any other party.

Each Target Fund currently offers one class of shares (the “Target Fund Shares”).

WHEREAS, the Acquiring Funds and the Target Funds are (or will be by the Effective Time, as defined in paragraph 3.1) each separate investment series of the North Square Trust and IMST, respectively; the North Square Trust and IMST are registered open-end management investment companies; and each Target Fund owns no securities other than securities in which the corresponding Acquiring Fund is permitted to invest; and

WHEREAS, each Fund is authorized to issue its shares of beneficial interest; and

WHEREAS, the Board of Trustees of the North Square Trust has determined, with respect to each Acquiring Fund, that: (1) participation in the applicable Reorganization is in the best interests of the Acquiring Fund and its shareholders, and (2) the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the applicable Reorganization; and

WHEREAS, the Board of Trustees of IMST has determined, with respect to each Target Fund, that: (1) participation in the applicable Reorganization is in the best interests of the Target Fund and its shareholders, and (2) the interests of the existing shareholders of the Target Fund will not be diluted as a result of the applicable Reorganization;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	THE REORGANIZATIONS AND FUND TRANSACTIONS

1.1
The Reorganizations. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, at the Effective Time (as defined in paragraph 3.1), IMST shall assign, deliver and otherwise transfer the Assets (as defined in paragraph 1.2) of each Target Fund to the corresponding Acquiring Fund. In consideration of the foregoing, at the Effective Time, the corresponding Acquiring Fund shall deliver to the Target Fund full and fractional (to the third decimal place) Acquiring Fund Shares of the corresponding Acquiring Fund, and the North Square Trust shall assume the Liabilities (as defined in paragraph 1.3) of the Target Fund on behalf of the corresponding Acquiring Fund. The number of Acquiring Fund Shares of each Acquiring Fund to be delivered shall be determined as set forth in paragraph 2.3. The transactions comprising each Reorganization shall take place on the date of the Closing, as defined in paragraph 3.1 (the “Closing Date”).

1.2
Assets of the Target Funds. The assets of each Target Fund to be acquired by the corresponding Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, cash equivalents, securities, receivables (including securities, interests and dividends receivable), commodities and futures interests, rights to register shares under applicable securities laws, any deferred or prepaid expenses shown as an asset on the books of the Target Fund at the Valuation Time (as defined in paragraph 2.5), books and records, all rights of the Target Fund of any value whatsoever, including, without limitation, any indemnification, insurance rights or proceeds or other right of recovery or claim owned or enjoyed by IMST with respect to the Target Fund, or the Target Fund arising from any Liability (as defined in paragraph 1.3) assumed by the North Square Trust or the Acquiring Fund pursuant to the terms hereof (the “Recovery Right”), and any other property owned by the Target Fund at the Valuation Time (collectively, the “Assets”). To the extent that a Recovery Right arises after the Closing Date, IMST agrees that it will use reasonable efforts to cooperate with the North Square Trust and, as applicable, any Acquiring Fund, in pursuing such Recovery Right.

1.3
Liabilities of the Target Funds. Each Target Fund will use commercially reasonable efforts to discharge all of its known liabilities and obligations prior to the Valuation Time consistent with its obligation to continue to pursue its investment objective and strategies in accordance with the terms of its prospectus. No later than five business days preceding the Closing Date, IMST will deliver to the North Square Trust a statement with respect to each Target Fund listing each Target Fund’s known liabilities, claims against and obligations in existence as of the date thereof (the “Statement of Claims and Liabilities”). On the Closing Date, (a) each Acquiring Fund will assume all of the corresponding Target Fund’s liabilities and obligations of any kind whatsoever, whether known or unknown, absolute, accrued, contingent or otherwise, in existence on the Closing Date (collectively, the “Liabilities”), and (b) the North Square Trust, on behalf of each Acquiring Fund, will execute and deliver to IMST an Assumption of Liabilities, dated as of the Closing Date, and in a form and substance acceptable to IMST , pursuant to which each Target Fund will assume on the Closing Date all of the Liabilities of the corresponding Target Fund.

1.4
Distribution of Acquiring Fund Shares. At the Effective Time (or as soon thereafter as is reasonably practicable), the applicable Target Fund will distribute the Acquiring Fund Shares received from the corresponding Acquiring Fund pursuant to paragraph 1.1, pro rata to the record holders of such Target Fund determined as of the Effective Time (the “Target Fund Shareholders”) in complete liquidation of the Target Fund. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares of the corresponding Acquiring Fund then credited to the account of the Target Fund on the books of the corresponding Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders. The aggregate net asset value of the Acquiring Fund Shares of the corresponding Acquiring Fund to be so credited to the Target Fund Shareholders of the applicable Target Fund shall be equal to the aggregate net asset value of the then outstanding Target Fund Shares of the applicable Target Fund owned by such Target Fund Shareholders at the Effective Time. All issued and outstanding Target Fund Shares will simultaneously be redeemed and canceled on the books of the Target Fund. No Acquiring Fund shall issue share certificates representing the Acquiring Fund Shares in connection with such exchange. Each Target Fund Shareholder shall have the right to receive any unpaid dividends or other distributions that were declared by the Target Fund before the Effective Time with respect to Target Fund Shares that are held of record by the Target Fund Shareholder at the Effective Time on the Closing Date.

1.5	Recorded Ownership of Acquiring Fund Shares. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Funds’ transfer agent.

1.6
Filing Responsibilities of the Target Funds. Any reporting responsibility of an Target Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns (for periods ending on or before the Closing Date), or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund up to and including the Closing Date and such later date as the Target Fund’s existence is terminated.

1.7	Termination of Target Funds. After the Closing Date, each Target Fund shall not conduct any business except in connection with the Target Fund’s termination or as otherwise contemplated hereby.

1.8
Section 15(f) of the 1940 Act. To the extent applicable, ARI, NSI and the North Square Trust will use all commercially reasonable efforts to ensure that each Reorganization will comply with the safe harbor provisions of Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). In particular, ARI, NSI and the North Square Trust will use all commercially reasonable efforts to ensure that for a period of at least three (3) years after the Closing Date, at least 75 percent of the members of the North Square Trust’s Board of Trustees are not interested persons (as defined in Section 2(a)(19) of the 1940 Act) of either ARI or NSI; and for a period of at least two (2) years after the Closing Date, no undue burden is imposed on the Acquiring Funds or their shareholders.

2.	VALUATION

2.1
Net Asset Value of the Target Funds. The net asset value of the Target Fund Shares shall be the net asset value computed by UMB Fund Services, Inc., in its capacity as the Target Funds’ accounting agent, as of the Valuation Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures of the Target Funds.

2.2
Net Asset Value of the Acquiring Funds. The net asset value of the Acquiring Fund Shares shall be the net asset value computed by U.S. Bancorp Fund Services, LLC, in its capacity as the Acquiring Funds’ fund accountant, as of the Valuation Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures of the Acquiring Funds.

2.3
Calculation of Number of Acquiring Fund Shares. The number of Acquiring Fund Shares of the applicable Acquiring Fund (including fractional shares to the third decimal place, if any) to be issued in connection with a Reorganization shall be determined by U.S. Bancorp Fund Services, LLC by: dividing the aggregate net asset value attributable to the Target Fund Shares of the corresponding Target Fund, determined in accordance with the valuation procedures referred to in paragraph 2.1, by the per share net asset value of Acquiring Fund Shares of the Acquiring Fund, determined in accordance with the valuation procedures referred to in paragraph 2.2. The parties agree that the intent of this calculation is to ensure that the aggregate net asset value of the Acquiring Fund Shares to be so credited to Target Fund Shareholders shall be equal to the aggregate net asset value of the then outstanding Target Fund Shares owned by Target Fund Shareholders at the Effective Time.

2.4
Determination of Value. All computations of value hereunder shall be made by UMB Fund Services, Inc., in its capacity as the Target Funds’ accounting agent, using the valuation procedures of the Target Funds in pricing the shares and assets of the Target Fund, and shall be subject to confirmation by U.S. Bancorp Fund Services, LLC and shall be subject to adjustment by an amount, if any, agreed to by UMB Fund Services, Inc. and U.S. Bancorp Fund Services, LLC.

2.5
Valuation Time. The Valuation Time shall be the time at which the Funds calculate their net asset values as set forth in their respective prospectuses (normally the close of regular trading on the New York Stock Exchange (“NYSE”)) on the Closing Date (the “Valuation Time”).

3.	CLOSING

3.1
Closing. The Reorganizations, together with related acts necessary to consummate the same (“Closing”), shall occur at the principal office of IMST on or about [________], or at such other place and/or on such other date as to which the parties may agree, provided that IMST, on behalf of an Target Fund, may unilaterally delay the Closing upon written notice to the North Square Trust to allow enough time for sufficient votes of an Target Fund’s shareholders to be obtained. All acts taking place at the Closing shall be deemed to take place simultaneously at 5:00 p.m. (Eastern Time) on the Closing Date unless otherwise provided herein (the “Effective Time”).

3.2
Transfer and Delivery of Assets. IMST shall direct UMB Bank, n.a. (“UMB Bank”), as custodian for the Target Funds, to deliver, at the Closing, with respect to each Reorganization, a certificate of an authorized officer stating that: (i) the Assets were delivered in proper form to the applicable Acquiring Fund at the Effective Time, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable Federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. IMST shall also direct UMB Bank (a) to make each Target Fund’s portfolio securities available to U.S. Bank N.A. (“U.S. Bank”), as custodian for the corresponding Acquiring Fund, for examination, no later than five business days preceding the Effective Time and (b) to transfer and deliver the Assets at the Effective Time to U.S. Bank for the corresponding Acquiring Fund’s account, as follows:  (1) duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers, (2) by book entry, in accordance with the customary practices of UMB Bank and any securities depository (as defined in Rule 17f-4 under the 1940 Act) in which the Assets are deposited, in the case of the Target Fund’s portfolio securities and instruments deposited with those depositories, and (3) by wire transfer of federal funds in the case of cash.

3.3
Share Records. With respect to each Reorganization, IMST shall direct UMB Fund Services, Inc., in its capacity as transfer agent for the Target Fund (the “Transfer Agent”), to deliver at the Closing to the North Square Trust a certificate of an authorized officer stating that its records contain the names and addresses of the Target Fund Shareholders of the applicable Target Fund and the number and percentage ownership of the outstanding Target Fund Shares of that Target Fund owned by each such Target Fund Shareholder immediately prior to the Closing. The corresponding Acquiring Fund shall issue and deliver, or cause its transfer agent to issue and deliver, to the Secretary of the Target Fund prior to the Effective Time a confirmation evidencing that the appropriate number of Acquiring Fund Shares of that Acquiring Fund will be credited to the Target Fund at the Effective Time, or provide other evidence satisfactory to the Target Fund as of the Effective Time that such Acquiring Fund Shares have been credited to the Target Fund’s accounts on the books of the corresponding Acquiring Fund.

3.4
Postponement of Valuation Time. In the event that at the Valuation Time the NYSE or another primary trading market for portfolio securities of the Acquiring Funds or the Target Funds (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Target Funds or the Acquiring Funds, respectively, is impracticable as mutually determined by the parties, the Valuation Time shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES

4.1
Representations and Warranties of the Target Funds. Except as has been fully disclosed to the North Square Trust in a written instrument executed by an officer of IMST, IMST, on behalf of each Target Fund, represents and warrants to the North Square Trust, on behalf of the corresponding Acquiring Fund, as follows:

4.1(a)
The Target Fund is a duly established series of IMST, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under its Amended and Restated Agreement and Declaration of Trust and By-Laws, each as may be amended from time to time, to own all of its properties and assets, to carry on its business as it is presently conducted and, subject to approval by Target Fund Shareholders, to perform its obligations under this Agreement.

4.1(b)
IMST is registered with the Commission as an open-end series management investment company under the 1940 Act, and the registration of the Target Fund Shares under the Securities Act of 1933, as amended (the “1933 Act”), is in full force and effect.

4.1(c)
No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act or Delaware law for the execution of this Agreement by IMST, for itself and on behalf of the Target Fund, except for the effectiveness of the amendment to the registration statement on Form N-1A discussed in paragraph 6.3(e) and the N-14 (defined in paragraph 5.6) and such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the Target Fund Shareholders as described in paragraph 6.3(a).

4.1(d)
The current prospectus and statement of additional information of the Target Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

4.1(e)
At the Effective Time, the Target Fund will have good and marketable title to its Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the corresponding Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof other than such restrictions as might arise under the 1933 Act.

4.1(f)
IMST is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in: (i) a material violation of its Amended and Restated Agreement and Declaration of Trust and By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Fund is a party or by which it is bound.

4.1(g)
All material contracts or other commitments of the Target Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts and other similar instruments) will terminate without liability or obligation to the Target Fund on or prior to the Effective Time.

4.1(h)
Except as otherwise disclosed to and accepted by the Acquiring Fund in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Target Fund’s knowledge, threatened against the Target Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business or the ability of the Target Fund to carry out the transactions contemplated by this Agreement. The Target Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

4.1(i)
The Statements of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedules of Investments of the Target Fund at and for the fiscal year ended October 31, 2019 have been audited by Tait, Weller & Baker LLP, independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the corresponding Acquiring Fund) present fairly, in all material respects, the financial condition of the Target Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

4.1(j)
Since October 31, 2019 there has been no material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Target Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the corresponding Acquiring Fund in writing. For the purposes of this subparagraph (j), a decline in net asset value per share of Target Fund Shares due to declines in market values of securities held by the Target Fund, the discharge of the Target Fund’s liabilities, distributions of net investment income and/or net realized gains, or the redemption of the Target Fund’s shares by shareholders of the Target Fund shall not constitute a material adverse change.

4.1(k)
At the Effective Time, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Target Fund required by law to have been filed with a governmental authority by such date (taking into account any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes of the Target Fund (whether or not shown as due or required to be shown as due on said returns and reports) have been paid or provision has been made for the payment thereof and, to the best of IMST’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

4.1(l)
On its tax return for its first taxable year after it commenced operations, the Target Fund properly elected to be treated as a “regulated investment company” under Subchapter M of the Code. The Target Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company within the meaning of Section 851 et seq. of the Code in respect of each taxable year since its commencement of operations, and will continue to meet all applicable requirements until the Closing. The Target Fund has not at any time since its inception been liable for, nor is now liable for, any material unpaid income or excise tax pursuant to Sections 852 or 4982 of the Code for any period ending on or before the Closing Date. There is no other material unpaid tax liability (including, any foreign, state, or local tax liability) except as set forth and accrued on the Target Fund’s books. The Target Fund has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply to it. The Target Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the regulations thereunder. All dividends paid by the Target Fund at any time prior to the Closing Date shall have been deductible pursuant to the dividends paid deduction under Section 562 of the Code. The Target Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all material taxes required to have been withheld and paid to the proper taxing authorities.

4.1(m)
All of the issued and outstanding shares of the Target Fund will, at the Effective Time, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Target Fund, as provided in paragraph 3.3. The Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Target Fund, nor is there outstanding any security convertible into any of the Target Fund’s shares.

4.1(n)
The execution, delivery and performance of this Agreement will have been duly authorized prior to the date hereof by all necessary action on the part of the Board of Trustees of IMST, on behalf of the Target Fund, and, subject to the approval of the shareholders of the Target Fund, this Agreement will constitute a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

4.1(o)
Any information provided by IMST in respect of the Target Fund in writing for use in the N-14 (as defined in paragraph 5.6) will, at the effective date of the N-14: (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (o) shall not apply to statements in or omissions from the N-14 made in reliance upon and in conformity with information that was furnished by the corresponding Acquiring Fund for use therein.

4.2
Representations and Warranties of the Acquiring Funds. Except as has been fully disclosed to IMST in a written instrument executed by an officer of the North Square Trust, the North Square Trust, on behalf of each Acquiring Fund, represents and warrants to IMST, on behalf of the corresponding Target Fund, as follows:

4.2(a)
The Acquiring Fund is a duly established series of the North Square Trust, which is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware with power under its Declaration of Trust and By-Laws, each as may be amended from time to time, to own all of its properties and assets, to carry on its business as it is presently conducted, and to perform its obligations under this Agreement.

4.2(b)
The North Square Trust is registered with the Commission as an open-end series management investment company under the 1940 Act, and the registration of the Acquiring Fund Shares under the 1933 Act will be in full force and effect.

4.2(c)
No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Agreement by the North Square Trust, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the registration statement on Form N-1A discussed in paragraph 6.3(e) and the N-14 and such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the Target Fund Shareholders as described in paragraph 6.3(a).

4.2(d)
At the Effective Date, the current prospectus and statement of additional information of the Acquiring Fund will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

4.2(e)
The North Square Trust is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in: (i)  a material violation of the North Square Trust’s Declaration of Trust and By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound.

4.2(f)
Except as otherwise disclosed to and accepted by the Target Fund in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Fund’s knowledge, threatened against the Acquiring Fund, or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

4.2(g)
There shall be no issued and outstanding shares of the Acquiring Fund prior to the Closing Date other than a nominal number of shares (“Initial Shares”) issued to a seed capital investor in order to commence operations of the Acquiring Fund. The Initial Shares of the Acquiring Fund have been or will be redeemed by the Acquiring Fund prior to the Closing for the price for which they were issued, and any price paid for the Initial Shares shall at all times have been held by the Acquiring Fund in a non-interest bearing account.

4.2(h)
Prior to the Effective Time, the Acquiring Fund will have no assets (other than any seed capital invested by North Square Investments and/or its affiliates) and no liabilities. The Acquiring Fund has not commenced investment operations and will not commence investment operations until after the Effective Time.

4.2(i)
The Acquiring Fund will meet the requirements of Subchapter M of the Code for qualification as a regulated investment company, will elect to be treated as such, and will compute its federal income tax under Section 852 of the Code for the period beginning on the Closing Date. After the Closing, the Acquiring Fund will be a fund that is treated as a separate corporation under Section 851(g) of the Code.

4.2(j)
The execution, delivery and performance of this Agreement will have been duly authorized prior to the date hereof by all necessary action on the part of the Board of Trustees of the North Square Trust, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

4.2(k)
The Acquiring Fund Shares to be issued and delivered to the respective Target Fund, for the account of the applicable Target Fund Shareholders, pursuant to the terms of this Agreement, will at the Effective Time have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, will be fully paid and non-assessable by the North Square Trust and will have been issued in every jurisdiction in compliance in all material respects with applicable registration requirements and applicable securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquiring Fund, nor is there outstanding any security convertible into any of the Acquiring Fund’s shares.

4.2(l)
The information to be furnished by the Acquiring Fund for use in the registration statements, proxy materials and other documents filed or to be filed with any Federal, state or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities laws and other laws and regulations thereunder applicable thereto.

4.2(m)
The N-14 (as defined in paragraph 5.6), insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, will, at the effective date of the N-14: (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading on the effective date of the Registration Statement, at the Effective Time, and at the time of the shareholder meeting, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (m) shall not apply to statements in or omissions from the N-14 made in reliance upon and in conformity with information that was furnished by the Target Fund for use therein.

5.	COVENANTS AND AGREEMENTS

5.1
Conduct of Business. Each Acquiring Fund and each Target Fund will operate its business in the ordinary course consistent with prior practice between the date hereof and the Effective Time, it being understood that such ordinary course of business with respect to an Target Fund will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable, and with respect to an Acquiring Fund will include the redemption of the Initial Shares.

5.2
No Distribution of Acquiring Fund Shares. Each Target Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.3
Information. Each Target Fund will assist the corresponding Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund Shares of that Target Fund.

5.4
Other Necessary Action. Subject to the provisions of this Agreement, the Acquiring Funds and the Target Funds will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.5
Shareholder Meeting. IMST will call a meeting of shareholders of each Target Fund to consider and act upon this Agreement and to take such other action under applicable federal and state law to obtain approval of the transactions contemplated herein. Upon the mutual agreement of IMST and the North Square Trust, the shareholder meeting may be adjourned and/or postponed to allow for solicitation of additional votes in favor of approval of the Agreement or any transactions contemplated by this Agreement, including one or more Reorganizations.

5.6
N-14. The Target Funds will provide the Acquiring Funds with information regarding the Target Funds, and the Acquiring Funds will provide the Target Funds with information regarding the Acquiring Funds, reasonably necessary for the preparation of the Combined Proxy Statement and Prospectus on Form N-14 (the “N-14”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Target Funds to consider approval of this Agreement and the transactions contemplated herein and the associated registration of shares of the Acquiring Funds. The North Square Trust will prepare and file the N-14 with the Commission after the Board of Trustees of IMST have approved this Agreement and the transactions contemplated herein. As soon as reasonably practicable, the Acquiring Funds shall notify the Target Funds and the Target Funds shall notify the Acquiring Funds of any information that may, from the effective date of the N-14 through the date of the meeting of the shareholders of the Target Funds, cause the N-14 to contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

5.7
Filing of Registration Statement by North Square Trust. The North Square Trust will have filed an amendment to its registration statement for open-end management investment companies on Form N-1A for the purpose of registering the Acquiring Funds under the 1940 Act.

5.8
Liquidating Distribution. As soon as is reasonably practicable after the Closing of each Reorganization, the applicable Target Fund will make a liquidating distribution to its shareholders consisting of the corresponding Acquiring Fund Shares received at the Closing.

5.9
Commercially Reasonable Efforts. The Acquiring Funds and the Target Funds shall each use their commercially reasonable efforts to fulfill or obtain the fulfillment of the conditions precedent set forth in Article 6 to effect the transactions contemplated by this Agreement as promptly as reasonably practicable.

5.10
Other Instruments. IMST, on behalf of the Target Funds, and the North Square Trust, on behalf of the Acquiring Funds, each covenants that it will, from time to time, as and when reasonably requested by the other party, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the other party may reasonably deem necessary or desirable in order to vest in and confirm: (a) IMST’s, on behalf of the Target Funds, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) the North Square Trust’s, on behalf of the Acquiring Funds, title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.11
Regulatory Approvals. Each Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and applicable state blue sky or securities laws it deems appropriate to commence the Acquiring Fund’s investment operations after the Effective Time.

6.	CONDITIONS PRECEDENT

6.1
Conditions Precedent to Obligations of the Target Funds. The obligations of IMST, on behalf of the Target Funds, to consummate the transactions provided for herein shall be subject, at IMST’s election, to the following conditions:

6.1(a)
All representations and warranties of the Acquiring Funds contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

6.1(b)
The North Square Trust shall have delivered to the Target Funds a certificate executed in the name of North Square Trust by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to IMST , and dated as of the Effective Time, to the effect that the representations and warranties of the North Square Trust, on behalf of each of the Acquiring Funds, made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as IMST shall reasonably request.

6.1(c)
The Acquiring Funds shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Funds, on or before the Effective Time.

6.1(d)
The Target Funds and the Acquiring Funds shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

6.1(e)	The North Square Trust, on behalf of each Acquiring Fund, shall have executed and delivered to IMST the Assumption of Liabilities in accordance with paragraph 1.3 hereof.

6.1(f)
IMST , on behalf of the Target Funds, shall have received on the Closing Date the opinion of Seward & Kissel LLP, counsel to the North Square Trust (which may reasonably rely as to matters governed by the laws of the State of Delaware on an opinion of Delaware counsel) (each such opinion may reasonably rely on certificates of officers or Trustees of the North Square Trust) dated as of the Closing Date, covering the following points:

6.1.(f)(i)
The North Square Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of the Acquiring Funds’ properties and assets and to carry on its business, including that of each Acquiring Fund, as a registered investment company, and each Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted;

6.1.(f)(ii)
The Agreement has been duly authorized, executed and delivered by the North Square Trust on behalf of each Acquiring Fund and, assuming due authorization, execution and delivery of the Agreement by IMST , is a valid and binding obligation of the North Square Trust on behalf of each Acquiring Fund enforceable against the North Square Trust in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles;

6.1.(f)(iii)
The Acquiring Fund Shares to be issued to the Target Fund Shareholders as provided by this Agreement are duly authorized, upon such delivery will be validly issued and outstanding, and will be fully paid and non-assessable by the North Square Trust, and no shareholder of an Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof;

6.1.(f)(iv)
The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a material violation of the North Square Trust’s Declaration of Trust or By-Laws or any provision of any agreement (known to such counsel) to which the North Square Trust is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the North Square Trust is a party or by which it is bound;

6.1.(f)(v)
To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority under U.S. federal law or the Delaware Statutory Trust Act, is required to be obtained by the North Square Trust in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act (it being understood that counsel has made no independent investigation or analysis with respect to state securities laws and is not opining on such laws); and

6.1.(f)(vi)
The North Square Trust is a registered investment company classified as a management company of the open-end type with respect to each series of shares it offers, including those of each Acquiring Fund, under the 1940 Act; its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and each Acquiring Fund is a separate series of the North Square Trust duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-Laws of the North Square Trust and applicable law.

6.2
Conditions Precedent to Obligations of the Acquiring Funds. The obligations of the North Square Trust, on behalf of the Acquiring Funds, to complete the transactions provided for herein shall be subject, at the North Square Trust’s election, to the following conditions:

6.2(a)
All representations and warranties of the Target Funds contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

6.2(b)
IMST shall have delivered to the Acquiring Funds (i) a statement of each Target Fund’s Assets and Liabilities, as of the Effective Time, which is prepared in accordance with GAAP and certified by the Treasurer of IMST in form and substance satisfactory to the North Square Trust and each Acquiring Fund, and (ii) the Statement of Claims and Liabilities.

6.2(c)
IMST shall have delivered to the Acquiring Funds a certificate executed in the name of IMST by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Funds and dated as of the Effective Time, to the effect that the representations and warranties of the Target Funds, made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the North Square Trust shall reasonably request.

6.2(d)
The Target Funds shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Target Funds, on or before the Effective Time.

6.2(e)
The Target Funds and the Acquiring Funds shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

6.2(f)
IMST shall have duly executed and delivered to the North Square Trust such bills of sale, assignments, certificates and other instruments of transfer as may be necessary or desirable to transfer all right, title and interest of each Target Fund in and to the Assets.

6.2(g)
The North Square Trust, on behalf of the Acquiring Funds, shall have received on the Closing Date the opinion of Morgan, Lewis & Bockius LLP, counsel to IMST (or local Delaware counsel with respect to matters governed by the laws of the State of Delaware) (each such opinion may reasonably rely on certificates of officers or Trustees of IMST ) dated as of the Closing Date, covering the following points:

6.2(g)(i)
IMST is a statutory trust, validly existing and in good standing under the laws of the State of Delaware and has the power to enter into the Agreement and the power to own all of the Target Funds’ properties and assets, as set forth in the Target Funds' Schedules of Investments at and for the fiscal year ended October 31, 2019, and to carry on its business, including that of the Target Funds, as presently conducted;

6.2(g)(ii)
The Agreement has been duly authorized, executed and delivered by IMST, on behalf of the Target Funds, and, assuming due authorization, execution and delivery of the Agreement by the North Square Trust, on behalf of the Acquiring Funds, is a valid and binding obligation of IMST, on behalf of the Target Funds, enforceable against IMST in accordance with its terms;

6.2(g)(iii)
The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a material violation of IMST’s Declaration of Trust or its By-Laws;

6.2(g)(iv)
To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority under U.S. federal law or the Delaware Statutory Trust Act is required to be obtained by IMST in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act (it being understood that counsel has made no independent investigation or analysis with respect to state securities laws and is not opining on such laws);

6.2(g)(v)
IMST is a registered investment company classified as a management company of the open-end type with respect to each series of shares it offers, including those of the Target Funds, under the 1940 Act and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and

6.2(g)(vi)	The outstanding shares of the Target Funds are registered under the 1933 Act, and such registration is in full force and effect.

6.3
Other Conditions Precedent. If any of the conditions set forth in this paragraph 6.3 have not been satisfied on or before the Effective Time, IMST , on behalf of the Target Funds or the North Square Trust, on behalf of the Acquiring Funds, shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

6.3(a)
The Agreement and the transactions contemplated herein shall have been approved by: (i) the Board of Trustees of IMST and the Board of Trustees of the North Square Trust; and (ii) the requisite vote of shareholders of each Target Fund in accordance with Delaware law and other applicable law and the provisions of Existing Fund’s Amended and Restated Agreement and Declaration of Trust, and certified copies of the resolutions evidencing such approvals shall have been delivered to the North Square Trust, on behalf of each Acquiring Fund. The Board of Trustees of IMST and the Board of Trustees of the North Square Trust, including a majority of the trustees of each Board who are not “interested persons” as that term is defined in the 1940 Act (“Independent Trustees”), shall have determined that participation in the Reorganization is in the best interests of each Target Fund and Acquiring Fund, respectively, and that the interests of the existing shareholders of each Target Fund and Acquiring Fund, respectively, will not be diluted as a result of the Reorganization.

6.3(b)
At the Effective Time, no action, suit or other proceeding shall be pending or, to the knowledge of IMST or the North Square Trust, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

6.3(c)
All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the parties to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Funds or the Target Funds, provided that either party hereto may for itself waive any of such conditions.

6.3(d)
The N-14 shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

6.3(e)	The amendment to the registration statement on Form N-1A with regard to the Acquiring Funds shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the North Square Trust, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

6.3(f)
With respect to each Reorganization, IMST and the North Square Trust shall have received an opinion of Seward & Kissel LLP dated as of the Closing Date and addressed to the Acquiring Fund and the Target Fund, in a form reasonably satisfactory to the Acquiring Fund and the Target Fund, as to federal income tax matters substantially to the effect that, based on the facts, representations, assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

6.3(f)(i)
The transfer by the Target Fund of all of its assets to the corresponding Acquiring Fund in exchange solely for the assumption of all the Target Fund’s liabilities and Acquiring Fund Shares, and the distribution of such shares to the Target Fund Shareholders, as provided in this Agreement, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

6.3(f)(ii)
No gain or loss will be recognized by the Target Fund as a result of such transactions except with respect to certain contracts described in Section 1256(b) of the Code and stock in passive foreign investment companies, as defined in Section 1297(a) of the Code;

6.3(f)(iii)	No gain or loss will be recognized by the Acquiring Fund as a result of such transactions;

6.3(f)(iv)	No gain or loss will be recognized by the shareholders of the Target Fund upon the distribution to them by the North Square Trust of the Acquiring Fund Shares in exchange for their Target Fund Shares;

6.3(f)(v)
The aggregate tax basis of the Acquiring Fund Shares received by each shareholder of the Target Fund will be the same as the aggregate tax basis of the shareholder's Target Fund Shares of the Target Fund immediately prior to such transactions;

6.3(f)(vi)	The basis of each of the Target Fund Assets received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately prior to such transactions;

6.3(f)(vii)
A shareholder's holding period for the Acquiring Fund Shares will be determined by including the period for which the shareholder held the Target Fund Shares exchanged therefor, provided that the shareholder held such Target Fund Shares as a capital asset;

6.3(f)(viii)
The holding period of the Acquiring Fund with respect to each Target Fund Asset will include the period for which such Target Fund Asset was held by the Target Fund, provided that the Target Fund held such Target Fund Asset as a capital asset;

6.3(f)(ix)	The taxable year of the Target Fund will not end as a result of the Reorganization; and

6.3(f)(x)
The Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

No opinion will be expressed as to the effect of the Reorganizations on any Target Fund or Acquiring Fund shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

Such opinion shall be based on customary assumptions, limitations and such representations as Seward & Kissel LLP may reasonably request, and the Target Funds and Acquiring Funds will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither party may waive the condition set forth in this paragraph 6.3(d).

6.4	UMB Bank shall have delivered such certificates or other documents as set forth in paragraph 3.2.

6.5
The Transfer Agent shall have delivered a certificate of its authorized officer as set forth in paragraph 3.3 and each Acquiring Fund shall have issued and delivered, or cause its transfer agent to have issued and delivered a confirmation as set forth in paragraph 3.3.

6.6	The Acquiring Funds shall have issued and delivered to the Secretary of the Target Funds the confirmation as set forth in paragraph 3.3.

6.7
All conditions to NSI’s obligations, as set forth in Section 7 of the Fund Adoption Agreement entered into by and between North Square Investments and ARI (the “Fund Adoption Agreement”) shall be satisfied unless waived by North Square Investments in writing.

6.8	All conditions to ARI’s obligations, as set forth in Section 8 of the Fund Adoption Agreement, shall be satisfied unless waived by ARI in writing.

7.	INDEMNIFICATION

7.1
Indemnification by the Acquiring Funds. The North Square Trust, solely out of each respective Acquiring Fund’s assets and property, agrees to indemnify and hold harmless the corresponding Target Fund, and its trustees, officers, employees and agents (together, the “Target Fund Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Target Fund Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on: (a) any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquiring Fund or the Acquiring Fund’s trustees, officers, employees or agents prior to the Closing Date, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any grossly negligent, intentional or fraudulent act, omission or error of the Target Fund or its respective trustees, officers, employees or agents.

7.2
Indemnification by the Target Funds. IMST, solely out of each respective Target Fund’s assets and property, agrees to indemnify and hold harmless the corresponding Acquiring Fund, and its trustees, officers, employees and agents (together, the “Acquiring Fund Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on: (a) any breach by the Target Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Target Fund or the Target Fund’s trustees, officers, employees or agents prior to the Closing Date, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any grossly negligent, intentional or fraudulent act, omission or error of the Acquiring Fund or its respective trustees, officers, employees or agents.

7.3
Liability of IMST. The parties understand and agree that the obligations of any of the Target Funds under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of IMST personally, but bind only the subject Target Fund’s property, as provided in the Amended and Restated Agreement and Declaration of Trust of IMST. The execution and delivery of this Agreement have been authorized by the Board of Trustees of IMST on behalf of the Target Funds and signed by authorized officers of IMST. Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Target Funds as provided in IMST’s Amended and Restated Agreement and Declaration of Trust. Moreover, no series of IMST other than the subject Target Fund shall be responsible for the obligations of IMST hereunder, and all persons shall look only to the assets of such subject Target Fund to satisfy the obligations of any such Target Fund hereunder.

7.4
Liability of the North Square Trust. The parties understand and agree that the obligations of any of the Acquiring Funds under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of the North Square Trust personally, but bind only the subject Acquiring Fund’s property, as provided in the Declaration of Trust of the North Square Trust. The execution and delivery of this Agreement have been authorized by the Board of Trustees of the North Square Trust on behalf of the Acquiring Funds and signed by authorized officers of the North Square Trust. Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquiring Funds as provided in the North Square Trust’s Declaration of Trust. Moreover, no series of the North Square Trust other than the subject Acquiring Fund shall be responsible for the obligations of the North Square Trust hereunder, and all persons shall look only to the assets of such subject Acquiring Fund to satisfy the obligations of any such Acquiring Fund hereunder.

8.	BROKERAGE FEES AND EXPENSES

8.1
No Broker or Finder Fees. The Acquiring Funds and the Target Funds represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

8.2
Expenses of Reorganizations. NSI and ARI agree that none of the costs and expenses incurred in connection with the Reorganizations, whether or not the Reorganizations are consummated, will be borne by IMST on behalf of the Target Funds or the North Square Trust on behalf of the Acquiring Funds, and that such costs and expenses will be borne by NSI and ARI. Specifically, legal and accounting fees and expenses and other expenses relating to meetings of the Board of Trustees of IMST, and to the Board’s review and consideration of the Reorganizations and related matters, shall be borne by ARI. Legal and accounting fees and expenses and other expenses relating to meetings of the Board of Trustees of the North Square Trust, and to the Board’s review and consideration of the Reorganizations and related matters, shall be borne by NSI. Other expenses of the Funds relating to the Reorganizations shall be borne by NSI and ARI as provided for in the Fund Adoption Agreement. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in a failure by either an Target Fund or an Acquiring Fund to qualify for treatment as a regulated investment company within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a reorganization within the meaning of Section 368(a) of the Code or otherwise result in the imposition of tax on either an Target Fund or an Acquiring Fund or on any of their respective shareholders.

Costs and expenses incurred in connection with the Reorganizations include, without limitation, (1) costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing and filing the N-14, and printing and distributing the Acquiring Funds’ prospectus and the Target Funds’ proxy materials; (2) legal and accounting fees, including fees of the counsel to IMST and its Independent Trustees; (3) transfer agent and custodian conversion costs; (4) transfer taxes for foreign securities; (5) proxy solicitation costs; (6) expenses of holding the shareholders meeting (including any adjournments thereof); and (7) expenses of liquidating the Target Funds.

At the Closing, ARI and NSI shall pay the estimated costs and expenses incurred in connection with the Reorganizations to be paid by them pursuant to this paragraph, and any remaining balance shall be paid by NSI and ARI within thirty (30) days after the Closing.

9.	AMENDMENTS AND TERMINATION

9.1
Amendments. Notwithstanding anything herein to the contrary, this Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of either party, on behalf of either an Target Fund or an Acquiring Fund, respectively; provided, however, that following a meeting of the shareholders of an Target Fund pursuant to paragraph 5.5 of this Agreement, no such amendment may have the effect of changing any provision to the detriment of such shareholders without their further approval.

9.2
Termination. Notwithstanding anything herein to the contrary, this Agreement may be terminated with respect to one or more Reorganizations by the mutual agreement of IMST and the North Square Trust prior to the Closing Date. In addition, IMST or the North Square Trust may at its option terminate this Agreement with respect to one or more Reorganizations at or prior to the Closing Date because:

9.2(a)
Of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date, if not cured within thirty (30) days or, in the sole discretion of the non-breaching party’s Board of Trustees, prior to the Closing Date;

9.2(b)	A condition herein that is precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met as of the Closing Date;

9.2(c)	The Fund Adoption Agreement has been terminated by either NSI or ARI in accordance with the terms thereof;

9.2(d)
Any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this subparagraph (d) shall have used its commercially reasonable efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied; or

9.2(e)
The Board of Trustees of IMST or the Board of Trustees of the North Square Trust has resolved to terminate this Agreement after determining in good faith that circumstances have developed that would make proceeding with a Reorganization inadvisable and has given notice to the other party.

10.	NOTICES
Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed as follows:

If to IMST:
Investment Managers Series Trust
235 W. Galena Street
Milwaukee, Wisconsin 53212
Attention: Joy Ausili

With copies (which shall not constitute notice) to:
Morgan, Lewis & Bockius LLP
600 Anton Boulevard, Suite 1800
Costa Mesa, California 92626
Attention: Laurie Dee, Esq.
If to the North Square Trust:
North Square Investments Trust
10 South LaSalle Street, Suite 1925,
Chicago, Illinois 60603
Attention: Mark Goodwin, Chief Executive Officer

With copies (which shall not constitute notice) to:
Seward & Kissel LLP
901 K Street N.W.
Washington, DC 20001
Attention: Robert M. Kurucza, Esq.

11.	MISCELLANEOUS

11.1
Entire Agreement. The parties agree that neither party has made any representation, warranty or covenant not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

11.2
Survival. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith, and the obligations with respect to indemnification of the Target Funds and Acquiring Funds contained in paragraphs 7.1 and 7.2, shall survive the Closing.

11.3	Headings. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

11.4	Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

11.5
Assignment. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

11.6	Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all taken together shall constitute one agreement.

12.	CONFIDENTIALITY
Each Fund agrees to treat confidentially and as proprietary information of the other Funds all records and other information, including any information relating to portfolio holdings, of such other Funds and not to use such records and information for any purpose other than the performance of its duties under this Agreement; provided, however, that after prior notification of and written approval by another Fund (which approval shall not be withheld if the disclosing Fund would be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities having proper jurisdiction, and which approval shall not be withheld unreasonably in any other circumstance), a Fund may disclose such records and/or information as so approved.
***Signature Page Follows***
IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

NORTH SQUARE INVESTMENTS TRUST on behalf of the Acquiring Funds listed on Schedule A	INVESTMENT MANAGERS SERIES TRUST on behalf of the Target Funds listed on Schedule A

By: ______________________________________	By: ______________________________________
Name:____________________________________	Name:____________________________________
Title:_____________________________________	Title:_____________________________________

NORTH SQUARE INVESTMENTS, LLC (Solely for purposes of Paragraphs 1.8 and 8.2)	ADVISORY RESEARCH, INC. (Solely for purposes of Paragraphs 1.8 and 8.2)

By: ______________________________________	By: ______________________________________
Name:____________________________________	Name:____________________________________
Title:_____________________________________	Title:_____________________________________

SCHEDULE A

THE TARGET FUNDS (each Target Fund is a series of Investment Managers Series Trust)	THE ACQUIRING FUNDS (each Acquiring Fund is a series of North Square Investments Trust)
Advisory Research Strategic Income Fund	North Square Strategic Income Fund
Advisory Research All Cap Value Fund	North Square Advisory Research All Cap Value Fund

APPENDIX C - FINANCIAL HIGHLIGHTS OF THE TARGET FUNDS
The Acquiring Funds will adopt the financial statements of the Target Funds, the accounting survivors of the Reorganizations. The audited and unaudited financials of the Target Funds are included in the Target Fund Annual Report and Target Fund Semi-Annual Report, respectively, which are incorporated herein by reference.

C-1

APPENDIX D - OWNERSHIP OF SHARES OF THE TARGET FUNDS
Only shareholders of record of a Target Fund at the close of business on the Record Date are entitled to notice of and to vote at the Special Meeting and at any postponement or adjournment thereof. Shareholders of each Target Fund on the Record Date are entitled to one vote for each share that they hold in the Target Fund, with holders of fractional shares entitled to a proportional fractional vote. As of the Record Date, the Target Funds had the following number of shares issued and outstanding:

Shares Issued & Outstanding as of the Record Date
Advisory Research Strategic Income Fund	1,114,910
Advisory Research All Cap Value Fund	805,655

As of the Record Date, the Target Funds’ shareholders of record and/or beneficial owners who owned 5% or more of each Target Fund’s shares are set forth below:
Advisory Research Strategic Income Fund

Name and Address	Jurisdiction	% of Shares	Type of Ownership
Pershing, LLC 1 Pershing Plaza Jersey City, New Jersey, 07399	New Jersey	65.39%	Record
Charles Schwab & Co. Inc. Attn: Mutual Funds San Francisco, CA 94104	NA	19.87%	Record
JP Morgan Securities LLC Omnibus Account for the Exclusive Benefit of Customers 4 Chase Metrotech Center Brooklyn, NY 11245	NA	14.06%	Record
As of the Record Date, the Officers and Trustees of IMST, as a group, owned less than 1% any of the outstanding shares of the Target Fund.
Advisory Research All Cap Value Fund

Name and Address	Jurisdiction	% of Shares	Type of Ownership
Charles Schwab & Co. Inc. Attn: Mutual Funds San Francisco, CA 94104	California	70.30%	Record
Pershing, LLC 1 Pershing Plaza Jersey City, New Jersey, 07399	NA	11.71%	Record
UBS WM USA 1000 Harbor Blvd Weehawken, NJ 07086	NA	10.87%	Record
As of the Record Date, the Officers and Trustees of IMST, as a group, owned less than 1% any of the outstanding shares of the Target Fund.

D-1

APPENDIX E - SHAREHODER INFORMATION ABUT THE ACQUIRING FUNDS
YOUR ACCOUNT WITH THE FUND
Share Price
The offering price of each class of a Fund’s shares is the net asset value per share (“NAV”) of that class (plus any sales charges, as applicable). Each Fund’s NAVs are calculated as of 4:00 p.m. Eastern Time, the normal close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading. If for example, the NYSE closes at 1:00 p.m. New York time, the Fund’s NAVs would still be determined as of 4:00 p.m. New York time. In this example, portfolio securities traded on the NYSE would be valued at their closing prices unless a “fair value” adjustment is determined to be appropriate due to subsequent events. The NAV for each class is determined by dividing the value of each Fund’s portfolio securities, cash and other assets (including accrued interest) allocable to such class, less all liabilities (including accrued expenses) allocable to such class, by the total number of outstanding shares of such class. A Fund’s NAVs may be calculated earlier if trading on the NYSE is restricted or if permitted by the SEC. The NYSE is closed on weekends and most U.S. national holidays. However, foreign securities listed primarily on non-U.S. markets may trade on weekends or other days on which the Funds do not value their shares, which may significantly affect the Funds’ NAVs on days when you are not able to buy or sell Fund shares.
The Funds’ securities generally are valued at market price. Securities are valued at fair value when market quotations are not readily available. The Board has adopted procedures to be followed when a Fund must utilize fair value pricing, including when reliable market quotations are not readily available, when the Fund’s pricing service does not provide a valuation (or provides a valuation that, in the judgment of the North Square Investments, LLC (“NSI” or “Adviser”), does not represent the security’s fair value), or when, in the judgment of the Adviser, events have rendered the market value unreliable (see, for example, the discussion of fair value pricing of foreign securities in the paragraph below). Valuing securities at fair value involves reliance on the judgment of the Adviser and the Board of Trustees of North Square Investments Trust (the “Board of the Trust”) (or a committee thereof), and may result in a different price being used in the calculation of a Fund’s NAVs from quoted or published prices for the same securities. Fair value determinations are made in good faith in accordance with procedures adopted by the Board. There can be no assurance that a Fund will obtain the fair value assigned to a security if it sells the security.
In certain circumstances, the Funds employ fair value pricing to ensure greater accuracy in determining daily NAVs and to prevent dilution by frequent traders or market timers who seek to exploit temporary market anomalies. Fair value pricing may be applied to foreign securities held by the Fund upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the NYSE when the Funds’ NAVs are determined. If the event may result in a material adjustment to the price of a Fund’s foreign securities once non-U.S. markets open on the following business day (such as, for example, a significant surge or decline in the U.S. market), the Fund may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate each Fund’s NAVs.
Other types of portfolio securities that each Fund may fair value include, but are not limited to: (1) investments that are classified as illiquid or traded infrequently, which may include “restricted” securities and private placements for which there is no public market; (2) investments for which, in the judgment of the Adviser, the market price is stale; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) fixed income securities for which there is no current market value quotation. The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.
Purchase of Shares
To purchase shares of a Fund, you must invest at least the minimum amount indicated in the following table.

Minimum Investments	To Open Your Account	To Add to Your Account
Direct Regular Accounts	$1,000,000	None
Direct Retirement Accounts	$1,000,000	None
Automatic Investment Plan	$1,000,000	None
Gift Account for Minors	$1,000,000	None
Shares of the Funds may be purchased by check, by wire transfer of funds via a bank or through an approved financial intermediary (i.e., a supermarket, investment adviser, financial planner or consultant, broker, dealer or other investment professional and their agents) authorized by the Fund to receive purchase orders. Financial intermediaries may provide varying arrangements for their clients to purchase and redeem shares, which may include different sales charges as described in this Prospectus, additional fees and different investment minimums. In addition, from time to time, a financial intermediary may modify or waive the initial and subsequent investment minimums. You should review these arrangements with your financial intermediary.
You may make an initial investment in an amount greater than the minimum amounts shown in the preceding table and each Fund may, from time to time, reduce or waive the minimum initial investment amounts. The minimum initial investment amount is automatically waived for Fund shares purchased by the Board of the Trust and current or retired directors and employees of the Adviser and its affiliates.
To the extent allowed by applicable law, each Fund reserves the right to discontinue offering shares at any time or to cease operating entirely.

In-Kind Purchases and Redemptions
Each Fund reserves the right to accept payment for shares in the form of securities that are permissible investments for the Fund. Each Fund also reserves the right to pay redemptions by an “in-kind” distribution of portfolio securities (instead of cash) from the Fund. In-kind purchases and redemptions are taxable events and may result in the recognition of gain or loss for federal income tax purposes. See the SAI for further information about the terms of these purchases and redemptions.
Additional Investments
Additional subscriptions in a Fund generally may be made by investing at least the minimum amount shown in the table above. Exceptions may be made at a Fund’s discretion. You may purchase additional shares of a Fund by sending a check together with the Invest by Mail form from your most recent confirmation statement to the Fund at the applicable address listed in the table below. Please ensure that you include your account number on the check. If you do not have the Invest by Mail form from your confirmation statement, list your name, address and account number on a separate sheet of paper and include it with your check. You may also make additional investments in a Fund by wire transfer of funds or through an approved financial intermediary. The minimum additional investment amount is automatically waived for shares purchased by the Board of the Trust and current or retired directors and employees of the Adviser and its affiliates. Please follow the procedures described in this Prospectus.
Dividend Reinvestment
You may reinvest dividends and capital gains distributions in shares of a Fund. Such shares are acquired at NAV (without a sales charge) on the applicable payable date of the dividend or capital gain distribution. Unless you instruct otherwise, dividends and distributions on Fund shares are automatically reinvested in shares of the same class of the Fund paying the dividend or distribution. This instruction may be made by writing to the Transfer Agent or by telephone by calling 1-855-551-5521 at least five calendar days prior to the record date of the next distribution. You may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain distributions be paid in cash or be reinvested in a Fund at the next determined NAV. If you elect to receive dividends and/or capital gain distributions in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months or more, each Fund reserves the right to reinvest the distribution check in your account at the Fund’s current NAV and to reinvest all subsequent distributions.
Customer Identification Information
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will be asked for your name, date of birth (for a natural person), your residential address or principal place of business, and mailing address, if different, as well as your Social Security Number or Taxpayer Identification Number. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Additional information is required for corporations, partnerships and other entities. Applications without such information will not be considered in good order. Each Fund reserves the right to deny any application if the application is not in good order.
This Prospectus should not be considered a solicitation to purchase or as an offer to sell shares of the Funds in any jurisdiction where it would be unlawful to do so under the laws of that jurisdiction. Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.
Timing and Nature of Requests
The purchase price you will pay for a Fund’s shares will be the next NAV (plus any sales charge, as applicable) calculated after the Transfer Agent or your authorized financial intermediary receives your request in good order. “Good order” means that your purchase request includes: (1) the name of the Fund and share class to be purchased, (2) the dollar amount of shares to be purchased, (3) your purchase application or investment stub, and (4) a check payable to North Square Funds. All requests received in good order before 4:00 p.m. (Eastern Time) on any business day will be processed on that same day. Requests received at or after 4:00 p.m. (Eastern Time) will be transacted at the next business day’s NAV (plus any sales charge, if applicable). All purchases must be made in U.S. Dollars and drawn on U.S. financial institutions.

Methods of Buying

Through a broker- dealer or other financial intermediary
Each Fund is offered through certain approved financial intermediaries (and their agents). Each Fund is also offered directly. A purchase order placed with a financial intermediary or its authorized agent is treated as if such order were placed directly with a Fund, and will be deemed to have been received by the Fund when the financial intermediary or its authorized agent receives the order and executed at the next NAV (plus any sales charge, as applicable) calculated by the Funds. Your financial intermediary will hold your shares in a pooled account in its (or its agent’s) name. The Fund may pay your financial intermediary (or its agent) to maintain your individual ownership information, maintain required records, and provide other shareholder services. A financial intermediary which offers shares may require payment of additional fees from its individual clients which may be in addition to those described in this Prospectus. If you invest through your financial intermediary, its policies and fees may be different than those described in this Prospectus. For example, the financial intermediary may charge transaction fees or set different minimum investments. Your financial intermediary is responsible for processing your order correctly and promptly, keeping you advised of the status of your account, confirming your transactions and ensuring that you receive copies of the Funds’ Prospectus. Please contact your financial intermediary to determine whether it is an approved financial intermediary of the Fund or for additional information.

By mail
All checks must be made in U.S. Dollars and drawn on U.S. financial institutions. A Fund will not accept payment in cash or money orders. A Fund does not accept post-dated checks or any conditional order or payment. To prevent check fraud, a Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.

To buy shares directly from a Fund by mail, complete an account application and send it together with your check for the amount you wish to invest to the Fund at the address indicated below. To make additional investments once you have opened your account, write your account number on the check and send it to the Fund together with the Invest by Mail form from your most recent confirmation statement received from the Transfer Agent. If your check is returned for insufficient funds, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent. The Transfer Agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment that is returned.

	Regular Mail North Square Funds c/o U.S. Bank Global Fund Services P. O. Box 701 Milwaukee, WI 53201-0701	Overnight Delivery North Square Funds c/o U.S. Bank Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bank Global Fund Services’ post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Funds. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

By telephone
To make additional investments by telephone, you must authorize telephone purchases on your account application. If you have given authorization for telephone transactions and your account has been open for at least 15 days, call the Transfer Agent toll-free at 1-855-551-5521 and you will be allowed to move money in amounts of at least $100 from your bank account to the Fund’s account upon request. Only bank accounts held at U.S. institutions that are ACH members may be used for telephone transactions. If your order is placed before 4:00 p.m. (Eastern Time) on a business day shares will be purchased in your account at the NAV (plus any sales charge, as applicable) calculated on that day. Orders received at or after 4:00 p.m. (Eastern Time) will be transacted at the next business day’s NAV (plus any sales charge, if applicable). For security reasons, requests by telephone will be recorded.

By wire
To open an account by wire, a completed account application form must be received by the Fund before your wire can be accepted. You may mail or send by overnight delivery your account application form to the Transfer Agent. Upon receipt of your completed account application form, an account will be established for you. The account number assigned to you will be required as part of the wiring instruction that should be provided to your bank to send the wire. Your bank must include the name of the Fund, the account number, and your name so that monies can be correctly applied. Your bank should transmit monies by wire to:

U.S. Bank National Association 777 East Wisconsin Avenue Milwaukee, Wisconsin 53202 ABA No. 075000022 Credit: U.S. Bancorp Fund Services, LLC Account No. 112-952-137
For further credit to: “North Square [Fund Name and Share Class]” Your account number Name(s) of investor(s) Social Security Number or Taxpayer Identification Number

Before sending your wire, please contact the Transfer Agent at 1-855-551-5521 to notify it of your intention to wire funds. This will ensure prompt and accurate credit upon receipt of your wire. Your bank may charge a fee for its wiring service.

Wired funds must be received prior to 4:00 p.m. (Eastern Time) on a business day to be eligible for same day pricing. The Funds and U.S. Bank N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Selling (Redeeming) Fund Shares

Through a broker- dealer or other financial intermediary
If you purchased your shares through an approved financial intermediary, your redemption order must be placed through the same financial intermediary. The Funds will be deemed to have received a redemption order when a financial intermediary (or its authorized agent) receives the order. The financial intermediary must receive your redemption order prior to 4:00 p.m. (Eastern Time) on a business day for the redemption to be processed at the current day’s NAV. Orders received at or after 4:00 p.m. (Eastern Time) on a business day or on a day when the Fund does not value its shares will be transacted at the next business day’s NAV. Please keep in mind that your financial intermediary may charge additional fees for its services. In the event your approved financial intermediary is no longer available or in operation, you may place your redemption order directly with the Fund as described below.

By mail
You may redeem shares purchased directly from the Funds by mail. Send your written redemption request to North Square Funds at the address indicated below. Your request must be in good order and contain the Fund name, the name(s) on the account, your account number and the dollar amount or the number of shares to be redeemed. The redemption request must be signed by all shareholders listed on the account along with a signature guarantee (if applicable). Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions dated within 60 days, or trust documents indicating proper authorization).

	Regular Mail North Square Funds c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701	Overnight Delivery North Square Funds c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53201

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bank Global Fund Services’ post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Funds. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

By telephone
To redeem shares by telephone, call the Funds at 1-855-551-5521 and specify the amount of money you wish to redeem. You may have a check sent to the address of record, or, if previously established on your account, you may have proceeds sent by wire or electronic funds transfer through the ACH network directly to your bank account. Wire transfers are subject to a $20 fee paid by the shareholder and your bank may charge a fee to receive wired funds. Checks sent via overnight delivery are subject to a $25 charge. You do not incur any charge when proceeds are sent via the ACH network; however, credit may not be available for two to three business days.

If you are authorized to perform telephone transactions (either through your account application form or by subsequent arrangement in writing with a Fund), you may redeem shares worth up to $50,000, by instructing the Fund by phone at 1-855-551-5521. Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. Unless noted on the initial account application, a signature guarantee may be required of all shareholders in order to qualify for or to change telephone redemption privileges.

Note: Each Fund and all of its service providers will not be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine. To confirm that all telephone instructions are genuine, the caller must verify the following:

•
The Fund account number;
•
The name in which his or her account is registered;
•
The Social Security Number or Taxpayer Identification Number under which the account is registered; and
•
The address of the account holder, as stated in the account application form.

If you elect telephone privileges on the account application or in a letter to a Fund, you may be responsible for any fraudulent telephone orders as long as the Fund and/or its service providers have taken reasonable precautions to verify your identity. In addition, once you place a telephone transaction request, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).

During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact the Fund by telephone, you may also mail your request to the Fund at the address listed under “Methods of Buying.”

Signature Guarantee
Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (collectively, the “Medallion Programs”). A notary public is not an acceptable signature guarantor.
A signature guarantee, from either a Medallion Program member or a non-Medallion Program member, is required in the following situations:

•	If ownership is being changed on your account;

•	When redemption proceeds are payable or sent to any person, address or bank account not on record;

•	When a redemption is received by the Transfer Agent and the account address has changed within the last 15 calendar days; or

•	You wish to redeem more than $50,000 worth of shares.
In addition to the situations described above, each Fund and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.
Non financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.
Systematic Withdrawal Plan
You may request that a predetermined dollar amount be sent to you on a monthly or quarterly basis. Your account must maintain a value of at least $10,000 for you to be eligible to participate in the Systematic Withdrawal Plan (“SWP”). The minimum withdrawal amount is $100. If you elect to receive redemptions through the SWP, the Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account on record. You may request an application for the SWP by calling the Transfer Agent toll-free at 1‑855-551-5521. The Fund may modify or terminate the SWP at any time. You may terminate your participation in the SWP by calling the Transfer Agent at least five calendar days before the next withdrawal.
Automatic Investment Plan
Once your account has been opened with the initial minimum investment, you may make additional purchases of Investor Class shares at regular intervals through the Automatic Investment Plan (“AIP”). The AIP provides a convenient method to have monies deducted from your bank account, for investment into the Fund, on a monthly or quarterly basis. In order to participate in the AIP, each purchase must be in the amount of $100 or more and your financial institution must be a member of the ACH network. If your bank rejects your payment, the Transfer Agent will charge a $25 fee to your account. To begin participating in the AIP, please complete the Automatic Investment Plan section on the account application or call the Transfer Agent at 1-855-551-5521, if you have questions about the AIP. Any request to change or terminate your AIP should be submitted to the Transfer Agent at least five calendar days prior to the automatic investment date.
Payment of Redemption Proceeds
You may redeem shares of a Fund at a price equal to the NAV next determined after the Transfer Agent and/or authorized agent receives your redemption request in good order. Generally, your redemption request cannot be processed on days the NYSE is closed. Redemption proceeds for requests received in good order by the Transfer Agent and/or authorized agent before the close of the regular trading session of the NYSE (generally 4:00 p.m. Eastern Time) will usually be sent on the following business day to the address of record or the bank you indicate or wired using the wire instructions on record. Payment of redemption proceeds may take longer than typically expected, but will be sent within seven calendar days after the Fund receives your redemption request, except as specified below.
If you purchase shares using a check or electronic funds transfer through the ACH network and request a redemption before the purchase amount has cleared, a Fund may postpone payment of your redemption proceeds up to 15 calendar days while the Fund waits for the purchase amount to clear. Furthermore, a Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists affecting the sale of the Fund’s securities or making such sale or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (3) for such other periods as the SEC may permit for the protection of the Fund’s shareholders.
Other Redemption Information
Shareholders who hold shares of the Funds through an IRA or other retirement plan, must indicate on their written redemption requests whether to withhold federal income tax. Redemption requests failing to indicate an election not to have taxes withheld will generally be subject to a 10% federal income tax withholding. Shares held in IRA and other retirement accounts may be redeemed by telephone at 1-855-551-5521. Investors will be asked whether or not to withhold taxes from any distribution. In addition, if you are a resident of certain states, state income tax also applies to non-Roth IRA distributions when federal withholding applies. Please consult with your tax professional.
Each Fund generally pays sale (redemption) proceeds in cash. The Funds typically expect to satisfy redemption requests by selling portfolio assets or by using holdings of cash or cash equivalents. On a less regular basis, the Fund may also satisfy redemption requests by drawing on a line of credit. These methods may be used during both normal and stressed market conditions. Under unusual conditions, a Fund may pay all or part of a shareholder’s redemption proceeds in portfolio securities with a market value equal to the redemption price (redemption in-kind) in lieu of cash in order to protect the interests of the Fund’s remaining shareholders. A Fund may redeem shares in-kind during both normal and stressed market conditions. If a Fund redeems your shares in kind, you will bear any market risks associated with investment in these securities, and you will be responsible for the costs (including brokerage charges) of converting the securities to cash.
Each Fund may redeem all of the shares held in your account if your balance falls below the Fund’s minimum initial investment amount due to your redemption activity. In these circumstances, the Fund will notify you in writing and request that you increase your balance above the minimum initial investment amount within 30 days of the date of the notice. If, within 30 days of the Fund’s written request, you have not increased your account balance, your shares will be automatically redeemed at the current NAV. The Fund will not require that your shares be redeemed if the value of your account drops below the investment minimum due to fluctuations of the Fund’s NAV.
Cost Basis Information
Federal tax law requires that regulated investment companies, such as the Funds, report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the shareholders’ Consolidated Form 1099s when “covered” shares of the regulated investment companies are sold. Covered shares are any shares acquired (including pursuant to a dividend reinvestment plan) on or after January 1, 2012.
Each Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders, which means this is the method the Funds will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values and the entire position is not sold at one time. A Fund’s standing tax lot identification method is the method it will use to report the sale of covered shares on your Consolidated Form 1099 if you do not select a specific tax lot identification method. Redemptions are taxable and you may realize a gain or a loss upon the sale of your shares. Certain shareholders may be subject to backup withholding.
Subject to certain limitations, you may choose a method other than a Fund’s standing method at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Treasury regulations or consult your tax advisor with regard to your personal circumstances.
Tools to Combat Frequent Transactions
The Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. The Trust discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm a Fund’s performance. The Trust takes steps to reduce the frequency and effect of these activities in a Fund. These steps may include monitoring trading activity and using fair value pricing. In addition, the Trust may take action, which may include using its best efforts to restrict a shareholder’s trading privileges in a Fund, if that shareholder has engaged in four or more “round trips” in the Fund during a 12-month period. Although these efforts (which are described in more detail below) are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur. Further, while the Trust makes efforts to identify and restrict frequent trading, the Trust receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. The Trust seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that the Trust believes is consistent with the interests of Fund shareholders.

Monitoring Trading Practices
The Trust may monitor trades in Fund shares in an effort to detect short-term trading activities. If, as a result of this monitoring, the Trust believes that a shareholder of a Fund has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, the Trust seeks to act in a manner that it believes is consistent with the best interest of Fund shareholders. Due to the complexity and subjectivity involved in identifying abusive trading activity, there can be no assurance that the Trust’s efforts will identify all trades or trading practices that may be considered abusive.

General Transaction Policies
Some of the following policies are mentioned above. In general, each Fund reserves the right to:

•	vary or waive any minimum investment requirement;

•
refuse, change, discontinue, or temporarily suspend account services, including purchase or telephone redemption privileges (if redemption by telephone is not available, you may send your redemption order to the Fund via regular or overnight delivery), for any reason;

•
reject any purchase request for any reason (generally the Fund does this if the purchase is disruptive to the efficient management of the Fund due to the timing of the investment or an investor’s history of excessive trading);

•	delay paying redemption proceeds for up to seven calendar days after receiving a request, if an earlier payment could adversely affect the Fund;

•	reject any purchase or redemption request that does not contain all required documentation; and

•	subject to applicable law and with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.
If you elect telephone privileges on the account application or in a letter to a Fund, you may be responsible for any fraudulent telephone orders as long as the Fund and/or its service providers have taken reasonable precautions to verify your identity. In addition, once you place a telephone transaction request, it cannot be canceled or modified.
During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact a Fund by telephone, you may also mail your request to the Fund at the address listed under “Methods of Buying.”

Your broker or other financial intermediary may establish policies that differ from those of the Funds. For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus. Contact your broker or other financial intermediary for details.
Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.
Exchange Privilege
You may exchange shares of a Fund for the same class of shares in an identically registered account of another North Square Fund (please contact the North Square Funds at 1-855-551-5521 to receive the prospectus for the other funds). The amount of the exchange must be equal to or greater than the required minimum initial investment of the other fund, as stated in that fund’s prospectus. You may realize either a gain or loss on those shares and will be responsible for paying the appropriate taxes. If you exchange shares through a broker, the broker may charge you a transaction fee. You may exchange shares by sending a written request to the Fund or by telephone. Be sure that your written request includes the dollar amount or number of shares to be exchanged, the name(s) on the account and the account number(s), and is signed by all shareholders on the account. In order to limit expenses, the Fund reserves the right to limit the total number of exchanges you can make in any year. There are no sales charges on exchanges of shares.
Conversion of Shares
A share conversion is a transaction in which shares of one class of a Fund are exchanged for shares of another class of the Fund. Share conversions can occur between each share class of the Fund (as applicable). Generally, share conversions occur when a shareholder becomes eligible for another share class of a Fund or no longer meets the eligibility criteria of the share class owned by the shareholder (and another class exists for which the shareholder would be eligible). Please note that a share conversion is generally a non-taxable event, but you should consult with your personal tax advisor on your particular circumstances. Please note, all share conversion requests must be approved by the Adviser.
A request for a share conversion will not be processed until it is received in “good order” (as defined above) by a Fund or your financial intermediary. To receive the NAV of the new class calculated that day, conversion requests must be received in good order by a Fund or your financial intermediary before 4:00 p.m., Eastern Time or the financial intermediary’s earlier applicable deadline. Please note that, because the NAV of each class of the Fund will generally vary from the NAV of the other class due to differences in expenses, you will receive a number of shares of the new class that is different from the number of shares that you held of the old class, but the total value of your holdings will remain the same.
The Funds’ frequent trading policies will not be applicable to share conversions. If you hold your shares through a financial intermediary, please contact the financial intermediary for more information on share conversions. Please note that certain financial intermediaries may not permit all types of share conversions. Each Fund reserves the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.
Each Fund reserves the right to automatically convert shareholders from one class to another if they either no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements, exchanges or redemptions. The Funds will notify affected shareholders in writing prior to any mandatory conversion.
Availability of Information
Information regarding sales charges of the Funds and the applicability and availability of discounts from sales charges is available free of charge on the Funds’ website at www.northsquareinvest.com. The Prospectus and SAI are also available on the website.
Prospectus and Shareholder Report Mailings
In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-551-5521 to request individual copies of these documents. Once a Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.
Additional Information
Each Fund enters into contractual arrangements with various parties, including among others the Adviser and sub-advisers, who provide services to the Fund. Shareholders are not parties to, or intended (or “third party”) beneficiaries of, those contractual arrangements.
The Prospectus and the SAI provide information concerning the Funds that you should consider in determining whether to purchase shares of the Fund. The Funds may make changes to this information from time to time. Neither this prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws that may not be waived.
Investors should note that the Funds reserve the right to discontinue offering shares at any time, to merge or reorganize itself or a class of shares, or to cease operations and liquidate at any time.

DIVIDENDS AND DISTRIBUTIONS
The North Square Advisory Research All Cap Value Fund will make distributions of net investment income and net capital gains, if any, at least annually, typically in December. The Fund may make additional payments of dividends or distributions if it deems it desirable at any other time during the year.
The North Square Strategic Income Fund will make distributions of net investment income monthly.
If you buy shares of a Fund just before it makes a distribution (on or before the record date), you will receive some of the purchase price back in the form of a taxable distribution.
All dividends and distributions will be reinvested in Fund shares unless you choose one of the following options: (1) to receive net investment income dividends in cash, while reinvesting capital gain distributions in additional Fund shares; (2) to receive all dividends and distributions in cash, or (3) to receive capital gain distributions in cash, while reinvesting net investment income in additional Fund shares. If you wish to change your distribution option, please write to or call the Transfer Agent at least five calendar days before the record date of the distribution.
If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if your distribution check has not been cashed for six months, the Funds reserve the right to reinvest the distribution check in your account at each Fund’s then current NAV and to reinvest all subsequent distributions.
FEDERAL INCOME TAX CONSEQUENCES
The following discussion is very general and does not address investors subject to special rules, such as investors who hold Fund shares through an IRA, 401(k) plan or other tax-advantaged account. The SAI contains further information about taxes. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax advisor about your investment in a Fund.
You will generally have to pay federal income taxes, as well as any state or local taxes, on distributions received from a Fund, whether paid in cash or reinvested in additional shares. If you sell Fund shares, it is generally considered a taxable event. If you exchange shares of a Fund for shares of another fund, the exchange will be treated as a sale of the Fund’s shares and any gain on the transaction may be subject to federal income tax.
Distributions of net investment income, other than “qualified dividend income,” and distributions of net short-term capital gains, are taxable for federal income tax purposes at ordinary income tax rates. Distributions from a Fund’s net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss) are taxable for federal income tax purposes as long-term capital gain, regardless of how long the shareholder has held shares of the Fund.
Dividends paid by a Fund (but none of the Fund’s capital gain distributions) may qualify in part for the dividends-received deduction available to corporate shareholders, provided certain holding period and other requirements are satisfied. Distributions of investment income that a Fund reports as “qualified dividend income” may be eligible to be taxed to non-corporate shareholders at the reduced rates applicable to long-term capital gain if derived from the Fund’s qualified dividend income and if certain other requirements are satisfied. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market.
You may want to avoid buying shares of a Fund just before it declares a distribution (on or before the record date), because such a distribution will be taxable to you even though it may effectively be a return of a portion of your investment.
Although distributions are generally taxable when received, dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January are treated as if received on December 31 of the calendar year when the dividends were declared.
Information on the federal income tax status of dividends and distributions is provided annually.
Dividends and distributions from a Fund and net gain from redemptions of Fund shares will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.
If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on your redemption proceeds, dividends and other distributions. The backup withholding rate is currently 24%.
Dividends and certain other payments made by a Fund to a non-U.S. shareholder are subject to withholding of federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). Dividends that are reported by a Fund as “interest-related dividends” or “short-term capital gain dividends” are generally exempt from such withholding. In general, a Fund may report interest-related dividends to the extent of its net income derived from U.S.-source interest and the Fund may report short-term capital gain dividends to the extent its net short-term capital gain for the taxable year exceeds its net long-term capital loss. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax described in this paragraph.
Unless certain non-U.S. entities that hold shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to distributions payable to such entities.

A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the United States and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.
Some of a Fund’s investment income may be subject to foreign income taxes that are withheld at the country of origin. Tax treaties between certain countries and the United States may reduce or eliminate such taxes, but there can be no assurance that a Fund will qualify for treaty benefits.

APPENDIX F - GENERAL INFORMATION ABOUT THE TRUST AND THE FUNDS
THE TRUST AND THE FUNDS
The Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on August 2, 2018. The Trust currently consists of several series of shares of beneficial interest.
The Trust is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company. The Prospectus and SAI of the Funds omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.
Each of the Funds are the successors in interest to certain funds having similar names and identical investment objectives and principal investment strategies that were series of another registered investment company, Investment Managers Series Trust ( “IMST ”), as follows (each, a “Predecessor Fund” and collectively, the “Predecessor Funds”):
The North Square Strategic Income Fund will be the successor to the Advisory Research Strategic Income Fund, a series of IMST.
The North Square Advisory Research All Cap Value Fund will be the successor to the Advisory Research All Cap Value Fund, a series of IMST.
Each of the Predecessor Funds were advised by Advisory Research, Inc. (“ARI”). Shareholders of each of the Predecessor Funds approved the reorganization of the Predecessor Funds with and into corresponding series of the Trust, and effective as of the close of business on [February 7, 2020], the assets and liabilities of each of the Predecessor Funds were transferred to the Trust in exchange for shares of each of the applicable Funds. Each Fund succeeded to the performance, financial and other historical information of those of the corresponding Predecessor Fund. Any historical information provided for a Fund that relates to periods prior to the close of business on [February 7, 2020] is that of the corresponding Predecessor Fund.
Each Fund is a diversified fund, which means it is subject to the diversification requirements under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, a diversified fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of one issuer (and in not more than 10% of the outstanding voting securities of an issuer), excluding cash, Government securities, and securities of other investment companies.

MANAGEMENT OF THE FUNDS
Board of Trustees and Officers
The overall management of the business and affairs of the Trust is vested with its Board of Trustees (the “Board”)
. The Board consists of four individuals, three of whom are not “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”). The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with North Square Investments, LLC (the “Adviser”), Red Cedar Investment Manage, LLC (“Red Cedar”) and Advisory Research, Inc. (“ARI” and, collectively with Red Cedar, the “Sub-Advisers”), administrator, distributor, custodian and transfer agent. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board, except that the Sub-Advisers are responsible for making day-to-day investment decisions in accordance with the Funds’ investment objective, strategies, and policies, all of which are subject to general supervision by the Board.
The current Trustees and officers of the Trust and their years of birth are listed below with their addresses, present positions with the Trust, term of office with the Trust and length of time served, principal occupations over at least the last five years and other directorships/trusteeships held.

Name, Address[a], Year of Birth and Position(s) with the Trust	Position with the Trust	Term of Office and Length of Time Served[b]	Principal Occupations During the Past Five Years or Longer	Number of Portfolios in Fund Complex Overseen by Trustee[c]	Other Directorship/ Trusteeship Positions held by Trustee During the Past 5 Years
Independent Trustees
David B. Boon (1960)	Trustee	08/2018 to present	Chief Financial Officer and Managing Director, Eagle Capital Management, LLC (since 2018); Chief Financial Officer and Partner, Cedar Capital, LLC (2013 – 2018); Managing Director, Putnam Investment Management, LLC (2000 – 2013).	9	N/A
Donald J. Herrema (1952)	Chairman of the Board and Trustee	08/2018 to present	Vice Chair and Chief Investment Officer, Independent Life Insurance Company (since 2018); Financial Services Executive, Advisor and Founder of BlackSterling Partners, LLC (private investments and advisory firm) (since 2004); Executive Vice Chairman and Senior Advisor at Kennedy Wilson (real estate investment company) (2009 – 2016).	9
Chairman (since 2013) and Director (since 2009), TD Asset Management USA Funds Inc.; Director, Abel Noser Holdings, LLC (since 2016); Member, USC Marshall Business School Board (since 2010); President and Trustee, Christ Church (2008 – 2016); Director, Lepercq de Neuflize (2009 – 2016); Chairman and Trustee Emeritus (since 2014), Trustee (1995 – 2014), Whittier College; Director, FEG Investment Advisors (since 2017); Director, Independent Life Insurance Company (since 2018).

Name, Address[a], Year of Birth and Position(s) with the Trust	Position with the Trust	Term of Office and Length of Time Served[b]	Principal Occupations During the Past Five Years or Longer	Number of Portfolios in Fund Complex Overseen by Trustee[c]	Other Directorship/ Trusteeship Positions held by Trustee During the Past 5 Years
Catherine A. Zaharis (1960)	Trustee	08/2018 to present	Director, Professional/ Employer Development, Finance Department (since 2015), Adjunct Lecturer (since 2010), and Business Director, MBA Finance Career Academy (2008 – 2015), University of Iowa, Tippie College of Business; Chair (2013 – 2016), Director (1999 – 2016), and Investment Committee Member (1999 – 2013) and Chair (2003 – 2013), University of Iowa Foundation.	9	Director, The Vantagepoint Funds (2015 – 2016).
Interested Trustee[d]
Mark D. Goodwin (1964)	Trustee and President	08/2018 to present	Chief Executive Officer, North Square Investments LLC (since July 2018); President and Chief Operating Officer (2015 – July 2018) and Executive Vice President (2014 – 2015), Oak Ridge Investments, LLC; Chief Operating Officer, Amundi Pioneer Asset Management Inc. (2005 – 2014).	9	N/A
Officers of the Trust
Alan E. Molotsky (1956)	Treasurer and Secretary	08/2018 to present
Chief Financial Officer, Chief Compliance Officer, General Counsel and Senior Managing Director, North Square Investments, LLC (since July 2018); Chief Financial Officer, Chief Compliance Officer, General Counsel and Executive Vice President, Oak Ridge Investments LLC (2004 – July 2018).
				N/A	N/A

Name, Address[a], Year of Birth and Position(s) with the Trust	Position with the Trust	Term of Office and Length of Time Served[b]	Principal Occupations During the Past Five Years or Longer	Number of Portfolios in Fund Complex Overseen by Trustee[c]	Other Directorship/ Trusteeship Positions held by Trustee During the Past 5 Years
David J. Gaspar (1954)	Vice President	08/2018 to present
Chief Operations and Information Officer and Senior Managing Director, North Square Investments, LLC (since July 2018); Chief Operations Officer, Chief Information Officer, Chief Information Security Officer and Executive Vice President, Oak Ridge Investments, LLC (2000 – July 2018).
				N/A	N/A
Douglas N. Tyre (1980)	Chief Compliance Officer	09/2018 to present	Assistant Compliance Director, Cipperman Compliance Services, LLC (since 2014); Client Services & Operations Specialist and Senior Associate, Echo Point Investment Management LLC (2010 – 2014).	N/A	N/A

a.	The business address of each Trustee and officer is c/o North Square Investments, LLC, 10 South LaSalle Street, Suite 1925, Chicago, Illinois 60603.

b.	Trustees and officers serve until their successors are duly elected and qualified.

c.	The term “Fund Complex” applies to the nine portfolios that currently comprise the Trust, which consists of the seven additional North Square funds.

d.	Mr. Goodwin is considered to be an “interested person” of the Trust as that term is defined in the 1940 Act by virtue of his positions with the Adviser

Additional Information Concerning The Board of Trustees
Board Leadership Structure
The Board has general oversight responsibility with respect to the operation of the Trust. The Board has engaged the Adviser to manage the Funds and is responsible for overseeing the Adviser and other service providers to the Funds in accordance with the provisions of the 1940 Act and other applicable laws. Subject to the provisions of the Trust’s Declaration of Trust, its By-Laws and Delaware law, the Board has all powers necessary and convenient to carry out these responsibilities, including, among other things, the election and removal of the Trust’s officers.
The Board is currently composed of four members, including three Independent Trustees and one Trustee who is affiliated with the Adviser (the “Interested Trustee”). The Board meets periodically throughout the year to discuss and consider matters concerning the Trust and to oversee the Trust’s activities, including its investment performance, compliance program and risks associated with its activities. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel.
The Board has appointed an Independent Trustee to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairperson may also perform such other functions as may be delegated by the Board from time to time. Except for duties specified herein or pursuant to the Trust’s charter documents, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board generally. The Board has established two standing Committees (described in more detail below) to assist the Board in the oversight and direction of the business and affairs of the Trust, and from time to time may establish additional committees or informal working groups to review and address the policies and practices of the Trust with respect to certain specified matters. The Board reviews its structure regularly as part of its annual self-assessment. The Board has determined that its current leadership structure is appropriate in light of the characteristics and circumstances of the Trust because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances effective oversight. The leadership structure of the Board may be changed at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.
Board Oversight of Risk Management
The Board oversees risk as part of its general oversight of the Funds. The Board has emphasized to the Adviser, Sub-Advisers and other service providers the importance of maintaining vigorous risk management programs and procedures. The Funds are subject to a number of risks, including investment, compliance, financial, operational, and valuation risks, among others. Under the overall supervision of the Board, the Adviser, Sub-Advisers and other service providers perform risk management as part of the day-to-day operations of the Funds. Each of the Adviser, Sub-Advisers and other service providers have their own independent interest in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their individual priorities, resources and controls. The Board has appointed a Chief Compliance Officer for the Trust who oversees the implementation and testing of the Funds’ compliance program and regularly reports to the Board regarding compliance matters for the Funds and their principal service providers. The Board recognizes that it is not possible to identify all of the risks that may affect a Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board and Committee activities. Various personnel, including the Trust’s Chief Compliance Officer and senior personnel of the Adviser, Sub-Advisers and other service providers (such as the Funds’ independent registered public accounting firm) make periodic reports to the Board and its Committees with respect to a variety of matters, including matters relating to risk management.
Board Committees
The Board of Trustees has two standing committees: the Audit Committee and the Nominating and Governance Committee (the “Governance Committee”).
The Audit Committee is responsible for advising the full Board with respect to the oversight of accounting, auditing and financial matters affecting the Trust. In performing its oversight function, the Audit Committee has, among other things, specific power and responsibility: (1) to oversee the Funds’ accounting and financial reporting policies and practices, their internal controls and, as deemed appropriate by the Audit Committee, the internal controls of the Funds’ service providers; (2) to oversee the quality, objectivity, and integrity of the Funds’ financial statements and the independent audit thereof; (3) to approve, prior to appointment by the Board, the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, monitor the independent auditor’s qualifications, independence, and performance; and (4) to act as a liaison between the Trust’s independent registered public accounting firm and the Board. The Audit Committee meets as often as necessary or appropriate to discharge its functions and will meet at least semi-annually. The Audit Committee is comprised of all of the Independent Trustees. Mr. Boon is the Chair of the Audit Committee.
The Governance Committee is responsible for assisting the Board with matters related to the periodic review and evaluation of the governance, composition and operations of the Board and its Committees, including the selection and nomination of candidates to serve as Trustees of the Trust and of chairpersons of the Committees. The Governance Committee is comprised of all of the Independent Trustees. Ms. Zaharis is the Chair of the Governance Committee. Shareholders who wish to recommend a nominee should send nominations to the Secretary of the Trust, including biographical information and qualifications of the proposed nominee. The Governance Committee may request additional information deemed reasonably necessary for the Committee to evaluate such nominee. The Governance Committee meets as often as necessary or appropriate to discharge its functions and will meet at least annually.
Qualifications of the Trustees
The governing documents for the Trust do not set forth any specific qualifications to serve as a Trustee. The charter of the Governance Committee also does not set forth any specific qualifications. Among the attributes or skills common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with each of the other Trustees, the Adviser, Sub-Advisers, independent registered public accounting firm and the other service providers, and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his or her duties effectively has been attained through: (1) the individual’s business and professional experience and accomplishments; (2) the individual’s experience working with the other Trustees and management; (3) the individual’s prior experience serving in senior executive positions and/or on the boards of other companies and organizations; and (4) the individual’s educational background, professional training, and/or other experiences. Generally, no one factor was decisive in determining that an individual should serve as a Trustee. The following is a summary of each Trustee’s particular professional and other experience that qualifies each individual to serve as a Trustee of the Trust as of the date of this SAI. As noted above, a majority of the Board are Independent Trustees. Additional details regarding the background of each Trustee is included in the chart earlier in this section.
David B. Boon. Mr. Boon has been a Trustee since August 2018. Mr. Boon has experience in the financial, operations and management areas of the financial industry, including as the chief financial officer at various investment management firms. He has also served as the managing director of a retail and institutional investment management firm and full service defined contribution provider. Mr. Boon has been determined by the Board to be an audit committee financial expert as such term is defined in the applicable rules of the SEC.

Donald J. Herrema. Mr. Herrema has been a Trustee and Chairman of the Board since August 2018. Mr. Herrema has over 25 years of executive-level experience in the asset management and private wealth segments of the financial services industry, including as chief executive officer of a large private wealth management company. Mr. Herrema has served as a director and chairman of the board of directors of another mutual fund complex. He has also served on the boards of directors of a variety of public and private companies and non-profit organizations.
Catherine A. Zahari. Ms. Zaharis has been a Trustee since August 2018. Ms. Zaharis has experience in the financial services industry having served in senior positions at various asset management firms, including an SEC-registered investment adviser. Ms. Zaharis has served on the board of directors of another mutual fund complex. She has also served as a director, chairperson and committee member (as well as committee chair) of the board of directors at an educational organization’s endowment foundation, and she has served on the boards of directors of certain philanthropic and civic leadership organizations.
Mark D. Goodwin. Mr. Goodwin has been a Trustee since August 2018. Mr. Goodwin has over 20 years of direct leadership and management experience in the financial services industry, including as a chief operating officer and chief financial officer of various investment management firms. In addition, Mr. Goodwin’s current position as chief executive officer of the Adviser gives him valuable experience with the day-to-day management of the operation of the Trust, enabling him to provide essential management input to the Board.
Trustee Ownership of Fund Shares and Other Interests
None of the Trustees owned shares of the Target Funds as of the calendar year ended December 31, 2018, which is prior to the inception date of the Funds.
As of the calendar year ended December 31, 2018, none of the Independent Trustees or their immediately family members owned beneficially or of record any securities of the Adviser, any Sub-Adviser, or the Distributor (as defined below), or any of their affiliates. During the two most recently completed calendar years, none of the Independent Trustees or their immediate family members had a direct or indirect interest, the value of which exceeds $120,000, in the Adviser, any Sub-Adviser, or the Distributor, or any of their affiliates. In addition, during the two most recently completed calendar years, none of the Independent Trustees or their immediately family members had any material interest, direct or indirect, in any transaction (or series of transactions), in which the amount involved exceeds $120,000 and to which the Adviser, any Sub-Adviser, or the Distributor, or any affiliate thereof, was a party. During the two most recently completed calendar years, none of the Independent Trustees or their immediately family members had any direct or indirect relationship, in which the amount involved exceeds $120,000, with the Adviser, any Sub-Adviser, or the Distributor, or any of their affiliates.
Compensation
Set forth below is the estimated compensation to be received by the Independent Trustees from the Trust for the fiscal year ended October 31, 2019. Each Independent Trustee receives from the Trust an annual retainer of $55,000, plus $5,000 for each regularly scheduled Board meeting attended, $5,000 for each special in-person meeting attended and $2,500 for each special telephonic meeting attended, plus reimbursement of related expenses. The Chairman of the Board receives an additional annual retainer of $10,000, and each of the Chairs of the Audit Committee and the Nominating Committee receives an additional annual retainer of $5,000, respectively. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees. The Trust does not pay any compensation to the Interested Trustee or the Trust’s officers.

Name of Person/Position	Pension or Retirement Benefits Accrued as Part of the Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees[1,2]
David B. Boon	$0	$0	$80,000
Donald J. Herrema	$0	$0	$85,000
Catherine A. Zaharis	$0	$0	$80,000

[1]	Estimated annual compensation for the first fiscal year.

[2]
The term “Fund Complex” applies to the seven portfolios that currently comprise the Trust, which consists of the six Funds and the North Square Global Resources & Infrastructure Fund (offered in a separate Prospectus and SAI).

Control Persons, Principal Shareholders, and Management Ownership
Since each of the Funds was not operational prior to the date of this SAI, there were no principal shareholders or control persons, and the Trustees and officers of the Trust as a group did not own more than 1% of each Fund’s outstanding shares.

The Adviser
As stated in the Prospectus, North Square, 10 South LaSalle Street, Suite 1925, Chicago, Illinois 60603, serves as the investment adviser to each of the Funds pursuant to an investment advisory agreement (the “Advisory Agreement”).
Under the Advisory Agreement, the Adviser is responsible for providing or overseeing the provision of all investment management services to the Funds, including furnishing a continuous investment program for each Fund and determining what securities and other investments the Funds should buy and sell. The Adviser, together with the administrator to the Funds, is also responsible for assisting in the supervision and coordination of all aspects of the Fund’s operations, including the coordination of the Fund’s other services providers and the provision of related administrative and other services. The Adviser is authorized to delegate certain of its duties with respect to a Fund to one or more sub-advisers. The Adviser has engaged the Sub-Advisers pursuant to this authority and is responsible for overseeing the Sub-Advisers and recommending their hiring, termination, and replacement for approval by the Board of Trustees. The Adviser is also responsible for determining the portion of the Fund’s assets to be managed by any given sub-adviser and reallocating those assets as necessary from time to time.
For each sub-advised Fund, the Adviser retains overall responsibility for the management and investment of the assets of the Fund. In this capacity, the Adviser plays an active role in overseeing, monitoring and reviewing each Sub-Adviser in the performance of its duties. The Adviser monitors the investment performance of each Sub-Adviser and also evaluates the portfolio management teams to determine whether their investment activities remain consistent with the Funds’ investment objectives, strategies and policies. The Adviser also monitors changes that may impact a Sub-Adviser’s overall business and regularly performs due diligence reviews of each Sub-Adviser. In addition, the Adviser obtains detailed, comprehensive information concerning each Sub-Adviser’s performance and Fund operations and provides regular reports on these matters to the Board of Trustees. In its role as sponsor and primary investment adviser to the Funds, the Adviser assumes reputational and other risks associated with the operation of each Fund and provides the Funds with the ability to use the Adviser’s name and brand, as well as access to other services provided by the Adviser and its affiliates.
The Advisory Agreement will remain in effect with respect to each Fund for an initial two-year period. After the initial two-year period, the Advisory Agreement will continue in effect with respect to a Fund from year to year only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of a Fund, upon giving the Adviser 60 days’ notice when authorized either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Board, or by the Adviser on 60 days written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the Advisory Agreement, except for a loss resulting from a breach of fiduciary duty, or for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard by the Adviser of its duties under the Advisory Agreement.
In consideration of the services to be provided by the Adviser pursuant to the Advisory Agreement, the Adviser is entitled to receive from each Fund an investment advisory fee computed daily and paid monthly based on an annual rate equal to a percentage of each Fund’s average daily net assets specified in the Prospectus.
Manager-of-Managers Arrangement
Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. This requirement also applies to the appointment of sub-advisers to the Fund. The Trust and the Adviser have applied for exemptive relief from the SEC (the “Order”), which would permit the Adviser, on behalf of the Fund and subject to the approval of the Board, including a majority of the independent members of the Board, to hire, and to modify any existing or future sub-advisory agreement with, unaffiliated sub-advisers and sub-advisers that are wholly-owned subsidiaries (as defined in the 1940 Act) of the Adviser, or a sister company of the Adviser that is a wholly-owned subsidiary of a company that, indirectly or directly, wholly owns the Adviser (the “Manager-of-Managers Structure”). The Order would also provide relief from certain disclosure obligations with regard to sub-advisory fees. The Order, if granted, will be subject to various conditions, including that the Fund will notify shareholders and provide them with certain information required by the exemptive order within 90 days of hiring a new sub-adviser. There can be no assurance that the SEC will grant the Order. The sole initial shareholder of the Fund has approved the operation of the Fund under a Manager-of-Managers Structure with respect to any affiliated or unaffiliated sub-adviser, including in the manner that would likely be permitted by the Order, if it is granted.
The Manager-of-Managers Structure would enable the Trust to operate with greater efficiency by not incurring the expense and delays associated with obtaining shareholder approvals for matters relating sub-advisers or sub-advisory agreements. Operation of the Funds under the Manager-of-Managers Structure does not permit management fees paid by the Fund to the Adviser to be increased without shareholder approval. Shareholders will be notified of any changes made to Sub-Advisers or material changes to sub‑advisory agreements within 90 days of the change.
The Adviser and its affiliates may have other relationships, including significant financial relationships, with current or potential sub-advisers or their affiliates, which may create a conflict of interest.  However, in making recommendations to the Board to appoint or to change a sub-adviser, or to change the terms of a sub-advisory agreement, the Adviser considers the sub-adviser’s investment process, risk management, and historical performance with the goal of retaining sub-advisers for the Fund that the Adviser believes are skilled and can deliver appropriate risk-adjusted returns over a full market cycle.   The Adviser does not consider any other relationship it or its affiliates may have with a sub-adviser or its affiliates, and the Adviser discloses to the Board the nature of any material relationships it has with a sub-adviser or its affiliates when making recommendations to the Board to appoint or to change a sub-adviser, or to change the terms of a sub-advisory agreement.
The Adviser has ultimate responsibility for the investment performance of each Fund due to its responsibility to oversee the Sub-Advisers and recommend their hiring, termination and replacement.
The Sub-Advisers
The Adviser has entered into a sub-advisory agreement with Red Cedar with respect to North Square Strategic Income Fund. Red Cedar is a wholly-owned subsidiary of The 4100 Group, Inc, which is owned by Delta Dental Plan of Michigan, Inc. and Delta Dental Plan of Ohio, Inc., each a non-profit health insuring corporation.
The Adviser has entered into a sub-advisory agreement with ARI with respect to the North Square Advisory Research All Cap Value Fund. ARI is wholly owned by Ostara Inc., which in turn is owned by a partner group comprised of current management members of ARI.
The Adviser compensates each of the Sub-Advisers out of the investment advisory fees the Adviser receives from the Funds. Each of the Sub-Advisers make investment decisions for the assets it has been allocated to manage, subject to the overall supervision of the Adviser.
The Sub-Advisory Agreements will remain in effect with respect to each Fund for an initial two-year period. After the initial two-year period, the Sub-Advisory Agreements will continue in effect from year to year only as long as such continuance is specifically approved at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting shares of the Funds, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Sub-Advisory Agreements or interested persons of the Adviser or the Sub-Advisers or the Trust. The Sub-Advisory Agreements may be terminated at any time without the payment of any penalty by the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting shares of the Funds, or by the Sub-Advisers or the Adviser, upon 60 days’ written notice to the other party. Additionally, the Sub-Advisory Agreements automatically terminate in the event of its assignment. The Sub-Advisory Agreements provide that the Sub-Advisers shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the Sub-Advisory Agreements, except for a loss resulting from a breach of fiduciary duty, or for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard by the Sub-Advisers of its duties under the Sub-Advisory Agreement.
Fund Expenses
Each Fund is responsible for its own operating expenses (all of which will be borne directly or indirectly by the Fund’s shareholders), including among others, legal fees and expenses of counsel to the Fund and the Fund’s independent trustees; insurance (including trustees’ and officers’ errors and omissions insurance); auditing and accounting expenses; taxes and governmental fees; listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund’s custodians, administrators, transfer agents, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; expenses in connection with the issuance and offering of shares; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for public sale; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to shareholders; expenses of the dividend reinvestment plan; compensation and expenses of trustees; any litigation expenses; and costs of shareholders’ and other meetings.
The Adviser has contractually agreed to waive its fees and/or pay for or reimburse operating expenses of each Fund to ensure that the total annual fund operating expenses (excluding, as applicable, any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, any acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed the limit set forth in the Expense Table in the Prospectus (the “expense cap”).
For the North Square Strategic Income Fund and North Square Advisory Research All Cap Value Fund, this agreement is in effect until February 28, 2022, and it may be terminated before that date only by the Trust’s Board of Trustees.

Expense Cap as percent of the average daily net assets
North Square Strategic Income Fund	0.90%
North Square Advisory Research All Cap Value Fund	0.95%
Any waiver of advisory fees or payment or reimbursement of Fund expenses made by the Adviser in a fiscal year may be reimbursed by such Fund for a period ending three full fiscal years after the date of the waiver, payment or reimbursement if the Adviser so requests. This reimbursement may be requested from a Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived, payments made or expenses reimbursed, or (b) the expense limitation amount in effect at the time of the reimbursement. The reimbursement amount may not exceed the total amount of fees waived and/or Fund expenses paid or reimbursed by the Adviser and will not include any amounts previously reimbursed to the Adviser by a Fund. A Fund must pay current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or Fund expenses.
Under the Prior Advisory Agreement, ARI served as the investment adviser to the Predecessor Funds. In consideration of the services provided by the Adviser pursuant to the Prior Advisory Agreement, the Predecessor Funds paid the following advisory fees to the Adviser for the periods indicated:

	Advisory Fees Accrued	Advisory Fees (Waived)/ Recoupment	Advisory Fee Retained
Advisory Research Strategic Income Fund
For the fiscal year ended October 31, 2018	$73,828	$73,828	$0
For the fiscal year ended October 31, 2017	$66,616	$66,616	$0
For the fiscal year ended October 31, 2016	$101,914	$101,914	$0

Advisory Research All Cap Value Fund
For the fiscal year ended October 31, 2018	$98,490	$98,490	$0
For the fiscal year ended October 31, 2017	$134,956	$132,929	$2,027
For the fiscal year ended October 31, 2016	$180,979	$124,959	$56,020
Portfolio Managers
Portfolio Managers of Red Cedar
John L. Cassady, III, David L. Withrow, Michael J. Martin, Jason M. Schwartz, and Julia M. Batchenko are jointly and primarily responsible for the day-to-day management of the North Square Strategic Income Fund.
Other Accounts Managed by the Portfolio Managers. Information on these other accounts is as follows, as of November 1, 2019:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)

John L. Cassady, III	1	$50	0	$0	17	$1,421
David L. Withrow	0	$0	0	$0	17	$1,421
Michael J. Martin	1	$50	0	$0	6	$288
Jason M. Schwartz	1	$50	0	$0	6	$288
Julia M. Bathenko	0	$0	0	$0	0	$0

	Number of Accounts with Advisory Fee Based on Performance
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)

John L. Cassady, III	0	$0	0	$0	0	$0
David L. Withrow	0	$0	0	$0	0	$0
Michael J. Martin	0	$0	0	$0	0	$0
Jason M. Schwartz	0	$0	0	$0	0	$0
Julia M. Bathenko	0	$0	0	$0	0	$0

Portfolio Managers of ARI
The North Square Advisory Research All Cap Value Fund is managed by Matthew K. Swaim, Bruce M. Zessar, and Christopher R. Harvey.
Other Accounts Managed by the Portfolio Managers. Information on these other accounts is as follows, as of October 1, 2019:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)

Matthew K. Swaim	1	$612.2	2	$288.8	59	$177.3
Bruce M. Zessar	1	$612.2	2	$297	86	$237.4
Christopher R. Harvey	1	$612.2	2	$288.8	57	$176.5

	Number of Accounts with Advisory Fee Based on Performance
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)

Matthew K. Swaim	0	$0	1	$30.2	1	$0.6
Bruce M. Zessar	0	$0	0	$0	0	$0
Christopher R. Harvey	0	$0	1	$30.2	1	$0.6

Material Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. Where conflicts of interest arise between a Fund and other accounts managed by the portfolio manager, the Adviser will proceed in a manner that ensures that the Fund will not be treated less favorably. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the portfolio managers. In such instances, securities will be allocated in accordance with the Adviser’s or Sub-Adviser’s trade allocation policy.
Compensation. Each portfolio manager receives a base salary and may receive an annual bonus based on profitability of the firm. In addition, Matthew K. Swaim, Bruce M. Zessar and Christopher R. Harvey are each an equity owner of ARI and share in ARI’s profits. The portfolio managers’ compensation arrangements are not determined on the basis of the performance of specific funds or accounts managed.

Ownership of the Funds by the Portfolio Managers. The following chart sets forth the dollar range of each Predecessor Fund shares owned by each portfolio manager in each Predecessor Fund as of October 31, 2019.

Dollar Range of Fund Shares Owned In (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, Over $1,000,000
Name of Portfolio Manager	North Square Strategic Income Fund	North Square Advisory Research All Cap Value Fund
John L. Cassady, III	None	None
David L. Withrow	None	None
Michael J. Martin	None	None
Jason M. Schwartz	None	None
Julia M. Bathenko	None	None
Matthew K. Swaim	None	$500,001-$1,000,000
Bruce M. Zessar	None	$100,001-$500,000
Christopher R. Harvey	None	None
Service Providers
Administrator. After the Closing Date (as defined in the Reorganization Agreement), and pursuant to an Administration Agreement (the “Administration Agreement”), U.S. Bank Global Fund Services (“Fund Services”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as the Administrator for the Funds. The Administrator provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds’ independent contractors and agents; preparing for signature by an officer of the Trust of all documents required to be filed for compliance with applicable laws and regulations including those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; arranging for the maintenance of books and records of the Funds; and providing, at their own expense, office facilities, equipment and personnel necessary to carry out their duties. In this capacity, the Administrator does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares. The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or its series, except for losses resulting from the Administrator’s willful misfeasance, bad faith or negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement.
Pursuant to the Administration Agreement, as compensation for its services, Fund Services will receive from each Fund, a fee based on the Fund’s current average daily net assets. Fund Services also is entitled to certain out‑of‑pocket expenses.
Prior to the Closing Date, and pursuant to a Co-Administration Agreement (the “Prior Co-Administration Agreement”), UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212, and Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, California 91740 (collectively the “Prior Co-Administrators”), served as co-administrators for the Predecessor Funds.
As compensation for their services, the Target Funds paid the Prior Co-Administrators an administration fee payable monthly as a percentage of a Predecessor Fund’s average daily net assets.

The Predecessor Funds paid the following co-administration fees for the periods indicated:

Co-Administration Fees
Advisory Research Strategic Income Fund
For the fiscal year ended October 31, 2018	$28,377
For the fiscal year ended October 31, 2017	$35,416
For the fiscal year ended October 31, 2016	$34,623

Advisory Research All Cap Value Fund
For the fiscal year ended October 31, 2018	$26,798
For the fiscal year ended October 31, 2017	$36,427
For the fiscal year ended October 31, 2016	$32,062
Fund Accountant, Transfer Agent and Dividend Disbursing Agent. Fund Services also acts as the Trust’s fund accountant, transfer agent and dividend disbursing agent pursuant to separate agreements.
Custodian. U.S. Bank National Association (the “Custodian”) is the custodian of the assets of the Funds pursuant to a custody agreement between the Custodian and the Trust, whereby the Custodian provides services for fees on a transactional basis plus out-of-pocket expenses. The Custodian’s address is 1555 N. RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212. The Custodian does not participate in decisions pertaining to the purchase and sale of securities by the Funds.
Independent Registered Public Accounting Firm. Tait Weller & Baker LLP, is the independent registered public accounting firm for the Funds. Its services include auditing the Funds’ financial statements and the performance of related tax services.
Counsel to the Trust. Seward & Kissel LLP, 901 K Street N.W., Washington, District of Columbia 20001, serves as legal counsel to the Trust.
Distributor and the Distribution Agreement
Compass Distributors, LLC (the “Distributor”) is the distributor (also known as principal underwriter) of the shares of the Fund and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).
Under a Distribution Agreement with the Trust, the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.
The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Fund. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Fund and/or the Adviser, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.
Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the intermediary. The Distributor does not receive compensation from the Fund for its distribution services. The Adviser pays the Distributor a fee for certain distribution-related services.
Pursuant to the Distribution Agreement, the Distributor receives, and may re-allow to certain financial institutions, all, or a portion of, the sales charge paid on purchases of the Fund’s A Shares. Sales charges and 12b-1 amounts not paid to dealers may be paid to the Adviser for Fund distribution expenses that are permitted under the Fund’s Rule 12b-1 plan.

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Funds’ outstanding voting securities in accordance with the 1940 Act. The Distribution Agreement is terminable without penalty by the Trust on behalf of a Fund on no less than 60 days’ written notice when authorized either by a vote of a majority of the outstanding voting securities of a Fund or by vote of a majority of the members of the Board who are not “interested persons” (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operation of the Distribution Agreement, or by the Distributor, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Distribution Agreement provides that the Distributor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Distributor’s obligations and duties under the Distribution Agreement, except a loss resulting from the Distributor’s willful misfeasance, bad faith or gross negligence in the performance of such duties and obligations, or by reason of its reckless disregard thereof.
The following table shows the aggregate amount of brokerage commissions paid and amounts received by the Distributor for the periods indicated from each of the Predecessor Funds:

	Broker Commissions	Soft Dollar Commissions
Advisory Research Strategic Income Fund
For the fiscal year ended October 31, 2018	$2,124	$188
For the fiscal year ended October 31, 2017	$4,061	$298
For the fiscal year ended October 31, 2016	$13,894	$654

Advisory Research All Cap Value Fund
For the fiscal year ended October 31, 2018	$5,131	$721
For the fiscal year ended October 31, 2017	$7,855	$3,833
For the fiscal year ended October 31, 2016	$15,589	$4,829
Pursuant to the Distribution Agreement, amounts received by the Distributor are not held for profit by the Distributor, but instead are used to pay for an

PORTFOLIO HOLDINGS INFORMATION
The Trust has adopted policies and procedures regarding disclosure of portfolio holdings information (the “Disclosure Policy”). The Board of Trustees determined that the adoption of the Disclosure Policy, including the disclosure permitted therein, was in the best interests of the Trust. The Disclosure Policy applies to each Fund, Adviser, Sub-Advisers and other internal parties involved in the administration, operation or custody of the Funds, including, but not limited to Fund Services, the Board of Trustees, counsel to the Trust, counsel to the Independent Trustees, and the Funds’ independent registered public accounting firm. Pursuant to the Disclosure Policy, non-public information concerning each Fund’s portfolio holdings may be disclosed to its service providers only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the fiduciary duties owed by each Fund, the Adviser and the Sub-Advisers to a Funds’ shareholders. The Funds and their service providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Funds or in other investment companies or accounts managed by the Adviser, the Sub-Advisers or any affiliated person of the Advisers) in connection with the disclosure of portfolio holdings information of a Fund. Each Fund’s Disclosure Policy is implemented and overseen by the CCO of the Trust, subject to the oversight of the Board of Trustees. Periodic reports regarding these procedures will be provided to the Trust’s Board.
Portfolio holdings information will be deemed public when it has been (1) posted to a Fund’s public website (www. northsquareinvest.com) or (2) disclosed in periodic regulatory filings on the SEC’s website (www.sec.gov). Management of the Funds may make publicly available its portfolio holdings on the Funds’ public website no earlier than five days after the date of such information (e.g., information as of January 31 may be made available no earlier than February 5).
Non-Public Portfolio Holdings Information Policy. All portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is considered non-public portfolio holdings information for the purposes of the Disclosure Policy. Pursuant to the Disclosure Policy, the Funds or their Service Providers may disclose non-public portfolio holdings information to certain third parties who fall within pre-authorized categories on a daily basis, with no lag time unless otherwise specified below. These third parties include: (i) the Funds’ Service Providers and others who need access to such information in the performance of their contractual or other duties and responsibilities to the Funds (e.g., custodians, accountants, the Adviser, the Sub-Adviser, administrators, attorneys, officers and Trustees) and who are subject to duties of confidentiality imposed by law or contract, (ii) brokers who execute trades for the Funds, (iii) evaluation service providers (as described below) and (iv) shareholders receiving in-kind redemptions (as described below).
Evaluation Service Providers. These third parties include mutual fund evaluation services, such as Morningstar, Inc. and Lipper, Inc., if the Funds have a legitimate business purpose for disclosing the information, provided that the third party expressly agrees to maintain the non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information. Subject to the terms and conditions of any agreement between the Funds or their authorized service providers and the third party, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which the Funds’ non-public portfolio holdings information is released, and no lag period shall apply. In addition, persons who owe a duty of trust or confidence to the Funds or their Service Providers (such as legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement.
Shareholder In-Kind Distributions. Each Fund may, in certain circumstances, pay redemption proceeds to a shareholder by an in-kind distribution of portfolio securities (instead of cash). In such circumstances, pursuant to the Disclosure Policy, Fund shareholders may receive a complete listing of the portfolio holdings of the Fund up to seven calendar days prior to making the redemption request provided that they represent orally or in writing that they agree to maintain the confidentiality of the portfolio holdings information and not to trade portfolio securities based on the non-public holdings information.
Other Entities. Pursuant to the Disclosure Policy, a Fund, the Adviser or the Sub-Advisers may disclose non-public portfolio holdings information to third parties who do not fall within the pre-approved categories, and who are not executing broker-dealers; however, prior to the receipt of any non-public portfolio holdings information by such third party, the recipient must have entered into a non-disclosure agreement and the disclosure arrangement must have been approved by the CCO of the Trust. The CCO will report to the Board of Trustees on a quarterly basis regarding any recipients of non-public portfolio holdings information approved pursuant to this paragraph. There are no other ongoing arrangements as of the date of this SAI.
The Adviser, Sub-Advisers and their affiliates may provide investment advice to clients other than the Funds that have investment objectives that may be substantially similar to those of the Funds. These clients also may have portfolios consisting of holdings substantially similar to those of the Funds and generally have access to current portfolio holdings information for their accounts. These clients do not owe the Adviser, Sub-Advisers or the Funds a duty of confidentiality with respect to disclosure of their portfolio holdings.
Current Arrangements Regarding Disclosure of Portfolio Holdings. As of the date of this SAI, the Trust or at least one of the Funds has ongoing business arrangements with the following entities which involve making portfolio holdings information available to such entities as an incidental part of the services they provide to the Trust: (i) North Square Investments, LLC (the adviser), ARI (a sub-adviser), Red Cedar (a sub-adviser), Fund Services (the Trust’s administrator) and U.S. Bank N.A. (the custodian) pursuant to investment management, administration and custody agreements, respectively, under which the Trust’s portfolio holdings information is provided daily on a real-time basis (i.e., with no time lag); (ii) Tait Weller & Baker LLP (independent registered public accounting firm), Seward & Kissel LLP (attorneys) and other professionals engaged by the Trust to whom the Trust provides portfolio holdings information on a regular basis with varying lag times after the date of the information; (iii) Glass Lewis and ProxyEdge pursuant to a proxy voting agreement under which the Funds’ portfolio holdings information is provided daily, subject to a one-day lag; and

(iv) Morningstar, Inc., Lipper Inc., Thomson Financial, Vickers Stock Research Corporation, and Bloomberg L.P., to which the Funds’ portfolio holdings information is provided quarterly after the end of the previous fiscal quarter, with a 60-day time lag and no earlier than the date such information is filed on the SEC’s EDGAR system on Form N-Q (for the first and third fiscal quarters) or the Annual or Semi-Annual Report is mailed to shareholders (for the second and fourth fiscal quarters), as applicable.

GENERAL INFORMATION
North Square Investments Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on August 2, 2018. The Trust has a number of outstanding series of shares of beneficial interest, each of which represents interests in a separate portfolio of securities. The Trust’s Declaration of Trust permits the Trustees to create additional series of shares, to issue an unlimited number of full and fractional shares of beneficial interest of each series, including the Funds, and to divide or combine the shares of any series into a greater or lesser number of shares without thereby materially changing the proportionate beneficial interest in the series.
The Trust has reserved the right to create and issue additional series or classes. Subject to the distinctions permitted among classes of the Trust or any series as established by the Board consistent with the requirements of the 1940 Act, each share of the Trust or any series shall represent an equal beneficial interest in the net assets of the Trust or such series, and each shareholder of the Trust or any series shall be entitled to receive such shareholder’s pro rata share of distributions of income and capital gains, if any, made with respect to the Trust or such series. Upon redemption of the shares of any series, the applicable shareholder shall be paid solely out of the funds and property of such series of the Trust. Except as otherwise provided by the Board, shareholders shall have no preemptive or other right to subscribe to any additional shares or other securities issued by the Trust.
The Board may require shareholders to redeem shares for any reason under terms set by the Board. When issued, shares are fully paid and non-assessable. The Board may, however, cause shareholders, or shareholders of a particular series or class, to pay certain transfer agency, servicing or similar agent charges by setting off such charges due from such shareholder from declared but unpaid dividends owed such shareholder and/or by reducing the number of shares in the account of such shareholder by that number of full and/or fractional shares which represents the outstanding amount of such charges due from such shareholder.
Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote (and a proportionate fractional vote for each fraction of a share). The Trust is not required and has no current intention to hold annual meetings of shareholders, although the Trust will hold special meetings of Fund shareholders when in the judgment of the Board of the Trust it is necessary or desirable to submit matters for a shareholder vote or as otherwise required by the 1940 Act or other applicable federal law. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or its Declaration of Trust or By-Laws. On any matters submitted to a vote of the shareholders, all shares of the Trust then entitled to vote shall be voted in aggregate, except: (i) when required by the 1940 Act, shares shall be voted by individual series or class; (ii) when the matter involves any action that the Board has determined will affect only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon; and (iii) when the matter involves any action that the Board has determined will affect only the interests of one or more classes, then only the shareholders of such class or classes shall be entitled to vote thereon. Accordingly, shareholders of each series generally vote separately, for example, to approve investment advisory contracts or changes in fundamental investment policies or restrictions, but shareholders of all series may vote together to the extent required under the 1940 Act, such as in the election or selection of Trustees, principal underwriters and accountants for the Trust. Under certain circumstances, the shareholders of one or more series could control the outcome of these votes.
Shares of each class of a series represent an equal pro rata interest in such series and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, terms and conditions, except that: (i) each class shall have a different designation; (ii) each class of shares shall bear any class expenses; and (iii) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Upon liquidation or dissolution of a Fund, shareholders of the Fund would generally be entitled to share pro rata in the net assets of the Fund’s available for distribution to shareholders.
The shareholders of the Funds have the power to vote only: (i) for the election or removal of Trustees as and to the extent provided in the Trust’s Declaration of Trust; (ii) with respect to such additional matters relating to the Trust as may be required by federal law including the 1940 Act, or any registration of the Trust with the SEC (or any successor agency) or any state; and (iii) as the Board may otherwise consider necessary or desirable in its sole discretion.
The Trust is an entity of the type commonly known as a “Delaware statutory trust.” Under Delaware law and the Trust’s Declaration of Trust, shareholders are entitled to the same limitation of personal liability extended to shareholders of corporations organized under Delaware law. Therefore, shareholders generally will not be subject to personal liability for Fund obligations. The risk that a shareholder will incur personal liability for Fund obligations is limited to the circumstances in which a state court may not apply Delaware law or the terms of the Trust’s Declaration of Trust.

APPENDIX G - COMPARISON OF ORGANIZATIONAL DOCUMENTS AND SHAREHOLDER RIGHTS
This chart highlights certain differences between the terms of the declaration of trust and by-laws of the Acquiring Funds and of the Target Funds. The following is qualified in its entirety by reference to the documents themselves. Shareholders should refer to the provisions of these governing documents and the relevant state law directly for a more thorough comparison.

Matter	Investment Managers Series Trust	North Square Investments Trust
Limits on Issuance of Shares
The Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) permits the Trustees to provide that the number of Shares of a Series or Class which may be issued is unlimited, or to limit the number issuable.
The Agreement and Declaration of Trust permits the Trustees to issue Shares without limitation as to number.
Termination of the Trust, a Series or Class
The Declaration of Trust provides that the Trust may be terminated at any time by a vote of a Majority of the Trustees and written notice to the Shareholders. Any Series of Shares may be dissolved at any time by a vote of a Majority of the Trustees and written notice to the Shareholders of such Series. Any Class of any Series of Shares may be terminated at any time by a vote of a Majority of the Trustees and written notice to the Shareholders of such Class.

The Agreement and Declaration of Trust provides that the Trust may be dissolved at any time by the Trustees without Shareholder approval. Any Series of Shares may be dissolved at any time by the Trustees without shareholder approval. Any Class may be terminated at any time by the Trustee without shareholder approval. Any action to dissolve the Trust shall be deemed to also be an action to dissolve each Series, and to terminate each Class.

Trustee Liability
Under the Declaration of Trust, the Trustees, officers, employees and agents of the Trust, in incurring any debts, liabilities or obligations, or in limiting or omitting any other actions for or in connection with the Trust, are or shall be deemed to be acting as Trustees, officers, employees or agents of the Trust and not in their own capacities. No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever in tort, contract, or otherwise, to any other Person or Persons in connection with the assets or affairs of the Trust or of any Series, save only that arising from his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or the discharge of his functions.

Under the Agreement and Declaration of Trust, no Trustee shall be liable to the Trust or to any Shareholder except for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, Manager, advisor, sub-adviser or Principal Underwriter of the Trust.

All Persons extending credit to, contracting with or having any claim against the Trust or any Series shall look only to the assets of the Trust or any applicable Series that such Person extended credit to, contracted with or has a claim against, and the Trustees shall not be personally liable therefor.

Fiduciary Duties	The Declaration of Trust does not specifically address the fiduciary duties of the Trustees or officers of the Trust.
The Agreement and Declaration of Trust provides that, except as required by federal law including the 1940 Act, neither the Trustees nor any officer of the Trust shall owe any fiduciary duty to the Trust or any series or class or any shareholder.

Matter	Investment Managers Series Trust	North Square Investments Trust
Good Faith Reliance by the Trustees
The Declaration of Trust provides that a Trustee shall be liable for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. Subject to the foregoing, (i) the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, consultant, Investment Adviser, Administrator, Distributor or Principal Underwriter, Custodian, Transfer Agent, Dividend Disbursing Agent, Shareholder Servicing Agent or Accounting Agent of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee; (ii) the Trustees may take advice of counsel or other experts with respect to the meaning and operation of the Declaration of Trust and their duties as Trustees, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice; and (iii) in discharging their duties, the Trustees, when acting in good faith, shall be entitled to rely upon the books of account of the Trust, upon an opinion of counsel, and upon written reports made to the Trustees by any officer appointed by them, any independent registered public accounting firm, and (with respect to the subject matter of the contract involved) any officer, partner or responsible employee of a Contracting Party appointed by the Trustees pursuant to Section 5.2 thereunder. The Trustees as such shall not be required to give any bond or surety or any other security for the performance of their duties.

The Agreement and Declaration of Trust provides that the Trustees may rely in good faith upon advice of counsel or other experts with respect to the meaning and operation of the Declaration of Trust and their duties as Trustees thereunder, and shall be under no liability for any act or omission in accordance with such advice; provided the Trustees shall be under no liability for failing to follow such advice. A Trustee shall be fully protected in relying in good faith upon the records of the Trust and upon information, opinions, reports or statements presented by another Trustee or any officer, employee or other agent of the Trust, or by any other Person as to matters the Trustee reasonably believes are within such other Person’s professional or expert competence.

Matter	Investment Managers Series Trust	North Square Investments Trust
Trustee Indemnification
The Declaration of Trust provides that subject to the limitations, if applicable, set forth in Section 8.4, the Trust shall indemnify (from the assets of the Series or Series to which the conduct in question relates) each of its Trustees, officers, employees and agents (including Persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter, together with such Person’s heirs, executors, administrators or personal representative, referred to as a “Covered Person”)) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person’s action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office; (iii) for a criminal proceeding, had reasonable cause to believe that his conduct was unlawful (the conduct described in (i), (ii) and (iii) being referred to hereafter as “Disabling Conduct”). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnity was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither “interested persons” of the Trust as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding (the “Disinterested Trustees”), or (b) an independent legal counsel in a written opinion. Expenses, including accountants’ and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by one or more Series to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided that the Covered Person shall have undertaken to repay the amounts so paid to such Series if it is ultimately determined that indemnification of such expenses is not authorized under Article 8 and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

The Agreement and Declaration of Trust provides that every person who is, or has been, a Trustee shall be indemnified by the Trust and each Series to the fullest extent permitted by law and against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his her having been a Trustee and against amounts paid or incurred by him or her in the settlement thereof.

The Agreement and Declaration of Trust disallows indemni-fication (i) where the Trustee shall have been adjudicated by a court or body before which the proceeding was brought to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (ii) in the event of settlement, unless there has been a determination that the Trustee did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office: (a) by the court or other body approving the settlement; (b) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts; or (c) by written opinion of independent legal counsel based upon a review of readily available facts.

Matter	Investment Managers Series Trust	North Square Investments Trust
Shareholder Liability
Under the Declaration of Trust, no Shareholder shall be subject to any personal liability whatsoever in tort, contract or otherwise to any other Person or Persons in connection with the assets or the affairs of the Trust or of any Series.

Under the Agreement and Declaration of Trust, neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust, shall have any power to bind personally any Shareholder, nor call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay.

The Trustees shall have the power, as frequently as they may determine, to cause each Shareholder, or each Shareholder of any particular Series or Class, to pay directly, in advance or arrears, for charges of the Trust’s transfer, shareholder servicing or similar agent, an amount fixed from time to time by the Trustees, by setting off such charges due from such Shareholder from declared but unpaid dividends owed such Shareholder and/or by reducing the number of Shares in the account of such Shareholder by that number of full and/or fractional Shares which represents the outstanding amount of such charges due from such Shareholder.

Shareholder Indemnification
The Declaration of Trust provides that, if any Shareholder (or former Shareholder) of the Trust shall be charged or held to be personally liable for any obligation or liability of the Trust solely by reason of being or having been a Shareholder and not because of such Shareholder’s acts or omissions or for some other reason, the Trust (upon proper and timely request by the Shareholder) may assume the defense against such charge and satisfy any judgment thereon or may reimburse the Shareholders for expenses, and the Shareholder or former Shareholder (or the heirs, executors, administrators or other legal representatives thereof, or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled (but solely out of the assets of the Series of which such Shareholder or former Shareholder is or was the holder of Shares) to be held harmless from and indemnified against all loss and expense arising from such liability.

The Agreement and Declaration of Trust provides that, if any Shareholder or former Shareholder of any Series is held personally liable for the debts, obligations or liabilities of such series solely by reason of his or her having been a Shareholder and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or, in the case of any entity, its general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability.

Matter	Investment Managers Series Trust	North Square Investments Trust
Merger, Consolidation or Transfer of Assets
Under the Declaration of Trust, the Trustees may sell, convey and transfer all or substantially all of the assets of the Trust, or the assets belonging to any one or more Series, to another trust, partnership, association, corporation or other entity organized under the laws of any state of the United States, or may transfer such assets to another Series of the Trust, in exchange for cash, Shares or other Securities (including, in the case of a transfer to another Series of the Trust, Shares of such other Series), or to the extent permitted by law then in effect may merge or consolidate the Trust or any Series with any other Trust or any corporation, partnership, or association organized under the laws of any state of the United States, all upon such terms and conditions and for such consideration when and as authorized by vote or written consent of a Majority of the Trustees and approved by the affirmative vote of the holders of not less than a majority of the Shares outstanding and entitled to vote of each Series whose assets are affected by such transaction, or by an instrument or instruments in writing without a meeting, consented to by the holders of not less than a majority of such Shares, and/or by such other vote of any Series as may be established by the Certificate of Designation with respect to such Series. Following such transfer, the Trustees shall distribute the cash, Shares or other Securities or other consideration received in such transaction (giving due effect to the assets belonging to and indebtedness of, and any other differences among, the various Series of which the assets have so been transferred) among the Shareholders of the Series of which the assets have been so transferred; and if all of the assets of the Trust have been so transferred, the Trust shall be terminated.

Under the Agreement and Declaration of Trust, the Trustees may, in their sole discretion and without Shareholder approval unless such approval is required by the 1940 Act, (i) cause the Trust to convert or merge, reorganize or consolidate with or into one or more trusts, partnerships, limited liability companies, associations, corporations or other business entities (or a series of any of the foregoing to the extent permitted by law) (including trusts, partnerships, limited liability companies, associations, corporations or other business entities created by the Trustees to accomplish such conversion, merger, reorganization or consolidation) so long as the surviving or resulting entity is an open-end management investment company under the 1940 Act, or is a series thereof, to the extent permitted by law, (ii) cause the Shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law, (iii) cause the Trust to incorporate under the laws of a state, commonwealth, possession or colony of the United States, (iv) sell or convey all or substantially all of the assets of the Trust or any Series or Class to another Series or Class of the Trust or to another trust, partnership, limited liability company, association, corporation or other business entity (or a series of any of the foregoing to the extent permitted by law) (including a trust, partnership, limited liability company, association, corporation or other business entity created by the Trustees to accomplish such sale and conveyance), or (v) at any time sell or convert into money all or any part of the assets of the Trust or any Series or Class.

Shareholder Voting
Under the Declaration of Trust, the Shareholders shall have power to vote only (i) for the election or removal of Trustees as provided in Sections 4.1(c), (e) and (f) of the Declaration of Trust, (ii) with respect to the approval or termination in accordance with the 1940 Act of any contract with a Contracting Party as provided in Section 5.2 thereunder as to which Shareholder approval is required by the 1940 Act, (iii) with respect to any reorganization of the Trust or any Series to the extent and as provided in Sections 9.3 and 9.4 thereunder, (iv) with respect to any amendment of the Amended and Restated Agreement and Declaration of Trust to the extent and as provided in Section 9.5 thereunder, (v) to the same extent as the stockholders of a Delaware business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or any Series, or the Shareholders of any of them (provided, however, that a Shareholder of a particular Series shall not in any event be entitled to maintain a derivative or class action on behalf of any other Series or the Shareholders thereof), and (vi) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, the Declaration of Trust, the By-Laws or any registration of the Trust with the Commission (or any successor agency) or any State, or as the Trustees may consider necessary or desirable.

Under the Agreement and Declaration of Trust, the Shareholders shall have power to vote only (i) for the election or removal of Trustees as and to the extent provided in Section 4.1 of the Agreement and Declaration of Trust, (ii) with respect to such additional matters relating to the Trust as may be required by federal law including the 1940 Act, or any registration of the Trust with the SEC (or any successor agency) or any state and (iii) as the Trustees may otherwise consider necessary or desirable in their sole discretion.

Matter	Investment Managers Series Trust	North Square Investments Trust
Amendment of Organizational Document
Under the Declaration of Trust, all rights granted to the Shareholders under the Declaration of Trust are granted subject to the reservation of the right to amend the Declaration of Trust as therein provided, except that no amendment shall repeal the limitations on personal liability of any Shareholder or Trustee or the prohibition of assessment upon the Shareholders (otherwise than as permitted under Section 6.1(l)) without the express consent of each Shareholder or Trustee involved. Subject to the foregoing, the provisions of the Declaration of Trust (whether or not related to the rights of Shareholders) may be amended at any time, so long as such amendment does not adversely affect the rights of any Shareholder with respect to which such amendment is or purports to be applicable and so long as such amendment is not in contravention of applicable law, including the 1940 Act, by an instrument in writing signed by a Majority of the Trustees (or by an officer of the Trust pursuant to the vote of a Majority of the Trustees). Any amendment to the Declaration of Trust that adversely affects the rights of all Shareholders may be adopted at any time by an instrument in writing signed by a Majority of the Trustees (or by an officer of the Trust pursuant to a vote of a Majority of the Trustees) when authorized to do so by the vote in accordance with Section 7.1 thereunder of Shareholders holding a majority of all the Shares outstanding and entitled to vote, without regard to Series, or if said amendment adversely affects the rights of the Shareholders of less than all of the Series, by the vote of the holders of a majority of all the Shares entitled to vote of each Series so affected.

The Agreement and Declaration of Trust permits the Trustees to amend the Agreement and Declaration of Trust at any time by (i) an instrument in writing signed by a majority of the Trustees then holding office or (ii) adoption by a majority of the Trustees then holding office of a resolution specifying the restatement and/or amendment. No vote or consent of any Shareholder shall be required for any amendment to the Agreement and Declaration of Trust except (i) as determined by the Trustees in their sole discretion or (ii) as required by federal law including the 1940 Act, but only to the extent so required.

APPENDIX H - FORM OF PROXY
[PROXY CARDS AND VOTING INFORMATION ATTACHED AS EXHIBIT 17 TO THIS FILING]

H-1

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the U.S. Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Statement of Additional Information

NORTH SQUARE FUNDS

NORTH SQUARE STRATEGIC INCOME FUND
Class I: [ ]

NORTH SQUARE ADVISORY RESEARCH ALL CAP VALUE FUND
Class I: [ ]

[ ], 2020

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the Prospectus dated [ ], 2020, as may be amended from time to time of the North Square Strategic Income Fund and the North Square Advisory Research All Cap Value Fund (each, a “Fund,” and collectively, the “Funds”). Each Fund is a series of North Square Investments Trust (the “Trust”). North Square Investments, LLC (“North Square” or the “Adviser”) is the investment adviser to the Funds. A copy of the Funds’ Prospectus may be obtained on the Funds’ website, www.northsquareinvest.com, or by contacting the Funds at the address or telephone number specified below. The Predecessor Funds’ (as defined below) Annual Report to shareholders for the fiscal year ended October 31, 2019, is incorporated by reference herein. A copy of the Predecessor Funds’ Annual Report can be obtained by contacting the Funds at the address or telephone number specified below.

North Square Funds
c/o U.S. Bank Global Fund Services
P.O. Box 2175
Milwaukee, Wisconsin 53201
1-855-551-5521

Target Fund	Acquiring Fund
Advisory Research Strategic Income Fund	North Square Strategic Income Fund
Class I
Advisory Research All Cap Value Fund	North Square Advisory Research All Cap Value Fund
Class I

This SAI is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus.  The Proxy Statement/Prospectus dated [ ] relating to the transaction has been filed with the Securities and Exchange Commission and may be obtained, without charge, by writing to the Transfer Agent or by calling 1-855-551-5521.

INCORPORATION OF DOCUMENTS BY REFERENCE INTO THE SAI

In addition to the information included in this SAI, this SAI consists of  the following documents, each of which was filed electronically with the Securities and Exchange Commission, is incorporated by reference herein:

•
the Prospectus and Statement of Additional Information of the Target Funds, each dated March 1, 2019, as amended and supplemented (the “Target Fund Prospectus” and the “Target Fund SAI”) (on file with the SEC (http://www.sec.gov) (File Nos. 811-21719, 333-122901) (Accession No. 0001398344-19-003449));

•
the Semi-Annual Report for the Target Funds for the period from November 1, 2018 to April 30, 2019 (the “Target Funds Semi-Annual Report”) (on file with the SEC (http://www.sec.gov) (File No. 811-21719) (Accession No. 0001398344-19-011733)); and

•
the Annual Report for the Target Funds for the fiscal year ended October 31, 2018 (the “Target Funds Annual Report”) (on file with the SEC (http://www.sec.gov) (File Nos. 811-21719) (Accession No. 0001398344-19-000392)).

Copies of the Proxy Statement, Proxy Statement/Prospectus, and any of the foregoing documents relating to each Target Fund are available upon request and without charge by calling the Target Fund at (888) 665-1414; visiting www.advisoryresearch.com; or writing to the Target Fund at Advisory Research Funds, P.O. Box 2175, Milwaukee, Wisconsin 53201. Copies of documents relating to the Acquiring Funds, when available, may be obtained upon request and without charge by writing to North Square Funds c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701; or by calling (toll-free) at (855) 551-5521; or visiting www.northsquareinvest.com. The Target Funds expect that this Proxy Statement will be sent to shareholders on or about [ ], 2019.
Because the Acquiring Funds had not yet commenced operations as of the date of this Statement of Additional Information, no financial statements, annual or semi-annual reports of the Acquiring Funds are available at this time.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP, located at 50 South 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102, is the independent registered public accounting firm for the Acquiring Funds, providing audit and tax return review services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings.

PRO FORMA FINANCIAL INFORMATION

Pro forma financial information has not been prepared for the Reorganizations because the Acquiring Funds are newly organized “shell” series of North Square Investments Trust with no assets and liabilities, which will commence operations upon consummation of the respective Reorganizations and continue the operations of the Target Funds.  The Target Funds will be the accounting survivors of the Reorganizations.

THE TRUST AND THE FUNDS

The Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on August 2, 2018. The Trust currently consists of several series of shares of beneficial interest. This SAI relates only to the Funds and not to the other series of the Trust.

The Trust is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company. The Prospectus of the Funds and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

Each of the Funds are the successors in interest to certain funds having similar names and identical investment objectives and principal investment strategies that were series of another registered investment company, Investment Managers Series Trust (“IMST”), as follows (each, a “Predecessor Fund” and collectively, the “Predecessor Funds”):

The North Square Strategic Income Fund will be the successor to the Advisory Research Strategic Income Fund, a series of IMST.

The North Square Advisory Research All Cap Value Fund will be the successor to the Advisory Research All Cap Value Fund, a series of IMST.

Each of the Predecessor Funds were advised by Advisory Research, Inc. (“ARI” or a “Sub-Adviser”). Shareholders of each of the Predecessor Funds approved the reorganization of the Predecessor Funds with and into corresponding series of the Trust, and effective as of the close of business on [ ], 2020, the assets and liabilities of each of the Predecessor Funds were transferred to the Trust in exchange for shares of each of the applicable Funds. Each Fund succeeded to the performance, financial and other historical information of those of the corresponding Predecessor Fund. Any historical information provided for a Fund that relates to periods prior to the close of business on [ ], 2020 is that of the corresponding Predecessor Fund.

Each Fund is a diversified fund, which means it is subject to the diversification requirements under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, a diversified fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of one issuer (and in not more than 10% of the outstanding voting securities of an issuer), excluding cash, Government securities, and securities of other investment companies.

The North Square Strategic Income Fund currently offers two classes of shares: Class A and Class I. The North Square Advisory Research All Cap Value Fund currently offers one class of shares: Class I. Other classes may be established from time to time in accordance with the provisions of the Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”). Each class of shares of a Fund generally is identical in all respects except that each class of shares is subject to its own distribution expenses and minimum investments. Each class of shares also has exclusive voting rights with respect to its distribution fees.

B-1

INVESTMENT STRATEGIES, POLICIES AND RISKS

The discussion below supplements information contained in the Funds’ Prospectus pertaining to the investment policies of each Fund. A Fund’s investments in the instruments discussed below may be through the Fund’s direct investments or indirectly through the Fund’s investments in underlying funds.

PRINCIPAL INVESTMENT STRATEGIES, POLICIES AND RISKS

The Funds’ principal investment types and related risks are identified in the table below and described in detail following the table.

Investments and Risks	North Square Strategic Income Fund	North Square Advisory Research All Cap Value Fund
Equity Securities
Common Stock	X	X
Preferred Securities	X	X
Small Cap Stock	X	X
Mid Cap Stock	X	X
Large Cap Stock	X
Convertible Securities	X	X
Exchange Traded Funds (“ETFs”)	X	X
Initial Public Offerings (“IPOs”)	X	X
Debt Securities
Lower Rated Debt	X
Municipal Bonds	X
Government Obligations	X
Inflation Linked Securities	X
Foreign Investments
Depositary Receipts	X	X
Developed Markets	X
Emerging Markets	X	X
Real Estate Investment Trusts (“REITs”)	X	X
Warrants and Rights	X
Investment Company Securities	X	X
Mortgage-Backed Securities	X
Asset-Backed Securities	X
Short-Term Investments	X	X
Derivatives
Forwards	X
Futures	X
Options	X
Swaps	X

EQUITY SECURITIES

Common Stock

The Funds may invest in common stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

The fundamental risk of investing in common stock is that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. While common stocks have historically provided greater long-term returns than preferred securities, fixed-income and money market investments, common stocks have also experienced significantly more volatility than the returns from those other investments.

Preferred Securities

The Fund invests in preferred securities, which generally pay fixed or adjustable-rate dividends or interest to investors and have preference over common stock in the payment of dividends or interest and the liquidation of a company’s assets, which means that a company typically must pay dividends or interest on its preferred securities before paying any dividends on its common stock. Preferred securities are generally junior to all forms of the company’s debt, including both senior and subordinated debt.

While some preferred securities are issued with a final maturity date, others are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without any adverse consequence to the issuer. No redemption can typically take place unless all cumulative payment obligations to preferred security investors have been met, although issuers may be able to engage in open market repurchases without regard to any cumulative dividends or interest payable. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to holders of such securities. Should an issuer default on its obligations under such a security, the amount of income earned by the Fund may be adversely affected.

Small and Mid Cap Stocks

The Funds may invest in stock of companies with market capitalizations that are small compared to other publicly traded companies. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. As a result of owning large positions in this type of security, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require such Fund to liquidate its securities positions. In addition, it may be prudent for a Fund, as its asset size grows, to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as a Fund’s asset size increases, such Fund may reduce its exposure to illiquid small capitalization securities, which could adversely affect performance.

Each Fund may also invest in stocks of companies with medium market capitalizations (i.e., mid cap companies). Such investments share some of the risk characteristics of investments in stocks of companies with small market capitalizations described above, although mid cap companies tend to have longer operating histories, broader product lines and greater financial resources and their stocks tend to be more liquid and less volatile than those of smaller capitalization issuers.

Convertible Securities

The Funds may invest in convertible securities. A convertible security is a preferred security, warrant or other security that may be converted or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive the dividend or interest until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both fixed income and equity securities. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A significant feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so they may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Contingent Convertible Securities. Contingent convertible securities (which generally provide for conversion under certain circumstances) are hybrid securities, issued by non-U.S. financial institutions and distinguished as a subset of convertible securities. Like mandatory convertible securities (and unlike traditional convertible securities), some contingent convertible securities provide for mandatory conversion under certain circumstances. The mandatory conversion might be automatically triggered, for instance, if a company fails to meet the minimum amount of capital described in the security, the company’s regulator decides that the security should convert, or the company receives specified levels of extraordinary public support. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. Further, some contingent convertible securities have a set stock conversion rate that would cause a reduction in value of the security if the price of the stock is below the conversion price on the conversion date. In addition, various contingent convertible securities may contain features that limit an investor’s ability to convert the security unless certain conditions are met.

Exchange-Traded Funds (“ETFs”)

The Funds may invest in ETFs. ETFs are pooled investment vehicles that generally seek to track the performance of specific indices. ETFs may be organized as open-end funds or as unit investment trusts (“UITs”). Their shares are listed on stock exchanges and can be traded throughout the day at market-determined prices.

An ETF generally issues index-based investments in aggregations of 50,000 shares known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (a) a portfolio of securities substantially similar to the component securities (“Index Securities”) of the applicable index (the “Index”), (b) a cash payment equal to a pro rata portion of the dividends accrued on the ETF’s portfolio securities since the last dividend payment by the ETF, net of expenses and liabilities, and (c) a cash payment or credit (“Balancing Amount”) designed to equalize the net asset value of the Index and the net asset value of a Portfolio Deposit.

Shares of ETFs are not individually redeemable, except upon termination of the ETF. To redeem shares of an ETF, an investor must accumulate enough shares of the ETF to reconstitute a Creation Unit. The liquidity of small holdings of ETF shares, therefore, will depend upon the existence of a secondary market for such shares. Upon redemption of a Creation Unit, the portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

The price of ETF shares is based upon (but not necessarily identical to) the value of the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of ETF shares is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for ETF shares is based on a basket of stocks. Disruptions in the markets for the securities underlying ETF shares purchased or sold by the Fund could result in losses on such shares. There is no assurance that the requirements of the national securities exchanges necessary to maintain the listing of shares of any ETF will continue to be met.

ETFs and Mutual Funds. A fund's investment in ETFs and mutual funds (including other funds managed by the Adviser), generally reflects the risks of owning the underlying securities the ETF or mutual fund holds. It may also be more expensive for the Fund to invest in an ETF or mutual fund than to own the portfolio securities of these investment vehicles directly. An ETF may also trade at a discount to its net asset value. Investing in ETFs or mutual funds may involve duplication of advisory fees and certain other expenses. A fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

DEBT SECURITIES

The Funds may invest in debt securities. Debt securities are used by issuers to borrow money. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a specified time period. Some debt securities pay a periodic coupon that is not fixed, instead payments “float” relative to a reference rate, such as LIBOR. This “floating rate” debt may pay interest at levels above or below the previous interest payment. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall. Certain additional risk factors related to debt securities are sensitivity to interest rate and economic changes, payment expectations, and liquidity and valuation.

Lower rated debt securities, those rated Ba or below by Moody’s Investors Service, Inc. (“Moody’s”) and/or BB or below by Standard & Poor’s Ratings Group (“S&P”) or unrated but determined by a Sub-Adviser to be of comparable quality, are described by the rating agencies as speculative and involve greater risk of default or price changes than higher rated debt securities due to changes in the issuer’s creditworthiness or the fact that the issuer may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to sell or to determine the value of lower rated debt securities.

Certain additional risk factors related to debt securities are discussed below:

Sensitivity to interest rate and economic changes. Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or periods of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, obtain additional financing, and service their principal and interest payment obligations. Furthermore, periods of economic change and uncertainty can be expected to result in increased volatility of market prices and yields of certain debt securities. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) related to the security or other assets or indices.

Payment expectations. Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate environment, a Fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, a Fund may incur losses or expenses in seeking recovery of amounts owed to it.

Liquidity. Liquidity risk may result from the lack of an active market, or reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity. In such cases, a Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that a Fund’s principal investment strategies involve investments in securities of companies with smaller market capitalizations, foreign non-U.S. securities, Rule 144A securities, illiquid sectors of fixed income securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Further, fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity. Finally, liquidity risk also refers to the risk of unusually high redemption requests or other unusual market conditions that may make it difficult for a Fund to fully honor redemption requests within the allowable time period. Meeting such redemption requests could require a Fund to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of the Fund. It may also be the case that other market participants may be attempting to liquidate fixed income holdings at the same time as a Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.

The Sub-Advisers (as defined below) attempt to reduce the risks described above through diversification of each Fund’s portfolio, credit analysis of each issuer, and by monitoring broad economic trends as well as corporate and legislative developments, but there can be no assurance that it will be successful in doing so. Credit ratings of debt securities provided by rating agencies indicate a measure of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between corporate developments and the time a rating is assigned and updated.

Changing Fixed Income Market Conditions. Following the financial crisis that began in 2007, the Board of Governors of the Federal Reserve System (the “Federal Reserve”) has attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate at or near zero percent. In addition, the Federal Reserve has purchased large quantities of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities on the open market (“Quantitative Easing”). As the Federal Reserve “tapers” or reduces Quantitative Easing, and when the Federal Reserve raises the federal funds rate, there is a risk that interest rates across the U.S. financial system will rise. These policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of a Fund’s investments and share price to decline. To the extent the Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and may lower the Fund’s performance. The liquidity levels of the Fund’s portfolio may also be affected.

Bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty.

Bond Ratings. Bond rating agencies may assign modifiers (such as +/–) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without considering the modifier. Please refer to Appendix A for more information about credit ratings.

Lower-Rated Debt Securities

Each Fund may invest in lower-rated fixed-income securities (commonly known as “junk bonds”). The lower ratings reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by a Fund more volatile and could limit a Fund’s ability to sell its securities at prices approximating the values such Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, a Fund at times may be unable to establish the fair value of such securities. Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody’s or S&P (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security’s market value or the liquidity of an investment in the security.

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of a Fund’s fixed-income assets. Conversely, during periods of rising interest rates, the value of a Fund’s fixed-income assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities. Changes by nationally recognized securities rating agencies in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect a Fund’s net asset value. A Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Sub-Advisers will monitor the investment to determine whether its retention will assist in meeting a Fund’s investment objective. Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing.

The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. It is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell these securities when a Sub-Adviser believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value. In order to enforce its rights in the event of a default, a Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer’s obligations on such securities. This could increase a Fund’s operating expenses and adversely affect a Fund’s net asset value. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers. In addition, a Fund’s intention to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”) may limit the extent to which the Fund may exercise its rights by taking possession of such assets. To the extent a Fund invests in securities in the lower rating categories, the achievement of such Fund’s investment objective is more dependent on a Sub-Adviser’s investment analysis than would be the case if the Fund were investing in securities in the higher rating categories.

Over-the-Counter Transactions – Fixed Income Securities

The Funds may enter into over-the-counter (“OTC”) transactions involving fixed income securities. Over-the-Counter (“OTC”) transactions differ from exchange-traded transactions in several respects. OTC transactions are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, OTC transaction pricing is normally done by reference to information from market makers, which information is carefully monitored by the Sub-Advisers and verified in appropriate cases. As OTC transactions are transacted directly with dealers, there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise. Each Fund will seek to enter into OTC transactions only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund. There is also no assurance that a Fund will be able to liquidate an OTC transaction at any time prior to expiration.

Municipal Bonds

The Funds may invest in municipal bonds. Municipal bonds are debt obligations issued by the states, possessions, or territories of the United States (including the District of Columbia) or a political subdivision, public instrumentality, agency, public authority or other governmental unit of such states, possessions, or territories (e.g., counties, cities, towns, villages, districts and authorities). For example, states, possessions, territories and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works, gas, and electric utilities. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Municipal bonds may be general obligation bonds or revenue bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not usually payable from the general taxing power of a municipality. In addition, certain types of “private activity” bonds may be issued by public authorities to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities and for water supply, gas, electricity and waste disposal facilities. Other types of private activity bonds are used to finance the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities. Current federal tax laws place substantial limitations on the size of certain of such issues. In certain cases, the interest on a private activity bond may not be exempt from federal income tax or the alternative minimum tax.

Government Obligations

The Funds may invest in U.S. Government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. Government obligations include securities issued or guaranteed by government-sponsored enterprises.

Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities, including government-sponsored enterprises, where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Inflation-Linked Securities

The Funds may invest in inflation-linked securities. Inflation-linked securities are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-linked securities. However, the current market value of the bonds is not guaranteed, and will fluctuate with market conditions. Investments in other inflation-linked securities may not provide a similar guarantee and the principal amount repaid could be less than the original principal if inflation falls over the period.

The value of inflation-linked securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rise in inflation exceeds the rise in nominal rates, real rates are likely to decline, leading to an increase in the market value of the bonds. Conversely, if the rise in nominal interest rates outpaces the pickup in the rate of inflation, real interest might rise, generating a decline in the market value of the inflation-linked security.

The periodic adjustment of U.S. inflation-linked securities generally is tied to the Consumer Price Index (“CPI”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-linked securities issued by a foreign government are generally adjusted to reflect a comparable country or regional inflation measure calculated by that government. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. Any increase in the principal amount of an inflation-linked security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Inflation-linked securities held by a Fund may experience an increase in original issue value due to inflation-linked adjustments. The inflation-linked growth in the value of these bonds may be reflected in a Fund’s gross income. While inflation-adjusted growth does not result in cash payments to a Fund, the Fund may be required to make distributions to shareholders for any increase in value in excess of the cash actually received by the Fund during the taxable year. A Fund may be required to sell portfolio securities to make these distribution payments. This may lead to higher transaction costs, losses from sale during unfavorable market conditions and higher capital gains taxes. If deflation-linked adjustments decrease the value of inflation-linked securities held by a Fund, income distributions previously made by the Fund during the taxable year may be deemed a return of capital.

FOREIGN INVESTMENTS

The Funds may make foreign investments. Investments in the securities of foreign issuers and other non-U.S. investments may involve risks in addition to those normally associated with investments in the securities of U.S. issuers or other U.S. investments. All foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, and the imposition or tightening of exchange controls and limitations on the repatriation of foreign capital. Other risks stem from potential changes in governmental attitude or policy toward private investment, which in turn raises the risk of nationalization, increased taxation or confiscation of foreign investors’ assets.

The financial problems in global economies over the past several years, including the European sovereign debt crisis, may continue to cause high volatility in global financial markets. In addition, global economies are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact a different country or region. The severity or duration of these conditions may also be affected if one or more countries leave the Euro currency or by other policy changes made by governments or quasi-governmental organizations.

Additional non-U.S. taxes and expenses may also adversely affect each Fund’s performance, including foreign withholding taxes on foreign securities’ dividends. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Foreign companies may be subject to different accounting, auditing and financial reporting standards. To the extent foreign securities held by a Fund are not registered with the SEC or with any other U.S. regulator, the issuers thereof will not be subject to the reporting requirements of the SEC or any other U.S. regulator. Accordingly, less information may be available about foreign companies and other investments than is generally available on issuers of comparable securities and other investments in the United States. Foreign securities and other investments may also trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities and other investments.

Changes in foreign exchange rates will affect the value in U.S. Dollars of any foreign currency-denominated securities and other investments held by the Funds. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from any foreign securities and other investments will be received and realized in foreign currencies, and each Fund is required to compute and distribute income in U.S. Dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. Dollar occurring after a Fund’s income has been earned and computed in U.S. Dollars may require such Fund to liquidate portfolio securities or other investments to acquire sufficient U.S. Dollars to make a distribution. Similarly, if the exchange rate declines between the time a Fund incurs expenses in U.S. Dollars and the time such expenses are paid, such Fund may be required to liquidate additional portfolio securities or other investments to purchase the U.S. Dollars required to meet such expenses.

Each Fund may purchase foreign bank obligations. In addition to the risks described above that are generally applicable to foreign investments, the investments that a Fund makes in obligations of foreign banks, branches or subsidiaries may involve further risks, including differences between foreign banks and U.S. banks in applicable accounting, auditing and financial reporting standards, and the possible establishment of exchange controls or other foreign government laws or restrictions applicable to the payment of certificates of deposit or time deposits that may affect adversely the payment of principal and interest on the securities and other investments held by a Fund.

Emerging Markets

Each Fund may invest in companies organized or doing substantial business in emerging market countries or developing countries as defined by the World Bank, International Financial Corporation or the MSCI, Inc. emerging market indices or other comparable indices. Developing countries may impose restrictions on a Fund’s ability to repatriate investment income or capital. Even where there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of a Fund.

Some of the currencies in emerging markets have experienced devaluations relative to the U.S. Dollar, and major adjustments have been made periodically in certain of such currencies. Certain developing countries face serious exchange constraints.

Governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies. Therefore, government actions in the future could have a significant effect on economic conditions in developing countries, which could affect the private sector companies in which a Fund invests.

Floating Rate, Inverse Floating Rate and Index Obligations

A Fund may invest in debt securities with interest payments or maturity values that are not fixed, but float in conjunction with (or inversely to) an underlying index or price. These securities may be backed by sovereign or corporate issuers, or by collateral such as mortgages. The indices and prices upon which such securities can be based include interest rates, currency rates and commodities prices. Floating rate securities pay interest according to a coupon which is reset periodically. The reset mechanism may be formula based, or reflect the passing through of floating interest payments on an underlying collateral pool. Inverse floating rate securities are similar to floating rate securities except that their coupon payments vary inversely with an underlying index by use of a formula. Inverse floating rate securities tend to exhibit greater price volatility than other floating rate securities. Interest rate risk and price volatility on inverse floating rate obligations can be high, especially if leverage is used in the formula. Index securities pay a fixed rate of interest, but have a maturity value that varies by formula, so that when the obligation matures a gain or loss may be realized. The risk of index obligations depends on the volatility of the underlying index, the coupon payment and the maturity of the obligation.

Depositary Receipts

The Funds may invest in depository receipts. American Depositary Receipts (“ADRs”) are negotiable receipts issued by a U.S. bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company’s office or agent in a foreign country. European Depositary Receipts (“EDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. Global Depositary Receipts (“GDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. Canadian Depositary Receipts (“CDRs”) are negotiable receipts issued by a Canadian bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company’s office or agent in a foreign country.

Investing in ADRs, EDRs, GDRs, and CDRs presents risks that may not be equal to the risk inherent in holding the equivalent shares of the same companies that are traded in the local markets even though a Fund will purchase, sell and be paid dividends on ADRs in U.S. Dollars. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability. A Fund may be required to pay foreign withholding or other taxes on certain ADRs, EDRs, GDRs, or CDRs that it owns, but investors may or may not be able to deduct their pro-rata share of such taxes in computing their taxable income, or take such shares as a credit against their U.S. federal income tax. See “Federal Income Tax Matters.” ADRs, EDRs, GDRs, and CDRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs, EDRs, GDRs, and CDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. Unsponsored ADRs, EDRs, GDRs, and CDRs are offered by companies which are not prepared to meet either the reporting or accounting standards of the United States. While readily exchangeable with stock in local markets, unsponsored ADRs, EDRs, GDRs, and CDRs may be less liquid than sponsored ADRs, EDRs, GDRs, and CDRs. Additionally, there generally is less publicly available information with respect to unsponsored ADRs, EDRs, GDRs, and CDRs.

REAL ESTATE INVESTMENT TRUSTS (“REITs”)

The Funds may invest in REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of principal and interest payments. Similar to investment companies such as each Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. Each Fund will indirectly bear its proportionate share of expenses incurred by REITs in which a Fund invests in addition to the expenses incurred directly by a Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

REITs may fail to qualify for the favorable federal income tax treatment generally available to them under the Code and may fail to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

WARRANTS AND RIGHTS

The Funds may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle (but do not obligate) the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by a Sub-Adviser. Rights are similar to warrants but typically have a shorter duration and are issued by a company to existing stockholders to provide those holders the right to purchase additional shares of stock at a later date. Warrants and rights do not have voting rights, do not earn dividends, and do not entitle the holder to any rights with respect to the assets of the company that has issued them. They do not represent ownership of the underlying companies but only the right to purchase shares of those companies at a specified price on or before a specified exercise date. Warrants and rights tend to be more volatile than the underlying stock, and if at a warrant’s expiration date the stock is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if at the expiration date the stock is trading at a price higher than the price set in the warrant or right, a Fund can acquire the stock at a price below its market value. The prices of warrants and rights do not necessarily parallel the prices of the underlying securities. An investment in warrants or rights may be considered speculative.

INVESTMENT COMPANY SECURITIES

Each Fund may invest in shares of other investment companies (each, an “Underlying Fund”), including open-end funds, closed-end funds, UITs and ETFs, to the extent permitted by the applicable law and subject to certain restrictions set forth in this SAI.

Under Sections 12(d)(1)(A) and 12(d)(1)(B) of the 1940 Act, a Fund and any companies controlled by the Fund may hold securities of an Underlying Fund in amounts which (i) do not exceed 3% of the total outstanding voting stock of such Underlying Fund, (ii) do not exceed 5% of the value of the Fund’s total assets and (iii) when added to all other Underlying Fund securities held by the Fund, do not exceed 10% of the value of the Fund’s total assets. The Fund may exceed these limits when permitted by SEC order or other applicable law or regulatory guidance, such as is the case with many ETFs.

Generally, under Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act and SEC rules adopted pursuant to the 1940 Act, each Fund may acquire the securities of affiliated and unaffiliated Underlying Funds subject to the following guidelines and restrictions:

•
A Fund may own an unlimited amount of the securities of any registered open-end fund or registered UIT that is affiliated with the Fund, so long as any such Underlying Fund has a policy that prohibits it from acquiring any securities of registered open-end funds or registered UITs in reliance on certain sections of the 1940 Act.

•	A Fund and its “affiliated persons” may own up to 3% of the outstanding stock of any fund, subject to the following restrictions:

i.
the Fund and each Underlying Fund, in the aggregate, may not charge a sales load greater than the limits set forth in Rule 2830(d)(3) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) applicable to funds of funds;

ii.	each Underlying Fund is not obligated to redeem more than 1% of its total outstanding securities during any period less than 30 days; and

iii.
the Fund is obligated either to (i) seek instructions from its shareholders with regard to the voting of all proxies with respect to the Underlying Fund and to vote in accordance with such instructions, or (ii) to vote the shares of the Underlying Fund held by the Fund in the same proportion as the vote of all other shareholders of the Underlying Fund.

Acquired funds typically incur fees that are separate from those fees incurred directly by a Fund. Each Fund’s purchase of such investment company securities results in the layering of expenses as Fund shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to certain leverage risks. The net asset value and market value of leveraged securities will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged securities. Investment companies may have investment policies that differ from those of the Funds.

Under certain circumstances an open-end investment company in which a Fund invests may determine to make payment of a redemption by the Fund wholly or in part by a distribution in kind of securities from its portfolio, instead of in cash. As a result, a Fund may hold such securities until a Sub-Adviser determines it is appropriate to dispose of them. Such disposition will impose additional costs on the Fund.

Investment decisions by the investment advisers to the registered investment companies in which a Fund invests are made independently of the Fund. At any particular time, one Underlying Fund may be purchasing shares of an issuer whose shares are being sold by another Underlying Fund. As a result, under these circumstances a Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.

Mortgage-Backed Securities

The Funds may invest in mortgage-backed securities and derivative mortgage-backed securities (in both cases involving residential and/or commercial mortgages), and may also invest in “principal only” and “interest only” components. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. As with other debt securities, mortgage-backed securities are subject to credit risk and interest rate risk. However, the yield and maturity characteristics of mortgage-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may normally be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. The relationship between prepayments and interest rates may give some mortgage-backed securities less potential for growth in value than conventional fixed-income securities with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by a Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. If interest rates rise, borrowers may prepay mortgages more slowly than originally expected. This may further reduce the market value of mortgage-backed securities and lengthen their durations. Because of these and other reasons, a mortgage-backed security’s total return, maturity and duration may be difficult to predict precisely.

Mortgage-backed securities come in different classes that have different risks. Junior classes of mortgage-backed securities are designed to protect the senior class investors against losses on the underlying mortgage loans by taking the first loss if there are liquidations among the underlying loans. Junior classes generally receive principal and interest payments only after all required payments have been made to more senior classes. If a Fund invests in junior classes of mortgage-related securities, it may not be able to recover all of its investment in the securities it purchases. In addition, if the underlying mortgage portfolio has been overvalued, or if mortgage values subsequently decline, a Fund may suffer significant losses. Investments in mortgage-backed securities involve the risks of interruptions in the payment of interest and principal (delinquency) and the potential for loss of principal if the property underlying the security is sold as a result of foreclosure on the mortgage (default). These risks include the risks associated with direct ownership of real estate, such as the effects of general and local economic conditions on real estate values, the conditions of specific industry segments, the ability of tenants to make lease payments and the ability of a property to attract and retain tenants, which in turn may be affected by local market conditions such as oversupply of space or a reduction of available space, the ability of the owner to provide adequate maintenance and insurance, energy costs, government regulations with respect to environmental, zoning, rent control and other matters, and real estate and other taxes. If the underlying borrowers cannot pay their mortgage loans, they may default and the lenders may foreclose on the property.

The ability of borrowers to repay mortgage loans underlying mortgage-backed securities will typically depend upon the future availability of financing and the stability of real estate values. For mortgage loans not guaranteed by a government agency or other party, the only remedy of the lender in the event of a default is to foreclose upon the property. If borrowers are not able or willing to pay the principal balance on the loans, there is a good chance that payments on the related mortgage-related securities will not be made. Certain borrowers on underlying mortgages may become subject to bankruptcy proceedings, in which case the value of the mortgage-backed securities may decline.

Asset-Backed Securities

The Funds may invest in asset-backed securities that, through the use of trusts and special purpose vehicles, are securitized with various types of assets, such as automobile receivables, credit card receivables and home-equity loans in pass- through structures similar to the mortgage-related securities described above. In general, the collateral supporting asset-backed securities is of shorter maturity than the collateral supporting mortgage loans and is less likely to experience substantial prepayments. However, asset-backed securities are not backed by any governmental agency. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, some issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. The impairment of value of collateral or other assets underlying an asset-based security, such as a result of non-payment of loans or non-performance of other collateral or underlying assets, may reduce the value of such asset-based security and result in losses to a Fund.

Bank Loans and Loan Participations

The Funds may invest in bank loans and loan participations. Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. However, because the trading market for certain corporate loans may be less developed than the secondary market for bonds and notes, a Fund may experience difficulties in selling its corporate loans. A Fund may make certain corporate loan investments as part of a broader group of lenders (together often referred to as a “syndicate”) that is represented by a leading financial institution (or agent bank). The syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems or is terminated, a Fund may not recover its investment or recovery may be delayed. Corporate loans may be denominated in currencies other than U.S. Dollars and are subject to the credit risk of nonpayment of principal or interest. Further, substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid or lose all or substantially all of its value subsequent to investment. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit a Fund’s rights to the collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

The Funds may also invest in second lien loans (secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral) and unsecured loans. Holders’ claims under unsecured loans are subordinated to claims of creditors holding secured indebtedness and possibly other classes of creditors holding unsecured debt. Unsecured loans have a greater risk of default than secured loans, particularly during periods of deteriorating economic conditions. Also, since they do not afford the lender recourse to collateral, unsecured loans are subject to greater risk of nonpayment in the event of default than secured loans. Many such loans are relatively illiquid and may be difficult to value.

Some bank loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the bank loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of the bank loans, including, in certain circumstances, invalidating such bank loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect Fund performance.

Indebtedness of companies whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Some companies may never pay off their indebtedness or pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.

Investments in bank loans through a direct assignment of the financial institution’s interest with respect to the bank loan may involve additional risks. For example, if a secured bank loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as a co-lender. A Fund generally will treat the corporate borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers”.

Bank loans may be structured to include both term loans, which are generally fully funded at the time of investment, and revolving credit facilities, which would require a Fund to make additional investments in the bank loans as required under the terms of the credit facility at the borrower’s demand.

A financial institution’s employment as agent bank may be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement would remain available to the holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund may incur certain costs and delays in realizing payments on a bank loan or loan participation and could suffer a loss of principal and/or interest.

SHORT-TERM INVESTMENTS

The Funds may invest in any of the following securities and instruments:

Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits. Each Fund may acquire certificates of deposit, bankers’ acceptances and time deposits in U.S. Dollar or foreign currencies. Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. The commercial banks issuing these short-term instruments which a Fund may acquire must, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government. If a Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred if a Fund invests only in debt obligations of U.S. domestic issuers. See “Foreign Investments” above. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located, the possible confiscation or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which may adversely affect the payment of principal and interest on these securities.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds and the interest income generated from lending operations. General economic conditions and the quality of loan portfolios affect the banking industry.

As a result of federal and state laws and regulations, domestic banks are required to maintain specified levels of reserves, limited in the amount that they can loan to a single borrower, and are subject to regulations designed to promote financial soundness. However, such laws and regulations may not necessarily apply to foreign banks, thereby affecting the risk involved in bank obligations that a Fund may acquire.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment strategies and policies stated above and in the Prospectus, a Fund may invest in interest-bearing time deposits or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations. Each Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

Commercial Paper, Short-Term Notes and Other Corporate Obligations. Each Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Each Fund’s investment in commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by a Sub-Adviser to be of comparable quality. These rating symbols are described in Appendix A.

Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations, i.e., credit risk. A Sub-Adviser may actively expose a Fund to credit risk. However, there can be no guarantee that a Sub-Adviser will be successful in making the right selections and thus fully mitigate the impact of credit risk changes on a Fund.

OTHER INVESTMENT STRATEGIES, POLICIES AND RISKS

MARKET CONDITIONS

The equity and debt capital markets in the United States and internationally experienced unprecedented volatility from 2008 through 2012. These conditions caused a significant decline in the value and liquidity of many securities and other instruments. It is impossible to predict whether such conditions will recur. Because such situations may be widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of such events.

FOREIGN CURRENCY TRANSACTIONS

Each Fund may conduct foreign currency exchange transactions either on a spot, i.e., cash, basis at the prevailing rate in the foreign exchange market or by entering into a forward foreign currency contract. A forward foreign currency contract (“forward contract”) involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are considered to be derivatives. A Fund enters into forward contracts in order to “lock in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. In addition, a Fund may enter into forward contracts to hedge against risks arising from securities a Fund owns or anticipates purchasing or the U.S. Dollar value of interest and dividends paid on those securities.

If a Fund delivers the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency by selling some of the Fund’s assets that are denominated in that specific currency. A Fund may close out a forward contract obligating it to purchase a foreign currency by selling an offsetting contract, in which case it will realize a gain or a loss.

Foreign currency transactions involve certain costs and risks. A Fund incurs foreign exchange expenses in converting assets from one currency to another. Forward contracts involve a risk of loss if a Sub-Adviser is inaccurate in predicting currency movements. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of forward contract amounts and the value of the securities involved is generally not possible. Accordingly, it may be necessary for a Fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward contract and the decision is made to sell the security and deliver the foreign currency. The use of forward contracts as a hedging technique does not eliminate the fluctuation in the prices of the underlying securities the Fund owns or intends to acquire, but it fixes a rate of exchange in advance. Although forward contracts can reduce the risk of loss if the values of the hedged currencies decline, these instruments also limit the potential gain that might result from an increase in the value of the hedged currencies.

There is no systematic reporting of last sale information for foreign currencies, and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market. The interbank market in foreign currencies is a global around-the-clock market. Since foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, a Fund may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots. A Fund may take positions in options on foreign currencies in order to hedge against the risk of foreign exchange fluctuation on foreign securities the Fund holds in its portfolio or which it intends to purchase.

CLOSED-END FUNDS

Each Fund may invest in shares of closed-end funds. Investments in closed-end funds are subject to various risks, including reliance on management’s ability to meet the closed-end fund’s investment objective and to manage the closed-end fund portfolio; fluctuation in the net asset value of closed-end fund shares compared to the changes in the value of the underlying securities that the closed-end fund owns; and bearing a pro rata share of the management fees and expenses of each underlying closed-end fund resulting in a Fund’s shareholders being subject to higher expenses than if he or she invested directly in the closed-end fund(s).

DEBT SECURITIES

Sovereign Debt Obligations

Each Fund may invest in sovereign debt obligations, which are securities issued or guaranteed by foreign governments, governmental agencies or instrumentalities and political subdivisions, including debt of developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

SHORT SALES

The Funds may seek to hedge investments or realize additional gains through the use of short sales. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by a Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. A Fund also may be required to pay a premium to borrow a security, which would increase the cost of the security sold short. Although a Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

The broker-dealer will retain the net proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out.

When a Sub-Adviser believes that the price of a particular security held by a Fund may decline, it may make “short sales against the box” to hedge the unrealized gain on such security. Selling short against the box involves selling a security which a Fund owns for delivery at a specified date in the future. A Fund will incur transaction costs to open, maintain and close short sales against the box.

To the extent a Fund sells securities short (except in the case of short sales “against the box”), it is required to segregate an amount of cash or liquid securities on its records equal to the market price of the securities sold short. The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account is at least equal to the market value of the securities sold short. Segregated securities cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. As a result, there is the possibility that segregation of a large percentage of a Fund’s assets could affect its portfolio management.

DERIVATIVES

Each Fund may utilize a variety of derivatives contracts, such as futures, options, swaps and forward contracts, both for investment purposes and for hedging purposes. Hedging involves special risks including the possible default by the other party to the transaction, illiquidity and, to the extent a Sub-Adviser’s assessment of certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if hedging had not been used. Nonetheless, with respect to certain investment positions, a Fund may not be sufficiently hedged against market fluctuations, in which case an investment position could result in a loss greater than if a Sub-Adviser had been sufficiently hedged with respect to such position.

The Sub-Advisers will not, in general, attempt to hedge all market or other risks inherent in a Fund’s positions, and may hedge certain risks, if at all, only partially. Specifically, a Sub-Adviser may choose not, or may determine that it is economically unattractive, to hedge certain risks, either in respect of particular positions or in respect of a Fund’s overall portfolio. Moreover, it should be noted that a Fund’s portfolio always will be exposed to unidentified systematic risk factors and to certain risks that cannot be completely hedged, such as credit risk (relating both to particular securities and to counterparties). A Fund’s portfolio composition may result in various directional market risks remaining unhedged, although a Sub-Adviser may rely on diversification to control such risks to the extent that a Sub-Adviser believes it is desirable to do so.

Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet fully known and may not be for some time. New regulations could adversely affect the value, availability and performance of certain derivative instruments, may make them more costly, and may limit or restrict their use by the Funds.

Certain additional risk factors related to derivatives are discussed below:

Derivatives Risk. Under recently adopted rules by the CFTC, transactions in some types of interest rate swaps and index credit default swaps on North American and European indices will be required to be cleared. In a cleared derivatives transaction, a Fund’s counterparty is a clearing house (such as CME Clearing, ICE Clearing or LCH Clearnet), rather than a bank or broker. Since each Fund is not a member of clearing houses and only members of a clearing house can participate directly in the clearing house, the Funds will hold cleared derivatives through accounts at clearing members, who are futures commission merchants that are members of the clearing houses and who have the appropriate regulatory approvals to engage in swap transactions. The Funds will make and receive payments owed under cleared derivatives transactions (including margin payments) through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house. In contrast to bilateral derivatives transactions, following a period of advance notice to the Funds, clearing members generally can require termination of existing cleared derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of a Fund to pursue its investment strategy. Also, each Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that a Sub-Adviser expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Funds and their clearing members generally provides that the clearing members will accept for clearing all transactions submitted for clearing that are within credit limits specified by the clearing members in advance, a Fund could be subject to this execution risk if the Fund submits for clearing transactions that exceed such credit limits, if the clearing house does not accept the transactions for clearing, or if the clearing members do not comply with their agreement to clear such transactions. In that case, the transaction might have to be terminated, and a Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction. In addition, new regulations could, among other things, restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or increasing margin or capital requirements. If a Fund is not able to enter into a particular derivatives transaction, the Fund’s investment performance and risk profile could be adversely affected as a result.

Counterparty Risk. Counterparty risk with respect to OTC derivatives may be affected by new regulations promulgated by the CFTC and SEC affecting the derivatives market. As described under “Derivatives Risk” above, some derivatives transactions will be required to be cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivative transaction. Clearing members are required to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing broker on a commingled basis in an omnibus account, which may also invest those funds in certain instruments permitted under the applicable regulations. The assets of a Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class. Also, the clearing member transfers to the clearing house the amount of margin required by the clearing house for cleared derivatives transactions, which amounts are generally held in an omnibus account at the clearing house for all customers of the clearing member. For commodities futures positions, the clearing house may use all of the collateral held in the clearing member’s omnibus account to meet a loss in that account, without regard to which customer in fact supplied that collateral. Accordingly, in addition to bearing the credit risk of its clearing member, each customer to a futures transaction also bears “fellow customer” risk from other customers of the clearing member. However, with respect to cleared swaps positions, recent regulations promulgated by the CFTC require that the clearing member notify the clearing house of the amount of initial margin provided by the clearing member to the clearing house that is attributable to each customer. Because margin in respect of cleared swaps must be earmarked for specific clearing member customers, the clearing house may not use the collateral of one customer to cover the obligations of another customer. However, if the clearing member does not provide accurate reporting, a Fund is subject to the risk that a clearing house will use the Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, a clearing member may generally choose to provide to the clearing house the net amount of variation margin required for cleared swaps for all of the clearing member’s customers in the aggregate, rather than the gross amount of each customer. Each Fund is therefore subject to the risk that a clearing house will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default.

Options on Securities and Securities Indices

The Funds may invest in options on securities and stock indices. A call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A put option would entitle a Fund, in return for the premium paid, to sell specified securities during the option period. Each Fund may invest in both European-style or American-style options. A European-style option is only exercisable immediately prior to its expiration. American-style options are exercisable at any time prior to the expiration date of the option.

Writing Call Options. Each Fund may write covered call options. A call option is “covered” if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amounts as held in a segregated account by a Fund’s custodian). The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

Effecting a closing transaction in a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of a Fund. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

A Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. A Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to a Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

If a Fund were assigned an exercise notice on a call it has written, it would be required to liquidate portfolio securities in order to satisfy the exercise, unless it has other liquid assets that are sufficient to satisfy the exercise of the call. If the Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time it is able to sell securities in its portfolio.

In addition to covered call options, each Fund may write uncovered (or “naked”) call options on securities, including shares of ETFs, and indices; however, SEC rules require that a Fund segregates assets on its books and records with a value equal to the value of the securities or the index that the holder of the option is entitled to call. Segregated securities cannot be sold while the option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund’s assets could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.

Writing Covered Index Call Options. Each Fund may sell index call options. Each Fund may also execute a closing purchase transaction with respect to the option it has sold and then sell another option with either a different exercise price and/or expiration date. A Fund’s objective in entering into such closing transactions is to increase option premium income, to limit losses or to protect anticipated gains in the underlying stocks. The cost of a closing transaction, while reducing the premium income realized from the sale of the option, should be offset, at least in part, by the appreciation in the value of the underlying index, and by the opportunity to realize additional premium income from selling a new option.

When a Fund sells an index call option, it does not deliver the underlying stocks or cash to the broker through whom the transaction is effected. In the case of an exchange-traded option, a Fund establishes an escrow account. The Funds’ custodian (or a securities depositary acting for the custodian) acts as each Fund’s escrow agent. The escrow agent enters into documents known as escrow receipts with respect to the stocks included in a Fund (or escrow receipts with respect to other acceptable securities). The escrow agent releases the stocks from the escrow account when the call option expires or a Fund enters into a closing purchase transaction. Until such release, the underlying stocks cannot be sold by a Fund. Each Fund may enter into similar collateral arrangements with the counterparty when it sells OTC index call options.

When a Fund sells an index call option, it is also required to “cover” the option pursuant to requirements enunciated by the staff of the SEC. The staff has indicated that a mutual fund may “cover” an index call option by (1) owning and holding for the term of the option a portfolio of stocks substantially replicating the movement of the index underlying the call option; (2) purchasing an American-style call option on the same index with an exercise price not greater than the exercise price of the written option; or (3) establishing and maintaining for the term of the option a segregated account consisting of cash, U.S. Government securities or other high-grade debt securities, equal in value to the aggregate contract price of the call option (the current index value times the specific multiple) but not less than the strike price of the call. A Fund generally “covers” the index options it has sold by owning and holding stocks substantially replicating the movement of the applicable index. As an alternative method of “covering” the option, a Fund may purchase an appropriate offsetting option.

The purchaser of an index call option sold by a Fund may exercise the option at a price fixed as of the closing level of the index on exercise date. Unless a Fund has liquid assets sufficient to satisfy the exercise of the index call option, a Fund would be required to liquidate portfolio securities to satisfy the exercise. The market value of such securities may decline between the time the option is exercised and the time a Fund is able to sell the securities. For example, even if an index call which the Fund has written is “covered” by an index call held by the Fund with the same strike price, it will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the Options Clearing Corporation and the close of trading on the date the Fund exercises the call it holds or the time it sells the call, which in either case would occur no earlier than the day following the day the exercise notice was filed. If a Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 5% of a Fund’s total assets) pending settlement of the sale of the portfolio securities and thereby incur interest charges. If trading is interrupted on the index, a Fund would not be able to close out its option positions.

Risks of Transactions in Options. There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying securities and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation in value than an investment in the underlying securities themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not be adequate to handle current trading volume at all times; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the requirements of the Code, for qualification of a Fund as a regulated investment company.

Over-the-Counter Options. Each Fund may engage in transactions involving OTC options as well as exchange-traded options. Certain additional risks are specific to OTC options. Each Fund may engage a clearing corporation to exercise exchange-traded options, but if a Fund purchased an OTC option, it must then rely on the dealer from which it purchased the option if the option is exercised. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while OTC options may not. Consequently, each Fund may generally be able to realize the value of an OTC option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when a Fund writes an OTC option, the Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While a Fund will seek to enter into OTC options only with dealers who will agree to and are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that a Fund will at any time be able to liquidate an OTC option at a favorable price at any time prior to expiration. Unless a Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, a Fund may be unable to liquidate an OTC option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to a Fund. For example, since each Fund must maintain a secured position with respect to any call option on a security it writes, a Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

The SEC has taken the position that purchased OTC options are illiquid securities. Each Fund may treat the cover used for written OTC options as liquid if the dealer agrees that the Fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, a Fund will treat OTC options as subject to the Fund’s limitation on illiquid securities. If the SEC changes its position on the liquidity of OTC options, each Fund will change the treatment of such instruments accordingly.

Stock Index Options. Each Fund may invest in options on indices, including broad-based security indices. Puts and calls on indices are similar to puts and calls on other investments except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, if a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying index. A Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities or instruments similar to those on which the underlying index is based. However, a Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities or instruments as underlie the index and, as a result, bears a risk that the value of the securities or instruments held will vary from the value of the index.

Even if a Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, a Fund as the call writer will not learn of the assignment until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security or instrument, such as common stock, because there the writer’s obligation is to deliver the underlying security or instrument, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security or instrument, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds investments that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those investments against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure by holding security or instrument positions.

If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, a Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

Futures and Options on Futures

Each Fund may use interest rate, foreign currency, index and other futures contracts. Each Fund may use options on futures contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract originally was written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made. A public market exists in futures contracts covering a number of indices, as well as financial instruments, including, without limitation: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian Dollar; the Canadian Dollar; the British Pound; the Japanese Yen; the Swiss Franc; the Mexican Peso; and certain multinational currencies, such as the Euro. It is expected that other futures contracts will be developed and traded in the future.

Each Fund may purchase and write (sell) call and put futures options. Futures options possess many of the same characteristics as options on securities and indices (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price upon expiration of, or at any time during the period of, the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its futures commission merchant a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A Fund expects to earn taxable interest income on its initial margin deposits.

A Fund, as a writer of an option, may have no control over whether the underlying futures contracts may be sold (call) or purchased (put) and as a result, bears the market risk of an unfavorable change in the valuation of the futures contracts underlying the written option A Fund, as a purchaser of an option, bears the risk that the counterparties to the option may not have the ability to meet the terms of the option contract.

Futures and options on futures are regulated by the Commodity Futures Trading Commission (“CFTC”). Each Fund invests in futures, options on futures and other instruments subject to regulation by the CFTC in reliance upon and in accordance with CFTC Regulation 4.5. Under Regulation 4.5, if a Fund uses futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase of a new position are “in-the-money”) may not exceed 5% of a Fund’s net asset value, or alternatively, the aggregate net notional value of those positions at the time may not exceed 100% of a Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). The Trust, on behalf of each Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with CFTC Regulation 4.5. Therefore, as of the date of this SAI, neither the Trust nor a Fund is deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act (“CEA”), and they are not subject to registration or regulation as such under the CEA. As of the date of this SAI, neither the Adviser nor the Sub-Advisers are deemed to be a “commodity pool operator” or “commodity trading advisor” with respect to the advisory services it provides to each Fund. In the future, if a Fund’s use of futures, options on futures, or swaps requires the Adviser and Sub-Advisers to register as a commodity pool operator with the CFTC with respect to the Funds, the Adviser and Sub-Advisers will do so at that time.

A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, a Fund will mark to market its open futures positions. Each Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by a Fund. Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, a Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, a Fund realizes a capital loss. The transaction costs also must be included in these calculations.

Each Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet a Fund’s immediate obligations. A Fund may use the same liquid assets to cover both the call and put options if the exercise price of the call and put are the same, or if the exercise price of the call is higher than that of the put. In such cases, a Fund also will segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

With respect to options and futures contracts that are cash settled, a Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations under the contracts (less any amounts the Fund has posted as margin), if any, rather than the full notional value. In the case of options and futures contracts that are not cash settled, a Fund will set aside liquid assets equal to the full notional value of the contracts (less any amounts the Fund has posted as margin), while the positions are open.

Stock Index Futures

Each Fund may invest in stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to accept), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

Swap Transactions

Each Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. A Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations or to protect against any increase in the price of securities it anticipates purchasing at a later date. Swaps may be used in conjunction with other instruments to offset interest rate, currency or other underlying risks. For example, interest rate swaps may be offset with “caps,” “floors” or “collars.” A “cap” is essentially a call option which places a limit on the amount of floating rate interest that must be paid on a certain principal amount. A “floor” is essentially a put option which places a limit on the minimum amount that would be paid on a certain principal amount. A “collar” is essentially a combination of a long cap and a short floor where the limits are set at different levels.

A Fund will usually enter into swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. To the extent obligations created thereby may be deemed to constitute senior securities, a Fund will maintain required collateral in a segregated account consisting of U.S. Government securities or cash or cash equivalents.

Total Return Swaps. Each Fund may enter into total return swap contracts for investment purposes. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indices during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swaps may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market, including in cases in which there may be disadvantages associated with direct ownership of a particular security. In a typical total return equity swap, payments made by a Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

Credit Default Swaps. Each Fund may enter into credit default swap transactions for investment purposes. A credit default swap may have as reference obligations one or more securities that are not currently held by a Fund. A Fund may be either the buyer or seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a seller, a Fund would generally receive an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full face amount of deliverable obligations of the reference obligations that may have little or no value. The notional value of the credit default swap will be used to segregate liquid assets for selling protection on credit default swaps. If a Fund were a buyer and no credit event occurs, the Fund would recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation that may have little or no value. When a Fund buys credit default swaps it will segregate an amount at least equal to the amount of any accrued premium payment obligations including amounts for early terminations. The use of swap transactions by a Fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap transaction. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap transactions have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

Each Fund may also purchase credit default swap contracts in order to hedge against the risk of default of the debt of a particular issuer or basket of issuers, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to a Fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce a Fund’s return.

Currency Swaps. Each Fund may enter into currency swap transactions for investment purposes. Currency swaps are similar to interest rate swaps, except that they involve multiple currencies. A Fund may enter into a currency swap when it has exposure to one currency and desires exposure to a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. In addition to paying and receiving amounts at the beginning and termination of the agreements, both sides will also have to pay in full periodically based upon the currency they have borrowed. Change in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

Interest Rate Swaps. Each Fund may enter into an interest rate swap in an effort to protect against declines in the value of fixed income securities held by a Fund. In such an instance, a Fund may agree to pay a fixed rate (multiplied by a notional amount) while a counterparty agrees to pay a floating rate (multiplied by the same notional amount). If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value.

Options on Swaps. The Funds may enter into options on swap agreements. An option on a swap agreement, or a “swaption,” is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. In return, the purchaser pays a “premium” to the seller of the contract. The seller of the contract receives the premium and bears the risk of unfavorable changes on the underlying swap. Each Fund may write (sell) and purchase put and call swaptions. Each Fund may also enter into swaptions on either an asset-based or liability-based basis, depending on whether a Fund is hedging its assets or its liabilities. Each Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. A Fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its holdings, as a duration management technique, to protect against an increase in the price of securities the Fund anticipates purchasing at a later date, or for any other purposes, such as for speculation to increase returns. Swaptions are generally subject to the same risks involved in a Fund’s use of options.

Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Over-the-Counter Derivatives Transactions

The Funds may enter into OTC derivatives transactions. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law on July 21, 2010, established a new statutory framework that comprehensively regulated the OTC derivatives markets for the first time. Key Dodd-Frank Act provisions relating to OTC derivatives require rulemaking by the SEC and the CFTC, not all of which has been proposed or finalized as at the date of this SAI. Prior to the Dodd-Frank Act, the OTC derivatives markets were traditionally traded on a bilateral basis (so-called “bilateral OTC transactions”). Now certain OTC derivatives contracts are required to be centrally cleared and traded on exchanges or electronic trading platforms called swap execution facilities (“SEFs”).

Bilateral OTC transactions differ from exchange-traded or cleared derivatives transactions in several respects. Bilateral OTC transactions are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, bilateral OTC transaction pricing is normally done by reference to information from market makers, which information is carefully monitored by the Sub-Advisers and verified in appropriate cases. As bilateral OTC transactions are entered into directly with a dealer, there is a risk of nonperformance by the dealer as a result of its insolvency or otherwise. Under recently-adopted CFTC regulations, counterparties of registered swap dealers and major swap participants have the right to elect segregation of initial margin in respect of uncleared swaps. If a counterparty makes such an election, any initial margin that is posted to the swap dealer or major swap participant must be segregated in individual customer accounts held at an independent third party custodian. In addition, the collateral may only be invested in certain categories of instruments identified in the CFTC’s regulations. Agreements covering these segregation arrangements must generally provide for consent by both the counterparty and the swap dealer or major swap participant to withdraw margin from the segregated account. Given these limitations on the use of uncleared swaps collateral, there is some likelihood that the electing counterparty will experience an increase in the costs associated with trading swaps with the relevant swap dealer or major swap participant. Certain other protections apply to a counterparty to uncleared swaps under the CFTC’s regulations even if the counterparty does not elect segregation of its initial margin. These regulations are newly adopted, and it remains unclear whether they will be effective in protecting initial margin in the manner intended in the event of significant market stress or the insolvency of a swap dealer or major swap participant.

Furthermore, a bilateral OTC transaction may only be terminated voluntarily by entering into a closing transaction with the dealer with which a Fund originally dealt. Any such cancellation may require a Fund to pay a premium to that dealer. In those cases in which a Fund has entered into a covered transaction and cannot voluntarily terminate the transaction, the Fund will not be able to sell the underlying security until the transaction expires or is exercised or different cover is substituted. The Funds will seek to enter into OTC transactions only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Funds. There is also no assurance that a Fund will be able to liquidate an OTC transaction at any time prior to expiration.

The requirement to execute certain OTC derivatives contracts on SEFs may offer certain advantages over traditional bilateral OTC trading, such as ease of execution, price transparency, increased liquidity and/or favorable pricing. However, SEF trading may make it more difficult and costly for a Fund to enter into highly tailored or customized transactions and may result in additional costs and risks. Market participants such as the Funds that execute derivatives contracts through a SEF, whether directly or through a broker intermediary, are required to submit to the jurisdiction of the SEF and comply with SEF and CFTC rules and regulations which impose, among other things disclosure and recordkeeping obligations. In addition, a Fund will generally incur SEF or broker intermediary fees when it trades on a SEF. A Fund may also be required to indemnify the SEF or broker intermediary for any losses or costs that may result from the Fund’s transactions on the SEF.

TEMPORARY INVESTMENTS

Each Fund may take temporary defensive measures that are inconsistent with a Fund’s normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by a Sub-Adviser. Such measures could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit; (2) repurchase agreements involving any such securities; and (3) other money market instruments. Each Fund also may invest in shares of money market mutual funds to the extent permitted under applicable law. Money market mutual funds are investment companies, and the investments in those companies by a Fund are in some cases subject to certain fundamental investment restrictions. As a shareholder in a mutual fund, each Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Adviser, with respect to assets so invested. A Fund may not achieve its investment objectives during temporary defensive periods.

Repurchase Agreements

Each Fund may enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, a Fund acquires securities from financial institutions such as banks and broker-dealers deemed to be creditworthy by the Adviser or a Sub-Adviser, subject to the seller’s agreement to repurchase and a Fund’s agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, a Fund will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause a Fund’s rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the 1940 Act.

OTHER STRATEGIES AND RISKS

BORROWING

The Funds may engage in limited borrowing activities. Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. Furthermore, if a Fund were to engage in borrowing, an increase in interest rates could reduce the value of a Fund’s shares by increasing a Fund’s interest expense. Subject to the limitations described under “Investment Limitations” below, each Fund may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of a Fund’s assets and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of a Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of a Fund’s total assets will count against this asset coverage requirement. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if a Fund sells securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Funds’ portfolio. Money borrowed will be subject to interest charges which may or may not be recovered by appreciation of the securities purchased, if any. A Fund also may be required to maintain minimum average balances in connection with such borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

ILLIQUID AND RESTRICTED SECURITIES

Each Fund may invest up to 15% of its net assets in illiquid securities, including (i) securities for which there is no readily available market; (ii) securities in which the disposition would be subject to legal restrictions (so called “restricted securities”); and (iii) repurchase agreements having more than seven days to maturity. However, each Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets. The Trust’s Board of Trustees (the “Board”) or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board has delegated to the Adviser the day-to-day determination of the illiquidity of any security held by a Fund, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board has directed the Adviser to consider such factors as (a) frequency of trading and availability of quotations; (b) the number of dealers willing to purchase or sell the security and the availability of buyers; (c) the willingness of dealers to be market makers in the security; and (d) the nature of trading activity including (i) the time needed to dispose of a position or part of a position and (ii) offer and solicitation methods. A considerable period of time may elapse between a Fund’s decision to sell such securities and the time when the Fund is able to sell them, during which time the value of the securities could decline. Illiquid securities will usually be priced at fair value as determined in good faith by the Board or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, more than 15% of the value of a Fund’s net assets is invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as is deemed advisable, if any, to protect liquidity.

The Funds may invest in restricted securities. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended (the “1933 Act”). Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time a Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities issued pursuant to Rule 144A under the 1933 Act that have a readily available market usually are not deemed illiquid for purposes of this limitation by a Fund. However, investing in Rule 144A securities could result in increasing the level of a Fund’s illiquidity if qualified institutional buyers become, for a time, uninterested in purchasing these securities.

A Fund may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act. 4(2) commercial paper has substantially the same price and liquidity characteristics as commercial paper generally, except that the resale of 4(2) commercial paper is limited to the institutional investor marketplace. Such a restriction on resale makes 4(2) commercial paper technically a restricted security under the 1933 Act. In practice, however, 4(2) commercial paper can be resold as easily as any other unrestricted security held by the Fund. Accordingly, 4(2) commercial paper has been determined to be liquid under procedures adopted by the Board.

LARGE SHAREHOLDER REDEMPTION RISK

Certain account holders may from time to time own (beneficially or of record) or control a significant percentage of a Fund’s shares. Redemptions by these account holders of their shares in a Fund may impact the Fund’s liquidity and net asset value. Such redemptions may also force a Fund to sell securities at a time when it would not otherwise do so, which may increase the Fund’s broker costs and impact shareholder taxes.

LENDING PORTFOLIO SECURITIES

Consistent with applicable regulatory requirements and a Fund’s investment restrictions, each Fund may lend portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that a Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. A Fund will not lend portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. Each Funds loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed 33 1/3% of the value of the Fund’s total assets.

A loan may generally be terminated by the borrower on one business day’s notice, or by a Fund on five business days’ notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice or fails to maintain the requisite amount of collateral, a Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by a Fund’s management to be creditworthy and when the income that can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counterparty to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of a Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on a Fund’s ability to sell the collateral, and the Fund would suffer a loss. When voting or consent rights that accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on a Fund’s investment in such loaned securities. Each Fund will pay reasonable finder’s, administrative and custodial fees in connection with a loan of its securities.

EUROPE

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

The European Union (the “EU”) currently faces major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states, the EU’s resettlement and distribution of refugees, and resolution of the EU’s problematic fiscal and democratic accountability. In addition, one or more countries may abandon the Euro, the common currency of the EU, and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.

In June 2016, the United Kingdom (the “UK”) voted in a referendum to leave the EU. On March 29, 2017, UK Prime Minister Theresa May delivered a letter invoking Article 50 of the Lisbon Treaty and notifying the European Council of the UK’s decision to withdraw from the EU. The letter triggered the two year withdrawal negotiation process, and thus it is anticipated that the UK will leave the EU on or before March 29, 2019.  It is unclear how withdrawal negotiations will be conducted and what the potential consequences may be. In addition, it is possible that measures could be taken to revote on the issue of Brexit, or that portions of the UK could seek to separate and remain a part of the EU.  As a result of the political divisions within the UK, and between the UK and the EU that the referendum vote has highlighted, and the uncertain consequences of a Brexit, the UK and European economies and the broader global economy could be significantly impacted. Potential consequences may result in increased volatility and illiquidity, and potentially lower economic growth on markets in the UK, Europe and globally that could potentially have an adverse effect on the value of a Fund’s investments.

Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of a Fund’s investments due to the interconnected nature of the global economy and capital markets. A Fund may also be susceptible to these events to the extent that a Fund invests in municipal obligations with credit support by non-U.S. financial institutions.

CYBER SECURITY RISK

Investment companies such as the Funds and their service providers may be subject to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other activities, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber attacks affecting the Funds or the Adviser, the Sub-Advisers, the Funds’ custodian or transfer agent, or intermediaries or other third-party service providers may adversely impact the Funds. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Funds’ ability to calculate its net asset value, cause the release of private shareholder information or confidential company information, impede trading, subject the Funds to regulatory fines or financial losses, and cause reputational damage. The Funds may also incur additional costs for cyber security risk management purposes. While the Funds and their service providers have established business continuity plans and risk management systems designed to prevent or reduce the impact of cyber security attacks, such plans and systems have inherent limitations due in part to the ever-changing nature of technology and cyber security attack tactics, and there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Funds cannot control any cyber security plans or systems implemented by their service providers.

Similar types of cyber security risks are also present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause the Funds’ investments in such portfolio companies to lose value.

INVESTMENT RESTRICTIONS

Each Fund has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a “majority” of the outstanding voting securities of a Fund, as defined in the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” of a Fund means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund. Each Fund’s investment objective is a non-fundamental policy and may be changed without shareholder approval.

Each Fund may not:

1.
Issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales or investing in financial futures, swaps, when-issued or delayed delivery securities, or reverse repurchase agreements.

2.	Act as underwriter, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio;

3.
With respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5%

of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

4.
Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry or group of industries (other than securities issued by the U.S. Government, its agencies or instrumentalities);

5.
Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, such as REITs;

6.
Make loans of money, except (a) for purchases of debt securities consistent with the investment policies of the Fund, (b) by engaging in repurchase agreements or, (c) through the loan of portfolio securities in an amount up to 33 1/3% of the Fund’s net assets; or

7.
Purchase or sell commodities or commodity futures contracts (although the Fund may invest in financial futures and in companies involved in the production, extraction, or processing of agricultural, energy, base metals, precious metals, and other commodity-related products).

Each Fund observes the following restriction as a matter of operating but not fundamental policy, pursuant to positions taken by federal regulatory authorities:

Each Fund may not invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities that are not readily marketable and repurchase agreements with more than seven days to maturity.

In addition, each Fund may invest in shares of securities of registered open-end investment companies or registered UITs subject to the limits of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder.

Except with respect to borrowing, if a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Funds will not be considered a violation.

MANAGEMENT OF THE FUNDS

Board of Trustees and Officers

The overall management of the business and affairs of the Trust is vested with its Board of Trustees. The Board consists of four individuals, three of whom are not “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”). The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Adviser, Sub-Advisers, administrator, distributor, custodian and transfer agent. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board, except that the Sub-Advisers are responsible for making day-to-day investment decisions in accordance with the Funds’ investment objective, strategies, and policies, all of which are subject to general supervision by the Board.

The current Trustees and officers of the Trust and their years of birth are listed below with their addresses, present positions with the Trust, term of office with the Trust and length of time served, principal occupations over at least the last five years and other directorships/trusteeships held.

Name, Address[a], Year of Birth and Position(s) with the Trust	Position with the Trust	Term of Office and Length of Time Served[b]	Principal Occupations During the Past Five Years or Longer	Number of Portfolios in Fund Complex Overseen by Trustee[c]	Other Directorship/ Trusteeship Positions held by Trustee During the Past 5 Years
Independent Trustees

Name, Address[a], Year of Birth and Position(s) with the Trust	Position with the Trust	Term of Office and Length of Time Served[b]	Principal Occupations During the Past Five Years or Longer	Number of Portfolios in Fund Complex Overseen by Trustee[c]	Other Directorship/ Trusteeship Positions held by Trustee During the Past 5 Years
David B. Boon (1960)	Trustee	08/2018 to present	Chief Financial Officer and Managing Director, Eagle Capital Management, LLC (since 2018); Chief Financial Officer and Partner, Cedar Capital, LLC (2013 – 2018); Managing Director, Putnam Investment Management, LLC (2000 – 2013).	9	N/A
Donald J. Herrema (1952)	Chairman of the Board and Trustee	08/2018 to present	Vice Chair and Chief Investment Officer, Independent Life Insurance Company (since 2018); Financial Services Executive, Advisor and Founder of BlackSterling Partners, LLC (private investments and advisory firm) (since 2004); Executive Vice Chairman and Senior Advisor at Kennedy Wilson (real estate investment company) (2009 – 2016).	9
Chairman (since 2013) and Director (since 2009), TD Asset Management USA Funds Inc.; Director, Abel Noser Holdings, LLC (since 2016); Member, USC Marshall Business School Board (since 2010); President and Trustee, Christ Church (2008 – 2016); Director, Lepercq de Neuflize (2009 – 2016); Chairman and Trustee Emeritus (since 2014), Trustee (1995 – 2014), Whittier College; Director, FEG Investment Advisors (since 2017); Director, Independent Life Insurance Company (since 2018).

Name, Address[a], Year of Birth and Position(s) with the Trust	Position with the Trust	Term of Office and Length of Time Served[b]	Principal Occupations During the Past Five Years or Longer	Number of Portfolios in Fund Complex Overseen by Trustee[c]	Other Directorship/ Trusteeship Positions held by Trustee During the Past 5 Years
Catherine A. Zaharis (1960)	Trustee	08/2018 to present	Director, Professional/ Employer Development, Finance Department (since 2015), Adjunct Lecturer (since 2010), and Business Director, MBA Finance Career Academy (2008 – 2015), University of Iowa, Tippie College of Business; Chair (2013 – 2016), Director (1999 – 2016), and Investment Committee Member (1999 – 2013) and Chair (2003 – 2013), University of Iowa Foundation.	9	Director, The Vantagepoint Funds (2015 – 2016).
Interested Trustee[d]
Mark D. Goodwin (1964)	Trustee and President	08/2018 to present	Chief Executive Officer, North Square Investments LLC (since July 2018); President and Chief Operating Officer (2015 – July 2018) and Executive Vice President (2014 – 2015), Oak Ridge Investments, LLC; Chief Operating Officer, Amundi Pioneer Asset Management Inc. (2005 – 2014).	9	N/A
Officers of the Trust
Alan E. Molotsky (1956)	Treasurer and Secretary	08/2018 to present
Chief Financial Officer, Chief Compliance Officer, General Counsel and Senior Managing Director, North Square Investments, LLC (since July 2018); Chief Financial Officer, Chief Compliance Officer, General Counsel and Executive Vice President, Oak Ridge Investments LLC (2004 – July 2018).
				N/A	N/A

Name, Address[a], Year of Birth and Position(s) with the Trust	Position with the Trust	Term of Office and Length of Time Served[b]	Principal Occupations During the Past Five Years or Longer	Number of Portfolios in Fund Complex Overseen by Trustee[c]	Other Directorship/ Trusteeship Positions held by Trustee During the Past 5 Years
David J. Gaspar (1954)	Vice President	08/2018 to present
Chief Operations and Information Officer and Senior Managing Director, North Square Investments, LLC (since July 2018); Chief Operations Officer, Chief Information Officer, Chief Information Security Officer and Executive Vice President, Oak Ridge Investments, LLC (2000 – July 2018).
				N/A	N/A
Douglas N. Tyre (1980)	Chief Compliance Officer	09/2018 to present	Assistant Compliance Director, Cipperman Compliance Services, LLC (since 2014); Client Services & Operations Specialist and Senior Associate, Echo Point Investment Management LLC (2010 – 2014).	N/A	N/A

a.	The business address of each Trustee and officer is c/o North Square Investments, LLC, 10 South LaSalle Street, Suite 1925, Chicago, Illinois 60603.

b.	Trustees and officers serve until their successors are duly elected and qualified.

c.
The term “Fund Complex” applies to the nine portfolios that currently comprise the Trust, which consists of the two Funds, the North Square Oak Ridge Small Cap Growth Fund, the North Square International Small Cap Fund, the North Square Dynamic Small Cap Fund, the North Square Oak Ridge Disciplined Growth Fund, the North Square Multi Strategy Fund, the North Square Oak Ridge Dividend Growth Fund, and the North Square Global Resources & Infrastructure Fund.

d.	Mr. Goodwin is considered to be an “interested person” of the Trust as that term is defined in the 1940 Act by virtue of his positions with the Adviser.

Additional Information Concerning The Board of Trustees

Board Leadership Structure

The Board has general oversight responsibility with respect to the operation of the Trust. The Board has engaged the Adviser to manage the Funds and is responsible for overseeing the Adviser and other service providers to the Funds in accordance with the provisions of the 1940 Act and other applicable laws. Subject to the provisions of the Trust’s Declaration of Trust, its By-Laws and Delaware law, the Board has all powers necessary and convenient to carry out these responsibilities, including, among other things, the election and removal of the Trust’s officers.
The Board is currently composed of four members, including three Independent Trustees and one Trustee who is affiliated with the Adviser (the “Interested Trustee”). The Board meets periodically throughout the year to discuss and consider matters concerning the Trust and to oversee the Trust’s activities, including its investment performance, compliance program and risks associated with its activities. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel.

The Board has appointed an Independent Trustee to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairperson may also perform such other functions as may be delegated by the Board from time to time. Except for duties specified herein or pursuant to the Trust’s charter documents, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board generally. The Board has established two standing Committees (described in more detail below) to assist the Board in the oversight and direction of the business and affairs of the Trust, and from time to time may establish additional committees or informal working groups to review and address the policies and practices of the Trust with respect to certain specified matters. The Board reviews its structure regularly as part of its annual self-assessment. The Board has determined that its current leadership structure is appropriate in light of the characteristics and circumstances of the Trust because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances effective oversight. The leadership structure of the Board may be changed at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.

Board Oversight of Risk Management

The Board oversees risk as part of its general oversight of the Funds. The Board has emphasized to the Adviser, Sub-Advisers and other service providers the importance of maintaining vigorous risk management programs and procedures. The Funds are subject to a number of risks, including investment, compliance, financial, operational, and valuation risks, among others. Under the overall supervision of the Board, the Adviser, Sub-Advisers and other service providers perform risk management as part of the day-to-day operations of the Funds. Each of the Adviser, Sub-Advisers and other service providers have their own independent interest in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their individual priorities, resources and controls. The Board has appointed a Chief Compliance Officer for the Trust who oversees the implementation and testing of the Funds’ compliance program and regularly reports to the Board regarding compliance matters for the Funds and their principal service providers. The Board recognizes that it is not possible to identify all of the risks that may affect a Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board and Committee activities. Various personnel, including the Trust’s Chief Compliance Officer and senior personnel of the Adviser, Sub-Advisers and other service providers (such as the Funds’ independent registered public accounting firm) make periodic reports to the Board and its Committees with respect to a variety of matters, including matters relating to risk management.

Board Committees

The Board of Trustees has two standing committees: the Audit Committee and the Nominating and Governance Committee (the “Governance Committee”).

The Audit Committee is responsible for advising the full Board with respect to the oversight of accounting, auditing and financial matters affecting the Trust. In performing its oversight function, the Audit Committee has, among other things, specific power and responsibility: (1) to oversee the Funds’ accounting and financial reporting policies and practices, their internal controls and, as deemed appropriate by the Audit Committee, the internal controls of the Funds’ service providers; (2) to oversee the quality, objectivity, and integrity of the Funds’ financial statements and the independent audit thereof; (3) to approve, prior to appointment by the Board, the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, monitor the independent auditor’s qualifications, independence, and performance; and (4) to act as a liaison between the Trust’s independent registered public accounting firm and the Board. The Audit Committee meets as often as necessary or appropriate to discharge its functions and will meet at least semi-annually. The Audit Committee is comprised of all of the Independent Trustees. Mr. Boon is the Chair of the Audit Committee.

The Governance Committee is responsible for assisting the Board with matters related to the periodic review and evaluation of the governance, composition and operations of the Board and its Committees, including the selection and nomination of candidates to serve as Trustees of the Trust and of chairpersons of the Committees. The Governance Committee is comprised of all of the Independent Trustees. Ms. Zaharis is the Chair of the Governance Committee. Shareholders who wish to recommend a nominee should send nominations to the Secretary of the Trust, including biographical information and qualifications of the proposed nominee. The Governance Committee may request additional information deemed reasonably necessary for the Committee to evaluate such nominee. The Governance Committee meets as often as necessary or appropriate to discharge its functions and will meet at least annually.

Qualifications of the Trustees

The governing documents for the Trust do not set forth any specific qualifications to serve as a Trustee. The charter of the Governance Committee also does not set forth any specific qualifications. Among the attributes or skills common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with each of the other Trustees, the Adviser, Sub-Advisers, independent registered public accounting firm and the other service providers, and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his or her duties effectively has been attained through: (1) the individual’s business and professional experience and accomplishments; (2) the individual’s experience working with the other Trustees and management; (3) the individual’s prior experience serving in senior executive positions and/or on the boards of other companies and organizations; and (4) the individual’s educational background, professional training, and/or other experiences. Generally, no one factor was decisive in determining that an individual should serve as a Trustee. The following is a summary of each Trustee’s particular professional and other experience that qualifies each individual to serve as a Trustee of the Trust as of the date of this SAI. As noted above, a majority of the Board are Independent Trustees. Additional details regarding the background of each Trustee is included in the chart earlier in this section.

David B. Boon. Mr. Boon has been a Trustee since August 2018. Mr. Boon has experience in the financial, operations and management areas of the financial industry, including as the chief financial officer at various investment management firms. He has also served as the managing director of a retail and institutional investment management firm and full service defined contribution provider. Mr. Boon has been determined by the Board to be an audit committee financial expert as such term is defined in the applicable rules of the SEC.

Donald J. Herrema. Mr. Herrema has been a Trustee and Chairman of the Board since August 2018. Mr. Herrema has over 25 years of executive-level experience in the asset management and private wealth segments of the financial services industry, including as chief executive officer of a large private wealth management company. Mr. Herrema has served as a director and chairman of the board of directors of another mutual fund complex. He has also served on the boards of directors of a variety of public and private companies and non-profit organizations.

Catherine A. Zahari. Ms. Zaharis has been a Trustee since August 2018. Ms. Zaharis has experience in the financial services industry having served in senior positions at various asset management firms, including an SEC-registered investment adviser. Ms. Zaharis has served on the board of directors of another mutual fund complex. She has also served as a director, chairperson and committee member (as well as committee chair) of the board of directors at an educational organization’s endowment foundation, and she has served on the boards of directors of certain philanthropic and civic leadership organizations.

Mark D. Goodwin. Mr. Goodwin has been a Trustee since August 2018. Mr. Goodwin has over 20 years of direct leadership and management experience in the financial services industry, including as a chief operating officer and chief financial officer of various investment management firms. In addition, Mr. Goodwin’s current position as chief executive officer of the Adviser gives him valuable experience with the day-to-day management of the operation of the Trust, enabling him to provide essential management input to the Board.

Trustee Ownership of Fund Shares and Other Interests

None of the Trustees owned shares of the Predecessor Funds as of the calendar year ended December 31, 2017, which is prior to the inception date of the Funds.

As of the calendar year ended December 31, 2018, none of the Independent Trustees or their immediately family members owned beneficially or of record any securities of the Adviser, any Sub-Adviser, or the Distributor (as defined below), or any of their affiliates. During the two most recently completed calendar years, none of the Independent Trustees or their immediate family members had a direct or indirect interest, the value of which exceeds $120,000, in the Adviser, any Sub-Adviser, or the Distributor, or any of their affiliates. In addition, during the two most recently completed calendar years, none of the Independent Trustees or their immediately family members had any material interest, direct or indirect, in any transaction (or series of transactions), in which the amount involved exceeds $120,000 and to which the Adviser, any Sub-Adviser, or the Distributor, or any affiliate thereof, was a party. During the two most recently completed calendar years, none of the Independent Trustees or their immediately family members had any direct or indirect relationship, in which the amount involved exceeds $120,000, with the Adviser, any Sub-Adviser, or the Distributor, or any of their affiliates.

Compensation

Set forth below is the estimated compensation to be received by the Independent Trustees from the Trust for the fiscal year ended October 31, 2019. Each Independent Trustee receives from the Trust an annual retainer of $55,000, plus $5,000 for each regularly scheduled Board meeting attended, $5,000 for each special in-person meeting attended and $2,500 for each special telephonic meeting attended, plus reimbursement of related expenses. The Chairman of the Board receives an additional annual retainer of $10,000, and each of the Chairs of the Audit Committee and the Nominating Committee receives an additional annual retainer of $5,000, respectively. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees. The Trust does not pay any compensation to the Interested Trustee or the Trust’s officers.

Name of Person/Position	Pension or Retirement Benefits Accrued as Part of the Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees[1,2]
David B. Boon	$0	$0	$80,000
Donald J. Herrema	$0	$0	$85,000
Catherine A. Zaharis	$0	$0	$80,000

[1]	Estimated annual compensation for the first fiscal year.

[2]
The term “Fund Complex” applies to the nine portfolios that currently comprise the Trust, which consists of the two Funds, the North Square Oak Ridge Small Cap Growth Fund, the North Square International Small Cap Fund, the North Square Dynamic Small Cap Fund, the North Square Oak Ridge Disciplined Growth Fund, the North Square Multi Strategy Fund, the North Square Oak Ridge Dividend Growth Fund, and the North Square Global Resources & Infrastructure Fund (offered in separate Prospectuses and SAIs).

Control Persons, Principal Shareholders, and Management Ownership

Since each of the Funds was not operational prior to the date of this SAI, there were no principal shareholders or control persons, and the Trustees and officers of the Trust as a group did not own more than 1% of each Fund’s outstanding shares.

The Adviser

As stated in the Prospectus, North Square, 10 South LaSalle Street, Suite 1925, Chicago, Illinois 60603, serves as the investment adviser to each of the Funds pursuant to an investment advisory agreement (the “Advisory Agreement”).

Under the Advisory Agreement, the Adviser is responsible for providing or overseeing the provision of all investment management services to the Funds, including furnishing a continuous investment program for each Fund and determining what securities and other investments the Funds should buy and sell. The Adviser, together with the administrator to the Funds, is also responsible for assisting in the supervision and coordination of all aspects of the Fund’s operations, including the coordination of the Fund’s other services providers and the provision of related administrative and other services. The Adviser is authorized to delegate certain of its duties with respect to a Fund to one or more sub-advisers. The Adviser has engaged the Sub-Advisers pursuant to this authority and is responsible for overseeing the Sub-Advisers and recommending their hiring, termination, and replacement for approval by the Board of Trustees. The Adviser is also responsible for determining the portion of the Fund’s assets to be managed by any given sub-adviser and reallocating those assets as necessary from time to time.

For each sub-advised Fund, the Adviser retains overall responsibility for the management and investment of the assets of the Fund. In this capacity, the Adviser plays an active role in overseeing, monitoring and reviewing each Sub-Adviser in the performance of its duties. The Adviser monitors the investment performance of each Sub-Adviser and also evaluates the portfolio management teams to determine whether their investment activities remain consistent with the Funds’ investment objectives, strategies and policies. The Adviser also monitors changes that may impact a Sub-Adviser’s overall business and regularly performs due diligence reviews of each Sub-Adviser. In addition, the Adviser obtains detailed, comprehensive information concerning each Sub-Adviser’s performance and Fund operations and provides regular reports on these matters to the Board of Trustees. In its role as sponsor and primary investment adviser to the Funds, the Adviser assumes reputational and other risks associated with the operation of each Fund and provides the Funds with the ability to use the Adviser’s name and brand, as well as access to other services provided by the Adviser and its affiliates.

The Advisory Agreement will remain in effect with respect to each Fund for an initial two-year period. After the initial two-year period, the Advisory Agreement will continue in effect with respect to a Fund from year to year only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of a Fund, upon giving the Adviser 60 days’ notice when authorized either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Board, or by the Adviser on 60 days written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the Advisory Agreement, except for a loss resulting from a breach of fiduciary duty, or for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard by the Adviser of its duties under the Advisory Agreement.

In consideration of the services to be provided by the Adviser pursuant to the Advisory Agreement, the Adviser is entitled to receive from each Fund an investment advisory fee computed daily and paid monthly based on an annual rate equal to a percentage of each Fund’s average daily net assets specified in the Prospectus.

Manager-of-Managers Arrangement

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. This requirement also applies to the appointment of sub-advisers to the Fund. The Trust and the Adviser have applied for exemptive relief from the SEC (the “Order”), which would permit the Adviser, on behalf of the Fund and subject to the approval of the Board, including a majority of the independent members of the Board, to hire, and to modify any existing or future sub-advisory agreement with, unaffiliated sub-advisers and sub-advisers that are wholly-owned subsidiaries (as defined in the 1940 Act) of the Adviser, or a sister company of the Adviser that is a wholly-owned subsidiary of a company that, indirectly or directly, wholly owns the Adviser (the “Manager-of-Managers Structure”). The Order would also provide relief from certain disclosure obligations with regard to sub-advisory fees. The Order, if granted, will be subject to various conditions, including that the Fund will notify shareholders and provide them with certain information required by the exemptive order within 90 days of hiring a new sub-adviser. There can be no assurance that the SEC will grant the Order. The sole initial shareholder of the Fund has approved the operation of the Fund under a Manager-of-Managers Structure with respect to any affiliated or unaffiliated sub-adviser, including in the manner that would likely be permitted by the Order, if it is granted.

The Manager-of-Managers Structure would enable the Trust to operate with greater efficiency by not incurring the expense and delays associated with obtaining shareholder approvals for matters relating sub-advisers or sub-advisory agreements. Operation of the Funds under the Manager-of-Managers Structure does not permit management fees paid by the Fund to the Adviser to be increased without shareholder approval. Shareholders will be notified of any changes made to sub-advisers or material changes to sub‑advisory agreements within 90 days of the change.

The Adviser and its affiliates may have other relationships, including significant financial relationships, with current or potential sub-advisers or their affiliates, which may create a conflict of interest.  However, in making recommendations to the Board to appoint or to change a sub-adviser, or to change the terms of a sub-advisory agreement, the Adviser considers the sub-adviser’s investment process, risk management, and historical performance with the goal of retaining sub-advisers for the Fund that the Adviser believes are skilled and can deliver appropriate risk-adjusted returns over a full market cycle.   The Adviser does not consider any other relationship it or its affiliates may have with a sub-adviser or its affiliates, and the Adviser discloses to the Board the nature of any material relationships it has with a sub-adviser or its affiliates when making recommendations to the Board to appoint or to change a sub-adviser, or to change the terms of a sub-advisory agreement.

The Adviser has ultimate responsibility for the investment performance of each Fund due to its responsibility to oversee the Sub-Advisers and recommend their hiring, termination and replacement.

The Sub-Advisers

The Adviser has entered into a sub-advisory agreement with Red Cedar Investment Management, LLC ("Red Cedar" or a "Sub-Adviser") with respect to North Square Strategic Income Fund (the “Red Cedar Sub-Advisory Agreement”). Red Cedar is owned by Ostra Inc., a company owned by the current employees/management of the Advisor.

The Adviser has entered into a sub-advisory agreement with Advisory Research, Inc (“ARI” or a "Sub-Adviser") with respect to the North Square Advisory Research All Cap Value Fund (the “ARI Sub-Advisory Agreement” and together with the Red Cedar Sub-Advisory Agreements, the “Sub-Advisory Agreements”). ARI is owned by the 4100 Group, which is a subsidiary of Delta Dental of Michigan and Ohio.

The Adviser compensates each of the Sub-Advisers out of the investment advisory fees the Adviser receives from the Funds. Each of the Sub-Advisers make investment decisions for the assets it has been allocated to manage, subject to the overall supervision of the Adviser.

The Sub-Advisory Agreements will remain in effect with respect to each Fund for an initial two-year period. After the initial two-year period, the Sub-Advisory Agreements will continue in effect from year to year only as long as such continuance is specifically approved at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting shares of the Funds, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Sub-Advisory Agreements or interested persons of the Adviser or the Sub-Advisers or the Trust. The Sub-Advisory Agreements may be terminated at any time without the payment of any penalty by the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting shares of the Funds, or by the Sub-Advisers or the Adviser, upon 60 days’ written notice to the other party. Additionally, the Sub-Advisory Agreements automatically terminate in the event of its assignment. The Sub-Advisory Agreements provide that the Sub-Advisers shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the Sub-Advisory Agreements, except for a loss resulting from a breach of fiduciary duty, or for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard by the Sub-Advisers of its duties under the Sub-Advisory Agreement.

Fund Expenses

Each Fund is responsible for its own operating expenses (all of which will be borne directly or indirectly by the Fund’s shareholders), including among others, legal fees and expenses of counsel to the Fund and the Fund’s independent trustees; insurance (including trustees’ and officers’ errors and omissions insurance); auditing and accounting expenses; taxes and governmental fees; listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund’s custodians, administrators, transfer agents, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; expenses in connection with the issuance and offering of shares; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for public sale; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to shareholders; expenses of the dividend reinvestment plan; compensation and expenses of trustees; any litigation expenses; and costs of shareholders’ and other meetings.

The Adviser has contractually agreed to waive its fees and/or pay for or reimburse operating expenses of each Fund to ensure that the total annual fund operating expenses (excluding, as applicable, any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, any acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed the limit set forth in the Expense Table in the Prospectus (the “expense cap”).

This agreement, for both Funds, is in effect until February 28, 2022 and it may be terminated before that date only by the Trust’s Board of Trustees.

Expense Cap as percent of the average daily net assets
North Square Strategic Income Fund	0.90%
North Square Advisory Research All Cap Value Fund	0.95%

Any waiver of advisory fees or payment or reimbursement of Fund expenses made by the Adviser in a fiscal year may be reimbursed by such Fund for a period ending three full fiscal years after the date of the waiver, payment or reimbursement if the Adviser so requests. This reimbursement may be requested from a Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived, payments made or expenses reimbursed, or (b) the expense limitation amount in effect at the time of the reimbursement. The reimbursement amount may not exceed the total amount of fees waived and/or Fund expenses paid or reimbursed by the Adviser and will not include any amounts previously reimbursed to the Adviser by a Fund. A Fund must pay current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or Fund expenses.

Under the Prior Advisory Agreement, ARI served as the investment adviser to the Predecessor Funds. In consideration of the services provided by the Adviser pursuant to the Prior Advisory Agreement, the Predecessor Funds paid the following advisory fees to the Adviser for the periods indicated:

	Advisory Fees Accrued	Advisory Fees (Waived)/ Recoupment	Advisory Fee Retained
Advisory Research Strategic Income Fund
For the fiscal year ended October 31, 2019	$75,606	$75,606	$0
For the fiscal year ended October 31, 2018	$73,828	$73,828	$0
For the fiscal year ended October 31, 2017	$66,616	$66,616	$0

Advisory Research All Cap Value Fund
For the fiscal year ended October 31, 2019	$74,084	$74,084	$0
For the fiscal year ended October 31, 2018	$98,490	$98,490	$0
For the fiscal year ended October 31, 2017	$134,956	$132,929	$2,027

Portfolio Managers

Portfolio Managers of Red Cedar

John L. Cassady, III, David L. Withrow, Michael J. Martin, Jason M. Schwartz, and Julia M. Batchenko are jointly and primarily responsible for the day-to-day management of the North Square Strategic Income Fund.

Other Accounts Managed by the Portfolio Managers. Information on these other accounts is as follows, as of November 1, 2019:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)

John L. Cassady, III	1	$50	0	$0	17	$1,421
David L. Withrow	0	$0	0	$0	17	$1,421
Michael J. Martin	1	$50	0	$0	6	$288
Jason M. Schwartz	1	$50	0	$0	6	$288
Julia M. Bathenko	0	$0	0	$0	0	$0

	Number of Accounts with Advisory Fee Based on Performance
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)

John L. Cassady, III	0	$0	0	$0	0	$0
David L. Withrow	0	$0	0	$0	0	$0
Michael J. Martin	0	$0	0	$0	0	$0
Jason M. Schwartz	0	$0	0	$0	0	$0
Julia M. Bathenko	0	$0	0	$0	0	$0

Portfolio Managers of ARI

The North Square Advisory Research All Cap Value Fund is managed by Matthew K. Swaim, Bruce M. Zessar, and Christopher R. Harvey.

Other Accounts Managed by the Portfolio Managers. Information on these other accounts is as follows, as of October 31, 2019.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)

Matthew K. Swaim	1	$612.2	2	$288.8	59	$177.3
Bruce M. Zessar	1	$612.2	2	$297	86	$237.4
Christopher R. Harvey	1	$612.2	2	$288.8	57	$176.5

	Number of Accounts with Advisory Fee Based on Performance
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)

Matthew K. Swaim	0	$0	1	$30.2	1	$0.6
Bruce M. Zessar	0	$0	0	$0	0	$0
Christopher R. Harvey	0	$0	1	$30.2	1	$0.6

Material Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. Where conflicts of interest arise between a Fund and other accounts managed by the portfolio manager, the Adviser will proceed in a manner that ensures that the Fund will not be treated less favorably. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the portfolio managers. In such instances, securities will be allocated in accordance with the Adviser’s or Sub-Adviser’s trade allocation policy.

Compensation. Each portfolio manager receives a base salary and may receive an annual bonus based on profitability of the firm. The portfolio managers’ compensation arrangements are not determined on the basis of the performance of specific funds or accounts managed.

Ownership of the Funds by the Portfolio Managers. The following chart sets forth the dollar range of each Predecessor Fund shares owned by each portfolio manager in each Predecessor Fund as of October 31, 2019.

Dollar Range of Fund Shares Owned In (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, Over $1,000,000
Name of Portfolio Manager	Advisory Research Strategic Income Fund	Advisory Research All Cap Value Fund
John L. Cassady, III	None	None
David L. Withrow	None	None
Michael J. Martin	None	None
Jason M. Schwartz	None	None
Julia M. Bathenko	None	None
Matthew K. Swaim	None	$500,001-$1,000,000
Bruce M. Zessar	None	$100,001-$500,000
Christopher R. Harvey	None	None

Service Providers

Administrator. After [ ], 2020, and pursuant to an Administration Agreement (the “Administration Agreement”), U.S. Bank Global Fund Services (“Fund Services”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as the Administrator for the Funds. The Administrator provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds’ independent contractors and agents; preparing for signature by an officer of the Trust of all documents required to be filed for compliance with applicable laws and regulations including those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; arranging for the maintenance of books and records of the Funds; and providing, at their own expense, office facilities, equipment and personnel necessary to carry out their duties. In this capacity, the Administrator does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares. The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or its series, except for losses resulting from the Administrator’s willful misfeasance, bad faith or negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement.

Pursuant to the Administration Agreement, as compensation for its services, Fund Services will receive from each Fund, a fee based on the Fund’s current average daily net assets. Fund Services also is entitled to certain out‑of‑pocket expenses.

Prior to [ ], 2020, and pursuant to a Co-Administration Agreement (the “Prior Co-Administration Agreement”), UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212, and Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, California 91740 (collectively the “Prior Co-Administrators”), served as co-administrators for the Predecessor Funds.

As compensation for their services, the Funds paid the Prior Co-Administrators an administration fee payable monthly as a percentage of a Predecessor Fund’s average daily net assets.

The Predecessor Funds paid the following co-administration fees for the periods indicated:

Co-Administration Fees
Advisory Research Strategic Income Fund
For the fiscal year ended October 31, 2019	$49,200
For the fiscal year ended October 31, 2018	$28,377
For the fiscal year ended October 31, 2017	$35,416

Advisory Research All Cap Value Fund
For the fiscal year ended October 31, 2019	$34,684
For the fiscal year ended October 31, 2018	$26,798
For the fiscal year ended October 31, 2017	$36,427

Fund Accountant, Transfer Agent and Dividend Disbursing Agent. Fund Services also acts as the Trust’s fund accountant, transfer agent and dividend disbursing agent pursuant to separate agreements.

Custodian. U.S. Bank National Association (the “Custodian”) is the custodian of the assets of the Funds pursuant to a custody agreement between the Custodian and the Trust, whereby the Custodian provides services for fees on a transactional basis plus out-of-pocket expenses. The Custodian’s address is 1555 N. RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212. The Custodian does not participate in decisions pertaining to the purchase and sale of securities by the Funds.

Independent Registered Public Accounting Firm. Tait Weller & Baker LLP, is the independent registered public accounting firm for the Funds. Its services include auditing the Funds’ financial statements and the performance of related tax services.

Counsel to the Trust. Seward & Kissel LLP, 901 K Street N.W., Washington, District of Columbia 20001, serves as legal counsel to the Trust.

Distributor and the Distribution Agreement

Compass Distributors, LLC (the “Distributor”) is the distributor (also known as principal underwriter) of the shares of the Fund and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Under a Distribution Agreement with the Trust, the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Fund. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Fund and/or the Adviser, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the intermediary. The Distributor does not receive compensation from the Fund for its distribution services. The Adviser pays the Distributor a fee for certain distribution-related services.

Pursuant to the Distribution Agreement, the Distributor receives, and may re-allow to certain financial institutions, all, or a portion of, the sales charge paid on purchases of the Fund’s A Shares. Sales charges and 12b-1 amounts not paid to dealers may be paid to the Adviser for Fund distribution expenses that are permitted under the Fund’s Rule 12b-1 plan.

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Funds’ outstanding voting securities in accordance with the 1940 Act. The Distribution Agreement is terminable without penalty by the Trust on behalf of a Fund on no less than 60 days’ written notice when authorized either by a vote of a majority of the outstanding voting securities of a Fund or by vote of a majority of the members of the Board who are not “interested persons” (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operation of the Distribution Agreement, or by the Distributor, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Distribution Agreement provides that the Distributor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Distributor’s obligations and duties under the Distribution Agreement, except a loss resulting from the Distributor’s willful misfeasance, bad faith or gross negligence in the performance of such duties and obligations, or by reason of its reckless disregard thereof.

Rule 12b-1 Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”) that provides for Fund assets to be used for the payment for distribution services for Class A shares. The 12b-1 Plan provides for the payment of service fees in connection with the provision of post-sales shareholder liaison services to holders of Class A shares , as defined in FINRA regulations, including services such as responding to customer inquiries, and services related to the maintenance of shareholder accounts. Because 12b-1 fees are paid out of Fund assets attributable to Class A shares on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

The 12b-1 Plan provides alternative methods for paying sales charges and may help the Fund grow or maintain asset levels to provide operational efficiencies and economies of scale. The 12b-1 Plan also provides that the distribution fees paid by Class A shares of a Fund may be used to pay for any expenses primarily intended to result in the sale of shares of such Class, including, but not limited to: (a) costs of payments, including incentive compensation, made to agents for and consultants to the Distributor or the Trust, including pension administration firms that provide distribution services and broker-dealers that engage in the distribution of the shares of such Class of the Fund; (b) payments made to, and expenses of, persons who provide support services in connection with the distribution of shares of such Class of the Fund; (c) payments made pursuant to any dealer agreements between the Distributor and certain broker-dealers, financial institutions and other service providers with respect to such Class of the Fund; (d) costs relating to the formulation and implementation of marketing and promotional activities; (e) costs of printing and distributing prospectuses, statements of additional information and reports of the Fund to prospective shareholders of such Class of the Fund; (f) costs involved in preparing, printing and distributing sales literature pertaining to such Class of the Fund; (g) costs involved in obtaining such information, analyses and reports with respect to marketing and promotional activities that the Trust may deem advisable with respect to such Class of the Fund, and (h) reimbursement to the Adviser for expenses advanced on behalf of the Fund or Class with respect to such activities. The 12b-1 Plan is a compensation plan, which means that the Distributor is compensated regardless of its expenses, as opposed to a reimbursement plan which reimburses only for expenses incurred. The Distributor does not retain any 12b-1 fees for profit. All 12b-1 fees are held in a retention account by the Distributor to pay for and/or reimburse the Adviser for distribution related expenditures.

The 12b-1 Plan may not be amended to materially increase the amount to be paid by a Fund’s Class A shares shares for distribution services without the vote of a majority of the outstanding voting securities of such shares. The 12b-1 Plan shall continue in effect indefinitely, with respect to a Class, provided that such continuance is approved at least annually by a vote of a majority of the Trustees, including the Independent Trustees, cast in person at a meeting called for such purpose or by vote of at least a majority of the outstanding voting securities of such Class. The 12b-1 Plan may be terminated with respect to a Class at any time without penalty by vote of a majority of the Independent Trustees or by vote of the majority of the outstanding voting securities of such Class.

If the 12b-1 Plan is terminated for a Fund’s Class A shares in accordance with its terms, the obligation of the Fund to make payments to the Distributor pursuant to the 12b-1 Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for a Fund to pay any expenses incurred by the Distributor other than fees already payable under the 12b-1 Plan, if the 12b-1 Plan is terminated in accordance with its terms for any reason.

The Predecessor Funds did not have a 12b-1 plan

Shareholder Service Plan

The Board has adopted, on behalf of each Fund a Shareholder Service Plan (the “Service Plan”) under which the Adviser will provide, or arrange for others (such as banks, trust companies, broker-dealers and other financial intermediaries (each, a “Service Organization”)) to provide, certain specified non-distribution shareholder servicing functions for the Funds’ shares owned by its respective customers, including but not limited to (a) establishing and maintaining accounts and records relating to customers who invest in the Fund; (b) aggregating and processing orders involving Fund shares; (c) processing dividend and other distribution payments from the Fund on behalf of customers; (d) preparing tax reports or forms on behalf of customers; (e) forwarding communications from the Fund; (f) providing sub-accounting with respect to Fund shares; (g) providing customers with a service that invests the assets of their accounts in Fund shares pursuant to specific or pre-authorized instructions; and (h) providing such other similar services as the Adviser may reasonably request to the extent it or a Service Organization is permitted to do so under applicable statutes, rules or regulations. A Fund will pay the Adviser or Service Organizations, as applicable, at an annual rate of up to 0.15% of the Fund’s average daily net assets, payable monthly.

The Predecessor Funds did not have a shareholder servicing plan.

Marketing and Support Payments

The Adviser or Sub-Advisers, out of their own resources and without additional cost to the Funds or its shareholders, may provide cash payments or other compensation to certain financial intermediaries who sell shares of the Funds. These payments are in addition to other fees described in the Funds’ Prospectus and this SAI, and are generally provided for shareholder services or marketing support. Payments for marketing support are typically for inclusion of the Funds on sales lists, including electronic sales platforms. Investors may wish to take these payments into account when considering and evaluating recommendations to purchase shares of the Funds.

Dealer Reallowances

The Funds’ shares are subject to a sales charge that includes a dealer reallowance, which varies depending on how much the shareholder invests. The Distributor pays the appropriate dealer reallowance to dealers who have entered into an agreement with the Distributor to sell shares of the Funds. More detailed information on the sales charge and its application is contained in the Prospectus.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Pursuant to the Advisory Agreement and Sub-Advisory Agreements, the Adviser and applicable Sub-Adviser determine which securities are to be purchased and sold by the Funds and which broker-dealers are eligible to execute the Funds’ portfolio transactions. The purchases and sales of securities in the OTC market will generally be executed by using a broker for the transaction.

Purchases of portfolio securities for the Funds also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) that specialize in the types of securities which the Funds will be holding unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own accounts. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Adviser and Sub-Advisers will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the broker-dealer involved, the risk in positioning the block of securities, and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Adviser that they may lawfully and appropriately use in their investment advisory capacities, as well as provide other services in addition to execution services. Each of the Adviser and Sub-Advisers consider such information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement and Sub-Advisory Agreement with the Funds, to be useful in varying degrees, but of indeterminable value.

While it is the Funds’ general policy to seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Funds, weight is also given to the ability of a broker-dealer to furnish brokerage and research services as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, to the Funds or to the Adviser or the Sub-Adviser, even if the specific services are not directly useful to the Funds and may be useful to the Adviser or Sub-Adviser(s) in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Funds may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser or Sub-Adviser(s) to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Adviser’s or Sub-Adviser’s overall responsibilities to the Funds.

Investment decisions for a Fund are made independently from those of other client accounts that may be managed or advised by the Adviser or Sub-Adviser. Nevertheless, it is possible that at times, identical securities will be acceptable for both the Funds and one or more of such client accounts. In such event, the position of the Funds and such client accounts in the same issuer may vary and the holding period may likewise vary. However, to the extent any of these client accounts seek to acquire the same security as the Funds at the same time, the Funds may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Funds may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time as the Adviser’s or Sub-Adviser’s other client accounts.

The Funds do not effect securities transactions through brokers in accordance with any formula, nor do they effect securities transactions through brokers for selling shares of the Funds. However, broker-dealers who execute brokerage transactions may effect purchase of shares of the Funds for their customers. The brokers may also supply the Funds with research, statistical and other services.

The Predecessor Funds paid the following brokerage commissions for the periods indicated:

	Broker Commissions	Soft Dollar
Advisory Research Strategic Income Fund
For the fiscal year ended October 31, 2019	$1,770	[ ]
For the fiscal year ended October 31, 2018	$2,124	$188
For the fiscal year ended October 31, 2017	$4,061	$298

Advisory Research All Cap Value Fund
For the fiscal year ended October 31, 2019	$2,598	[ ]
For the fiscal year ended October 31, 2018	$5,131	$721
For the fiscal year ended October 31, 2017	$7,855	$3833
Pursuant to the Distribution Agreement, should any amounts be retained by the Distributor, such amounts would not be held for profit by the Distributor, but instead would be used solely for distribution related expenditures.

Holdings of Securities of the Fund’s Regular Brokers or Dealers

From time to time, a Fund may acquire and hold securities issued by its “regular brokers or dealers” or the parents of those brokers or dealers. “Regular brokers or dealers” (as such term is defined in the 1940 Act) of the Fund are the ten brokers or dealers that, during the most recent fiscal year, (i) received the greatest dollar amounts of brokerage commissions from the Fund’s portfolio transactions, (ii) engaged as principal in the largest dollar amounts of the portfolio transactions of the Fund, or (iii) sold the largest dollar amounts of the Fund’s shares. The Advisory Research

Strategic Income Fund held $170,080.50 in Bank of America Corp. (which owns Merrill Lynch) and the All Cap Value Fund did not hold any securities of any “regular brokers or dealers” during the fiscal year ended October 31, 2019.

PORTFOLIO TURNOVER

Although each Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. To the extent net short-term capital gains are realized, any distributions resulting from such gains will generally be taxed at ordinary income tax rates for federal income tax purposes.

Portfolio Turnover
Advisory Research Strategic Income Fund
For the fiscal year ended October 31, 2019	35.7%
For the fiscal year ended October 31, 2018	48%

Advisory Research All Cap Value Fund
For the fiscal year ended October 31, 2019	25.6%
For the fiscal year ended October 31, 2018	42%

PROXY VOTING POLICY

The Board has adopted Proxy Voting Policies and Procedures (the “Trust Policies”) on behalf of the Trust, which delegates the responsibility for voting the Funds’ proxies to the Adviser and Sub-Adviser, as applicable, subject to the Board’s continuing oversight. The Trust Policies require that the Adviser and Sub-Advisers vote proxies received in a manner consistent with the best interests of the Funds. The Trust Policies also require the Adviser and Sub-Advisers to present to the Board, at least annually, the Adviser’s Proxy Voting Policies and Procedures (the “Adviser Policies”) and the Sub-Advisers’ Proxy Voting Policies and Procedures (the “Sub-Adviser Policies”) and a record of each proxy voted by the Adviser and Sub-Advisers on behalf of each Fund, including a report on the resolution of all proxies identified by the Adviser and Sub-Advisers as involving a conflict of interest. See Appendix B for the Trust Policies, the Adviser Policies and the Sub-Adviser Policies. The Trust Policies, the Adviser Policies and the Sub-Adviser Policies are intended to serve as guidelines and to further the economic value of each security held by the Funds. The Trust’s CCO will review the Trust Policies, the Adviser Policies, and the Sub-Adviser Policies annually. Each proxy will be considered individually, taking into account the relevant circumstances at the time of each vote.

If a proxy proposal raises a material conflict between the Adviser’s or Sub-Adviser’s interests and a Fund’s interests, the Adviser or Sub-Adviser(s) will resolve the conflict by following the Adviser’s or Sub-Adviser’s policy guidelines or the recommendation of an independent third party.

Each Fund is required to annually file Form N-PX, which lists the Fund’s complete proxy voting record for the 12-month period ending June 30 of each year. Once filed, the Fund’s proxy voting record will be available without charge, upon request, by calling toll-free 1-855-551-5521 and on the SEC’s web site at www.sec.gov.

CODES OF ETHICS

The Trust, the Adviser, the Sub-Advisers, and the Distributor have each adopted separate Codes of Ethics under Rule 17j‑1 of the 1940 Act. These Codes permit, subject to certain conditions, access persons of the Adviser and Distributor to invest in securities that may be purchased or held by the Fund.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Program provides for the development and implementation of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Distributor and the Fund’s transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Assets Control (“OFAC”), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

PORTFOLIO HOLDINGS INFORMATION

The Trust has adopted policies and procedures regarding disclosure of portfolio holdings information (the “Disclosure Policy”). The Board of Trustees determined that the adoption of the Disclosure Policy, including the disclosure permitted therein, was in the best interests of the Trust. The Disclosure Policy applies to each Fund, Adviser, Sub-Advisers and other internal parties involved in the administration, operation or custody of the Funds, including, but not limited to Fund Services, the Board of Trustees, counsel to the Trust, counsel to the Independent Trustees, and the Funds’ independent registered public accounting firm. Pursuant to the Disclosure Policy, non-public information concerning each Fund’s portfolio holdings may be disclosed to its service providers only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the fiduciary duties owed by each Fund, the Adviser and the Sub-Advisers to a Funds’ shareholders. The Funds and their service providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Funds or in other investment companies or accounts managed by the Adviser, the Sub-Advisers or any affiliated person of the Advisers) in connection with the disclosure of portfolio holdings information of a Fund. Each Fund’s Disclosure Policy is implemented and overseen by the CCO of the Trust, subject to the oversight of the Board of Trustees. Periodic reports regarding these procedures will be provided to the Trust’s Board.

Portfolio holdings information will be deemed public when it has been (1) posted to a Fund’s public website (www. northsquareinvest.com) or (2) disclosed in periodic regulatory filings on the SEC’s website (www.sec.gov). Management of the Funds may make publicly available its portfolio holdings on the Funds’ public website no earlier than five days after the date of such information (e.g., information as of January 31 may be made available no earlier than February 5).

Non-Public Portfolio Holdings Information Policy. All portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is considered non-public portfolio holdings information for the purposes of the Disclosure Policy. Pursuant to the Disclosure Policy, the Funds or their Service Providers may disclose non-public portfolio holdings information to certain third parties who fall within pre-authorized categories on a daily basis, with no lag time unless otherwise specified below. These third parties include: (i) the Funds’ Service Providers and others who need access to such information in the performance of their contractual or other duties and responsibilities to the Funds (e.g., custodians, accountants, the Adviser, the Sub-Adviser, administrators, attorneys, officers and Trustees) and who are subject to duties of confidentiality imposed by law or contract, (ii) brokers who execute trades for the Funds, (iii) evaluation service providers (as described below) and (iv) shareholders receiving in-kind redemptions (as described below).

Evaluation Service Providers. These third parties include mutual fund evaluation services, such as Morningstar, Inc. and Lipper, Inc., if the Funds have a legitimate business purpose for disclosing the information, provided that the third party expressly agrees to maintain the non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information. Subject to the terms and conditions of any agreement between the Funds or their authorized service providers and the third party, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which the Funds’ non-public portfolio holdings information is released, and no lag period shall apply. In addition, persons who owe a duty of trust or confidence to the Funds or their Service Providers (such as legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement.

Shareholder In-Kind Distributions. Each Fund may, in certain circumstances, pay redemption proceeds to a shareholder by an in-kind distribution of portfolio securities (instead of cash). In such circumstances, pursuant to the Disclosure Policy, Fund shareholders may receive a complete listing of the portfolio holdings of the Fund up to seven calendar days prior to making the redemption request provided that they represent orally or in writing that they agree to maintain the confidentiality of the portfolio holdings information and not to trade portfolio securities based on the non-public holdings information.

Other Entities. Pursuant to the Disclosure Policy, a Fund, the Adviser or the Sub-Advisers may disclose non-public portfolio holdings information to third parties who do not fall within the pre-approved categories, and who are not executing broker-dealers; however, prior to the receipt of any non-public portfolio holdings information by such third party, the recipient must have entered into a non-disclosure agreement and the disclosure arrangement must have been approved by the CCO of the Trust. The CCO will report to the Board of Trustees on a quarterly basis regarding any recipients of non-public portfolio holdings information approved pursuant to this paragraph. There are no other ongoing arrangements as of the date of this SAI.

The Adviser, Sub-Advisers and their affiliates may provide investment advice to clients other than the Funds that have investment objectives that may be substantially similar to those of the Funds. These clients also may have portfolios consisting of holdings substantially similar to those of the Funds and generally have access to current portfolio holdings information for their accounts. These clients do not owe the Adviser, Sub-Advisers or the Funds a duty of confidentiality with respect to disclosure of their portfolio holdings.

Current Arrangements Regarding Disclosure of Portfolio Holdings. As of the date of this SAI, the Trust or at least one of the Funds has ongoing business arrangements with the following entities which involve making portfolio holdings information available to such entities as an incidental part of the services they provide to the Trust: (i) North Square (the Adviser), Red Cedar (a Sub-Adviser), ARI (a Sub-Adviser), Fund Services (the Trust’s Administrator) and US Bank, N.A. (the Custodian) pursuant to investment management, administration and custody agreements, respectively, under which the Trust’s portfolio holdings information is provided daily on a real-time basis (i.e., with no time lag); (ii) Tait Weller & Baker LLP (independent registered public accounting firm), Seward & Kissel LLP (attorneys) and other professionals engaged by the Trust to whom the Trust provides portfolio holdings information on a regular basis with varying lag times after the date of the information; (iii) Glass Lewis and ProxyEdge pursuant to a proxy voting agreement under which the Funds’ portfolio holdings information is provided daily, subject to a one-day lag; and (iv) Morningstar, Inc., Lipper Inc., Thomson Financial, Vickers Stock Research Corporation, and Bloomberg L.P., to which the Funds’ portfolio holdings information is provided quarterly after the end of the previous fiscal quarter, with a 60-day time lag and no earlier than the date such information is filed on the SEC’s EDGAR system on Form N-Q (for the first and third fiscal quarters) or the Annual or Semi-Annual Report is mailed to shareholders (for the second and fourth fiscal quarters), as applicable.

DETERMINATION OF NET ASSET VALUE

The net asset values per share (the “NAVs”) of a Fund’s shares will fluctuate and are determined as of 4:00 p.m. Eastern Time, the normal close of regular trading on the New York Stock Exchange (the “NYSE”) on each day the NYSE is open for trading. The NAVs may be calculated earlier if trading on the NYSE is restricted or if permitted by the SEC. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

The NAV of each class of each Fund is computed by dividing (a) the difference between the value of the Fund’s securities, cash and other assets and the amount of the Fund’s expenses and liabilities attributable to the class by (b) the number of shares outstanding in that class (assets – liabilities / # of shares = NAV). Each NAV takes into account all of the expenses and fees of that class of the Fund, including management fees and administration fees, which are accrued daily.

Net Assets	=	NAV
Shares Outstanding

Generally, the Funds’ investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Adviser and the Trust’s Valuation Committee pursuant to procedures approved by or under the direction of the Board. Pursuant to those procedures, the Board considers, among other things: 1) the last sale price on the securities exchange, if any, on which a security is primarily traded; 2) the mean between the bid and ask prices; 3) price quotations from an approved pricing service (which use information provided by market makers or estimates of market value based on similar securities), and 4) other factors as necessary to determine a fair value under certain circumstances.

The Funds’ securities which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and ask prices.

Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market. Securities primarily traded in the National Association of Securities Dealers Automated Quotation (“NASDAQ”), National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has not been any sale on such day, at the mean between the bid and ask prices. OTC securities which are not traded in the NASDAQ National Market System are valued at the most recent trade price.

Stocks that are “thinly traded” or events occurring when a foreign market is closed but the NYSE is open (for example, the value of a security held by a Fund has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded) may create a situation where a market quote would not be readily available. When a market quote is not readily available, the security’s value is based on “fair value” as determined by procedures adopted by the Board. The Board will periodically review the reliability of the Funds’ fair value methodology. The Funds may hold portfolio securities, such as those traded on foreign securities exchanges that trade on weekends or other days when the Funds’ shares are not priced. Therefore, the value of the Funds’ shares may change on days when shareholders will not be able to purchase or redeem shares.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Funds if acquired within 60 days of maturity or, if already held by the Funds on the 60th day, based on the value determined on the 61st day.

All other assets of the Funds are valued in such manner as the Board in good faith deems appropriate to reflect as their fair value.

PURCHASE AND REDEMPTION OF FUND SHARES

Detailed information on the purchase and redemption of shares is included in the Funds’ Prospectus. Shares of the Funds are sold at the next offering price calculated after receipt of an order for purchase. In order to purchase shares of the Funds, you must invest the initial minimum investment for the relevant class of shares. However, each Fund reserves the right, in its sole discretion, to waive the minimum initial investment amount for certain investors, or to waive or reduce the minimum initial investment for 401(k) plans or other tax-deferred retirement plans. You may purchase shares on any day that the NYSE is open for business by placing orders with the Funds.

Each Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund’s view, is likely to engage in or has a history of excessive trading (usually defined as more than four round-trip transactions out of a Fund within a calendar year). Furthermore, the Funds may suspend the right to redeem its shares or postpone the date of payment upon redemption for more than seven calendar days (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (ii) for any period during which an emergency exists affecting the sale of a Fund’s securities or making such sale or the fair determination of the value of a Fund’s net assets not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of the Fund’s shareholders. In addition, if shares are purchased using a check or electronic funds transfer through the ACH network and a redemption is requested before the purchase amount has cleared, the Funds may postpone payment of the redemption proceeds up to 15 calendar days while the Funds wait for the purchase amount to clear.

Redemptions In Kind

The Trust has filed an election under SEC Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (the lesser of (i) $250,000 or (ii) 1% of a Fund’s assets). Each Fund has reserved the right to pay the redemption price of its shares in excess of the amounts specified by the rule, either totally or partially, by an in-kind distribution of portfolio securities (instead of cash). The securities so distributed would be valued at the same amounts as those assigned to them in calculating the NAV for the Fund shares being redeemed. If a shareholder receives an in-kind distribution, the shareholder could incur brokerage or other charges in converting the securities to cash.

No Fund intends to hold any significant percentage of its portfolio in illiquid securities, although each Fund, like virtually all mutual funds, may from time to time hold a small percentage of securities that are illiquid. In the unlikely event a Fund were to elect to make an in-kind redemption, the Fund expects that it would follow the normal protocol of making such distribution by way of a pro rata distribution based on its entire portfolio. If the Fund held illiquid securities, such distribution may contain a pro rata portion of such illiquid securities or the Fund may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption. No Fund anticipates that it would ever selectively distribute a greater than pro rata portion of any illiquid securities to satisfy a redemption request. If such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely. Shareholders’ ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law. Shareholders may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient.

FEDERAL INCOME TAX MATTERS

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting each Fund and its shareholders. The discussion is very general. Current and prospective shareholders are therefore urged to consult their own tax advisors with respect to the specific federal, state, local and foreign tax consequences of investing in the Funds. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Each Fund is treated as a separate entity from other series of the Trust for federal income tax purposes. Each Fund has elected to be and intends to qualify each year for treatment as a “regulated investment company” under Subchapter M of the Code by complying with all applicable requirements of the Code, including, among other things, requirements as to the sources of each Fund’s income, diversification of the Fund’s assets and timing of Fund distributions. To so qualify, a Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships;” and (c) distribute an amount equal to the sum of at least 90% of its investment company taxable income (computed without regard to the dividends-paid deduction) and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

As a regulated investment company, no Fund will be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders provided that it satisfies a minimum distribution requirement. In order to also avoid liability for a non-deductible federal excise tax, each Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of the excess of its realized capital gains over its realized capital losses for the 12-month period generally ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which a Fund paid no federal income tax. Each Fund will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to its shareholders. Each Fund’s policy is to distribute to its shareholders all investment company taxable income (determined without regard to the deduction for dividends paid) and any net capital gain (the excess of net long-term capital gain over net short-term capital loss) for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Funds will not be subject to any federal income or excise taxes.

If, for any taxable year, a Fund were to fail to qualify as a regulated investment company or were to fail to meet certain minimum distribution requirements under the Code, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, a Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, a Fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so the Fund might incur significant Fund-level taxes and might be forced to dispose of certain assets. If a Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.

Shareholders generally will be subject to federal income taxes on distributions made by a Fund whether paid in cash or additional shares. Distributions of net investment income (including interest, dividend income and net short-term capital gain in excess of any net long-term capital loss, less certain expenses), other than qualified dividend income, will be taxable to shareholders as ordinary income. Distributions of qualified dividend income generally will be taxed to non-corporate shareholders at the federal income tax rates applicable to net capital gain, provided the Fund reports the amount distributed as qualified dividend income.

In general, dividends may be reported by a Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund. Qualified dividend income generally means dividend income received from the Fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the Fund and its shareholders. If 95% or more of a Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.

A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Passive foreign investment companies are not qualified foreign corporations for this purpose. Dividends received by a Fund from REITs generally do not qualify for treatment as qualified dividend income.

Dividends paid by a Fund may qualify in part for the dividends-received deduction available to corporate shareholders, provided the Fund reports the amount distributed as a qualifying dividend and certain holding period and other requirements under the Code are satisfied. The reported amount, however, cannot exceed the aggregate amount of qualifying dividends received by the Fund for its taxable year. Eligibility for qualified dividend income treatment and the dividends-received deduction may be reduced or eliminated if, among other things, (i) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (ii) certain holding period requirements are not satisfied at both the Fund and shareholder levels. In addition, qualified dividend income treatment is not available if a shareholder elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest.

Under Section 199A of the Code, certain dividends paid by a REIT are eligible for a reduced rate of taxation when received by non-corporate U.S. taxpayers as "qualified business income." Under Proposed Treasury Regulations, if the Fund receives a REIT dividend which is treated as "qualified business income," then the Fund may pay a dividend to its non-corporate shareholders that will be treated as "qualified business income," provided certain holding period and other requirements are satisfied by the shareholder. Although the Proposed Regulations are effective upon being published as Final Regulations, taxpayers may rely on the Proposed Regulations prior to their finalization. Although there is currently no mechanism for the Fund, to the extent the Fund invests in MLPs, to pass through "qualified business income" to its non-corporate shareholders, the Internal Revenue Service (the "IRS") has requested comments on similar tax treatment for MLP income received by a regulated investment company.

Distributions of net capital gain, if any, that a Fund reports as capital gain dividends will be taxable to non-corporate shareholders as long-term capital gain without regard to how long a shareholder has held shares of the Fund. A Fund may retain certain amounts of capital gains and designate them as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amounts so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on those undistributed amounts against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their federal income tax basis in their shares by an amount equal to the excess of the amounts of undistributed net capital gain included in their respective income over their respective income tax credits.

Distributions in excess of earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of the shareholder’s basis in his or her Fund shares. A distribution treated as a return of capital will reduce the shareholder’s basis in his or her shares, which will result in an increase in the amount of gain (or a decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on a later sale of such shares. After the shareholder’s basis is reduced to zero, any distributions in excess of earnings and profits will be treated as a capital gain, assuming the shareholder holds his or her shares as capital assets.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder’s net investment income.

Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable for federal income tax purposes as if received on December 31 of the calendar year in which declared. Distributions are includable in alternative minimum taxable income in computing a shareholder’s liability for the federal alternative minimum tax. In addition, certain distributions made after the close of a taxable year of a Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a regulated investment company’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the regulated investment company when they are actually paid.

A redemption of Fund shares may result in recognition of a taxable gain or loss. The gain or loss will generally be treated as a long-term capital gain or loss if the shares are held for more than one year, and as a short-term capital gain or loss if the shares are held for one year or less. Any loss realized upon a redemption or exchange of shares held for six months or less will be treated as a long term capital loss to the extent of any amounts treated as distributions of long term capital gains during such six month period. Any loss realized upon a redemption may be disallowed under certain wash sale rules to the extent shares of the same Fund or other substantially identical stock or securities are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the Internal Revenue Service (the “IRS”) a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is so reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

A Fund’s transactions in options and other similar transactions, such as futures, may be subject to special provisions of the Code that, among other things, affect the character of any income realized by the Fund from such investments, accelerate recognition of income to the Fund, defer Fund losses, affect the holding period of the Fund’s securities, affect whether distributions will be eligible for the dividends-received deduction or be treated as qualified dividend income and affect the determination of whether capital gain and loss is characterized as long-term or short-term capital gain or loss. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions may also require a Fund to “mark-to-market” certain types of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. federal income and excise taxes. Each Fund will monitor these transactions and will make the appropriate entries in its books and records, and if a Fund deems it advisable, will make appropriate elections if available in order to mitigate the effect of these rules, prevent disqualification of the Fund as a regulated investment company and minimize the imposition of U.S. federal income and excise taxes.

A Fund’s transactions in broad based equity index futures contracts, exchange-traded options on such indices and certain other futures contracts are generally considered “Section 1256 contracts” for federal income tax purposes. Any unrealized gains or losses on such Section 1256 contracts are treated as though they were realized at the end of each taxable year. The resulting gain or loss is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss recognized on actual sales of Section 1256 contracts is treated in the same manner. As noted above, distributions of net short-term capital gain are taxable to shareholders as ordinary income while distributions of net long-term capital gain are taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held shares of the Fund.

A Fund’s entry into a short sale transaction, an option or certain other contracts, such as futures, could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.

If a Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, a Fund must distribute, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income to shareholders to avoid federal income and excise taxes. Therefore, a Fund may have to sell portfolio securities (potentially under disadvantageous circumstances) to generate cash, or may have to undertake leverage by borrowing cash, to satisfy these distribution requirements. Dispositions of portfolio securities may result in additional gains and additional distribution requirements.

If a Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless the Fund elects to include the market discount in income as it accrues as discussed above. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond).

A Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes in some cases. So long as a Fund qualifies for treatment as a regulated investment company and incurs “qualified foreign taxes,” if more than 50% of its net assets at the close of its taxable year consist of stock or securities of foreign corporations, the Fund may elect to “pass through” to its shareholders the amount of such foreign taxes paid. If this election is made, information with respect to the amount of the foreign income taxes that are allocated to the Fund’s shareholders will be provided to them and any shareholder subject to tax on dividends will be required (i) to include in ordinary gross income (in addition to the amount of the taxable dividends actually received) his/her proportionate share of the foreign taxes paid that are attributable to such dividends; and (ii) either to deduct his/her proportionate share of such foreign taxes in computing his/her taxable income or to claim that amount as a foreign tax credit (subject to applicable limitations) against U.S. income taxes.

Shareholders who do not itemize deductions for U.S. federal income tax purposes will not be able to deduct their pro rata portion of qualified foreign taxes paid by the Fund, although such shareholders will be required to include their shares of such taxes in gross income if the Fund makes the election described above. Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability.

If a Fund makes the election to pass through qualified foreign taxes and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken that the shareholder’s taxable income from foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains a Fund realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Code or of any other income realized by the Fund that is deemed, under the Code, to be U.S.-source income in the hands of the Fund. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which may have different effects depending upon each shareholder’s particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. If a Fund does make the election, it will provide required tax information to shareholders. A Fund generally may deduct any foreign taxes that are not passed through to its shareholders in computing its income available for distribution to shareholders to satisfy applicable tax distribution requirements.

Foreign exchange gains or losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains or losses to be treated as ordinary gain or loss and may affect the amount, timing and character of distributions to shareholders.

A Fund may purchase the securities of certain foreign companies called passive foreign investment companies (“PFICs”). PFICs may be the only or primary means by which a Fund may invest in some countries. If a Fund invests in PFICs, it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend to shareholders. Additional charges in the nature of interest may be imposed on either a Fund or shareholders with respect to deferred taxes arising from such distributions or gains. Capital gains on the sale of such holdings will be deemed to be ordinary income regardless of how long such PFICs are held. A “qualified electing fund” election or a “mark to market” election may generally be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain (subject to the distribution requirements applicable to regulated investment companies, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a tax on a Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. In order for a Fund to make a qualified electing fund election with respect to a PFIC, the PFIC would have to agree to provide certain tax information to the Fund on an annual basis, which it might not agree to do. A Fund may limit and/or manage its holdings in PFICs to limit its tax liability or maximize its return from these investments.

A Fund is required to withhold (as “backup withholding”) a portion of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of Fund shares, paid to shareholders who have not complied with certain IRS regulations. The backup withholding rate is currently 24%. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify on IRS Forms W-9 or on certain other documents, that the Social Security Numbers or other Taxpayer Identification Numbers they provide are their correct numbers and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. A Fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that a number provided is incorrect or that backup withholding is applicable as a result of previous underreporting of interest or dividend income.

Ordinary dividends and certain other payments made by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or a lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or similar form certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate).

The 30% withholding tax described in the preceding paragraph generally will not apply to distributions of net capital gain, to redemption proceeds, or to dividends that a Fund reports as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain.” “Qualified net interest income” is a Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of a Fund for the taxable year over its net long-term capital loss, if any. In order to qualify for an exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or other applicable form). Backup withholding will not be applied to payments that are subject to this 30% withholding tax.

Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to the Fund’s distributions. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the United States and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

This discussion and the related discussion in the Prospectus have been prepared by management of the Funds, and counsel to the Trust has expressed no opinion in respect thereof.

Shareholders and prospective shareholders of the Funds should consult their own tax advisors concerning the effect of owning shares of the Fund in light of their particular tax situations.

DIVIDENDS AND DISTRIBUTIONS

Each Fund will receive income in the form of dividends and interest earned on its investments in securities. This income, less the expenses incurred in its operations, is the Fund’s net investment income, substantially all of which will be declared as dividends to the Fund’s shareholders.

The amount of income dividend payments by a Fund is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board. The Funds do not pay “interest” or guarantee any fixed rate of return on an investment in its shares.

Each Fund also may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Any net gain the Fund may realize from transactions involving investments held for less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any available carryover of capital losses), although a distribution from capital gains, will be distributed to shareholders with and as a part of the income dividends paid by the Fund and will be taxable to shareholders as ordinary income for federal income tax purposes. If during any year a Fund realizes a net gain on transactions involving investments held for more than the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, the Fund will have a net long-term capital gain. After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital losses available to be carried over) generally will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time the Fund’s shares may have been held by the shareholders. For more information concerning applicable capital gains tax rates, see your tax advisor.

Any dividend or distribution paid by a Fund reduces the Fund’s NAVs on the date paid by the amount of the dividend or distribution per share. Accordingly, a dividend or distribution paid shortly after a purchase of shares by a shareholder will generally be taxable, even if it effectively represents a partial return of the shareholder’s capital.

Dividends and other distributions will be made in the form of additional shares of a Fund unless the shareholder has otherwise indicated. Investors have the right to change their elections with respect to the reinvestment of dividends and/or distributions by notifying the transfer agent in writing or by telephone, but any such change will be effective only as to dividends and other distributions for which the record date is five or more calendar days after the transfer agent has received the request.

A Fund’s investments in partnerships, if any, including in qualified publicly traded partnerships, may result in that Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

GENERAL INFORMATION

North Square Investments Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on August 2, 2018. The Trust has a number of outstanding series of shares of beneficial interest, each of which represents interests in a separate portfolio of securities. The Trust’s Declaration of Trust permits the Trustees to create additional series of shares, to issue an unlimited number of full and fractional shares of beneficial interest of each series, including the Funds, and to divide or combine the shares of any series into a greater or lesser number of shares without thereby materially changing the proportionate beneficial interest in the series.

The Trust may offer more than one class of shares of any series. The North Square Strategic Income Fund currently offers a Class A and Class I share class. The North Square Advisory Research All Cap Value Fund currently offers only a Class I share class.

The Trust has reserved the right to create and issue additional series or classes. Subject to the distinctions permitted among classes of the Trust or any series as established by the Board consistent with the requirements of the 1940 Act, each share of the Trust or any series shall represent an equal beneficial interest in the net assets of the Trust or such series, and each shareholder of the Trust or any series shall be entitled to receive such shareholder’s pro rata share of distributions of income and capital gains, if any, made with respect to the Trust or such series. Upon redemption of the shares of any series, the applicable shareholder shall be paid solely out of the funds and property of such series of the Trust. Except as otherwise provided by the Board, shareholders shall have no preemptive or other right to subscribe to any additional shares or other securities issued by the Trust.

The Board may require shareholders to redeem shares for any reason under terms set by the Board. When issued, shares are fully paid and non-assessable. The Board may, however, cause shareholders, or shareholders of a particular series or class, to pay certain transfer agency, servicing or similar agent charges by setting off such charges due from such shareholder from declared but unpaid dividends owed such shareholder and/or by reducing the number of shares in the account of such shareholder by that number of full and/or fractional shares which represents the outstanding amount of such charges due from such shareholder.

Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote (and a proportionate fractional vote for each fraction of a share). The Trust is not required and has no current intention to hold annual meetings of shareholders, although the Trust will hold special meetings of Fund shareholders when in the judgment of the Board of the Trust it is necessary or desirable to submit matters for a shareholder vote or as otherwise required by the 1940 Act or other applicable federal law. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or its Declaration of Trust or By-Laws. On any matters submitted to a vote of the shareholders, all shares of the Trust then entitled to vote shall be voted in aggregate, except: (i) when required by the 1940 Act, shares shall be voted by individual series or class; (ii) when the matter involves any action that the Board has determined will affect only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon; and (iii) when the matter involves any action that the Board has determined will affect only the interests of one or more classes, then only the shareholders of such class or classes shall be entitled to vote thereon. Accordingly, shareholders of each series generally vote separately, for example, to approve investment advisory contracts or changes in fundamental investment policies or restrictions, but shareholders of all series may vote together to the extent required under the 1940 Act, such as in the election or selection of Trustees, principal underwriters and accountants for the Trust. Under certain circumstances, the shareholders of one or more series could control the outcome of these votes.

Shares of each class of a series represent an equal pro rata interest in such series and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, terms and conditions, except that: (i) each class shall have a different designation; (ii) each class of shares shall bear any class expenses; and (iii) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Upon liquidation or dissolution of a Fund, shareholders of the Fund would generally be entitled to share pro rata in the net assets of the Fund’s available for distribution to shareholders.

The shareholders of the Funds have the power to vote only: (i) for the election or removal of Trustees as and to the extent provided in the Trust’s Declaration of Trust; (ii) with respect to such additional matters relating to the Trust as may be required by federal law including the 1940 Act, or any registration of the Trust with the SEC (or any successor agency) or any state; and (iii) as the Board may otherwise consider necessary or desirable in its sole discretion.

The Trust is an entity of the type commonly known as a “Delaware statutory trust.” Under Delaware law and the Trust’s Declaration of Trust, shareholders are entitled to the same limitation of personal liability extended to shareholders of corporations organized under Delaware law. Therefore, shareholders generally will not be subject to personal liability for Fund obligations. The risk that a shareholder will incur personal liability for Fund obligations is limited to the circumstances in which a state court may not apply Delaware law or the terms of the Trust’s Declaration of Trust.

FINANCIAL STATEMENTS

Incorporated by reference herein is the Predecessor Funds’ Annual Report to shareholders for the fiscal year ended October 31, 2018, which includes the “Report of Independent Registered Public Accounting Firm”, “Schedule of Investments”, “Statement of Assets and Liabilities”, “Statement of Operations”, “Statements of Changes in Net Assets”, “Financial Highlights” and “Notes to Financial Statements.” A copy of the Predecessor Funds’ Annual Report can be obtained at no charge on the Funds’ website, www. northsquareinvest.com, or by calling 1-855-551-5521 or writing the Funds.

APPENDIX A
DESCRIPTION OF SECURITIES RATINGS

Corporate Bonds (Including Convertible Bonds)

Moody’s

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery.

C	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note
Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P

AAA	An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Note
Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated CC is currently highly vulnerable to nonpayment.

C	The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D
An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note
Plus (+) or minus (-). The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. The “r” symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns, which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

Preferred Stock

Moody’s

Aaa
An issue that is rated “Aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

Aa
An issue that is rated “Aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

A
An issue that is rated “A” is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “Aaa” and “Aa” classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

Baa
An issue that is rated “Baa” is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

Ba
An issue that is rated “Ba” is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

B
An issue that is rated “B” generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

Caa	An issue that is rated “Caa” is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

Ca	An issue that is rated “Ca” is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

C	This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note
Moody’s applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA	This is the highest rating that may be assigned by Standard & Poor’s to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA
A preferred stock issue rated AA also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A
An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB
An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB, B, CCC
Preferred stock rated BB, B, and CCC is regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC	The rating CC is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but that is currently paying.

C	A preferred stock rated C is a nonpaying issue.

D	A preferred stock rated D is a nonpaying issue with the issuer in default on debt instruments.

N.R.
This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy.

Note
Plus (+) or minus (-). To provide more detailed indications of preferred stock quality, ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Short Term Ratings

Moody’s
Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1
Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2
Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3
Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime	Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P

A-1
A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B
A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C
A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D
A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

APPENDIX B
NORTH SQUARE INVESTMENTS TRUST
PROXY VOTING POLICIES AND PROCEDURES

North Square Investments Trust (the “Trust”) is registered as an open-end investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust offers multiple series (each a “Fund” and, collectively, the “Funds”). Consistent with its fiduciary duties and pursuant to Rule 30b1-4 under the 1940 Act (the “Proxy Rule”), the Board of Trustees of the Trust (the “Board”) has adopted this proxy voting policy on behalf of the Trust (the “Policy”) to reflect its commitment to ensure that proxies are voted in a manner consistent with the best interests of the Funds’ shareholders.

Delegation of Proxy Voting Authority to Fund Advisers

The Board believes that the investment adviser of each Fund (each an “Adviser” and, collectively, the “Advisers”), as the entity that selects the individual securities that comprise its Fund’s portfolio, is the most knowledgeable and best-suited to make decisions on how to vote proxies of portfolio companies held by that Fund. The Trust shall therefore defer to, and rely on, the Adviser of each Fund to make decisions on how to cast proxy votes on behalf of such Fund.

The Trust hereby designates the Adviser of each Fund as the entity responsible for exercising proxy voting authority with regard to securities held in the Fund’s investment portfolio. Consistent with its duties under this Policy, each Adviser shall monitor and review corporate transactions of corporations in which the Fund has invested, obtain all information sufficient to allow an informed vote on all proxy solicitations, ensure that all proxy votes are cast in a timely fashion, and maintain all records required to be maintained by the Fund under the Proxy Rule and the 1940 Act. Each Adviser shall perform these duties in accordance with the Adviser’s proxy voting policy, a copy of which shall be presented to this Board for its review. Each Adviser shall promptly provide to the Board updates to its proxy voting policy as they are adopted and implemented.

Availability of Proxy Voting Policy and Records Available to Fund Shareholders

If a Fund or an Adviser has a web site, a copy of the Adviser’s proxy voting policy and this Policy may be posted on such website. A copy of such policies and of each Fund’s proxy voting record shall also be made available, without charge, upon request of any shareholder of the Fund, by calling the applicable Fund’s toll-free telephone number as printed in the Fund’s prospectus. The Trust’s administrator shall reply to any Fund shareholder request within three business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery.

Each Adviser shall provide a complete voting record, as required by the Proxy Rule, for each series of the Trust for which it acts as advisor, to the Trust’s co-administrator within 30 days after June 30 of each year. The Trust’s co-administrator, MFAC will file a report based on such record on Form N-PX on an annual basis with the Securities and Exchange Commission no later than August 31st of each year.

NORTH SQUARE INVESTMENTS, LLC

PROXY VOTING POLICIES AND PROCEDURES
POLICY
North Square has adopted Proxy Voting Policies and Procedures. Where North Square has proxy voting authority for securities of its advisory clients, North Square will vote such securities for the exclusive benefit, and in the best economic interest, of those clients and their beneficiaries, as determined by North Square in good faith and in accordance with North Square’s environmental and social guidelines, subject to any restrictions or directions from a client.  Such voting responsibilities will be exercised in a manner that is consistent with the general antifraud provisions of the Advisers Act, as well as with North Square’s fiduciary duties under federal and state law to act in the best interests of its clients.  A description of the Proxy Procedures appears in North Square’s brochure and in the Trust’s SAI for the Funds managed by North Square.
BACKGROUND
Proxy voting is an important right of shareholders; thus, reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.
SEC Registered Investment Advisers who exercise voting authority with respect to client securities are required by Rule 206(4)-6 of the Advisers Act to: (1) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (2) disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (3) describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (4) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.
PROCEDURE
North Square will cast votes and maintain voting records.  Case-by-case decisions are generally made by the CCO.  All voting records are maintained. North Square will maintain copies of any document created by North Square that was material in making a determination of how to vote a “case-by-case” proxy or that memorializes the basis for that decision.
On occasion, North Square may determine not to vote a particular proxy.  This may be done, for example where: (1) the cost of voting the proxy outweighs the potential benefit derived from voting; (2) a proxy is received with respect to securities that have been sold before the date of the shareholder meeting and are no longer held in a client account; (3) the terms of an applicable securities lending agreement prevent North Square from voting with respect to a loaned security; (4) despite reasonable efforts, North Square receives proxy materials without sufficient time to reach an informed voting decision and vote the proxies; (5) the terms of the security or any related agreement or applicable law preclude North Square from voting; or (6) the terms of an applicable advisory agreement reserve voting authority to the client or another party.
Identifying and Addressing Conflicts of Interest
North Square acknowledges its responsibility for identifying material conflicts of interest related to voting proxies.  In order to ensure that North Square is aware of the facts necessary to identify conflicts, senior management of North Square must disclose to the CCO any personal conflicts such as officer or director positions held by them, their spouses or close relatives, in any portfolio company.  Conflicts based on business relationships with North Square or any affiliate of North Square will be considered only to the extent that North Square has actual knowledge of such relationships.  If a conflict may exist which cannot be otherwise addressed by CCO, North Square may choose one of several options including: (1) voting in accordance with the Voting Guidelines, if it involves little or no discretion; (2) voting as recommended by a third party service, if employed by North Square; (3) “echo” or “mirror” voting the proxies in the same proportion as the votes of other proxy holders that are not North Square clients; (4) if possible, erecting information barriers around the person or persons making the voting decision sufficient to insulate the decision from the conflict; or (5) if agreed upon in writing with the client, forwarding the proxies to affected clients and allowing them to vote their own proxies.

Client Requests for information
Investment advisory clients may request a copy of North Square’s Proxy Voting Policies and Procedures and/or information about how North Square has voted securities in their account by contacting North Square at a specified phone number.  North Square will not disclose proxy votes for a client to other clients or third parties unless specifically requested, in writing, by the client.
Proxy Committee
The CCO and other members deemed necessary shall review North Square’s proxy procedures and third party services provider on a periodic basis. This group will review the Firm’s proxy voting policies and procedures and ensure that its third party proxy voting service provider is voting client securities, maintaining required records and meeting the obligations of its contract with North Square.

Proxy Voting Guidelines

From time to time, North Square may adopt specific internal proxy voting guidelines to assist it in carrying out this policy, which may include the use of independent third party advisory firms.

ADVISORY RESEARCH, INC.
PROXY VOTING POLICIES AND PROCEDURES

Advisory Research seeks to vote or otherwise process, such as by a decision to abstain from voting or to take no action on, proxies over which it has voting authority in the best interests of Advisory Research’s clients.

Institutional Shareholder Services Engagement. Advisory Research has engaged Institutional Shareholder Services (“ISS”) to provide proxy voting services for Clients over which Advisory Research exercises proxy voting authority. Advisory Research has adopted ISS’ standard proxy voting guidelines, which are applied by ISS to all Advisory Research proxy votes. Advisory Research generally votes in accordance with its proxy voting guidelines; however, Advisory Research may opt to override the guidelines if it is decided to be the best interest of its Clients. Advisory Research believes that the use of standard proxy voting guidelines and the use of an independent third party, such as ISS, mitigate potential conflicts of interest between Advisory Research and its Clients.

Receipt of Proxy Materials. Proxy materials from issuers, custodians or broker-dealers with respect to any securities held in Client accounts are sent generally electronically to Advisory Research in care of ISS. On rare occasions, Advisory Research receives proxy materials from issuers, custodians or broker-dealers through the mail in hard copy form, which are then forwarded to ISS for processing.

Proxy Administration & ISS Oversight. ISS monitors Advisory Research’s Client accounts and their ballot activity on an ongoing basis. To assist with this process (and wherever possible), ISS compares holdings quantities provided electronically by Advisory Research with those indicated on each ballot. Discrepancies are generally brought to the attention of the Client’s custodian and/or proxy agent (such as Broadridge) as appropriate, but may also be referred to Advisory Research by ISS for additional assistance.

Primarily through its use of the ISS service, ARI uses its best efforts to obtain ballots from its Clients custodians and to vote every proxy which it or ISS receives when Advisory Research has been granted the authority to do so. However, there are situations in which Advisory Research or ISS may not be able to process a ballot. For example, if Advisory Research or ISS received a proxy statement in an untimely manner, there may not be sufficient time to process the vote. We believe that the use of a third party service, such as ISS, and our Client relationships with multiple custodians reduce the likelihood of this occurring.

Voting Decisions. Votes are generally processed by ISS pursuant to Advisory Research’s accepted proxy voting guidelines. Any recommendations by the investment team members to vote against the guidelines should be brought to the attention of the Compliance Department who ensures the head portfolio manager is aware. Any resulting override shall be documented and then submitted to ISS by Compliance personnel.

In certain situations, Advisory Research may have a relationship with an issuer that could pose a potential conflict of interest when voting the shares of that issuer on behalf of Clients (such as if the issuer is also a Client of Advisory Research). Advisory Research believes that the use of an independent third party, such as ISS, and the use of standard, pre-determined proxy voting guidelines should adequately address possible conflicts of interest in most cases. In unusual cases, such as if an agenda item is not addressed by the standard guidelines or if an Advisory Research employee has recommended a vote against the guidelines, Advisory Research may use other alternative procedures such as engaging a different independent third party to present a recommendation or forwarding the proxies to Clients so that they may vote the proxies themselves.

Record of Votes Cast. Advisory Research has access to voting records for each issue and each Client via ISS.

Client Directed Votes. Although Advisory Research has adopted standard proxy voting guidelines, the client may request that Advisory Research vote proxies for their account in a particular manner. Such requests should be provided to Advisory Research in writing and will be addressed on a case by case basis with the client.

Client Requests for Voting Record. Clients may request proxy voting information. Advisory Research will respond to such requests showing how Client shares were voted on particular issues. The Compliance Department will maintain a copy of all such requests and responses.

Form N-PX. Advisory Research will provide a completed annual voting record, as required by the Proxy Rule, for each advised or sub-advised fund as requested. Advisory Research will also provide its current proxy voting policies and procedures and any subsequent amendments to the advised and sub-advised funds.

Recordkeeping
Advisory Research or a service provider maintains, in accordance with Rule 204-2 of the Advisers Act:
1. Copies of all proxy voting policies and procedures;
2. Copies of proxy statements received (unless maintained elsewhere as described below);
3. Records of proxy votes cast on behalf of Clients;
4. Documents prepared by Advisory Research that are material to a decision on how to vote or memorializing the basis for a decision;
5. Written Client requests for proxy voting information and
6. Written responses by Advisory Research to written or oral Client requests.

Advisory Research will obtain an undertaking from any service provider that the service provider will provide copies of proxy voting records and other documents promptly upon request if Advisory Research relies on the service provider to maintain related records. Advisory Research or its service provider may rely on the SEC’s EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system (as is generally true in the case of larger U.S.-based issuers).

Red Cedar Investment Management, LLC (“RCIM”)
Proxy Voting Policy

25.01 Overview

A. Proxy Voting Policy and Procedures

1. Policy: RCIM, as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best interests of our clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm's proxy policies and practices. Our policy and practice include the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

2. Responsibility: The Investment Committee, or its designee, has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping. The Investment Committee may delegate certain policy responsibilities to other employees, acting individually or collectively, for whom the Investment Committee shall retain supervision and oversight.

3. Procedures: RCIM has adopted procedures to Implement the firm's policy and conducts reviews to monitor and ensure the firm's policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

B. Delegation of Proxy Voting Authority and Voting Obligation

1. Terms and conditions defining and/or limiting the scope of RCIM’s proxy voting authority and voting obligations, as agreed upon with the client, may be documented as part of the investment policies and objectives of such client(s).

2. RCIM will use its best efforts to vote proxies on behalf of clients and will vote proxies where it is afforded the ability to do so. There may be instances, for example, where, at the time the vote is due, client securities have been loaned or other issues exist that prevent RCIM from the ability to vote client proxies.

3. Additionally, RCIM will vote proxies when doing so is in the best interest of its clients. In some situations, acting in the client’s best interest may include abstention from voting. For example, where the cost of voting securities outweighs, the benefits (e.g., voting on international securities where personal appearance is required, not having sufficient information to vote the proxy, etc.), RCIM may act accordingly.

4. All employees will forward any proxy materials received on behalf of clients to
Trading and Operations.
C. Use of Independent Third Party

In order to carry out its fiduciary duties and to minimize material conflicts of interest, RCIM will employ an independent third party to assist it in voting proxies. The independent third party shall:

1. Research all proxies for which RCIM has the responsibility and authority to vote;

2. Automatically vote the proxies consistent with the guidelines approved and adopted by RCIM; and

3. Contact RCIM for a decision on how to vote a proxy in the event it is unable to research a proxy vote, or it does not have an approved guideline to follow. If there is an opportunity for RCIM to appropriately research the proxy, the Firm will cast a vote based on the results of its research or choose to abstain from voting the proxy.

4. RCIM will generally vote proxies in accordance with pre-determined policy/guidelines. RCIM may not vote a proxy if it has sold the affected security between the record date and the meeting date.

D. Annual Proxy Guidelines Approval

Subject to the policies set forth above, the following shall occur at least once annually:

1. The independent third party shall submit its proposed proxy voting guidelines to
RCIM. The proposed guidelines detail how it intends to vote proxies.

2. Investment Committee, or its designee, shall review the proposed guidelines and determine whether to adopt some or all of the guidelines or modify them in any manner. Investment Committee, or its designee, may rely on counsel or anyone else deemed appropriate and/or may rely on any written documents deemed material. RCIM shall maintain documentation of the review and submit modifications, if any to the independent third party.
3. Adapted guidelines can be changed at any time. E. Proxy Voting Procedures
1. Voting Proxies

a. The independent third party shall vote the proxies in a timely manner in accordance with RCIM’s adopted guidelines (as set forth in the paragraph above) or instructions.
b. Any document prepared by RCIM that were material to making a decision how to vote a proxy or that memorialized the basis for the decision (e.g. minutes) will be retained.

Proxies Where RCIM Has A Material Conflict of Interest

For those proxies involving the existence of a material conflict of interest, RCIM shall convene the Investment Committee, or its designee, to determine how it intends to vote. RCIM’s board of directors shall be notified of this action. Such actions shall be recorded in meeting minutes.

Proxy Overrides

For those proxies where RCIM intends to override the third party’s recommendation, the portfolio manager shall inform the Investment Committee, or its designee, of how it intends to vote. RCIM’s board of directors shall be notified of this action. Such actions shall be recorded in meeting minutes.

Proxy Referrals

In the event the independent third party has not issued any recommendations and/or referred specific proxies to RCIM the Investment Committee, or its designee, may instruct the independent third party on how to vote the proxy. These actions shall be documented by the Investment Committee.

Client Requests for Information

All client request for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to CAO.

In response to any request, the CAO will prepare a written response to the client with the Information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how RCIM voted the client’s proxy with respect to each proposal about which the client inquired.

Upon request, RCIM shall provide, at no cost to the client:

A description of its proxy voting policies and procedures (this may be included in the Disclosure Brochure);
A copy of these policies and procedures upon written request; and/or
The manner in which the client may obtain information on how RCIM voted the proxy or proxies.

Records of client requests on how the proxies were voted and a copy of the written responses will be retained.

Disclosures

•
RCIM will provide required disclosures in response to Item 17 of Form ADV Part 2A summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how RCIM voted a client’s proxies;

•	RCIM’s disclosure brochure (Form ADV Part 2A) will include a description of how clients may obtain a copy of the firm’s proxy voting policies and procedures; and

•	RCIM’s proxy voting practice is disclosed in the firm’s advisory agreement(s).

Approved: August 2014
Revised: June 2019

PART C.
OTHER INFORMATION

Item 15. Indemnification
Reference is made to Article VII of the Registrant’s Declaration of Trust (previously filed with the Registration Statement on Form N-1A (File No. 333-226989) on August 24, 2018), and Paragraph 7 of the Distribution Agreement (filed herewith). With respect to the Registrant, the general effect of these provisions is to indemnify any person (Trustee, director, officer, employee or agent, among others) who was or is a party to any proceeding by reason of their actions performed in their official or duly authorized capacity on behalf of the Trust. With respect to the distributor, the general effect of the relevant provisions is to indemnify those entities for claims arising out of any untrue statement or material fact contained in the Funds’ Registration Statement, reports to shareholders or advertising and sales literature.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, (the “1933 Act”) the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the 1933 Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.”

Item 16. Exhibits

Exhibit No.	Exhibit
(1)
Declaration of Trust is herein incorporated by reference from the North Square Investments Trust (the “Trust”) Registration Statement on Form N‑1A (File No. 333-226989), filed with the Securities and Exchange Commission (“SEC”) on August 24, 2018.

(2)	By-Laws are herein incorporated by reference from the Trust’s Registration Statement on Form N-1A (File No. 333-226989), filed with the Securities and Exchange Commission (“SEC”) on August 24, 2018.
(3)	Not Applicable.
(4)
Form of Agreement and Plan of Reorganization between North Square Investments Trust on behalf of its separate investment series listed on Schedule A, Investment Managers Series Trust on behalf of its separate investment series listed on Schedule A, North Square Investments, LLC and Advisory Research, Inc. as Appendix B to this Proxy Statement.

(5)	Not Applicable.
(6)(a)
Form of Investment Advisory Agreement between the Trust and North Square Investments, LLC on behalf of the North Square Strategic Income Fund and the North Square Advisory Research All Cap Value Fund - filed herewith.

(6)(b)	Form of Investment Sub-Advisory Agreement between North Square Investments, LLC and Advisory Research, Inc. on behalf of the North Square Advisory Research All Cap Value Fund - filed herewith.
(6)(c)	Form of Investment Sub-Advisory Agreement between North Square Investments, LLC and Red Cedar Investment Management, LLC on behalf of the North Square Strategic Income Fund - filed herewith.
(7)(a)
Form of First Amendment to the Distribution Agreement between the Trust, on behalf of the North Square Advisory Research All Cap Value Fund and the North Square Strategic Income Fund and Compass Distributors, LLC - filed herewith.

(8)	Not Applicable.
(9)(a)	Custodian Agreement between the Trust and U.S. Bank National Association - filed herewith.
(10)(a)	Form of Rule 12b-1 Plan adopted by the Trust on behalf of the North Square Strategic Income Fund - filed herewith.
10(b)	Form of Rule 18f-3 Plan adopted by the Trust on behalf of the North Square Advisory Research All Cap Value Fund and the North Square Strategic Income Fund - filed herewith.
10(c)	Form of Shareholder Service Plan adopted by the Trust on behalf of the North Square Advisory Research All Cap Value Fund and the North Square Strategic Income Fund - filed herewith.

(11)	Opinion and Consent of Seward & Kissel LLP regarding the validity of shares to be issued - filed herewith.
(12)	Opinion and Consent of Seward & Kissel LLP regarding certain tax matters - filed herewith.
(13)(a)	Form of First Amendment to the Fund Administration Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC - filed herewith.
13(b)	Form of First Amendment to the Fund Accounting Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC - filed herewith.
(13)(c)	Form of First Amendment to the Transfer Agent Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC - filed herewith.
(13)(d)	Form of First Amendment to the Operating Expenses Limitation Agreement between the Trust, on behalf of the Funds, and North Square Investments, LLC - filed herewith.
(14)(a)	Consent of Independent Registered Public Accounting Firm Tait, Weller & Baker LLP - filed herewith.
(15)	Not Applicable.
(16)	Power of Attorney for the Trustees of the Registrant is herein incorporated by reference from the Amended Registration Statement to the Trust on Form N-1A, filed with the SEC on October 23, 2018.
(17)(a)
The Prospectus for the North Square Advisory Research All Cap Value Fund and the North Square Strategic Income Fund is herein incorporated by reference from Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A of the Trust, filed with the SEC on November 27, 2019.

(17)(b)
The Statement of Additional Information for the North Square Advisory Research All Cap Value Fund and the North Square Strategic Income Fund is herein incorporated by reference from Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A of the Trust, filed with the SEC on November 27, 2019.

17(c)	Proxy Cards - filed herewith.

Item 17.    Undertakings

(1)
The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

(2)
The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

(3)
The undersigned Registrant undertakes to file an opinion of counsel supporting the tax consequences to shareholders discussed in the Proxy/Prospectus in a post-effective amendment to this registration statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed below on its behalf by the undersigned, duly authorized, in the City of Washington in the District of Columbia on the 13th day of December, 2019.

North Square Investments Trust

By: /s/ Mark D. Goodwin
Mark D. Goodwin, President

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Mark D. Goodwin	President, Principal Executive	December 13, 2019
Mark D. Goodwin	Officer and Trustee

David B. Boon*	Trustee	December 13, 2019
David B. Boon

Donald J. Herrema*	Trustee	December 13, 2019
Donald J. Herrema

Catherine A. Zaharis*	Trustee	December 13, 2019
Catherine A. Zaharis

/s/ Alan E. Molotsky	Treasurer and Principal Financial	December 13, 2019
Alan E. Molotsky	and Accounting Officer

By: /s/ Mark D. Goodwin		December 13, 2019
Mark D. Goodwin Attorney-in-Fact (Pursuant to Powers of Attorney)

INDEX TO EXHIBITS

Exhibit Number	Description
4	Form of Agreement and Plan of Reorganization
6(a)	Form of Investment Advisory Agreement between the Trust and North Square Investments, LLC
6(b)	Form of Investment Sub-Advisory Agreement between North Square Investments, LLC and Advisory Research Inc.
6(c)	Form of Investment Sub-Advisory Agreement between North Square Investments, LLC and Red Cedar Investment Management, LLC
7(a)	Form of First Amendment to the Distribution Agreement
9(a)	Custody Agreement
10(a)	Form of Rule 12b-1 Plan
10(b)	Form of Rule 18f-3 Plan
10(c)	Form of Shareholder Service Plan
11	Legal Opinion and Consent Regarding Validity of Shares to be Issued
12	Legal Opinion and Consent Regarding Certain Tax Matters
13(a)	Fund Administration Servicing Agreement
13(b)	Fund Accounting Servicing Agreement
13(c)	Transfer Agent Servicing Agreement
13(d)	Operating Expenses Limitation Agreement
14(a)	Consent of Independent Registered Public Accounting Firm
17(c)	Proxy Cards